As filed with the Securities and Exchange Commission on September 6, 1996

                                                      Registration No. 333-09487

===============================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington , D.C. 20549

                               AMENDMENT NO. 1
                                      TO

                                   FORM S-3
                            REGISTRATION STATEMENT
                                    UNDER
                          THE SECURITIES ACT OF 1933

                               ---------------


                         FIRST MERCHANTS AUTO TRUSTS
                   (Issuer with respect to the Securities)

                          FIRST MERCHANTS ACCEPTANCE
                                 CORPORATION
                   (Sponsor of the Trusts described herein)
            (Exact name of Registrant as specified in its charter)

        Delaware                                36-3759045
(State or other jurisdiction of           (I.R.S. Employer Identification No.)
incorporation or organization)

                        570 Lake Cook Road, Suite 126
                             Deerfield, IL  60015
                                (847) 948-9300
         (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)

                               Mitchell C. Kahn
                    President and Chief Executive Officer
                    First Merchants Acceptance Corporation
                        570 Lake Cook Road, Suite 126
                             Deerfield, IL 60015
                                (847) 948-9300
   (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                  Copies to:
Mitchell L. Hollins, Esq.                             Jack M. Costello, Esq.
Sonnenschein Nath & Rosenthal                         Brown & Wood LLP
8000 Sears Tower                                      One World Trade Center
Chicago, Illinois 60606                               New York, New York 10048
(312) 876-8000                                        (212) 839-5300

                     ------------------------------

    Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this Registration Statement as determined by market conditions.
    If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /
    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities
Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. /x/
    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / / -------------
    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / / -------------
    If delivery of the prospectus is expected to be made pursuant to Rule
434, please check the following box.  / /

                       CALCULATION OF REGISTRATION FEE



 Title of Securities       Amount to Be        Proposed Maximum Offering     Proposed Maximum Aggregate    Amount of
 to Be Registered          Registered          Price Per Unit (1)            Aggregate Offering Price (1)  Registration Fee (2)


 Asset Backed Securities   $625,000,000              100%                         $625,000,000               $215,517.25


(1) Estimated pursuant to Rule 457 solely for the purpose of calculating the registration fee.

(2)  Of which, $344.83 has been previously paid.


    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION  STATEMENT ON SUCH DATE
OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT THAT SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID
SECTION 8(A), MAY DETERMINE.


==============================================================================



                             INTRODUCTORY NOTE


    This Registration Statement contains a form of Prospectus relating to the offering of series of Asset Backed Notes and/or Asset Backed Certificates by various First Merchants
Auto Trusts created from time to time by First Merchants Acceptance Corporation and two forms of Prospectus Supplement relating to the offering by a First Merchants Auto Trust of the particular series of Asset Backed Certificates or of Asset Backed Notes and/or Asset
Backed Certificates described therein. Each form of Prospectus Supplement relates only to the securities described therein and is a form that may be used, among others, by First
Merchants  Acceptance Corporation to offer Asset Backed Notes and/or Asset
Backed
Certificates under this Registration Statement.




Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus supplement and the accompanying prospectus shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.


               Subject to Completion, dated September 6, 1996
      Prospectus Supplement to Prospectus Dated                   , 1996

                     FIRST MERCHANTS AUTO TRUST 199  -
        $        (Floating Rate)(%) Asset Backed Certificates, Class A
        $        (Floating Rate)(%) Asset Backed Certificates, Class B
       FIRST MERCHANTS ACCEPTANCE CORPORATION, Depositor and Servicer


     First Merchants Auto Trust 199  -   (the "Trust") will be formed
pursuant to a Pooling and Servicing Agreement dated as of              , 199
, among First Merchants Acceptance Corporation, a Delaware corporation, as seller and servicer, ("First Merchants", the "Depositor" or in its capacity
as Servicer, the "Servicer"),                                   , a
                corporation, as backup servicer (the "Backup Servicer") and
                                , a                         banking
corporation, as trustee (the "Trustee"), and will issue $
aggregate principal amount of (Floating Rate)(%) Asset Backed Certificates,
Class A (the "Class A Certificates") and $                   aggregate
principal amount of (Floating Rate)(%) Asset Backed Certificates, Class B (the "Class B Certificates" and, with the Class A Certificates, the "Certificates").

     The assets of the Trust will include an initial pool of motor vehicle retail installment sale contracts (the "Initial Receivables" and, with the Subsequent Receivables referred to below, the "Receivables") secured by new or used automobiles, light trucks, vans and minivans financed thereby,
certain monies due or received thereunder on and after                , 199
 , and certain other property, as described herein. The assets of the Trust also will include security interests in the vehicles financed through the Receivables; proceeds from certain insurance policies relating to the
Receivables; a Transfer Agreement dated as of        , 199  from the
Depositor in favor of the Trust (the "Transfer Agreement") pursuant to which the Depositor will undertake to transfer additional motor vehicle retail installment contracts (the "Subsequent Receivables") to the Trust; rights
under a Security Agreement dated as of        , 199 , in favor of the Trust
securing the Depositor's obligation to purchase Subsequent Receivables and transfer and assign such Subsequent Receivables to the Trust through the pledge of monies on deposit in a collateral account (the "Pre-Funding Account") established thereunder; and certain other property as more fully described herein. The Certificates also will have the benefit of a financial
guaranty insurance policy issued by                            (the "Security
Insurer"). The Initial Receivables and the Subsequent Receivables were or will be originated by motor vehicle dealers, from whom they were acquired by First Merchants. The Depositor will sell and assign the Receivables to the Trust pursuant to the Pooling and Servicing Agreement and the Transfer Agreement. The Trust may also draw on funds on deposit in a Reserve Account, to the extent described herein, to meet shortfalls in amounts due to Certificateholders on any Distribution Date. The Reserve Account will not be part of the Trust.
                                                (Continued on following page)

     The full and timely payment of interest on and principal of the Class A Certificates is unconditionally and irrevocably guaranteed pursuant to a Security Insurance Policy issued by

                              (Security Insurer)

     PROSPECTIVE INVESTORS SHOULD CONSIDER THE FACTORS SET FORTH UNDER "RISK FACTORS" ON PAGE S-14 OF THIS PROSPECTUS SUPPLEMENT AND ON PAGE 12 OF THE ACCOMPANYING PROSPECTUS.

     THE CERTIFICATES REPRESENT BENEFICIAL INTERESTS IN THE TRUST ONLY AND DO NOT REPRESENT OBLIGATIONS OF OR INTERESTS IN FIRST MERCHANTS ACCEPTANCE CORPORATION OR ANY OF THEIR AFFILIATES. NEITHER THE CERTIFICATES NOR THE RECEIVABLES ARE INSURED OR GUARANTEED BY ANY GOVERNMENT AGENCY.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                       Price to the     Underwriting     Proceeds to the
                         Public(1)        Discount       Depositor (1)(2)
                       ------------     ------------     -----------------

Per Class A
Certificate. . . .      %                %               %
Per Class B
Certificate. . . .      %                %               %
          Total      $                $              $

(1)  Plus accrued interest, if any, from                 , 199   .
(2)  Before deducting expenses, estimated to be $                .
                                  ___________________

     The Certificates are offered subject to prior sale and subject to the Underwriter's right to reject orders in whole or in part. It is expected that delivery of the Certificates will be made through the Same Day Funds
System of the Depository Trust Company on or about                   , 199

- --------------------
SALOMON BROTHERS INC
________________________________________________________________________
The date of this Prospectus Supplement is               , 199  .


     The Class A Certificates will evidence in the aggregate an undivided
ownership interest in approximately          % of the Trust.   The Class B
Certificates will evidence in the aggregate an undivided ownership interest
in approximately          % of the Trust.  Principal and interest at the
applicable Pass-Through Rate generally will be distributed to
Certificateholders on the        day of each month, commencing
   , 199   .  The rights of the Class B Certificateholders to receive distributions are subordinated to the rights of the Class A Certificateholders to the extent described herein. The outstanding principal amount, if any, of the Certificates will be due and payable on
         , 199  .


     THIS PROSPECTUS SUPPLEMENT DOES NOT CONTAIN COMPLETE INFORMATION ABOUT
THE OFFERING OF THE CERTIFICATES.   ADDITIONAL INFORMATION IS CONTAINED IN
THE PROSPECTUS, AND PROSPECTIVE INVESTORS ARE URGED TO READ BOTH THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS IN FULL. SALES OF THE CERTIFICATES MAY NOT BE CONSUMMATED UNLESS THE PURCHASER HAS RECEIVED BOTH THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. THIS PROSPECTUS SUPPLEMENT CONTAINS INFORMATION THAT IS SPECIFIC TO THE TRUST AND THE SECURITIES OFFERED HEREBY AND, TO THAT EXTENT, SUPPLEMENTS AND REPLACES THE MORE GENERAL
INFORMATION PROVIDED IN THE PROSPECTUS.   INFORMATION CONTAINED IN THIS
PROSPECTUS SUPPLEMENT MAY ALSO REFLECT LEGAL, ECONOMIC AND OTHER DEVELOPMENTS SINCE THE DATE OF THE PROSPECTUS. TO THE EXTENT INFORMATION IN THIS PROSPECTUS SUPPLEMENT CONFLICTS WITH THAT CONTAINED IN THE PROSPECTUS, THE INFORMATION IN THIS PROSPECTUS SUPPLEMENT SHALL CONTROL.

     IN CONNECTION WITH THIS OFFERING, THE UNDERWRITER MAY OVER-ALLOT OR EFFECT TRANSACTIONS THAT STABILIZE OR MAINTAIN THE MARKET PRICE OF THE CERTIFICATES AT LEVELS ABOVE THOSE THAT MIGHT OTHERWISE PREVAIL IN THE OPEN MARKET. SUCH STABILIZING, IF COMMENCED, MAY BE DISCONTINUED AT ANY TIME.


                        REPORTS TO CERTIFICATEHOLDERS

     Unless and until Definitive Certificates are issued, monthly and annual unaudited reports containing information concerning the Receivables will be prepared by the Servicer and sent on behalf of the Trust only to Cede & Co., as nominee of The Depository Trust Company and registered holder of the Certificates. See "Certain Information Regarding the Securities -- Book-Entry Registration" and "-- Reports to Securityholders" in the accompanying Prospectus (the "Prospectus"). Such reports will not constitute financial statements prepared in accordance with generally accepted accounting principles. The Servicer will file with the Securities and Exchange Commission (the "Commission") such periodic reports as are required under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder.

                               SUMMARY OF TERMS

     The following summary is qualified in its entirety by reference to the detailed information appearing elsewhere herein and in the Prospectus. Certain capitalized terms used herein are defined elsewhere in this Prospectus Supplement on the pages indicated in the "Index of Terms" or, to the extent not defined herein, have the meanings assigned to such terms in the Prospectus.

  Issuer  . . . . . . . . . . . . .       First Merchants Auto Trust 199
                                          -
                                             , a trust to be formed pursuant
                                          to a Pooling and Servicing
                                          Agreement
                                          to be dated as of

                                                       , 199   (the "Pooling
                                          and Servicing Agreement"), among
                                          the
                                          Depositor, the Servicer, the
                                          Backup
                                          Servicer and the Trustee.

  Depositor . . . . . . . . . . . .       First Merchants Acceptance
                                          Corporation, a Delaware
                                          corporation
                                          ("First Merchants" or the
                                          "Depositor").

  Servicer  . . . . . . . . . . . .       First Merchants, as servicer under
                                          the Pooling and Servicing
                                          Agreement
                                          (the "Servicer").

  Trustee   . . . . . . . . . . . .
                                          ,
                                          a                        banking
                                          corporation, as trustee under the
                                          Pooling and Servicing Agreement
                                          (the


                                          "Trustee").

  Backup Servicer   . . . . . . . .                                        ,
                                          a
                                          corporation,
                                          as backup servicer under the
                                          Pooling
                                          and Servicing Agreement (the
                                          "Backup
                                          Servicer").

  Security Insurer  . . . . . . . .                                       ,
                                          a
                                                                financial
                                          guaranty insurance company (the
                                          "Security Insurer").  See
                                          "Security
                                          Insurer."

  The Certificates  . . . . . . . .       The Certificates will be issued on

                                                                      (the
                                          "Closing Date") pursuant to the
                                          Pooling and Servicing Agreement
                                          and
                                          will represent fractional
                                          undivided
                                          interests in the Trust.  The Class
                                          A Certificates will be issued in
                                          an
                                          initial aggregate principal amount
                                          of $                  (the
                                          "Initial
                                          Class A Certificate Balance") and
                                          will evidence in the aggregate an
                                          undivided ownership interest in
                                               % of the Trust (the "Class A
                                          Percentage").  The "Class A
                                          Certificate Balance" on any date
                                          of
                                          determination will equal the
                                          Initial
                                          Class A Certificate Balance
                                          reduced
                                          by all distributions made to the
                                          Class A Certificateholders and
                                          allocable to principal.

                                          The Class B Certificates will be
                                          issued in an initial aggregate
                                          principal amount of $
                                                        (the "Initial Class
                                          B
                                          Certificate Balance") and will
                                          evidence in the aggregate an
                                          undivided ownership interest in
                                          approximately           % of the
                                          Trust (the "Class B Percentage").
                                          The "Class B Certificate Balance"
                                          on
                                          any date of determination will
                                          equal
                                          the Initial Class B Certificate
                                          Balance reduced by all
                                          distributions
                                          made to the Class B
                                          Certificateholders and allocable
                                          to principal.

                                          The Class B Certificates will be
                                          subordinated to the Class A
                                          Certificates to the extent
                                          described
                                          herein.

                                          See "Description of the
                                          Certificates" herein.

                                          Each class of Certificates will be
                                          represented initially by one or
                                          more
                                          certificates registered in the
                                          name
                                          of Cede & Co., as the nominee of
                                          DTC.  No person acquiring a
                                          beneficial interest in a Class A
                                          Certificate or a Class B
                                          Certificate
                                          will be entitled to receive a
                                          definitive certificate
                                          representing
                                          such person's interest in the
                                          Trust
                                          except in the limited
                                          circumstances
                                          described in the Prospectus.
                                          Under
                                          the terms of the Pooling and
                                          Servicing Agreement, unless and
                                          until the Certificates are issued
                                          in
                                          definitive form, the beneficial
                                          owners thereof will not be
                                          recognized as Certificateholders
                                          and
                                          will be permitted to exercise the
                                          rights of Certificateholders only
                                          indirectly through DTC.  See
                                          "Certain Information Regarding the
                                          Securities -- Book-Entry
                                          Registration" and "-- Definitive
                                          Securities" in the Prospectus.

  The Receivables   . . . . . . . .       On the Closing Date, the Depositor
                                          will sell or transfer Receivables
                                          (the "Initial Receivables") to the
                                          Trust having an aggregate
                                          principal
                                          balance of approximately $

                                                        as of

                                               , 199   (the "Initial Cutoff
                                          Date").  The Trust, in turn, will
                                          purchase the Initial Receivables
                                          on
                                          the Closing Date from the
                                          Depositor,
                                          and the Servicer will agree to
                                          service the Receivables, pursuant
                                          to
                                          the Pooling and Servicing
                                          Agreement.
                                          In addition, the Depositor will be
                                          obligated to sell (subject only to
                                          the availability thereof), and the
                                          Trust will be obligated to
                                          purchase
                                          (subject only to the satisfaction
                                          of
                                          certain conditions set forth
                                          therein), additional Receivables
                                          (the "Subsequent Receivables")
                                          having an aggregate principal
                                          balance of approximately $
                                                     , which is the amount
                                          to
                                          be deposited to the Pre-Funding
                                          Account on the Closing Date (the
                                          "Pre-Funded Amount").  The
                                          Depositor
                                          will designate as a cutoff date
                                          (each, a "Subsequent Cutoff Date")
                                          each date as of which particular
                                          Subsequent Receivables are
                                          conveyed
                                          by the Depositor to the Trust.
                                          Each
                                          date during the Funding Period on
                                          which Subsequent Receivables will
                                          be
                                          conveyed to the Trust is referred
                                          to herein as a "Subsequent Transfer
                                          Date".  See "The Receivables Pool"
                                          herein and "Description of the
                                          Transfer and Servicing Agreements
                                          --
                                          Sale and Assignment of
                                          Receivables"
                                          and "The Receivables Pools" in the
                                          Prospectus.

                                          The Receivables will consist of
                                          sub-prime motor vehicle retail
                                          installment sale contracts (the
                                          "Contracts") secured by new or
                                          used automobiles, light trucks, vans
                                          and minivans financed thereby,
                                          including the right to receive certain
                                          payments in respect thereof,
                                          security interests in the vehicles
                                          financed thereby (the "Financed
                                          Vehicles") and the proceeds
                                          thereof.
                                          The Receivables arise, or will
                                          arise, from Contracts originated
                                          or acquired from motor vehicle
                                          dealers
                                          (the "Dealers") by the Depositor in
                                          the ordinary course of business.

                                          The Obligors on the Contracts are
                                          primarily consumers with limited
                                          access to traditional sources of
                                          credit ("sub-prime" borrowers),
                                          who
                                          are generally relatively higher
                                          credit risks due to various
                                          factors,
                                          including their past credit
                                          experience and the absence or
                                          limited extent of their credit
                                          history.  See "Risk Factors --
                                          Nature of Obligors and Financed
                                          Vehicles; Servicing" in the
                                          Prospectus.

                                          The Initial Receivables have been
                                          selected, and the Subsequent
                                          Receivables will be selected, from
                                          the Contracts owned by the
                                          Depositor
                                          based on the criteria specified in
                                          the Pooling and Servicing
                                          Agreement
                                          and described herein under "The
                                          Receivables Pool" and in the
                                          Prospectus under "The Receivables
                                          Pools".  As of the Initial Cutoff
                                          Date, the weighted average APR of
                                          the Initial Receivables was
                                          approximately          %, the
                                          weighted average remaining term to
                                          maturity of the Initial
                                          Receivables
                                          was approximately          months
                                          and the weighted average original
                                          term to maturity of the Initial
                                          Receivables was approximately
                                          months.  No Initial Receivable
                                          has,
                                          and no Subsequent Receivable will
                                          have, a scheduled maturity later
                                          than                      (the
                                          "Final Scheduled Maturity Date").

                                          Subsequent Receivables may be
                                          originated or acquired from
                                          Dealers
                                          by First Merchants, and
                                          subsequently
                                          by the Depositor, at a later date
                                          using credit criteria that differ
                                          from those that were applied to
                                          the
                                          Initial Receivables and may be of
                                          a
                                          different credit quality and
                                          seasoning.  In addition, following
                                          the transfer of Subsequent
                                          Receivables to the Trust, the
                                          characteristics of the entire pool
                                          of Receivables included in the
                                          Trust
                                          may vary significantly from those
                                          of
                                          the Initial Receivables.  See
                                          "Risk
                                          Factors -- The Pre-Funding
                                          Account",
                                          "-- Conveyance of Subsequent
                                          Receivables to the Trust" and "The
                                          Receivables Pool" herein and
                                          "Description of the Transfer and
                                          Servicing Agreements -- Sale and
                                          Assignment of Receivables" in the
                                          Prospectus.

                                          The Depositor will make certain
                                          representations and warranties
                                          with
                                          respect to the Receivables in the
                                          Pooling and Servicing Agreement
                                          and
                                          will undertake to repurchase any
                                          Receivable with respect to which
                                          an
                                          uncured breach of any such
                                          representation or warranty exists
                                          if
                                          such breach materially and
                                          adversely
                                          affects the rights therein of the
                                          Trustee and the
                                          Certificateholders,
                                          if such breach is not cured by the
                                          Depositor in a timely manner.  See
                                          "Description of the Transfer and
                                          Servicing Agreements -- Sale and
                                          Assignment of Receivables" in the
                                          Prospectus.

  Terms of the Certificates

    A.  Distribution Dates  . . . .       Distributions of interest and
                                          principal on the Certificates will
                                          be made on the        day of each
                                          month or, if any such day is not a
                                          Business Day, on the next
                                          succeeding Business Day (each, a
                                          "Distribution
                                          Date"), commencing           , 199 .
                                          Distributions will be made
                                          to holders of record
                                          of the Certificates (the
                                          "Certificateholders") as of the
                                          day immediately preceding such
                                          Distribution Date (each, a "Record
                                          Date").  A "Business Day" is a day
                                          other than a Saturday, a Sunday or
                                          day on which banking institutions
                                          or trust companies in the City of New
                                          York or the city in which the
                                          corporate trust office of the
                                          Trustee is located are authorized
                                          by law, regulation or executive order
                                          to be closed.


    B.  Pass-Through Rates  . . . .       Interest will accrue on the Class
                                          A
                                          Certificates at the rate of
                                          (Floating Rate)(%) per annum (the
                                          "Class A Pass-Through Rate") and
                                          on
                                          the Class B Certificates at the
                                          rate
                                          of (Floating Rate)(%) per annum
                                          (the
                                          "Class B Pass-Through Rate"),
                                          calculated on  the basis of  a 360-
                                          day
                                          year consisting of twelve 30-day
                                          months.

    C.  Distributions   . . . . . .       Interest.  On each Distribution
                                          Date, the Trustee will distribute
                                          interest (i) to holders of record
                                          of
                                          the Class A Certificates (the
                                          "Class
                                          A Certificateholders"), pro rata,
                                          in
                                          a maximum amount equal to the
                                          Class
                                          A Interest Distributable Amount
                                          and
                                          (ii) to holders of record of the
                                          Class B Certificates (the "Class B
                                          Certificateholders"), pro rata, in
                                          a maximum amount equal to the
                                          Class
                                          B Interest Distributable Amount.

                                          The "Class A Interest
                                          Distributable
                                          Amount" for each Distribution Date
                                          will equal the sum of (A) 30 days'
                                          interest at theClass A Pass-Through
                                          Rate on the Class A Certificate
                                          Balance on the previous
                                          Distribution
                                          Date (or, in the case of the first
                                          Distribution Date, on the Closing
                                          Date) after giving effect to all
                                          distributions to
                                          Certificateholders
                                          on such date and (B) any accrued
                                          and
                                          unpaid interest due to Class A
                                          Certificateholders from previous
                                          Distribution Dates.  The Class A
                                          Interest Distributable Amount
                                          generally will be payable to the
                                          Class A Certificateholders on each
                                          Distribution Date to the extent of
                                          funds available therefor from, in
                                          the following order of priority,
                                          (i)
                                          the Class A Percentage of the
                                          Interest Distribution Amount (as
                                          reduced by Servicing Fees paid to
                                          the Servicer on such date), (ii)
                                          funds, if any, available in the
                                          Reserve Account and (iii) that
                                          portion of the Total Distribution
                                          Amount otherwise distributable on
                                          such date to Class B
                                          Certificateholders.

                                          The "Class B Interest
                                          Distributable
                                          Amount" for each Distribution Date
                                          will equal the sum of (A) 30 days'
                                          interest  at  the   Class  B  Pass-
                                          Through
                                          Rate on the Class B Certificate
                                          Balance on the previous
                                          Distribution
                                          Date (or, in the case of the first
                                          Distribution Date, on the Closing
                                          Date) after giving effect to all
                                          distributions to
                                          Certificateholders
                                          on such date and (B) any accrued
                                          and
                                          unpaid interest due to Class B
                                          Certificateholders from previous
                                          Distribution Dates.  The Class B
                                          Interest Distributable Amount
                                          generally will be payable to the
                                          Class B Certificateholders on each
                                          Distribution Date to the extent of
                                          funds available therefor from, in
                                          the following order of priority,
                                          (i)
                                          the Class B Percentage of the
                                          Interest Distribution Amount (as
                                          reduced by Servicing Fees paid to
                                          the Servicer and amounts
                                          distributed
                                          as interest to the Class A
                                          Certificateholders on such date)
                                          and
                                          (ii) funds, if any, available in
                                          the
                                          Reserve Account on such date after
                                          distribution to the Class A
                                          Certificateholders of the Class A
                                          Interest Distributable Amount.

                                          The rights of the Class B
                                          Certificateholders to receive
                                          distributions of interest will be
                                          subordinated to the rights of the
                                          Class A Certificateholders to
                                          receive interest to the extent
                                          described herein.  See
                                          "Description
                                          of the Certificates --
                                          Distributions" and "--
                                          Subordination
                                          of the Class B Certificates;
                                          Reserve
                                          Account".

                                          Principal.  Principal of the Class
                                          A Certificates will be payable on
                                          each Distribution Date, pro rata to
                                          the Class A Certificateholders, in
                                          a maximum amount equal to the
                                          Class
                                          A Principal Distributable Amount for
                                          such date.  The "Class A Principal
                                          Distributable Amount" for any
                                          Distribution Date will equal the
                                          sum of (i) the Class A Percentage of
                                          the Principal Distribution Amount
                                          for the related Collection Period
                                          and (ii) any outstanding principal
                                          amounts due but not distributed to
                                          Class A Certificateholders on
                                          previous Distribution Dates.  The
                                          Class A Principal Distributable
                                          Amount generally will be payable to
                                          Class A Certificateholders to the
                                          extent of funds available therefor
                                          from (i) the Class A Percentage of
                                          the Principal Distribution Amount
                                          (exclusive of the portion thereof
                                          attributable to Realized Losses),
                                          (ii) funds, if any, available in the
                                          Reserve Account on such date after
                                          payment of the Class A Interest
                                          Distributable Amount and the Class
                                          B Interest Distributable Amount
                                          and (iii) the Total Distribution
                                          Amount remaining after the payment
                                          on such
                                          date of the Class A Interest
                                          Distributable Amount and Class B
                                          Interest Distributable Amount.

                                          Principal of the Class B
                                          Certificates will be payable on
                                          each
                                          Distribution Date, pro rata to the
                                          Class B Certificateholders, in a
                                          maximum amount equal to the Class
                                          B
                                          Principal Distributable Amount for
                                          such date.  The "Class B Principal
                                          Distributable Amount" for any
                                          Distribution Date will equal the
                                          sum
                                          of (i) the Class B Percentage of
                                          the
                                          Principal Distribution Amount for
                                          the related Collection Period and
                                          (ii) any outstanding principal
                                          amounts due but not distributed to
                                          Class B Certificateholders on
                                          previous Distribution Dates.  The
                                          Class B Principal Distributable
                                          Amount generally will be payable
                                          to
                                          Class B Certificateholders on each
                                          Distribution Date to the extent of
                                          funds available therefor from, in
                                          the following order of priority
                                          (i)
                                          any remaining portion of the Total
                                          Distribution Amount and (ii)
                                          funds,
                                          if any, remaining in the Reserve
                                          Account on such date after payment
                                          of the Class A Interest
                                          Distributable Amount, the Class A
                                          Principal Distributable Amount and
                                          the Class B Interest Distributable
                                          Amount.

                                          The "Collection Period" with
                                          respect
                                          to each Distribution Date will be
                                          the calendar month immediately
                                          preceding the month in which such
                                          Distribution Date occurs (or, in
                                          the
                                          case of the first Distribution
                                          Date,
                                          the period from and including the
                                          Initial Cutoff Date through and
                                          including                     ,
                                          199
                                           ).

                                          The outstanding principal amount
                                          of
                                          the Class A Certificates and the
                                          Class B Certificates, if any, will
                                          be payable in full on the Final
                                          Scheduled Distribution Date.

                                          See "Description of the
                                          Certificates
                                          -- Distributions".

  Credit Enhancement

    A.  The Security
         Insurance Policy . . . . .       Concurrently with the issuance of
                                          the Class A Certificates, the
                                          Security Insurer will issue the
                                          Security Insurance Policy to the
                                          Trustee pursuant to an insurance
                                          agreement to be dated as of      ,
                                          199  (the "Insurance Agreement"),
                                          among the Security Insurer, First
                                          Merchants and the Depositor.
                                          Under
                                          the Security Insurance Policy, the
                                          Security Insurer will
                                          unconditionally and irrevocably
                                          guarantee (i) the full, complete
                                          and
                                          timely payment to the Class A
                                          Certificateholders of the Class A
                                          Interest Distributable Amount and
                                          the Class A Principal
                                          Distributable
                                          Amount due on each Distribution
                                          Date
                                          (the aggregate of such amounts
                                          with
                                          respect to each Distribution Date,
                                          the "Guaranteed Distribution") and
                                          (ii) the full and complete payment
                                          of any portion of a Class A
                                          Interest
                                          Distributable Amount or Class A
                                          Principal Distributable Amount
                                          that
                                          is distributed to Class A
                                          Certificateholders and
                                          subsequently
                                          recovered from any such holder
                                          pursuant to a final, nonappealable
                                          order of a court of competent
                                          jurisdiction under applicable
                                          bankruptcy or insolvency laws.
                                          See
                                          "Security Insurance Policy"
                                          herein.

    B.  Subordination of
          the Class B
          Certificates  . . . . . .       The rights of the Class B
                                          Certificateholders to receive
                                          distributions with respect to the
                                          Receivables will be subordinated
                                          to
                                          the rights of the Class A
                                          Certificateholders to the extent
                                          described herein.  This
                                          subordination is intended to
                                          enhance
                                          the likelihood of timely receipt
                                          by
                                          the Class A Certificateholders of
                                          the full amount of interest and
                                          principal payable to them and to
                                          afford the Class A
                                          Certificateholders limited
                                          protection against losses in
                                          respect
                                          of the Receivables.

                                          No distribution of interest will
                                          be
                                          made to the Class B
                                          Certificateholders on any
                                          Distribution Date until the full
                                          amount of interest payable on the
                                          Class A Certificates on such
                                          Distribution Date has been
                                          distributed to the Class A
                                          Certificateholders, and no
                                          distribution of principal will be
                                          made to the Class B
                                          Certificateholders on any
                                          Distribution Date until the full
                                          amount of interest on and
                                          principal
                                          of the Class A Certificates
                                          payable
                                          on such Distribution Date has been
                                          distributed to the Class A
                                          Certificateholders.  Distributions
                                          of interest on the Class B
                                          Certificates, to the extent of
                                          collections on or in respect of
                                          the
                                          Receivables allocable to interest
                                          and amounts, if any, available in
                                          the Reserve Account, will not be
                                          subordinated to distributions of
                                          principal of the Class A
                                          Certificates.

                                          The protection afforded to the
                                          Class
                                          A Certificateholders by the
                                          subordination feature described
                                          above will be effected both by the
                                          preferential right of the Class A
                                          Certificateholders to receive, to
                                          the extent described herein,
                                          current
                                          distributions from collections on
                                          or
                                          in respect of the Receivables and
                                          by
                                          the establishment on the Closing
                                          Date of a segregated collateral
                                          account held by and pledged to the
                                          Trustee, as collateral agent, for
                                          the benefit of the
                                          Certificateholders (the "Reserve
                                          Account").  The Reserve Account
                                          will
                                          not be a part of the Trust.

    C.  Reserve Account . . . . . .       The Reserve Account will be funded
                                          by the Depositor (i) on the
                                          Closing
                                          Date with a deposit of cash and/or
                                          Eligible Investments having a
                                          value
                                          of approximately $
                                                      and (ii) on each
                                          Subsequent Transfer Date by a
                                          deposit of cash and/or Eligible
                                          Investments having a value equal
                                          to
                                                   % of the outstanding
                                          principal amount of the Subsequent
                                          Receivables conveyed to the Trust
                                          on
                                          such date (collectively, the
                                          "Reserve Account Initial
                                          Deposit").
                                          In addition, any portion of the
                                          Total Distribution Amount
                                          remaining
                                          in the Collection Account on each
                                          Distribution Date after payment of
                                          the Servicing Fee, Trustee Fee,
                                          the
                                          Class A Distributable Amount,
                                          Security Insurer Fee and the Class
                                          B Distributable Amount will be
                                          transferred to the Reserve
                                          Account.

                                          On each Distribution Date, funds
                                          will be withdrawn from the Reserve
                                          Account for distribution, first,
                                          to
                                          Class A Certificateholders to the
                                          extent of any shortfalls in the
                                          Class A Interest Distributable
                                          Amount, second, to Class B
                                          Certificateholders to the extent
                                          of
                                          any shortfalls in the Class B
                                          Interest Distributable Amount,
                                          third, to Class A
                                          Certificateholders
                                          to the extent of any shortfalls in
                                          the Class A Principal
                                          Distributable
                                          Amount and, fourth, to Class B
                                          Certificateholders to the extent
                                          of
                                          any shortfalls in the Class B
                                          Principal Distributable Amount.
                                          On
                                          each Distribution Date, after
                                          giving
                                          effect to all withdrawals from and
                                          deposits to the Reserve Account on
                                          such date, any amounts remaining
                                          in
                                          the Reserve Account in excess of
                                          the
                                          greater of (i)          %  of the
                                          Pool Balance as of the close of
                                          business on the last day of the
                                          related Collection Period and (ii)
                                          $                         (the
                                          "Specified Reserve Account
                                          Balance")
                                          will be distributed to the
                                          Depositor, and upon such
                                          distribution the
                                          Certificateholders
                                          will have no further rights in, or
                                          claims to, such amounts.

                                          See "Description of the
                                          Certificates
                                          -- Subordination of the Class B
                                          Certificates; Reserve Account".

  Optional Prepayment . . . . . . .       If the Servicer exercises its
                                          option
                                          to purchase the Receivables, which
                                          it may do after the aggregate
                                          principal balance of the
                                          Receivables
                                          (the "Pool Balance") declines to
                                          10%
                                          or less of the Initial Pool
                                          Balance,
                                          the  Class A Certificateholders
                                          will
                                          receive an amount equal to the
                                          Class
                                          A Certificate Balance together
                                          with
                                          accrued interest at the Class A
                                          Pass-Through Rate, the Class B
                                          Certificateholders will receive an
                                          amount equal to the Class B
                                          Certificate Balance together with
                                          accrued interest at the Class B
                                          Pass-Through Rate, and the
                                          Certificates will be retired.  The
                                          "Initial Pool Balance" will equal
                                          the sum of (i) the aggregate
                                          principal amount of the Initial
                                          Receivables as of the Initial
                                          Cutoff
                                          Date plus (ii) the aggregate
                                          principal balances of all
                                          Subsequent
                                          Receivables added to the Trust as
                                          of
                                          their respective Subsequent Cutoff
                                          Dates.  See "Description of the
                                          Certificates -- Optional
                                          Prepayment"
                                          herein.

  Mandatory Prepayment  . . . . . .       The Certificates will be prepaid,
                                          in
                                          part, pro rata on the basis of
                                          their
                                          initial principal amounts, on the
                                          Distribution Date on or
                                          immediately
                                          following the last day of the
                                          Funding Period in the event that
                                          any
                                          amount remains on deposit in the
                                          Pre-Funding Account after giving
                                          effect to the purchase of all
                                          Subsequent Receivables, including
                                          any such purchase on such date.
                                          The
                                          aggregate principal amount of
                                          Certificates to be prepaid will be
                                          an amount equal to the amount
                                          remaining on deposit in the
                                          Pre-Funding Account.   See "-- Pre-
                                          Funding Account" in this Summary
                                          of
                                          Terms and "Risk Factors -- The
                                          Pre-Funding Account" and "--
                                          Conveyance
                                          of Subsequent Receivables to the
                                          Trust" herein and "Description of
                                          the Transfer and Servicing
                                          Agreements -- Sale and Assignment
                                          of
                                          Receivables" in the Prospectus.

  Trust Accounts  . . . . . . . . .       The property of the Trust will
                                          include all amounts on deposit
                                          from
                                          time to time in the Collection
                                          Account and a security interest in
                                          the Pre-Funding Account.  See
                                          "Description of the Transfer and
                                          Servicing Agreements -- Accounts"
                                          in the Prospectus.

                                          The Depositor will maintain the
                                          Reserve Account with the Trustee
                                          as
                                          a segregated trust account;
                                          however,
                                          the Reserve Account will not be
                                          property of the Trust.  See
                                          "Description of the Certificates  -
                                          -
                                          Subordination of the Class B
                                          Certificates; Reserve Account" in
                                          this Prospectus Supplement.

  Pre-Funding Account   . . . . . .       During the period (the "Funding
                                          Period") from and including the
                                          Closing Date until the earliest to
                                          occur of (a) the date on which the
                                          amount  on  deposit   in  the  Pre-
                                          Funding
                                          Account is equal to $100,000 or
                                          less, (b) an Event of Default
                                          under
                                          the Pooling and Servicing
                                          Agreement,
                                          (c) certain events of insolvency
                                          with respect to First Merchants or
                                          (d) the
                                          Distribution Date, the Pre-Funded
                                          Amount will be maintained in a
                                          separate collateral account (the
                                          "Pre-Funding Account"), which will
                                          be established by the Depositor on
                                          the Closing Date pursuant to a
                                          Security Agreement dated as of
                                                       , 199  (the "Security
                                          Agreement"), between the Depositor
                                          and the Trustee, as collateral
                                          agent.  Amounts on deposit in the
                                          Pre-Funding Account will be
                                          pledged
                                          to the Trustee for the benefit of
                                          the Certificateholders and will be
                                          used to purchase Subsequent
                                          Receivables from time to time
                                          during
                                          the Funding Period in accordance
                                          with the Pooling and Servicing
                                          Agreement and the Purchase
                                          Agreement.  See "Description of
                                          the
                                          Transfer and Servicing Agreements
                                          --
                                          Accounts" and "- Sale and
                                          Assignment
                                          of Receivables" in the Prospectus.

                                          Funds  on   deposit  in   the  Pre-
                                          Funding
                                          Account will be invested by the
                                          Trustee, as collateral agent,
                                          during
                                          the Funding Period in Eligible
                                          Investments, and any Investment
                                          Income with respect to such


                                          Eligible
                                          Investments will be treated as
                                          interest collections on the
                                          Receivables and distributed on the
                                          following Distribution Date.  The
                                          Certificates will be prepaid, in
                                          part, pro rata on the basis of
                                          their
                                          initial principal amounts, on the
                                          Distribution Date on or
                                          immediately
                                          following the last day of the
                                          Funding Period in the event that
                                          any
                                          amount remains on deposit in the
                                          Pre-Funding Account after giving
                                          effect to the purchase of all
                                          Subsequent Receivables, including
                                          any such purchase on such date.
                                          The aggregate principal amount of
                                          Certificates to be prepaid will be
                                          an amount equal to the amount then
                                          on deposit in the Pre-Funding
                                          Account.  See "Risk Factors -- The
                                          Pre-Funding Account" herein and
                                          "Description of the Transfer and
                                          Servicing Agreements -- Accounts"
                                          and "- Sale and Assignment of
                                          Receivables" in the Prospectus.

  Backup Servicer . . . . . . . . .       If a Servicer Termination Event
                                          occurs under the Pooling and
                                          Servicing Agreement, the rights
                                          and
                                          obligations of the Servicer may be
                                          terminated by the Trustee or the
                                          holders of Certificates evidencing
                                          a majority of the aggregate
                                          outstanding principal amount of
                                          the
                                          Certificates.  If the rights and
                                          obligations of the Servicer are so
                                          terminated while First Merchants
                                          is
                                          the Servicer, or if First
                                          Merchants
                                          resigns as Servicer,
                                          has agreed to act as successor
                                          Servicer.  The Backup Servicer
                                          will
                                          receive a portion of the Servicing
                                          Fee for each Collection Period as
                                          compensation for agreeing to stand
                                          by as successor Servicer and for
                                          performing certain other
                                          functions.

  Tax Status  . . . . . . . . . . .       In the opinion of Brown & Wood
                                          LLP,
                                          the Trust will be treated as a
                                          grantor trust for federal income
                                          tax
                                          purposes and will not be subject
                                          to federal income tax.  Owners of
                                          beneficial interests in the
                                          Certificates will report their pro
                                          rata share of all income earned on
                                          the Receivables (other than
                                          amounts, if any, treated as "stripped
                                          coupons") and, subject to certain
                                          limitations in the case of such
                                          owners who are individuals, trusts
                                          or estates, may deduct their pro
                                          rata share of reasonable servicing
                                          and other fees.

                                          See "Certain Federal Income Tax
                                          Consequences" in the Prospectus
                                          for
                                          additional information concerning
                                          the application of federal income
                                          tax laws to the Trust and the
                                          Certificates.  Persons considering
                                          a purchase of Class B Certificates
                                          should also consider and discuss
                                          with their tax advisors the
                                          information set forth in the
                                          Prospectus under "Certain Federal
                                          Income Tax Consequences -- Grantor
                                          Trusts -- Subordinated
                                          Certificates".

  ERISA Considerations  . . . . . .       During the Funding Period, not
                                          more
                                          than 24.9% of the Class A
                                          Certificates may be held by
                                          "employee benefit plans" as
                                          defined
                                          in Section 3 of the Employee
                                          Retirement Income Security Act of
                                          1974, as amended ("ERISA").  After
                                          the termination of the Funding
                                          Period and subject to the
                                          considerations discussed under
                                          "ERISA Considerations" herein and
                                          in the Prospectus, the Class A
                                          Certificates will be eligible for
                                          purchase by employee benefit plans
                                          subject to ERISA.

                                          Because the Class B Certificates
                                          are subordinated to the Class A
                                          Certificates, employee benefit
                                          plans
                                          subject to ERISA will not be
                                          eligible to purchase Class B
                                          Certificates.

                                          Any benefit plan fiduciary
                                          considering a purchase of
                                          Certificates should, among other
                                          things, consult with experienced
                                          legal counsel in determining
                                          whether
                                          all required conditions for such
                                          purchase have been satisfied.  See
                                          "ERISA Considerations" herein and
                                          in the Prospectus.

  Ratings of the Certificates   . .       It is a condition to the issuance
                                          of
                                          the Certificates that the Class A
                                          Certificates be rated at least
                                                 by                   (the
                                          "Rating Agencies") and that the
                                          Class B Certificates be rated at
                                          least       by                   .

                                          The ratings of the Class A
                                          Certificates will be based
                                          primarily
                                          on the issuance of the policy by
                                          the
                                          Security Insurer, the credit
                                          quality
                                          of the Receivables, the
                                          subordination of the Class B
                                          Certificates and the availability
                                          of
                                          the Reserve Account.  The ratings
                                          of
                                          the Class B Certificates will be
                                          based primarily on the credit
                                          quality of the Receivables and the
                                          availability of the Reserve
                                          Account.

                                          A rating is not a recommendation
                                          to
                                          purchase, hold or sell the
                                          Certificates, inasmuch as such
                                          rating does not comment as to
                                          market
                                          price or suitability for a
                                          particular investor.  The ratings
                                          address the likelihood that
                                          principal of and interest on the
                                          Certificates will be paid pursuant
                                          to their terms.  There can be no
                                          assurance that a rating will not
                                          be
                                          lowered or withdrawn by a rating
                                          agency if circumstances so
                                          warrant.
                                          See "Risk Factors -- Ratings of
                                          the
                                          Certificates" herein.


                                 RISK FACTORS

     In addition to the other information contained in this Prospectus Supplement and the Prospectus, prospective investors should carefully consider the following risk factors before investing in the Certificates.

     Limited Liquidity. There is currently no secondary market for the Class A Certificates or the Class B Certificates. The Underwriter currently intends to make a market in the Class A Certificates and the Class B Certificates, but is under no obligation to do so. There can be no assurance that a secondary market will develop or, if a secondary market does develop, that it will provide Certificateholders with liquidity of investment or that it will continue for the life of the Certificates.

     The Pre-Funding Account. On the Closing Date, the Trustee will deposit the Pre-Funded Amount into the Pre-Funding Account. The Pre-Funding Account will be established in the name of the Trustee as collateral agent and all amounts deposited thereto will be pledged to the Trustee for the benefit of the Certificateholders. The Pre-Funded Amount will be used only to purchase Subsequent Receivables, and prior to withdrawal from the Pre-Funding Account as payment for the Subsequent Receivables, funds on deposit in the Pre-Funding Account will be invested in Eligible Investments. Any Investment Income from the investment of the Pre-Funded Amount in Eligible Investments will be included in the Interest Distribution Amount and distributed on the following Distribution Date pursuant to payment priorities described in this Prospectus Supplement.

     To the extent that amounts on deposit in the Pre-Funding Account have not been fully applied to the purchase of Subsequent Receivables by the end of the Funding Period, the Certificateholders will receive, on the Distribution Date on or immediately following the last day of the Funding Period, a prepayment of principal in an amount equal to the Pre-Funded Amount remaining in the Pre-Funding Account following the purchase of any Subsequent Receivables on such Distribution Date. It is anticipated that the principal amount of the Subsequent Receivables sold to the Trust will not be exactly equal to the amount on deposit in the Pre-Funding Account and, therefore, that there will be at least a nominal amount of principal prepaid to the Certificateholders. See "Description of the Certificates -- Mandatory Prepayment".

     Conveyance of Subsequent Receivables to the Trust. On the Closing Date, the Depositor will transfer Initial Receivables to the Trust having an
aggregate principal balance of $                      , which Initial
Receivables the Trust will purchase from the Depositor in exchange for the Certificates. The Depositor will pledge $
  , i.e., the Certificate proceeds in excess of the aggregate principal balance of the Initial Receivables (representing the Pre-Funded Amount) pursuant to the Security Agreement in favor of the Trust, and such amount will be deposited into the Pre-Funding Account. The Pre-Funded Amount will be used during the Funding Period to purchase Subsequent Receivables from First Merchants. If the principal amount of eligible Receivables originated or acquired by First Merchants prior to the termination of the Funding Period is less than the Pre-Funded Amount, First Merchants will have insufficient Receivables to sell to the Trust, thereby resulting in a prepayment of principal to the Certificateholders as described above. In addition, any conveyance of Subsequent Receivables by First Merchants to the Trust will be subject to the satisfaction, on or before the applicable Subsequent
Transfer Date, of the following conditions, among others: (i) each such Subsequent Receivable must satisfy the eligibility criteria specified in the Pooling and Servicing Agreement; (ii) First Merchants shall not have selected such Subsequent Receivable in a manner that it believes is adverse to the interests of the Certificateholders; (iii) as of the related Subsequent Cutoff Date, the Receivables in the Trust, including the Subsequent Receivables to be conveyed to the Trust on such date, must satisfy the parameters described under "The Receivables Pool" herein and under "The Receivables Pools" in the Prospectus; (iv) the applicable Reserve Account Initial Deposit for such Subsequent Transfer Date shall have been made; (v) First Merchants shall have executed and delivered to the Trustee, a written assignment conveying such Subsequent Receivables to the Trust, respectively (including a schedule identifying such Subsequent Receivables); (vi) the Depositor shall have delivered certain opinions of counsel to the Trustee and the Rating Agencies with respect to the validity of the conveyance of the Subsequent Receivables to the Trust; (vii) the Trustee shall have received written confirmation from a firm of certified public accountants that the Receivables, including such Subsequent Receivables, meet the criteria described herein under "The Receivables Pool" and in the Prospectus under "The Receivables Pools"; and (viii) the Rating Agencies shall have notified the Depositor in writing that, following the conveyance of all the Subsequent Receivables to the Trust, the Certificates will continue to be rated by the Rating Agencies in the same rating categories in which they were rated on the Closing Date. Such confirmation of the ratings of the Certificates may depend on factors other than the characteristics of the Subsequent Receivables, including the delinquency, repossession and net loss experience on the automobile, van and light duty truck receivables in the portfolio serviced by the Servicer.

     First Merchants is obligated under the Pooling and Servicing Agreement to repurchase any Subsequent Receivable that fails to satisfy the conditions listed in the preceding paragraph at a purchase price equal to the Repurchase Amount therefor.

     Each Subsequent Receivable, at the time it is conveyed to the Trust, must satisfy the eligibility criteria specified in the Pooling and Servicing Agreement. However, Subsequent Receivables may have been originated or acquired by First Merchants after the Closing Date using credit criteria different from those that were applied to the Initial Receivables and may be of a different credit quality and seasoning. Therefore, following the transfer of Subsequent Receivables to the Trust, the characteristics of the entire Receivables Pool included in the Trust may vary significantly from those of the Initial Receivables. See "The Receivables Pool" herein and "Description of the Transfer and Servicing Agreements -- Sale and Assignment of Receivables" and "The Receivables Pools" in the Prospectus.

     Subordination. On each Distribution Date, distributions of interest on the Class B Certificates will be subordinated to distributions of interest on the Class A Certificates, and distributions of principal of the Class B Certificates will be subordinated to distributions of interest and principal due on the Class A Certificates. Consequently, the Class B Certificateholders will not receive any distributions of interest on a Distribution Date until the full amount of interest payable on the Class A Certificates on such Distribution Date has been distributed to the Class A Certificateholders, and Class B Certificateholders will not receive any distributions of principal on a Distribution Date until the full amount of interest on and principal of the Class A Certificates payable on such Distribution Date has been distributed to the Class A Certificateholders.

     Limited Assets of the Trust. The Trust will not have, nor is it permitted or expected to have, any significant assets or sources of funds other than the Receivables, its security interest in the Pre-Funding Account and certain rights with respect to the Reserve Account, and Certificateholders generally must rely on payments on the Receivables for distributions of interest and principal on the Certificates. The Pre-Funding Account will be available only during the Funding Period and is designed solely to cover obligations of the Trust relating to funds not invested in Receivables on the Closing Date and is not designed to cover losses on the Receivables. Similarly, although funds in the Reserve Account will be available on each Distribution Date to cover shortfalls in distributions of interest and principal on the Certificates, amounts to be deposited in the Reserve Account are limited in amount. If the Reserve Account is exhausted, the Trust will depend solely on current distributions on the Receivables to make distributions on the Certificates.

     Limited Obligations of the Depositor. The Certificates are obligations of the Trust only, and the Depositor is not obligated to make any payments on the Certificates.

     Ratings of the Certificates.  It is a condition to the issuance of the
Certificates that the Class A Certificates be rated at least         or its
equivalent by                         , and the Class B Certificates be rated
at least          or its equivalent by                               .  A
rating is not a recommendation to purchase, hold or sell the Certificates, inasmuch as a rating does not comment as to market price or suitability for a particular investor. The ratings of the Certificates address the likelihood that principal of and interest on the Certificates will be paid pursuant to their terms. There can be no assurance that a rating will remain for any given period of time or that a rating will not be lowered or withdrawn entirely by a Rating Agency if in its judgment circumstances in the future so warrant. In the event that a rating is subsequently lowered or withdrawn, no person or entity will be required to provide any additional credit enhancement.

     The ratings of the Class A Certificates will be based primarily on the issuance of the Security Insurance Policy and the rating of the Security Insurer. If a Security Insurer Default should occur, the ratings on the Class A Certificates might be lowered or withdrawn entirely. If any rating initially assigned to the Class A Certificates is subsequently lowered or withdrawn for any reason, including by reason of a downgrading of the Security Insurer's claims-paying ability, no person or entity will be obligated to provide any additional credit enhancement with respect to the Class A Certificates. Any reduction or withdrawal of a rating might have an adverse effect on the liquidity and market price of the Class A Certificates.



                FIRST MERCHANTS' AUTOMOBILE FINANCING PROGRAM

GENERAL

     First Merchants is a specialty finance company primarily engaged in financing the purchase of used automobiles by acquiring dealer-originated finance contracts. Since First Merchants' incorporation in March 1991, it has targeted its marketing efforts on dealers that sell automobiles to consumers who have limited access to traditional sources of credit ("non-prime" borrowers). First Merchants serves two customers, the dealer and, indirectly, the dealer's customer, the "non-prime" borrower. As of June 30, 1996, First Merchants operated dealer service centers ("Dealer Service Centers") servicing Dealers in 35 states. First Merchants' total finance contract portfolio (net finance receivables, including receivables sold or held-for-sale, before deducting the allowance for credit losses and reserves attributable to Contracts sold or held for sale) increased to $479 million at June 30, 1996 from $284 million at December 31, 1995 and $94 million at December 31, 1994, while maintaining net charge-offs as a percentage of average net finance receivables of under 6.0%.

     The automobile dealer business is highly fragmented and includes businesses selling principally new automobiles, but also operating a used automobile business, that are franchised by an automobile manufacturer ("franchised dealers") and businesses selling exclusively used automobiles that are not affiliated with an automobile manufacturer ("independent dealers"). During 1996, approximately 80% (by aggregate principal balance) of the finance contracts purchased by First Merchants are originated by franchised dealers and the remainder are originated by independent dealers.

THE INDUSTRY

     At December 31, 1995 there were approximately 22,750 franchised dealers and approximately 63,750 independent dealers. According to industry data, the used automobile finance market grew from approximately $141 billion in 1987 to approximately $281 billion in 1995. The automobile finance market that provides financing to "non-prime" borrowers is highly fragmented and primarily served by small and locally oriented companies. Many large financial service entities, such as commercial banks, credit unions, savings and loans and financing arms of automobile manufacturers do not solicit business in this segment of the market. First Merchants also believes that increased regulatory oversight and capital requirements imposed by governmental agencies have limited the activities of many commercial banks and savings and loans in the automobile finance market. In many cases, those organizations electing to remain in the automobile finance business have migrated toward higher credit quality customers to allow reductions in their overhead cost structures and to maintain higher levels of credit quality.

     First Merchants believes that demographic and economic trends favor increased growth in the non-prime segment of the automobile finance industry. Currently, the average American family must spend a significantly higher percentage of its income to purchase an automobile than it did several years ago. According to industry data, the average price of a new automobile in 1994 represented approximately 59.3% of the U.S. median family income for that year, an increase from approximately 51.5% in 1986. This increase, combined with increases in the average useful life of automobiles and the number of late-model used automobiles available for sale (including rental car and cars that were formerly leased), have led industry analysts to believe that the market for retail sales of used automobiles will continue to expand.


BUSINESS STRATEGY

     First Merchants' business strategy is to focus its resources on dealers that sell automobiles to "non-prime" borrowers. The key elements of First Merchants' business strategy are as follows:

     Providing Superior Service to Quality Dealers. By providing prompt, flexible service and a reliable source of financing for "non-prime" borrowers, First Merchants helps to expand the dealers' customer base, thereby increasing the efficiency and effectiveness of their used car sales operations. First Merchants believes that its guidelines and procedures allow it to respond quickly to the dealers. First Merchants typically responds to credit applications on the date received, in many cases within 2 to 3 hours, and generally pays the dealer within 24 hours after First Merchants has received required documentation from the dealer. Management believes that because of its prompt and reliable response time and geographic proximity to dealers, many dealers conduct business with First Merchants.
As of June 30, 1996, First Merchants serviced approximately 3,000 dealers, with no single dealer accounting for more than 2% of First Merchants' finance contract portfolio. Using a hub and spoke strategy, First Merchants solicits business from automobile dealers through the business development efforts of its sales force and Dealer Service Centers. First Merchants evaluates each dealer with which it establishes a financing relationship to endeavor to ensure that First Merchants purchases finance contracts from only reputable automobile dealers carrying an inventory of high quality used automobiles. First Merchants evaluates historical financial information on prospective dealers to determine the financial viability of each dealer and assesses the length of service and reputation of prospective dealers through the local Better Business Bureau and state regulatory authorities. Each dealer with which First Merchants establishes a financing relationship enters into a non-exclusive written dealer agreement (a "Dealer Agreement") with First Merchants governing First Merchants' finance contract purchases from the dealer. First Merchants periodically reviews each dealer's financial information and inspects its physical premises and automobile inventory to determine whether such dealer appears to be operating its business satisfactorily and maintaining consistently high quality inventory. First Merchants' management information systems track the monthly performance of borrowers' accounts by dealer, allowing First Merchants to review and evaluate the quality of finance contracts purchased from each dealer.

     Attracting and Retaining Experienced Management Personnel. First Merchants actively recruits experienced management personnel at the executive, supervisory and managerial levels. First Merchants believes that the hiring and retention of such experienced management personnel is important in maintaining credit quality, supervising its operations and formulating and implementing its growth strategy. The executive officers of First Merchants have an average of over 15 years of experience in the financial services industry. In addition, First Merchants' Directors of Operations and Directors of Account Services, and the managers of its Dealer Service Centers and Account Service Centers have an average of over 15 years of experience in the consumer or automobile finance industries. In addition to recruiting experienced management personnel, First Merchants places an emphasis on retaining such personnel through professional development programs, competitive compensation and equity incentives.

     Efficient Operational Structure. First Merchants' operational structure is designed to maximize dealer service and finance contract originations, thereby directly contributing to the growth of First Merchants' finance contract portfolio. First Merchants' sales, credit and collection functions are organized as follows: (i) a national sales force dedicated to developing new dealer relationships and expanding the geographic scope of Dealer Service Centers; (ii) local Dealer Service Centers, which coordinate with the sales force to build and nurture dealer relationships through a local market presence, underwrite and process credit applications and disburse funds to dealers; (iii) "Account Service Centers", which perform all account servicing functions such as finance contract verification, payment processing, delinquency follow-ups and cost-effective recovery of charged-off account balances; and (iv) the Asset Disposition Group ("ADG"), which arranges the disposition of repossessed collateral.

     First Merchants establishes Dealer Service Centers in locations that allow First Merchants personnel to provide personalized service to dealers, while covering a wide geographical area. By utilizing a hub and spoke strategy, First Merchants through either its Dealer Service Center managers or its sales professionals meet individually with local dealers to negotiate dealer agreements, quickly resolve problems as they develop and respond to the competitive conditions of a particular market. Management believes that this structure significantly enhances First Merchants' operations and competitive advantage.

     Each Dealer Service Center functions independently of the other centers and is operated by a full-time Dealer Service Center manager who reports to a Director of Operations. The Account Service Centers are primarily responsible for collections, including recoveries of charged-off account balances, and payment processing. Each Account Service Center is operated by a Director of Account Services. The ADG arranges the disposition of repossessed collateral and is under the responsibility of a Director of Asset Disposition. First Merchants' nine Directors of Operations are responsible for reviewing compliance with First Merchants' guidelines and procedures and conducting periodic on-site reviews of First Merchants' Dealer Service Centers. In addition, Directors of Operations provide day-to-day guidance to Dealer Service Center managers in making credit decisions. The Directors of Operations report directly to the Vice-President -- Operations. The Directors of Account Services and the Director of Asset Disposition report to the Vice-President -- Account Services.

     Utilizing Uniform Guidelines and Procedures for Credit Evaluation. To mitigate the higher risks often associated with "non-prime" borrowers, First Merchants has developed uniform guidelines and procedures for evaluating credit applications in connection with the purchase of automobile finance contracts from dealers. First Merchants' guidelines and procedures relate to such matters as the borrower's stability of residence, employment history, credit history, capacity to pay, income, discretionary income, debt ratio, and credit bureau score, as well as the value of the collateral. First Merchants has also developed a credit scoring system with a leading credit evaluating company that is used as an additional objective guideline for evaluating a "non-prime" borrower's creditworthiness. In addition, First Merchants has assigned each Dealer Service Center manager a maximum credit authority per finance contract based on various factors, including such manager's experience level. Within the guidelines and procedures established by First Merchants, each Dealer Service Center manager is authorized to approve or reject credit applications and to supplement objective credit criteria with subjective judgment and knowledge of local conditions in making credit decisions. If the proposed financing amount exceeds the Dealer Service Center manager's maximum credit authority or does not meet First Merchants' guidelines, the Dealer Service Center manager must obtain the approval of a Director of Operations.

     First Merchants has a risk based pricing system of interest rates representing the varying degrees of risk assigned to different ranges of credit risks.

     Proactive Collection Management. First Merchants pursues a policy of proactive collection management through its Account Service Centers with respect to both current and delinquent accounts, including activities related to monthly billing and collections, borrower inquiries and repossessions. Previously these responsibilities were performed solely at the Dealer Service Centers. In order to allow Dealer Service Centers to operate more efficiently, First Merchants operates two Account Service Centers to perform these tasks. These Account Service Centers service the Dealer Service Centers. Shortly after First Merchants purchases a finance contract, personnel at an Account Service Center typically contact the borrower by telephone to verify the terms of the sale. First Merchants also sends the borrower a letter which describes the procedures and schedules for repaying the finance contract and explains First Merchants' delinquency and repossession policies. The Company utilizes predictive dialing technology to complement its calling efforts. Any finance contract for which a payment is one day overdue is treated as a past due account for collection purposes, and First Merchants typically contacts a borrower within two days after such borrower's account becomes past due. First Merchants typically commences repossession procedures before an account is more than two payments past due.

Management believes that proactive collection management is critical in maintaining a low level of delinquencies and charge-offs.

     Monitoring and Supervising the Operational Structure. First Merchants has instituted the following three independent control functions that monitor and review the operations of First Merchants and report their findings to senior management: (i) Risk Management, which analyzes trends in the finance contract portfolio and performs daily analyses of new finance contracts purchased by First Merchants to ensure that such finance contracts meet First Merchants' credit guidelines and were purchased in compliance with First Merchants' operational procedures; (ii) Internal Audit, which performs on-site audits of each Dealer Service Center and Account Service Center at least annually to ensure compliance with First Merchants' guidelines and procedures and maintenance of First Merchants' credit quality standards; and
(iii) Directors of Operations, who typically visit and review the operations of each Dealer Service Center throughout the year in order to evaluate compliance with First Merchants' policies and procedures, measure the effectiveness of business development efforts, and review general portfolio credit and performance quality and office profitability. Each control function actively utilizes First Merchants' management information system, which provides real time, on-line reports on a daily basis and which contains operational information from each of First Merchants' Dealer Service Centers, Account Service Centers and the ADG. These functions complement the daily reviews of the volume of finance contracts purchased, aging of accounts, repossession activities, and other operating data conducted by all levels of management. See "First Merchants' Automobile Financing Program -- Management Information Systems".

CREDIT LOSS EXPERIENCE

     The following table summarizes data relating to First Merchants' charge-off experience and includes Receivables sold or held for sale. The charge-off experience includes estimated losses to be incurred upon the sale of repossessed collateral. An account is charged-off at the earliest of the time the account's collateral is repossessed, the account is 91 days or more past due or the account is otherwise deemed to be uncollectible.


                           Six Months Ended
                               June 30,              Year Ended December 31,
                           ----------------     ------------------------------
                            1996       1995        1995       1994     1993
                           ------     -----      -------    -------   -------
                                        (Dollars in thousands)
<s)
Average finance
receivables serviced.....$384,497   $128,000    $171,737    $62,898    $22,005
Net charge-offs
  serviced...............  11,204      3,051       8,969      2,820      1,016
Net charge-offs as a
  percentage of average
  net finance receivables
  serviced - twelve
  months preceding the
  date set forth above       5.7%       4.7%        5.2%       4.5%       4.6%

___________________




DELINQUENCY EXPERIENCE

     A payment is considered past due if the borrower fails to make any full payment on or before the due date as specified by the terms of the finance contract. First Merchants typically contacts borrowers whose payments are not received by the due date within two days after such due date.
For a discussion of First Merchants' delinquency control and collection strategy, see "First Merchants' Automobile Financing Program -- Delinquency Control and Collection".

     The following table summarizes First Merchants' delinquency experience for accounts with payments 31 days or more past due on both a number and dollar basis for its finance contract portfolio and includes Receivables sold or held for sale as of June 30, 1996 and December 31, 1995, 1994 and 1993. The delinquency experience data excludes contracts where the collateral has been repossessed.

                              As of June 30,                       As of December 31,
                                    1996               1995               1994                     1993
                            ------------------  ------------------  -------------------   -------------------
                                    Number of            Number of             Number of            Number of
                           DOLLARS  Contracts   Dollars  Contracts  Dollars    Contracts  Dollars   Contracts
                           -------  ---------   -------  ---------  -------    ---------   -------  ---------
                                                      (Dollars in thousands)
Net finance receivables
serviced  . . . . . . . .  $479,243     49,287   $284,173   31,082   $94,090     12,670     $33,563    6,194
Past due accounts:
31 - 60 days  . . . . . .    11,171      1,253      5,163      595       446          85        178       42
61 days or more . . . . .     4,323        494      2,021      251       177          29         24        7
                            -------     ------    -------    -----    ------      ------    -------    -----
          Total . . . . .   $15,494      1,747     $7,184      846      $623         144    $   202       49
                            =======     ======    =======    =====    ======      ======    =======    =====

Accounts with payments 31
  days or more past due as
  a percentage of net
  finance receivables and
  number of contracts          3.2%	   3.5%      2.5%      2.7%      0.7%         0.9%      0.6%      0.8%
                              ======     ======   =======    ======    ======      =======    =======    =====

________________________

REPOSSESSED COLLATERAL

     First Merchants commences repossession procedures against the underlying collateral when it determines that collection efforts are likely to be unsuccessful. Repossession generally occurs before a borrower has missed more than two consecutive monthly payments. In such cases, the net amount due under the finance contract is reduced to the estimated fair value of the collateral, less the cost of disposition. Repossessed collateral included 786, 505, 150 and 69 automobiles at June 30, 1996, December 31, 1995,
December 31, 1994 and December 31, 1993, respectively.

CONTRACT ACQUISITION PROCESS

     The following is a summary of the process that First Merchants typically follows in connection with its acquisition of an automobile finance contract.

     Dealer Relations. Each dealer with which First Merchants establishes a financing relationship enters into a non-exclusive written Dealer Agreement with First Merchants, which governs First Merchants' finance contract purchases from the dealer. A Dealer Agreement generally provides that the dealer shall indemnify First Merchants against any damages or liabilities, including reasonable attorneys' fees, arising out of (i) any breach of a representation or warranty of the dealer set forth in the Dealer Agreement or (ii) any claim or defense that a borrower may have against a dealer relating to a finance contract. Representations and warranties in a Dealer Agreement generally relate to such matters as whether (i) the financed automobile is free of all liens, claims and encumbrances except First Merchants' lien, (ii) the down payment specified in the finance contract has been paid in full and no part of the down payment was loaned to the borrower by the dealer and (iii) the dealer has complied with applicable law. If the dealer violates the terms of the Dealer Agreement with respect to any finance contract, the dealer must repurchase such contract on demand for the unpaid balance and all other indebtedness due to First Merchants from the borrower.

     Credit Evaluation Procedures. If a "non-prime" borrower elects to finance the purchase of an automobile through a dealer, the dealer will submit the borrower's credit application to First Merchants for review of the borrower's creditworthiness and the proposed transaction terms. Dealer Service Center personnel conduct such review in accordance with First Merchants' guidelines and procedures, which generally take into account, among other things, the individual's stability of residence, employment history, credit history, ability to pay, income, discretionary income, debt ratio, and credit bureau score, as well as the value of the collateral. In addition, Dealer Service Center personnel evaluate a credit bureau report in order to determine if (i) the individual's credit quality is deteriorating,
(ii) the individual's credit history suggests a high probability of default or (iii) the individual's credit experience is too limited for First Merchants to assess the probability of performance. First Merchants has also developed a credit scoring system with a leading credit evaluation company that is used as an additional objective guideline for evaluating a "non-prime" borrower's creditworthiness. Dealer Service Center personnel may also require verification of certain applicant or dealer provided information prior to making the credit decision. Such verification typically requires submission of supporting documentation, such as a paycheck stub or other substantiation of income, and is performed solely by First Merchants' personnel. First Merchants has assigned each Dealer Service Center manager a maximum credit authority per finance contract based on various factors, including such manager's experience level. Within the guidelines and procedures established by First Merchants, each Dealer Service Center manager is authorized to approve or reject credit applications within such manager's maximum credit authority and to supplement objective credit criteria with subjective judgment and knowledge of local conditions in making credit decisions. If the proposed financing exceeds the Dealer Service Center manager's maximum credit authority or does not meet First Merchants' guidelines, the Dealer Service Center manager must also obtain the approval of a Director of Operations.

     After reviewing the credit application and the terms of the sale, the Dealer Service Center notifies the dealer whether or not First Merchants would be willing to purchase the finance contract upon sale of the automobile to the applicant. First Merchants typically responds to submitted dealer applications on the date received, in many cases within 2 to 3 hours. First Merchants is selective in its approval process. First Merchants historically has approved approximately 25% of all submitted credit applications, and approximately 52% of those approved finance contracts have been purchased by First Merchants. The difference between the number of applications approved and the number of finance contracts entered into is due primarily to industry practice whereby the dealer typically submits the credit application to more than one finance company and then selects the finance company that is willing to provide the most favorable terms. In cases where First Merchants is unwilling to purchase a finance contract from a dealer under the proposed terms but believes the applicant has the capacity to meet other repayment obligations, the Dealer Service Center personnel will work with the dealer to restructure the terms of the financing or suggest the sale of an alternative automobile with a price more suited to the applicant's financial means.

     Approval Process. When First Merchants approves the purchase of a finance contract, the Dealer Service Center notifies the dealer by facsimile or telephone. Such notice specifies all pertinent information relating to the terms of the approval, including the interest rate, the term, information about the automobile to be sold, a list of ancillary products purchased by the borrower and the amount of discount that First Merchants will take from the principal amount of the finance contract. Generally, a borrower is required to make a down payment of at least 10% of the purchase price. First Merchants' guidelines and procedures require that the advance to the dealers on the underlying collateral cannot exceed 110% of the wholesale value. Generally, advances to dealers have not exceeded 100% of the automobile's wholesale value.

     Contract Purchase. Upon final confirmation of the terms by the borrower, the dealer completes the sale of the automobile to the borrower. After the dealer delivers all required documentation to First Merchants, First Merchants remits funds to the dealer, generally within 24 hours. Upon purchase of the finance contract, First Merchants acquires a perfected security interest in the financed automobile. Each finance contract requires that the automobile be properly insured and that First Merchants be named as a loss payee, and compliance with these requirements is verified prior to the remittance of funds to the dealer. Additionally, First Merchants maintains a blanket insurance policy covering physical property damages in the event that the borrower does not maintain insurance.

CONTRACT SERVICING AND ADMINISTRATION

     First Merchants' contract servicing and administration activities have been specifically tailored to the unique challenges of servicing finance contracts of the "non-prime" borrower. Each Account Service Center
(i) collects payments, (ii) accounts for and posts all payments received,
(iii) responds to borrower inquiries, (iv) takes all necessary action to maintain the security interest granted in the financed automobile,
(v) investigates delinquencies and communicates with the borrower to obtain timely payments and (vi) monitors the finance contract and its related collateral. When necessary, the ADG contracts with third parties to repossess and dispose of the financed automobile.

     First Merchants' activities incorporate proactive procedures and systems. For example, First Merchants has established a process through which it attempts to educate borrowers, both in writing and by telephone, upon First Merchants' purchase of their finance contracts. This process is designed to ensure that borrowers clearly understand their obligations and includes a review of the terms of the finance contract with particular emphasis on the amount and due date of each payment obligation, First Merchants' expectations as to the timely receipt of payments and maintenance of insurance coverage and First Merchants' delinquency and repossession policies.

     First Merchants utilizes a monthly billing statement system (rather than payment coupon books) to remind borrowers of their monthly payment obligations. This system also serves as an early warning mechanism in the event that a borrower has failed to notify First Merchants of an address change. First Merchants typically contacts borrowers whose payments are not received by the due date earlier than it believes is customary in the industry, commencing within one to two days after a borrower's due date and continuing until payment has been received. First Merchants believes that early and frequent contact with the borrower reinforces the borrower's recognition of his or her obligation and First Merchants' expectation of timely payment.

DELINQUENCY CONTROL AND COLLECTION

     Personnel at each Account Service Center review accounts that are past due to assess collection efforts to date and to define the appropriate collection strategy, if appropriate. Each Account Service Center designs a collection strategy that includes a specific deadline before which each delinquent obligation should be collected. Accounts that have not been collected during such period are again reviewed and, unless there are specific circumstances which warrant further collection efforts, such accounts are assigned to an outside agency for repossession. Repossessed automobiles are generally resold through wholesale auctions. The elapsed time between repossession and resale is generally 30 to 45 days, including passage of the period during which the law of the applicable jurisdiction permits the borrower to redeem the automobile. Since its inception, First Merchants has, on average, recovered approximately 52% of the principal amount of the finance contracts relating to its repossessed automobiles. Typically, after repossession, the borrower will be pursued by recovery specialists based in the Account Service Centers for any deficiency, subject to applicable legal limitations.

MANAGEMENT INFORMATION SYSTEMS

     Management believes that a high level of information flow and analysis is essential to control First Merchants' decentralized organizational structure and to maintain First Merchants' competitive position. First Merchants has contracted with a third party, Norwest Financial Information Services Group ("Norwest"), to provide data processing for First Merchants' portfolio of finance contracts. Norwest provides on-line, real-time information processing services with terminals located in each of First Merchants' offices that are connected to Norwest's main computer center in Des Moines, Iowa. This system allows for the complete processing of First Merchants' finance contracts, including application processing, the retrieval of credit bureau reports and the processing of finance contract purchases, payments to dealers, payment posting and all other credit and collection monitoring activity. In addition, each Dealer Service Center and Account Service Center has the ability to create its own specialized daily informational reports, such as automatic retrieval of delinquency and collection work lists.

     By utilizing third party processing, management believes that it can focus on the performance of First Merchants' Dealer Service Centers, Account Service Centers and ADG. Management uses the Norwest system to track and monitor Dealer Service Center activity on a real-time basis, allowing senior management, Directors of Operations, Directors of Account Services, Directors of the ADG and Dealer Service Center managers to retrieve information for tracking and analysis. In addition, management uses customized reports, along with a download of information to databases maintained on personal computers, to analyze First Merchants' portfolio on a monthly basis.


                   WEIGHTED AVERAGE LIFE OF THE SECURITIES

     Information regarding certain maturity and prepayment considerations with respect to the Securities is set forth under "Weighted Average Life of the Securities" in the Prospectus. As the rate of payment of principal of each class of Certificates depends on the rate of payment (including prepayments) of the principal balance of the Receivables, final payment of the Class A Certificates or the Class B Certificates could occur significantly earlier than the Class A Final Scheduled Distribution Date or the Class B Final Scheduled Distribution Date, as applicable. Securityholders will bear the risk of being able to reinvest principal payments on the Securities at yields at least equal to the yield on their respective Securities.


                                  THE TRUST

GENERAL

     The Depositor will establish the Trust by selling and assigning the Trust property, as described below, to the Trustee in exchange for the Certificates. The Servicer will service the Receivables pursuant to the Pooling and Servicing Agreement and will be compensated for acting as the Servicer. See "Description of the Transfer and Servicing Agreements -- Servicing Compensation and Payment of Expenses" in the Prospectus. To facilitate servicing and to minimize administrative burden and expense, the Servicer will be appointed custodian of the Receivables and the related documents by the Trustee, but will not stamp the Receivables or amend the certificates of title of the Financed Vehicles to reflect the sale and assignment of the Receivables by First Merchants to the Depositor or by the Depositor to the Trust. In the absence of amendments to the certificates of title, the Trustee may not have perfected security interests in the Financed Vehicles securing the Receivables in some states. See "Certain Legal Aspects of the Receivables" in the Prospectus.

     If the protection provided to Certificateholders by the Reserve Account and, in the case of the Class A Certificateholders, the subordination of the Class B Certificates is insufficient, if a security Insurer Default exists, the Trust will look only to the Obligors on the Receivables and the proceeds from the repossession and sale of Financed Vehicles that secure defaulted Receivables to fund distributions of principal and interest on the Certificates. In such event, certain factors, such as the Trust's not having first priority perfected security interests in some of the Financed Vehicles, may affect the Trust's ability to realize on the collateral securing the Receivables and thus may reduce the proceeds to be distributed to Certificateholders with respect to the Certificates. See "Description of the Certificates -- Distributions" and "-- Subordination of the Class B Certificates; Reserve Account" herein and "Certain Legal Aspects of the Receivables" in the Prospectus.

     Each Certificate represents a fractional undivided ownership interest in the Trust. The Trust property includes the Receivables (including any Subsequent Receivables) transferred by First Merchants to the Depositor and by the Depositor to the Trust and all payments due thereunder, in the case of Precomputed Receivables, or received thereunder, in the case of Simple Interest Receivables, on or after the Initial Cutoff Date or related Subsequent Cutoff Date, as applicable. The Trust property also includes (i) such amounts as from time to time may be held in the Collection Account; (ii) security interests in the Financed Vehicles and any accessions thereto; (iii) the rights to proceeds with respect to the Receivables from claims on physical damage, credit life and disability insurance policies covering the Financed Vehicles or the Obligors, as the case may be; (iv) any property that shall have secured a Receivable and that shall have been acquired by the Trustee; (v) a security interest in all amounts on deposit in the Pre-Funding Account; (vi) a Security Insurance Policy issued by Security Insurer; and (vii) any and all proceeds of the foregoing. The Reserve Account will be maintained by the Trustee for the benefit of the Certificateholders, but will not be part of the Trust.

THE TRUSTEE

                       is Trustee under the Pooling and Servicing Agreement.
                   is a           banking corporation, and its principal
offices are located at                  .  The Depositor and its affiliates
may maintain normal commercial banking relations with the Trustee and its affiliates.


                             THE RECEIVABLES POOL

     The pool of Receivables conveyed to the Trust (the "Receivables Pool") will include the Initial Receivables purchased as of the Initial Cutoff Date and any Subsequent Receivables purchased as of the applicable Subsequent Cutoff Dates (the Initial Cutoff Date or any Subsequent Cutoff Date being individually referred to herein as a "Cutoff Date").

     The Initial Receivables were, and the Subsequent Receivables were or will be, originated or acquired from Dealers by First Merchants in the ordinary course of business, and were or will be selected from First Merchants' portfolio for inclusion in the Receivables Pool based on several criteria, including the following: (i) as of the applicable Cutoff Date each Receivable had, or will have, an outstanding gross balance of at least $
                    ; (ii) as of the applicable Cutoff Date, none of the
Receivables shall be more than         days past due; and (iii) as of the
applicable Cutoff Date, no Obligor on any Receivable was noted in the records of First Merchants as being the subject of a bankruptcy proceeding. Certain additional criteria that each Receivable must meet are set forth in the Prospectus under "The Receivables Pools". No selection procedures believed by either First Merchants or the Depositor to be adverse to Certificateholders were or will be used in selecting the Receivables.

     The obligation of the Trust to purchase Subsequent Receivables on a Subsequent Transfer Date will be subject to the Receivables in the Trust, including the Subsequent Receivables to be conveyed to the Trust on such Subsequent Transfer Date, meeting the following criteria: (i) the weighted
average APR of the Receivables shall not be less than           %; and (ii)
the weighted average remaining term of the Receivables shall not be greater
than         months.  Such criteria will be based on the characteristics of the Initial Receivables on the Initial Cutoff Date and any Subsequent Receivables on the related Subsequent Cutoff Dates.

     The Initial Receivables will represent approximately          % of the
aggregate initial principal balance of the Certificates. However, except for the criteria described in the preceding paragraphs, the Subsequent Receivables are not required to have any specific characteristics; therefore, following the transfer of Subsequent Receivables to the Trust, the aggregate characteristics of the entire Receivables Pool, including the composition of the Receivables, the distribution by APR and the geographic distribution, may vary significantly from those of the Initial Receivables. The composition, distribution by APR and geographic distribution of the Initial Receivables as of the Initial Cutoff Date are as set forth in the following tables.


     COMPOSITION OF THE INITIAL RECEIVABLES AS OF THE INITIAL CUTOFF DATE

  Weighted            Aggregate           Number of      Weighted Average     Weighted Average          Average
 Average APR       Principal Balance     Receivables      Remaining Term        Original Term       Principal Balance
- -------------     -------------------   -------------  ------------------     -----------------    ------------------
            %       $                                        months                 months            $



 DISTRIBUTION OF INITIAL RECEIVABLES BY APR AS OF THE INITIAL CUTOFF DATE
                                                              Percentage of
                      Number of         Aggregate               Aggregate
     APR Range       Receivables    Principal Balance    Principal Balance/(1)/
- ------------------  -------------   -------------------   ---------------------
                                        $                              %





                   ----------------   ------------------   -------------------
                                        $                         100.00%
      Total        ================   ==================   ===================

- ---------------------
/(1)/   Percentages may not add to 100.00% because of rounding.


   DISTRIBUTION BY REMAINING PRINCIPAL OF THE INITIAL RECEIVABLES AS OF THE INITIAL CUTOFF DATE

                                                                Percentage of
Remaining Principal   Number of         Aggregate               Aggregate
  Range of balance   Receivables    Principal Balance    Principal Balance/(1)/
- ------------------  -------------   -------------------   ---------------------

                                        $                              %





                  ----------------   ------------------   -------------------
                                       $                         100.00%
     Total        ================   ==================   ===================

_____________
/(1)/  Percentages may not add to 100.00% because of rounding.


     DISTRIBUTION BY REMAINING TERM OF THE INITIAL RECEIVABLES AS OF THE INITIAL CUTOFF DATE


                                                              Percentage of
     Range of         Number of         Aggregate               Aggregate
  Remaining Terms    Receivables    Principal Balance    Principal Balance/(1)/
- ------------------  -------------   -------------------   ---------------------

                                        $                             %





                    ----------------   ------------------   -------------------
                                         $                         100.00%
       Total        ================   ==================   ===================


- ------------------------
/(1)/   Percentages may not add to 100.00% because of rounding.


     GEOGRAPHIC DISTRIBUTION OF THE INITIAL RECEIVABLES AS OF THE
INITIAL CUTOFF DATE


                                                                Percentage of
                      Number of         Aggregate               Aggregate
     State(1)        Receivables    Principal Balance    Principal Balance/(1)/
- ------------------  -------------   -------------------   ----------------------

                                        $                             %





                  ----------------   ------------------   -------------------
                                       $                         100.00%
     Total        ================   ==================   ===================


_____________
(/(1)/   Based on billing addresses of the Obligors.)
 /(2)/   Percentages may not add to 100.00% because of rounding.


     As of the Initial Cutoff Date, approximately          % of the Initial
Receivables, by aggregate principal balance, constitute Precomputed
Receivables and approximately          % of the Initial Receivables
constitute Simple Interest Receivables. See "The Receivables Pools" in the Prospectus for a description of the characteristics of Precomputed Receivables and Simple Interest Receivables. As of the Initial Cutoff Date,
approximately         % of the Initial Receivables by aggregate principal
balance, constituting approximately         % of the number of Initial
Receivables, represent used vehicles.


                                THE DEPOSITOR

     Information regarding the Depositor is set forth under "The Seller" in the Prospectus.


                               BACKUP SERVICER

     If a Servicer Termination Event occurs under the Pooling and Servicing Agreement while First Merchants is Servicer, or if First Merchants is terminated as Servicer by the Security Insurer or resigns as Servicer, the Backup Servicer will serve as successor Servicer. The Backup Servicer will receive a fee on each Distribution Date for agreeing to stand by as successor Servicer and for performing certain other functions. Such fee will be payable to the Backup Servicer from the Servicing Fee payable to First Merchants.

                       DESCRIPTION OF THE CERTIFICATES

GENERAL

     The Certificates will be issued pursuant to the terms of the Pooling and Servicing Agreement, a form of which has been filed as an exhibit to the Registration Statement. A copy of the Pooling and Servicing Agreement will be filed with the Commission following the issuance of the Certificates. The following summary describes certain terms of the Certificates and the Pooling and Servicing Agreement. The summary does not purport to be complete and is subject to, and is qualified in its entirety by reference to, all the provisions of the Certificates and the Pooling and Servicing Agreement. The following summary supplements the description of the general terms and provisions of the Certificates of any given Series and the related Pooling and Servicing Agreement set forth in the Prospectus, to which description reference is hereby made.

     The Class A Certificate Balance initially will equal $
      and, as of any date of determination thereafter, will equal the Initial Class A Certificate Balance less all amounts previously distributed to Class A Certificateholders and allocable to principal. The Class B Certificate
Balance initially will equal $                        and, as of any date of
determination thereafter, will equal the Initial Class B Certificate Balance less the sum of all amounts previously distributed to Class B Certificateholders and allocable to principal and any Realized Losses allocable to the Class B Certificates. The Class A Certificates will evidence in the aggregate an undivided ownership interest in approximately
        % of the Trust, and the Class B Certificates will evidence in the
aggregate an undivided ownership interest in approximately          % of the
Trust.

DISTRIBUTIONS

     Collection of Receivables and Calculation of Distributable Amounts.  On
or about the           day of each month, the Servicer will provide the
Trustee and Backup Servicer with certain information with respect to the immediately preceding Collection Period, including the aggregate amount of collections on the Receivables, Advances and Repurchase Amounts, the Total Distribution Amount, the Interest Distribution Amount, the Principal Distribution Amount, the Class A Interest Distributable Amount, the Class A Principal Distributable Amount, the Class B Interest Distributable Amount and the Class B Principal Distributable Amount.

     On or before each Distribution Date, the Servicer will cause the Total Distribution Amount to be deposited into the Collection Account. The "Total Distribution Amount" for any Distribution Date will equal the sum of the Interest Distribution Amount plus the Principal Distribution Amount for such date (other than the portion thereof attributable to Realized Losses). "Realized Losses" means the excess of the principal balance of a Liquidated Receivable over Liquidation Proceeds with respect thereto, to the extent allocable to principal.

     The "Interest Distribution Amount" for a Distribution Date generally will equal the sum of the following amounts with respect to the preceding Collection Period: (i) that portion of all collections on the Receivables allocable to interest in accordance with the Servicer's customary servicing procedures; (ii) all proceeds of the liquidation of defaulted Receivables ("Liquidated Receivables"), net of expenses incurred by the Servicer in connection with such liquidation and any amounts required by law to be remitted to the Obligors on such Liquidated Receivables ("Liquidation Proceeds"), to the extent attributable to interest due thereon in accordance with the Servicer's customary servicing procedures; (iii) all recoveries in respect of Liquidated Receivables that were written off in prior Collection Periods; (iv) all Advances made by the Servicer of amounts allocable to interest; (v) the Purchase Amount of each Receivable that was repurchased by the Depositor during the related Collection Period, to the extent attributable to accrued interest thereon; and (vi) Investment Earnings, if any, on amounts on deposit in the Collection Account and the Pre-Funding Account.

     The "Principal Distribution Amount" for a Distribution Date generally will equal the sum of the following amounts with respect to the preceding Collection Period: (i) that portion of all collections on the Receivables allocable to principal in accordance with the Servicer's customary servicing procedures; (ii) all Liquidation Proceeds attributable to the principal amount of Receivables that became Liquidated Receivables during such Collection Period in accordance with the Servicer's customary servicing procedures, plus the amount of Realized Losses with respect to such Liquidated Receivables; (iii) all Advances made by the Servicer on Precomputed Receivables that are allocable to principal and (iv) the Repurchase Amount of each Receivable that was repurchased by the Depositor or purchased by the Servicer during the related Collection Period, to the extent attributable to principal.

     On each Distribution Date the Trustee will distribute, pro rata, to the Class A Certificateholders (i) interest on the Class A Certificates in a maximum amount equal to the Class A Interest Distributable Amount and (ii) principal in a maximum amount equal to the Class A Principal Distributable Amount. In addition, on each Distribution Date the Trustee will distribute, pro rata, to the Class B Certificateholders (i) interest on the Class B Certificateholders in a maximum amount equal to the Class B Interest Distributable Amount and (ii) principal in a maximum amount equal to the Class B Principal Distributable Amount.

     The "Class A Interest Distributable Amount" for each Distribution Date will equal the sum of the Class A Monthly Interest Distributable Amount for such date plus any Class A Interest Carryover Shortfall on such date. The "Class A Monthly Interest Distributable Amount" on each Distribution Date will equal the product of (i) one-twelfth, (ii) the Class A Pass-Through Rate and (iii) the Class A Certificate Balance on the previous Distribution Date (or, in the case of the first Distribution Date, on the Closing Date) after giving effect to all distributions to Certificateholders on such date. The "Class A Interest Carryover Shortfall" on each Distribution Date will equal the excess, if any, of the sum of the Class A Monthly Interest Distributable Amount for the preceding Distribution Date and any outstanding Class A Interest Carryover Shortfall on such preceding Distribution Date over the amount of interest actually distributed to Class A Certificateholders on such preceding Distribution Date.

     The "Class A Principal Distributable Amount" on each Distribution Date will equal the Class A Monthly Principal Distributable Amount plus any Class A Principal Carryover Shortfall on such Distribution Date. The "Class A Monthly
Principal Distributable Amount" on each Distribution Date will be the Class
A Percentage of the Principal Distribution Amount. The "Class A Principal Carryover Shortfall" on each Distribution Date will equal the amount, if any, by which the Class A Monthly Principal Distributable Amount for the preceding Distribution Date, plus any Class A Principal Carryover Shortfall on such preceding Distribution Date, exceeded the amount of principal actually distributed to Class A Certificateholders on such date. In addition, on the Final Scheduled Distribution Date, the Class A Principal Distributable Amount will include the lesser of (a) the Class A Percentage of the outstanding principal amount, if any, of the Receivables remaining in the Trust as of the Final Scheduled Maturity Date and (b) the amount that is necessary (after giving effect to the other amounts to be distributed to Class A Certificateholders on such Distribution Date and allocable to principal) to reduce the Class A Certificate Balance to zero.

     The "Class B Interest Distributable Amount" for each Distribution Date will equal the sum of the Class B Monthly Interest Distributable Amount for such date plus any Class B Interest Carryover Shortfall on such date. The "Class B Monthly Interest Distributable Amount" on each Distribution Date will equal the product of (i) one-twelfth, (ii) the Class B Pass-Through Rate and (iii) the Class B Certificate Balance on the previous Distribution Date (or, in the case of the first Distribution Date, on the Closing Date) after giving effect to all distributions to Certificateholders on such date. The "Class B Interest Carryover Shortfall" on each Distribution Date will equal the excess, if any, of the sum of the Class B Monthly Interest Distributable Amount for the preceding Distribution Date and any outstanding Class B Interest Carryover Shortfall on such preceding Distribution Date over the amount of interest actually distributed to Class B Certificateholders on such preceding Distribution Date.

     The "Class B Principal Distributable Amount" on each Distribution Date will equal the Class B Monthly Principal Distributable Amount plus any Class B Principal Carryover Shortfall on such Distribution Date. The "Class B Monthly Principal Distributable Amount" on each Distribution Date will equal the Class B Percentage of the Principal Distribution Amount. The "Class B Principal Carryover Shortfall" on each Distribution Date will equal the amount, if any, by which the Class B Monthly Principal Distributable Amount for the preceding Distribution Date, plus any Class B Principal Carryover Shortfall on such preceding Distribution Date, exceeded the amount of principal actually distributed to Class B Certificateholders on such date. In addition, on the Final Scheduled Distribution Date, the Class B Principal Distributable Amount will include the lesser of (a) the Class B Percentage of the outstanding principal amount, if any, of the Receivables remaining in the Trust as of the Final Scheduled Maturity Date and (b) the amount that is necessary (after giving effect to the other amounts to be distributed to Class B Certificateholders on such Distribution Date and allocable to principal) to reduce the Class B Certificate Balance to zero.

     Distributions to Certificateholders. On each Distribution Date, the Trustee will make the following distributions, in the priority indicated, from the Total Distribution Amount and, if necessary and to the extent provided below, from amounts on deposit in the Reserve Account:

          (i) to the Servicer, from the Interest Distribution Amount, the Servicing Fee and all unpaid Servicing Fees from prior Collection Periods;

          (ii) to the Class A Certificateholders, from the Class A Percentage of the Interest Distribution Amount (after payment therefrom of amounts due to the Servicer pursuant to clause (i) above), the Class A Interest Distributable Amount; provided, that, if the Class A Percentage of the Interest Distribution Amount is less than the Class A Interest Distributable Amount for such date, such deficiency shall be paid, to the extent of available funds, first from the Reserve Account, then from that portion of the Total Distribution Amount otherwise distributable to Class B Certificateholders;

          (iii) to the Class A Certificateholders, from the Class A Percentage of the Principal Distribution Amount (exclusive of the portion thereof attributable to Realized Losses), an amount equal to the Class A Principal Distributable Amount; provided, that, if the Class A Percentage of such Principal Distribution Amount is less than the Class A Principal Distributable Amount for such date, such deficiency shall be paid, to the extent of available funds, first from amounts available in the Reserve Account on such date after payment of the Class A Interest Distributable Amount and then from the Total Distribution Amount remaining after payment therefrom of amounts due to the Servicer and the Class A Interest Distributable Amount;

          (iv) to the Class B Certificateholders, from the Class B Percentage of the Interest Distribution Amount (after payment therefrom of amounts due to the Servicer and to the Class A Certificateholders pursuant to clauses (i) and (iii) above), the Class B Interest Distributable Amount; provided, that, if the Class B Percentage of the Interest Distribution Amount is less than the Class B Interest Distributable Amount for such date, such deficiency shall be paid, to the extent of available funds (after payment of the Class
A Interest Distributable Amount and the Class A Principal Distributable Amount), from the Reserve Account;

          (v) to the Security Insurer, the premium and certain other amounts owing to the Security Insurer; and

          (vi) to the Class B Certificateholders, from any remaining portion of the Total Distribution Amount, an amount equal to the Class B Principal Distributable Amount; provided, that, if such remaining portion of the Total Distribution Amount is less than the Class B Principal Distributable Amount for such date, such deficiency shall be paid from amounts, if any, available in the Reserve Account after payment of the Class A Distributable Amount and the Class B Interest Distributable Amount on such date;

          (vii) after the payment of the amounts described in clauses (i) through (vi) above, any portion of the Total Distribution Amount remaining in the Collection Account on any Distribution Date shall be deposited into the Reserve Account.


SUBORDINATION OF THE CLASS B CERTIFICATES; RESERVE ACCOUNT

     The rights of the Class B Certificateholders to receive distributions with respect to the Receivables will be subordinated to such rights of the
Class A  Certificateholders to  the extent described  herein.   This subordi-
nation is intended to enhance the likelihood of timely receipt by the Class
A Certificateholders of the full amount of interest and principal distributable to them on each Distribution Date, and to afford the Class A Certificateholders limited protection against losses in respect of the Receivables.

     No distribution of interest will be made to the Class B Certificateholders on any Distribution Date until the full amount of principal and interest payable on the Class A Certificates on such Distribution Date has been distributed to the Class A Certificateholders. Because the rights of the Class B Certificateholders to receive distributions of interest and principal will be subordinated to the rights of the Class A Certificateholders to receive distributions of interest and principal, the Class B Certificates will be more sensitive than the Class A Certificates to losses on the Receivables. If the aggregate amount of losses on the Receivables exceeds the amount on deposit in the Reserve Account, Class B Certificateholders may not recover their initial investment in the Class B Certificates.

     In the event of delinquencies or losses on the Receivables, the protection afforded to the Class A Certificateholders will be effected both by the preferential right of the Class A Certificateholders to receive distributions on the Receivables in the manner and to the extent described above and by the establishment of the Reserve Account.

     The Reserve Account will be established on the Closing Date by the Depositor and will be held by the Trustee, as collateral agent for the Depositor, but will not be a part of or otherwise includible in the Trust.
On the Closing Date, the Depositor will deposit the Reserve Account Initial Deposit into the Reserve Account, which shall consist of cash and/or Eligible
Investments having a value of approximately $                         .  On
each Subsequent Transfer Date, the Depositor will direct the Trustee to
transfer an amount equal to           % of the aggregate principal amount of
the Subsequent Receivables to be transferred to the Trust on such date from the Pre-Funding Account to the Reserve Account. In addition, on each Distribution Date thereafter, the Reserve Account Initial Deposit will be augmented by the deposit thereto of any funds remaining in the Distribution Account on such date after the payment of the Servicing Fee, the Class A Distributable Amount and the Class B Distributable Amount. The Specified Reserve Account Balance with respect to any Distribution Date will equal the
greater of (i)            % of the Pool Balance as of the close of business
on the last day of the related Collection Period and (ii) $
                . In no event will the Specified Reserve Account Balance exceed the sum of the Class A Certificate Balance and the Class B Certificate Balance.

     On each Distribution Date, funds available in the Reserve Account will be withdrawn for distribution, first, to Class A Certificateholders to the extent of shortfalls in the amounts available to make required distributions of interest on the Class A Certificates, second, to Class A Certificateholders to the extent of shortfalls in the amounts available to make required distributions of principal of the Class A Certificates, third, to Class B Certificateholders to the extent of shortfalls in the amounts available to make required distributions of interest on the Class B Certificates and, fourth, to Class B Certificateholders to the extent of shortfalls in the amounts available to make required distributions of principal of the Class B Certificates.

     If the amount on deposit in the Reserve Account on any Distribution Date (after giving effect to all deposits thereto or withdrawals therefrom on such date) is greater than the Specified Reserve Account Balance, the Trustee will release and distribute such excess to the Depositor. Upon the release to the Depositor on any Distribution Date of amounts from the Reserve Account in excess of the Specified Reserve Account Balance, the Certificateholders will have no further rights in, or claims to, such amounts.

OPTIONAL PREPAYMENT

     On any Distribution Date following the Determination Date on which the Pool Balance is determined to be 10% or less of the Initial Pool Balance, the Servicer may elect to exercise its option to purchase all of the Receivables for a purchase price equal to the aggregate Purchase Amounts of all the outstanding Receivables. Any such exercise of its option by the Servicer will result in the prepayment of the Certificates and the early termination of the Trust. See "Description of the Transfer and Servicing Agreements -- Termination" in the Prospectus.

MANDATORY PREPAYMENT

     Principal distributions to Certificateholders will be made, on a pro rata basis, on the Distribution Date on or immediately following the last day of the Funding Period in the event that any amount remains on deposit in the Pre-Funding Account after giving effect to the purchase of all Subsequent Receivables, including any such purchase on such date. The aggregate principal amount of the Certificates to be repurchased will be the amount then on deposit in the Pre-Funding Account.


                          SECURITY INSURANCE POLICY
                                  (        )

                               SECURITY INSURER
                                 (         )

                             ERISA CONSIDERATIONS

     During the Funding Period, not more than 24.9% of the Class A Certificates may be held by "employee benefit plans" as defined in Section
3 of ERISA. After the termination of the Funding Period and subject to the considerations set forth under "ERISA Considerations -- Senior Certificates Issued By Grantor Trusts" in the Prospectus, the Class A Certificates may be purchased by employee benefit plans or individual retirement accounts (each, a "Plan") subject to ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"). A fiduciary of a Plan must determine that the purchase of a Class A Certificate is consistent with its fiduciary duties under ERISA and will not result in a nonexempt prohibited transaction as defined in Section 406 of ERISA or
Section 4975 of the Code. For additional information regarding treatment of the Class A Certificates under ERISA, see "ERISA Considerations" in the Prospectus.

     Because the Class B Certificates are subordinated to the Class A Certificates, the Class B Certificates may not be purchased by Plans.


                                 UNDERWRITING

     Subject to the terms and conditions set forth in an underwriting agreement relating to the Certificates (the "Underwriting Agreement") between the Depositor and Salomon Brothers Inc (the "Underwriter"), the Depositor has agreed to cause the Trust to sell to the Underwriter, and the Underwriter has agreed to purchase, the Certificates:

     The Depositor has been advised by the Underwriter that the Underwriter proposes to offer the Class A Certificates and the Class B Certificates to the public initially at the public offering prices set forth on the cover page of this Prospectus Supplement, and to certain dealers at such price less
a concession of           % per Class A Certificate and           % per Class
B Certificate; that the Underwriter and such dealers may allow a discount of
        % per Class A Certificate and          % per Class B Certificate on
sales to certain other dealers; and that after the initial public offering of the Certificates, the public offering price and the concessions and discounts to dealers may be changed by the Underwriter.

     The Underwriting Agreement provides that the Depositor will indemnify the Underwriter against certain liabilities under applicable securities laws, or contribute to payments the Underwriter may be required to make in respect thereof.

     The Trust may, from time to time, invest the funds in the Collection Account in Eligible Investments acquired from the Underwriter.

     Upon receipt of a request by an investor who has received an electronic Prospectus Supplement and Prospectus from the Underwriter or a request by such investor's representative within the period during which there is an obligation to deliver a Prospectus Supplement and Prospectus, the Depositor or the Underwriter will promptly deliver, or cause to be delivered, without charge, a paper copy of the Prospectus Supplement and Prospectus.


                                LEGAL MATTERS

     Certain legal matters will be passed upon for the Depositor and First Merchants by Richard P. Vogelman, General Counsel of First Merchants. Certain legal matters relating to the Securities will be passed upon for the Trust and the Depositor by Sonnenschein Nath & Rosenthal, Chicago, Illinois. Certain legal matters with respect to the federal income tax matters discussed under "Certain Federal Income Tax Consequences" herein will be passed upon by Brown & Wood LLP, New York, New York, special tax counsel to the Trust, and certain matters with respect to the validity of the Class A Certificates will be passed upon for the Depositor by Sonnenschein Nath & Rosenthal, New York, New York. Certain legal matters will be passed upon for the Underwriter by Brown & Wood LLP. It is anticipated that Sonnenschein Nath & Rosenthal will from time to time render legal services to the Seller, the Servicer and their affiliates.

                                INDEX OF TERMS

ADG . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-18
Backup Servicer . . . . . . . . . . . . . . . . . . . . . . . . .  Cover, S-4
Business Day  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . S-6
Certificateholders  . . . . . . . . . . . . . . . . . . . . . . . . . . . S-6
Certificates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Cover
Class A Certificate Balance . . . . . . . . . . . . . . . . . . . . . . . S-4
Class A Certificateholders  . . . . . . . . . . . . . . . . . . . . . . . S-7
Class A Certificates  . . . . . . . . . . . . . . . . . . . . . . . . . Cover
Class A Interest Carryover Shortfall  . . . . . . . . . . . . . . . . .  S-29
Class A Interest Distributable Amount . . . . . . . . . . . . . . . S-7, S-29
Class A Monthly Interest Distributable Amount . . . . . . . . . . . . .  S-29
Class A Monthly Principal Distributable Amount  . . . . . . . . . . . .  S-29
Class A Pass-Through Rate . . . . . . . . . . . . . . . . . . . . . . . . S-7
Class A Percentage  . . . . . . . . . . . . . . . . . . . . . . . . . . . S-4
Class A Principal Carryover Shortfall . . . . . . . . . . . . . . . . .  S-29
Class A Principal Distributable Amount  . . . . . . . . . . . . . . S-8, S-29
Class B Certificate Balance . . . . . . . . . . . . . . . . . . . . . . . S-4
Class B Certificateholders  . . . . . . . . . . . . . . . . . . . . . . . S-7
Class B Certificates  . . . . . . . . . . . . . . . . . . . . . . . . . Cover
Class B Interest Carryover Shortfall  . . . . . . . . . . . . . . . . .  S-29
Class B Interest Distributable Amount . . . . . . . . . . . . . . . S-7, S-29
Class B Monthly Interest Distributable Amount . . . . . . . . . . . . .  S-29
Class B Monthly Principal Distributable Amount  . . . . . . . . . . . .  S-29
Class B Pass-Through Rate . . . . . . . . . . . . . . . . . . . . . . . . S-7
Class B Percentage  . . . . . . . . . . . . . . . . . . . . . . . . . . . S-4
Class B Principal Carryover Shortfall . . . . . . . . . . . . . . . . .  S-29
Class B Principal Distributable Amount  . . . . . . . . . . . . . . S-8, S-29
Closing Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . S-4
Code  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-32
Collection Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . S-8
Commission  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . S-3
Contracts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . S-5
Cutoff Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-25
Dealer Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-17
Dealer Service Centers  . . . . . . . . . . . . . . . . . . . . . . . .  S-16
Dealers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . S-5
Depositor . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Cover, S-4
Distribution Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . S-6
ERISA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-12
Final Scheduled Maturity Date . . . . . . . . . . . . . . . . . . . . . . S-6
Financed Vehicles . . . . . . . . . . . . . . . . . . . . . . . . . . . . S-5
First Merchants   . . . . . . . . . . . . . . . . . . . . . . . .  Cover, S-4
franchised dealers  . . . . . . . . . . . . . . . . . . . . . . . . . .  S-16
Funding Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-11
Guaranteed Distribution . . . . . . . . . . . . . . . . . . . . . . . . . S-9
independent dealers . . . . . . . . . . . . . . . . . . . . . . . . . .  S-16
Initial Class A Certificate Balance . . . . . . . . . . . . . . . . . . . S-4
Initial Class B Certificate Balance . . . . . . . . . . . . . . . . . . . S-4
Initial Cutoff Date . . . . . . . . . . . . . . . . . . . . . . . . . . . S-5
Initial Pool Balance  . . . . . . . . . . . . . . . . . . . . . . . . .  S-10
Initial Receivables . . . . . . . . . . . . . . . . . . . . . . .  Cover, S-5
Insurance Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . S-9
Interest Distribution Amount  . . . . . . . . . . . . . . . . . . . . .  S-28
Liquidated Receivables  . . . . . . . . . . . . . . . . . . . . . . . .  S-28
Liquidation Proceeds  . . . . . . . . . . . . . . . . . . . . . . . . .  S-28
non-prime borrowers . . . . . . . . . . . . . . . . . . . . . . . . . .  S-16
Norwest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-23
Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-32
Pool Balance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-10
Pooling and Servicing Agreement . . . . . . . . . . . . . . . . . . . . . S-4
Pre-Funded Amount . . . . . . . . . . . . . . . . . . . . . . . . . . . . S-5
Pre-Funding Account . . . . . . . . . . . . . . . . . . . . . . . Cover, S-11
Principal Distribution Amount . . . . . . . . . . . . . . . . . . . . .  S-28
Prospectus  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . S-3
Rating Agencies . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-13
Realized Losses . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-28
Receivables . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Cover
Receivables Pool  . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-25
Record Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . S-6
Reserve Account . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-10
Reserve Account Initial Deposit . . . . . . . . . . . . . . . . . . . .  S-10
Security Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . .  S-11
Security Insurer  . . . . . . . . . . . . . . . . . . . . . . . .  Cover, S-4
Servicer  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Cover, S-4
Specified Reserve Account Balance . . . . . . . . . . . . . . . . . . .  S-10
stripped coupons  . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-12
sub-prime borrowers . . . . . . . . . . . . . . . . . . . . . . . . . . . S-5
Subsequent Cutoff Date  . . . . . . . . . . . . . . . . . . . . . . . . . S-5
Subsequent Receivables  . . . . . . . . . . . . . . . . . . . . .  Cover, S-5
Subsequent Transfer Date  . . . . . . . . . . . . . . . . . . . . . . . . S-5
Total Distribution Amount . . . . . . . . . . . . . . . . . . . . . . .  S-28
Transfer Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . Cover
Trust . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Cover
Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Cover, S-4
Underwriter . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-32
Underwriting Agreement  . . . . . . . . . . . . . . . . . . . . . . . .  S-32


============================================================================
No dealer, salesperson or other
person has been authorized to give
any information or to make any
representations other than those
contained or incorporated by
reference in this Prospectus
Supplement and the Prospectus in               FIRST MERCHANTS AUTO TRUST
connection with the offer made by                       199  -
this Prospectus Supplement and the
Prospectus and, if given or made,                        Issuer
such information or representations
must not be relied upon as having                $
been authorized.  This Prospectus
Supplement and the Prospectus do not
constitute an offer or solicitation         (FLOATING RATE) (%) ASSET BACKED
by anyone in any state in which such             CERTIFICATES, CLASS A
offer or solicitation is unauthorized
or in which the person making such               $
offer or solicitation is not
qualified to do so or to anyone to             (FLOATING RATE) (%) ASSET
whom it is unlawful to make such              BACKED CERTIFICATES, CLASS B
offer or solicitation.  Neither the
delivery of this Prospectus
Supplement and the Prospectus nor any
sale made hereunder shall, under any          FIRST MERCHANTS  ACCEPTANCE
circumstances, create any implication                 CORPORATION,
that the information contained herein
or therein is correct as of any time             Depositor and Servicer
subsequent to the date of this
Prospectus Supplement or Prospectus.


           TABLE OF CONTENTS       Page

         PROSPECTUS SUPPLEMENT
Reports to Certificateholders .     S-3
Summary of Terms  . . . . . . .     S-4
Risk Factors  . . . . . . . . .    S-14
First Merchants'
Automobile Financing Program . .   S-16          PROSPECTUS SUPPLEMENT
Weighted Average Life of
the Certificates . . . . . . . .   S-23
The Trust . . . . . . . . . . . .  S-24
The Receivables Pool  . . . . .    S-25
The Depositor . . . . . . . . .    S-27
Backup Servicer  . . . . . . .    S-27
Description of the Certificates    S-27
                                           _________________________________
Security Insurance Policy . . .    S-32
                                           ______________________
Security Insurer  . . . . . . .    S-32
ERISA Considerations  . . . . .    S-32    SALOMON BROTHERS INC
                                           ________________________
Underwriting  . . . . . . . . .    S-32

Legal Matters . . . . . . . . .    S-33
Index of Terms  . . . . . . . .    S-34
               PROSPECTUS
Available Information . . . . . .     2
Incorporation of Certain Documents by
Reference . . . . . . . . . . . .     2
Summary of Terms  . . . . . . . .     3
Risk Factors  . . . . . . . . . .    12
The Trusts  . . . . . . . . . . .    18
The Receivables Pools   . . . . .    20
Weighted Average Life of the
Securities  . . . . . . . . . . .    22
Pool Factors and Trading Information
                                     22
Use of Proceeds . . . . . . . . .    23
The Company and the Seller . . . .   23
Description of the Notes  . . . .    24
Description of the Certificates .    28
Certain Information Regarding  the
Securities  . . . . . . . . . . .    29
Description of the Transfer
  and Servicing Agreements. . . .    36
Certain Legal Aspects of
  the Receivalbes . . . . . . . .    46
Certain Federal Income Tax
  Consequences. . . . . . . . . .    50
Certain State Tax Consequences
with respect to Owner Trusts . . .   61
ERISA Considerations. . . . . . .    62
Plan of Distribution. . . . . . .    64
Legal Matters . . . . . . . . . .    65
Index of Terms. . . . . . . . . .    66
           -----------------
Until 90 days after the date of this
Prospectus Supplement, all dealers
effecting transactions in the Certificates described in this Prospectus Supplement, whether or not participating in this distribution, may be required to deliver this Prospectus Supplement and the Prospectus.
This is in addition to the obligation of dealers to deliver this Prospectus Supplement and the Prospectus when acting as underwriters and with respect to their unsold allotments of subscriptions.



Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission.
These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus supplement and the accompanying prospectus shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.


                 Subject to Completion, dated September 6, 1996
       Prospectus Supplement to Prospectus dated                  , 1996
                      FIRST MERCHANTS AUTO TRUST 199  -
           $       (Floating Rate)( %) Asset Backed Notes, Class A-1
           $       (Floating Rate)( %) Asset Backed Notes, Class A-2
             $       (Floating Rate)( %) Asset Backed Certificates

                           (                               ), Seller

                FIRST MERCHANTS ACCEPTANCE CORPORATION, Servicer

       First Merchants Auto Trust 199 - (the "Trust") will be formed pursuant to a Trust Agreement, to be dated as of
  , 199   (the "Closing Date") between (                    ),
                   a Delaware corporation (the "Seller"), as depositor, and
                                 , a                                  banking
  corporation, as Owner Trustee.  The Trust will  issue $
        aggregate  principal  amount  of (Floating  Rate)(  %)  Asset  Backed
  Notes, Class A-1 (the  "Class A-1 Notes") and $                   aggregate
  principal amount of (Floating Rate)( %) Asset Backed Notes, Class A-2 (the "Class A-2 Notes" and, with the Class A-1 Notes, the "Notes") pursuant to an Indenture, to be dated as of the Closing Date, between the Trust and
                    , a                              banking  corporation, as
  Indenture  Trustee.  The  Trust also will issue  $
  aggregate principal amount of (Floating Rate)( %) Asset Backed Certificates (the "Certificates"). The assets of the Trust will include a pool of motor vehicle retail installment sale contracts (the "Receivables") secured by the motor vehicles financed thereby and certain
  monies due or  received thereunder on or after                    , 199   .
  The Receivables will be transferred to the Trust by the Seller as described herein. The Notes will be secured by the assets of the Trust pursuant to the Indenture.
                                                (Continued on following page)

       THE NOTES REPRESENT OBLIGATIONS OF, AND THE CERTIFICATES REPRESENT BENEFICIAL INTERESTS IN, THE TRUST ONLY AND DO NOT REPRESENT OBLIGATIONS
  OF, OR  INTERESTS IN,       (                            ), FIRST MERCHANTS
  ACCEPTANCE CORPORATION OR ANY OF THEIR RESPECTIVE AFFILIATES. NONE OF THE NOTES, THE CERTIFICATES OR THE RECEIVABLES ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY.

       THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

       PROSPECTIVE INVESTORS SHOULD CONSIDER THE FACTORS SET FORTH UNDER "RISK FACTORS" ON PAGE S-9 OF THIS PROSPECTUS SUPPLEMENT AND PAGE 12 OF THE ACCOMPANYING PROSPECTUS.


                                Price to the   Underwriting   Proceeds to the
                                 Public(1)       Discount      Seller(1)(2)
                                ------------   ------------   ---------------

  Per Class A-1 Note . . . . .            %              %                 %
  Per Class A-2 Note . . . . .            %              %                 %
  Per Certificate  . . . . . .            %              %                 %
  Total  . . . . . . . . . . .   $              $              $

  (1)   Plus accrued interest, if any, from                        , 199  .
  (2)   Before deducting expenses, estimated to be $                      .
                       __________________________________

           The Notes and the Certificates are offered subject to prior sale, and subject to the Underwriter's right to reject orders in whole or in part. It is expected that delivery of the Notes and the Certificates will be made through the Same Day Funds System of The Depository Trust Company
  on or about                      , 199  .


         Salomon Brothers Inc

  The date of this Prospectus Supplement is                           , 199 .



       Interest on the classes of Notes will accrue at the respective (fixed per annum ((floating) rates specified above and generally will be payable
  on the       day  of each month, commencing                         , 199
  (each, a "Distribution Date").  Principal  of the Notes will be payable  on each Distribution Date to the extent described herein; however, no principal will be paid on the Class A-2 Notes until the Class A-1 Notes have been paid in full. The Certificates represent fractional undivided
  interests in the Trust.  Interest, at the Pass-Through Rate of        % per
  annum, will be distributed to Certificateholders on each Distribution Date. No distributions of principal will be made on the Certificates until all of the Notes have been paid in full.

       To  the  extent  not previously  paid,  the  Class A-1  Notes  will be
  payable in full on                   , the Class A-2 Notes  will be payable
  in full on                           , and the Certificates will be payable
  in full on                         ; however, one or both classes of  Notes
  or the Certificates may be paid in full prior to the final scheduled Distribution Date therefor, as described herein and in the Prospectus. In addition, the Class A-2 Notes will be subject to early redemption, and the Certificates will be subject to prepayment, in whole but not in part, on any Distribution Date on which the Servicer exercises its option to purchase the Receivables. The Servicer may purchase the Receivables when the aggregate principal balance thereof is reduced to 10% or less of the initial aggregate principal balance thereof.

       THIS PROSPECTUS SUPPLEMENT DOES NOT CONTAIN COMPLETE INFORMATION ABOUT THE OFFERING OF THE NOTES AND THE CERTIFICATES. ADDITIONAL INFORMATION IS CONTAINED IN THE PROSPECTUS, AND PROSPECTIVE INVESTORS ARE URGED TO READ BOTH THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS IN FULL. SALES OF THE NOTES OR CERTIFICATES MAY NOT BE CONSUMMATED UNLESS THE PURCHASER HAS RECEIVED BOTH THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. THIS PROSPECTUS SUPPLEMENT CONTAINS INFORMATION THAT IS SPECIFIC TO THE TRUST AND THE SECURITIES OFFERED HEREBY AND, TO THAT EXTENT, SUPPLEMENTS THE MORE GENERAL INFORMATION PROVIDED IN THE PROSPECTUS. INFORMATION CONTAINED IN THIS PROSPECTUS SUPPLEMENT MAY ALSO REFLECT LEGAL, ECONOMIC AND OTHER DEVELOPMENTS SINCE THE DATE OF THE PROSPECTUS.

       IN CONNECTION WITH THIS OFFERING, THE UNDERWRITER MAY OVER-ALLOT OR EFFECT TRANSACTIONS THAT STABILIZE OR MAINTAIN THE MARKET PRICE OF THE NOTES AND THE CERTIFICATES AT LEVELS ABOVE THOSE THAT MIGHT OTHERWISE PREVAIL IN THE OPEN MARKET. SUCH STABILIZING, IF COMMENCED, MAY BE DISCONTINUED AT ANY TIME.


                           REPORTS TO SECURITYHOLDERS

       Unless  and  until Definitive  Notes  or  Definitive Certificates  are issued, monthly and annual unaudited reports containing information concerning the Receivables will be prepared by the Servicer and sent on behalf of the Trust only to Cede & Co., as nominee of The Depository Trust Company and registered holder of the Notes and the Certificates. See "Certain Information Regarding the Securities -- Book-Entry Registration" and "-- Reports to Securityholders" in the accompanying Prospectus (the "Prospectus"). Such reports will not constitute financial statements prepared in accordance with generally accepted accounting principles. The Seller, as originator of the Trust, will file with the Securities and Exchange Commission (the "Commission") such periodic reports as are required under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder.


                                SUMMARY OF TERMS

           The following summary is qualified in its entirety by reference to the detailed information appearing elsewhere herein and in the Prospectus. Certain capitalized terms used herein are defined elsewhere in this Prospectus Supplement on the pages indicated in the "Index of Terms" or, to the extent not defined herein, have the meanings assigned to such terms in the Prospectus.


  Issuer  . . . . . . . . . . . . .       First  Merchants Auto  Trust 199
                                          -       (the  "Trust"),  a Delaware
                                          business   trust   to   be   formed
                                          pursuant  to a  Trust Agreement  to
                                          be dated as of                   ,
                                          supplemented  from  time  to  time,
                                          the  "Trust   Agreement"),  between
                                          the Seller, as   depositor, and the
                                          Owner Trustee.

  Seller  . . . . . . . . . . . . .       (                                ),
                                          a    Delaware    corporation   (the
                                          "Seller").

  Servicer  . . . . . . . . . . . .       First     Merchants      Acceptance
                                          Corporation,       a       Delaware
                                          corporation ("First  Merchants" or,
                                          in its capacity as servicer  of the
                                          Receivables, the "Servicer").   The
                                          Servicer  is  referred  to  in  the
                                          Prospectus as the Master Servicer.

  Indenture Trustee . . . . . . . .                        , a
                                          banking corporation, as  trustee
                                          under     the    Indenture     (the
                                          "Indenture Trustee").

  Owner Trustee . . . . . . . . . .                        , a
                                          banking  corporation,   as
                                          trustee  under the  Trust Agreement
                                          (the "Owner Trustee").

  The Notes . . . . . . . . . . . .       The Trust will  issue the (Floating
                                          Rate)(   %)  Asset   Backed  Notes,
                                          Class    A-1   in    an   aggregate
                                          principal amount of $
                                          (the "Class A-1  Notes") and the
                                          (Floating  Rate)(  %) Asset  Backed
                                          Notes,  Class A-2  in an  aggregate
                                          principal amount of $
                                          (the  "Class  A-2 Notes"  and,
                                          with  the  Class   A-1  Notes,  the
                                          "Notes")  pursuant to  an Indenture
                                          to be  dated as  of               ,
                                          199         (as   amended  and
                                          supplemented  from  time  to  time,
                                          the   "Indenture"),   between   the
                                          Trust and the Indenture Trustee.

                                          Under the  terms of  the Indenture,
                                          the  Notes will  be secured  by the
                                          assets of the Trust.

  The Certificates  . . . . . . . .       The  Trust  will  issue   (Floating
                                          Rate)(       %)        Asset-Backed
                                          Certificates  (the   "Certificates"
                                          and, together  with the  Notes, the
                                          "Securities")  with   an  aggregate
                                          initial Certificate Balance of
                                          $                            .  The
                                          Certificates  represent  fractional
                                          undivided  interests  in the  Trust
                                          and  will be issued pursuant to the
                                          Trust Agreement.

  The Receivables . . . . . . . . .       On                          , 199
                                          (the  "Closing  Date"), the  Seller
                                          will purchase from First  Merchants
                                          pursuant to a Receivables  Purchase
                                          Agreement dated as of             ,
                                          199     (the  "Receivables
                                          Purchase   Agreement"),    by   and
                                          between  First  Merchants  and  the
                                          Seller,   Receivables   having   an
                                          aggregate   principal  balance   of
                                          approximately $
                                          as  of                            ,
                                          199     (the "Cutoff  Date").   The
                                          Trust,  in turn,  will acquire  the
                                          Receivables    from    the   Seller
                                          pursuant  to a  Sale and  Servicing
                                          Agreement   to  be   dated  as   of
                                                             ,   199      (as
                                          amended and supplemented from  time
                                          to  time, the  "Sale and  Servicing
                                          Agreement"),  among the  Trust, the
                                          Seller,    the     Servicer,    the
                                          Indenture  Trustee and  the Back-up
                                          Servicer,  and  the  Servicer  will
                                          agree  to  service the  Receivables
                                          upon  the terms  set  forth in  the
                                          Sale   and   Servicing   Agreement.
                                          First  Merchants will  make certain
                                          representations   and    warranties
                                          concerning  the Receivables  in the
                                          Receivables   Purchase   Agreement,
                                          and the  Seller will,  in the  Sale
                                          and  Servicing  Agreement,   assign
                                          its  rights  under the  Receivables
                                          Purchase  Agreement  to the  Trust,
                                          including its right  to cause First
                                          Merchants       to       repurchase
                                          Receivables  with respect  to which
                                          First  Merchants  is in  breach  of
                                          any    such   representation    and
                                          warranty as of the  Cutoff Date, if
                                          such  breach  has  a  material  and
                                          adverse  effect  on the  rights  of
                                          the Trust  in such  Receivables and
                                          such  breach  is  not  cured  in  a
                                          timely  manner.   The  Seller  will
                                          have  no  obligation to  repurchase
                                          from the Trust  any Receivable with
                                          respect  to  which First  Merchants
                                          is  in breach  of a  representation
                                          or warranty, nor  will it have  any
                                          other  obligation  with respect  to
                                          the Receivables or the Securities.

                                          The  Receivables  will  consist  of
                                          sub-prime   motor  vehicle   retail
                                          installment  sale  contracts   (the
                                          "Contracts")  secured  by  new   or
                                          used  automobiles,   light  trucks,
                                          vans and minivans financed  thereby
                                          (the     "Financed      Vehicles"),
                                          including  the  right  to   receive
                                          certain    payments    in   respect
                                          thereof, security interests in  the
                                          vehicles  financed thereby  and the
                                          proceeds thereof.  The  Receivables
                                          arise,   or   will   arise,    from
                                          Contracts  originated  or  acquired
                                          from  motor  vehicle  dealers  (the
                                          "Dealers")  by  First Merchants  in
                                          the  ordinary  course of  business.
                                          The Obligors  on the  Contracts are
                                          primarily  consumers  with  limitedy
                                          access  to  traditional sources  of
                                          credit   ("sub-prime"   borrowers),
                                          who   are    generally   relatively
                                          higher credit risks  due to various
                                          factors,   including   their   past
                                          credit  experience and  the absence
                                          or limited  extent of  their credit
                                          history.    See  "Risk  Factors  --
                                          Nature  of  Obligors  and  Financed
                                          Vehicles;    Servicing"   in    the
                                          Prospectus.

                                          The Receivables have been  selected
                                          from First Merchants' portfolio  of
                                          motor   vehicle  installment   sale
                                          contracts    and   motor    vehicle
                                          installment  loan  agreements based
                                          on  the criteria  specified in  the
                                          Sale  and  Servicing Agreement  and
                                          described    herein    under   "The
                                          Receivables   Pool"   and  in   the
                                          Prospectus  under "The  Receivables
                                          Pools".    As of  the  Cutoff Date,
                                          the    weighted   average    annual
                                          percentage rate of the  Receivables
                                          was approximately            %, the
                                          weighted     average      remaining
                                          maturity  of  the  Receivables  was
                                          approximately            months and
                                          the   weighted   average   original
                                          maturity  of  the  Receivables  was
                                          approximately               months.
                                          No   Receivable  has   a  scheduled
                                          maturity later than
                                                        (the           "Final
                                          Scheduled Maturity Date").

                                          The  "Pool  Balance"  at  any  time
                                          will equal the aggregate  principal
                                          balance of  all of  the outstanding
                                          Receivables owned  by the  Trust at
                                          the    end    of   the    preceding
                                          Collection   Period  after   giving
                                          effect   to   (i)   all    payments
                                          received from Obligors during  such
                                          Collection  Period  and  (ii)   all
                                          losses   realized   on  Receivables
                                          that  were  liquidated during  such
                                          Collection Period.

  Terms of the Notes

     A.  Distribution Dates . . . .       Payments of interest and  principal
                                          on the Notes will be  made on the
                                                  day  of each  month or,  if
                                          any  such  day  is not  a  Business
                                          Day,   on   the   next   succeeding
                                          Business      Day     (each,      a
                                          "Distribution   Date")   commencing
                                                              ,   199       .
                                          Payments  will be  made to  holders
                                          of   record  of   the  Notes   (the
                                          "Noteholders")   as   of  the   day
                                          immediately     preceding      such
                                          Distribution Date (each, a  "Record
                                          Date").  As  used herein, "Business
                                          Day" means  a day that in  New York
                                          City  or in the  city in  which the
                                          corporate   trust  office   of  the
                                          Indenture  Trustee  is  located  is
                                          neither a legal  holiday nor a  day
                                          on  which banking  institutions are
                                          authorized  by  law, regulation  or
                                          executive order to be closed.

     B.  Interest Rates . . . . . .       Interest will be paid  on the Class
                                          A-1 Notes at a per annum  rate of
                                            (Floating  Rate)( %)  (the "Class
                                          A-1  Rate") and  on  the Class  A-2
                                          Notes  at  a  per  annum   rate  of
                                          (Floating Rate)( %)  (the "Class A-
                                          2 Rate").   The Class A-1  Rate and
                                          the  Class A-2  Rate are  sometimes
                                          referred to herein collectively  as
                                          the "Interest Rates".

     C.  Interest . . . . . . . . .       Interest    on   the    outstanding
                                          principal amount  of the  Class A-1
                                          Notes  and the  Class A-2  Notes in
                                          respect  of  any Distribution  Date
                                          will accrue  at the Class  A-1 Rate
                                          and    the    Class    A-2    Rate,
                                          respectively,  from  and  including
                                          the  most recent  Distribution Date
                                          on  which  interest  payments  were
                                          distributed to Noteholders (or,  in
                                          the case of  the first Distribution
                                          Date,   from   and  including   the
                                          Closing  Date)  to  but   excluding
                                          such  Distribution Date.   Interest
                                          on the Notes will be  calculated on
                                          the   basis  of   a  360-day   year
                                          consisting    of   twelve    30-day
                                          months.   See  "Description of  the
                                          Notes  --  Payments  of   Interest"
                                          herein.

     D.  Principal  . . . . . . . .       For as long as the Class A-1  Notes
                                          are  outstanding, principal  of the
                                          Class A-1 Notes will be  payable on
                                          each   Distribution   Date  in   an
                                          amount equal  to 100% of  the Total
                                          Distribution    Amount    remaining
                                          following payment of the  Servicing
                                          Fee  and the  Noteholders' Interest
                                          Distributable Amount on such  date.
                                          On each Distribution  Date from and
                                          including the Distribution Date  on
                                          which the Class A-1 Notes  are paid
                                          in full  and  for as  long  as  the
                                          Class  A-2  Notes are  outstanding,
                                          principal  of the  Class A-2  Notes
                                          will  be payable in an amount equal
                                          to 100%  of the  Total Distribution
                                          Amount remaining following  payment
                                          of    the   Servicing    Fee,   the
                                          Noteholders'               Interest
                                          Distributable  Amount  and, on  the
                                          Distribution  Date  on  which   the
                                          Class A-1  Notes are paid  in full,
                                          any    amount    distributed     as
                                          principal to  holders of  the Class
                                          A-1  Notes.   No principal  payment
                                          will  be  made  on  the  Class  A-2
                                          Notes  until  the Class  A-1  Notes
                                          have been paid in full.

                                          The  outstanding principal  amount,
                                          if  any,  of the  Class  A-1  Notes
                                          will   be   payable  in   full   on
                                                                (the   "Class
                                          A-1 Final Scheduled Payment  Date")
                                          and   the   outstanding   principal
                                          amount,  if any,  of the  Class A-2
                                          Notes will  be payable in full on
                                                             (the "Class  A-2
                                          Final Scheduled Payment Date").

                                          See  "Description of  the Notes  --
                                          Payments    of    Principal"    and
                                          "Description  of  the Transfer  and
                                          Servicing       Agreements       --
                                          Distributions" herein.

     E.  Optional Redemption  . . .       The   Class   A-2  Notes   may   be
                                          redeemed  in  whole,   but  not  in
                                          part, on  any Distribution  Date on
                                          which  the  Servicer exercises  its
                                          option     to      purchase     the
                                          Receivables.   Under  the terms  of
                                          the  Sale and  Servicing Agreement,
                                          the   Servicer  may   purchase  the
                                          Receivables   when  the   aggregate
                                          principal  amount thereof  has been
                                          reduced  to  10%  or  less  of  the
                                          original   Pool   Balance.      The
                                          redemption price for  the Class A-2
                                          Notes   will   equal   the   unpaid
                                          principal amount  of the  Class A-2
                                          Notes   plus  accrued   and  unpaid
                                          interest     thereon.           See
                                          "Description   of   the  Notes   --
                                          Optional Redemption" herein.

  Terms of the Certificates

     A.  Distribution Dates . . . .       Distributions  with respect  to the
                                          Certificates will  be made  on each
                                          Distribution    Date,    commencing
                                                              ,  199        .
                                          Distributions   will  be   made  to
                                          holders    of    record   of    the
                                          C e r t i f i c a t e s     ( t h e
                                          "Certificateholders",          and,
                                          together with the Noteholders,  the
                                          "Securityholders")   as    of   the
                                          related Record Date.

     B.  Pass-Through Rate  . . . .       (Floating Rate)( %)  per annum (the
                                          "Pass-Through Rate").

     C.  Interest . . . . . . . . .       On  each  Distribution  Date,   the
                                          Owner  Trustee will  distribute pro
                                          rata to Certificateholders  accrued
                                          interest  at the  Pass-Through Rate
                                          on  the Certificate  Balance as  of
                                          the  preceding  Distribution   Date
                                          (after     giving     effect     to
                                          distributions    made    on    such
                                          preceding    Distribution     Date)
                                          generally  to the  extent of  funds
                                          available following payment of  the
                                          Servicing Fee and the  Noteholders'
                                          Distributable   Amount   from   the
                                          Total  Distribution Amount  and the
                                          Reserve Account.   Interest  on the
                                          Certificates  in  respect  of   any
                                          Distribution Date will accrue  from
                                          the  most recent  Distribution Date
                                          on  which  interest  payments  were
                                          distributed  to  Certificateholders
                                          (or,  in  the  case  of  the  first
                                          Distribution   Date,  the   Closing
                                          Date)   to   but   excluding   such
                                          Distribution   Date  and   will  be
                                          calculated  on   the  basis   of  a
                                          360-day  year consisting  of twelve
                                          30-day  months.   See  "Description
                                          of     the      Certificates     --
                                          Distributions of Interest" herein.

     D.  Principal  . . . . . . . .       On  each Distribution  Date on  and
                                          after the  date on which  the Class
                                          A-2   Notes  are   paid  in   full,
                                          principal of the Certificates  will
                                          be payable  in an  amount generally
                                          equal  to  the  Total  Distribution
                                          Amount  remaining after  payment of
                                          the     Servicing      Fee,     the
                                          Noteholders'  Distributable  Amount
                                          (on the Distribution  Date on which
                                          the  outstanding  principal  amount
                                          of the Class  A-2 Notes is  reduced
                                          t o    z e r o )     a n d    t h e
                                          Certificateholders'        Interest
                                          Distributable Amount.

                                          The  outstanding principal  amount,
                                          if  any, of  the Certificates  will
                                          be payable in full on
                                                             (the      "Final
                                          Scheduled Distribution Date").

                                          See     "Description     of     the
                                          Certificates  --  Distributions  of
                                          Principal" and "Description of  the
                                          Transfer  and Servicing  Agreements
                                          -- Distributions" herein.

     E.  Optional Prepayment  . . .       If   the  Servicer   exercises  its
                                          option     to     purchase      the
                                          Receivables, which  it may  do when
                                          the  aggregate principal  amount of
                                          the Receivables is  10% or less  of
                                          the  original  Pool  Balance,   the
                                          Certificateholders will  receive an
                                          amount    in    respect   of    the
                                          Certificates    equal     to    the
                                          Certificate  Balance  plus  accrued
                                          interest at the Pass-Through  Rate,
                                          and   the   Certificates  will   be
                                          retired.   See "Description  of the
                                          Certificates      --       Optional
                                          Prepayment" herein.

  Reserve Account . . . . . . . . .       On  the  Closing Date,  the  Seller
                                          will  establish a  separate reserve
                                          account  (the   "Reserve  Account")
                                          with  the  Indenture  Trustee   and
                                          will   make   an  initial   deposit
                                          thereto of $                      .
                                          Funds will  be  withdrawn from
                                          the   Reserve   Account   on    any
                                          Distribution Date on  which, and to
                                          the   extent   that,   the    Total
                                          Distribution    Amount   for    the
                                          related      Collection      Period
                                          remaining  after  payment  of   the
                                          Servicing  Fee  is  less  than  the
                                          Noteholders'  Distributable  Amount
                                          and will be  deposited in the  Note
                                          Distribution      Account       for
                                          distribution  to  the  Noteholders.
                                          In   addition,   funds   will    be
                                          withdrawn from the Reserve  Account
                                          to the  extent that the  portion of
                                          the   Total   Distribution   Amount
                                          remaining  after  payment  of   the
                                          Servicing Fee and the  Noteholders'
                                          Distributable  Amount is  less than
                                          the             Certificateholders'
                                          Distributable  Amount  and will  be
                                          deposited   in   the    Certificate
                                          Distribution      Account       for
                                          distribution         to         the
                                          Certificateholders.      On    each
                                          Distribution   Date,   the   amount
                                          available  in  the Reserve  Account
                                          will  be   reinstated  up   to  the
                                          Specified  Reserve Account  Balance
                                          by the  deposit thereto  of amounts
                                          remaining    in    the   Collection
                                          Account after payment  on such date
                                          of    the   Servicing    Fee,   the
                                          Noteholders'  Distributable  Amount
                                          and     the     Certificateholders'
                                          Distributable  Amount.   Amounts on
                                          deposit in  the Reserve  Account on
                                          any   Distribution    Date   (after
                                          giving effect to all  distributions
                                          to  be  made on  such  Distribution
                                          Date)  in excess  of the  Specified
                                          Reserve  Account  Balance  will  be
                                          released  to  the   Company.    The
                                          Reserve Account will be  maintained
                                          as an  account in  the name  of the
                                          Indenture     Trustee.          See
                                          "Description  of  the Transfer  and
                                          Servicing  Agreements   --  Reserve
                                          Account" herein.

  Collection Account  . . . . . . .       Except  under  certain   conditions
                                          described   herein,  the   Servicer
                                          will    be   required    to   remit
                                          collections  received  with respect
                                          to   the  Receivables   within  two
                                          Business  Days  of receipt  thereof
                                          to  one  or  more accounts  in  the
                                          name of the  Indenture Trustee (the
                                          "Collection  Account").    Pursuant
                                          to    the   Sale    and   Servicing
                                          Agreement,  the Servicer  will have
                                          the  revocable  power  to  instruct
                                          the  Indenture Trustee  to withdraw
                                          funds on deposit  in the Collection
                                          Account and to apply  such funds on
                                          each   Distribution  Date   to  the
                                          following    (in    the    priority
                                          indicated):  (i) the  Servicing Fee
                                          for  the  prior  Collection  Period
                                          and any  overdue Servicing  Fees to
                                          the     Servicer,      (ii)     the
                                          Noteholders'               Interest
                                          Distributable   Amount    and   the
                                          Noteholders'              Principal
                                          Distributable  Amount  to the  Note
                                          Distribution  Account,   (iii)  the
                                          Certificateholders'        Interest
                                          Distributable  Amount  and,   after
                                          the  Class A-2 Notes have been paid
                                          in  full,  the  Certificateholders'
                                          Principal  Distributable  Amount to
                                          the    Certificate     Distribution
                                          Account,  and  (iv)  the  remaining
                                          balance,  if  any, to  the  Reserve
                                          Account.   See "Description  of the
                                          Transfer  and Servicing  Agreements
                                          --  Distributions" and  "-- Reserve
                                          Account" herein.

  Tax Status  . . . . . . . . . . .       In  the  opinion  of  Brown  & Wood
                                          LLP,   for   federal   income   tax
                                          purposes,   the   Notes   will   be
                                          characterized   as  debt   and  the
                                          Trust will not  be characterized as
                                          an   association  (or   a  publicly
                                          traded    partnership)   that    is
                                          taxable as  a corporation.   In the
                                          opinion  of  Sonnenschein  Nath   &
                                          Rosenthal,  special   Illinois  tax
                                          counsel, the  same characterization
                                          will  apply  for state  income  tax
                                          purposes.  Each  Noteholder, by the
                                          acceptance  of a  Note, will  agree
                                          to     treat    the     Notes    as
                                          indebtedness,       and        each
                                          Certificateholder,      by      the
                                          acceptance  of a  Certificate, will
                                          agree  to  treat  the  Trust  as  a
                                          partnership     in    which     the
                                          Certificateholders   are   partners
                                          for   federal   income  and   state
                                          income  tax purposes.   Alternative
                                          characterizations of the Trust  and
                                          the Certificates are possible,  but
                                          would  not  result  in   materially
                                          adverse    tax    consequences   to
                                          Certificateholders.   See  "Certain
                                          Federal  Income  Tax  Consequences"
                                          in  the  Prospectus for  additional
                                          information     concerning      the
                                          application  of federal  income tax
                                          laws   to   the   Trust   and   the
                                          Securities.

  ERISA Considerations  . . . . . .       Subject   to   the   considerations
                                          discussed       under        "ERISA
                                          Considerations"  herein and  in the
                                          Prospectus, the Notes are  eligible
                                          for  purchase  by employee  benefit
                                          plans.   The  Certificates may  not
                                          be   acquired   by   any   employee
                                          benefit   plan   subject   to   the
                                          Employee     Retirement      Income
                                          Security Act  of 1974,  as amended,
                                          or  by  an  individual   retirement
                                          account.            See      "ERISA
                                          Considerations"  herein and  in the
                                          Prospectus.

  Rating of the Securities  . . . .       It is a  condition to the  issuance
                                          of the Notes  and Certificates that
                                          the Notes  be rated in  the highest
                                          rating     category     and     the
                                          Certificates be  rated at least
                                          "       "  or  its  equivalent,  in
                                          each case  by at least two
                                          nationally recognized statistical
                                          rating agencies.

                                          A  rating is  not a  recommendation
                                          to  purchase,  hold   or  sell  the
                                          Notes or Certificates, inasmuch  as
                                          such  rating does not comment as to
                                          market price  or suitability  for a
                                          particular  investor.    A   rating
                                          addresses   the   likelihood   that
                                          principal  of and  interest on  the
                                          particular  class of  Notes or  the
                                          Certificates,  as applicable,  will
                                          be  paid pursuant  to  its terms.
                                          There  can be  no assurance  that a
                                          rating  will  not   be  lowered  or
                                          withdrawn  by  a rating  agency  if
                                          circumstances  so  warrant.     See
                                          "Risk  Factors  -- Ratings  of  the
                                          Securities" herein.


                                  RISK FACTORS

       In addition to the other information contained in this Prospectus Supplement and the Prospectus, prospective investors should carefully consider the following risk factors before investing in the Securities.

       Limited Liquidity. There is currently no secondary market for the Securities. The Underwriter currently intends to make a market in the Securities, but is under no obligation to do so. There can be no assurance that a secondary market will develop or, if a secondary market does develop, that it will provide Securityholders with liquidity of investment or that it will continue for the life of the Securities.

       Servicer Default. If a Servicer Default occurs, the Indenture Trustee or the Noteholders may remove the Servicer without the consent of the Owner Trustee or the Certificateholders, in the manner described in the Prospectus under "Description of the Transfer and Servicing Agreements -- Rights upon Servicer Default". Neither the Owner Trustee nor the Certificateholders will have the ability to remove the Servicer if a Servicer Default occurs. In addition, the Noteholders have the ability, with certain specified exceptions, to waive defaults by the Servicer, including defaults that might have a materially adverse effect on Certificateholders. See "Description of the Transfer and Servicing Agreements -- Waiver of Past Defaults" in the Prospectus.

       Subordination of the Class A-2 Notes. Payments of principal of the Class A-2 Notes will be subordinated in priority of payment to principal due on the Class A-1 Notes. Consequently, Class A-2 Noteholders will not receive any payments of principal until after the Class A-1 Notes have been paid in full. See "Description of the Transfer and Servicing Agreements -- Distributions" herein.

       Subordination of the Certificates. Distributions of interest on and principal of the Certificates will be subordinated in priority of payment to interest and principal due on the Notes. Consequently, Certificateholders will not receive any distributions with respect to a Collection Period until the full amount of interest on and principal of the Notes distributable on such Distribution Date has been deposited in the Note Distribution Account. The Certificateholders will not receive any distributions of principal until after the Notes have been paid in full. See "Description of the Transfer and Servicing Agreements -- Distributions" herein.

       Limited Assets of the Trust. The Trust will not have, nor is it permitted or expected to have, any significant assets or sources of funds other than the Receivables and certain rights with respect to the Reserve Account; therefore, holders of the Securities must rely for repayment upon payments on the Receivables and, if and to the extent available, amounts on deposit in the Reserve Account. Although any funds available in the Reserve Account on each Distribution Date will be applied to cover shortfalls in distributions of interest and principal on the Notes and the Certificates, the funds to be deposited in the Reserve Account are limited in amount. If the Reserve Account is exhausted, the Trust will have to rely solely on current distributions on the Receivables to make payments on the Notes and the Certificates. See "The Trust" and "Description of the Transfer and Servicing Agreements -- Reserve Account" herein.

       Ratings of the Securities. It is a condition to the issuance of the Notes and the Certificates that the Notes be rated in the highest rating category and the Certificates be rated " " or its equivalent, in each case by at least two nationally recognized statistical rating agencies (the "Rating Agencies"). A rating is not a recommendation to purchase, hold or sell Securities, inasmuch as such rating does not comment as to market price or suitability for a particular investor. The ratings of the Securities address the likelihood of the timely payment of interest on, and the ultimate repayment of principal of, the Securities pursuant to their terms. There can be no assurance that a rating will remain for any given period of time or that a rating will not be lowered or withdrawn entirely by a Rating Agency if in its judgment circumstances in the future so warrant. In the event that a rating is subsequently lowered or withdrawn, no person or entity will be required to provide any additional credit enhancement. The ratings of the Notes are based primarily on the credit quality of the Receivables, the subordination provided by the Certificates and the availability of funds in the Reserve Account. The ratings of the Certificates are based primarily on the credit quality of the Receivables and the availability of funds in the Reserve Account.

       Limited Obligations of the Seller and First Merchants. Neither the Seller nor First Merchants is generally obligated to make any payments in respect of the Notes, the Certificates or the Receivables. In connection with its sale of the Receivables to the Seller, First Merchants will make certain representations and warranties and, in certain circumstances, will be required to repurchase Receivables with respect to which such representations and warranties are not true as of the date made. There can be no assurance, however, that First Merchants will have the financial ability to effect any such repurchase. If First Merchants fails to repurchase any Receivable with respect to which it is in breach of a representation or warranty, the Seller will have no obligation to purchase such Receivable from the Trust.


                                   THE SELLER

       Information regarding  the Seller is set  forth under "The  Seller" in
  the Prospectus.   (Additional information  regarding the  applicable Seller
  will be provided in each related Prospectus Supplement)


                 FIRST MERCHANTS' AUTOMOBILE FINANCING PROGRAM

  GENERAL

       First Merchants is a specialty finance company primarily engaged in financing the purchase of used automobiles by acquiring dealer-originated finance contracts. Since First Merchants' incorporation in March 1991, it has targeted its marketing efforts on dealers that sell automobiles to consumers who have limited access to traditional sources of credit ("non-prime" borrowers). First Merchants serves two customers, the dealer and, indirectly, the dealer's customer, the "non-prime" borrower. As of June 30, 1996, First Merchants operated dealer service centers ("Dealer Service Centers") servicing Dealers in 35 states. First Merchants' finance contract portfolio (net finance receivables, including receivables sold or held-for-sale, before deducting the allowance for credit losses and reserves attributable to contracts sold or held for sale) increased to $479 million at June 30, 1996 from $284 million at December 31, 1995 and $94 million at December 31, 1994, while maintaining net charge-offs as a percentage of average net finance receivables of under 6.0%.

       The automobile dealer business is highly fragmented and includes businesses selling principally new automobiles, but also operating a used automobile business, that are franchised by an automobile manufacturer ("franchised dealers") and businesses selling exclusively used automobiles that are not affiliated with an automobile manufacturer ("independent dealers"). During 1996, approximately 80% (by aggregate principal balance) of the finance contracts purchased by First Merchants were originated by franchised dealers and the remainder were originated by independent dealers.

  THE INDUSTRY

       At December 31, 1995 there were approximately 22,750 franchised dealers and approximately 63,750 independent dealers. According to industry data, the used automobile finance market grew from approximately $141 billion in 1987 to approximately $281 billion in 1995. The automobile finance market that provides financing to "non-prime" borrowers is highly fragmented and primarily served by small and locally oriented companies. Many large financial service entities, such as commercial banks, credit unions, savings and loans and financing arms of automobile manufacturers do not solicit business in this segment of the market. First Merchants also believes that increased regulatory oversight and capital requirements imposed by governmental agencies have limited the activities of many commercial banks and savings and loans in the automobile finance market. In many cases, those organizations electing to remain in the automobile finance business have migrated toward higher credit quality customers to allow reductions in their overhead cost structures and to maintain higher levels of credit quality.

       First Merchants believes that demographic and economic trends favor increased growth in the non-prime segment of the automobile finance industry. Currently, the average American family must spend a significantly higher percentage of its income to purchase an automobile than it did several years ago. According to industry data, the average price of a new automobile in 1994 represented approximately 59.3% of the U.S. median family income for that year, an increase from approximately 51.5% in 1986. This increase, combined with increases in the average useful life of automobiles and the number of late-model used automobiles available for sale (including rental car and cars that were formerly leased), have led industry analysts to believe that the market for retail sales of used automobiles will continue to expand.

  BUSINESS STRATEGY

       First Merchants' business strategy is to focus its resources on dealers that sell automobiles to "non-prime" borrowers. The key elements of First Merchants' business strategy are as follows:

       Providing Superior Service to Quality Dealers. By providing prompt, flexible service and a reliable source of financing for "non-prime" borrowers, First Merchants helps to expand the dealers' customer base, thereby increasing the efficiency and effectiveness of their used car
  sales  operations.    First  Merchants  believes that  its  guidelines  and
  procedures allow it to respond quickly to the dealers. First Merchants typically responds to credit applications on the date received, in many cases within 2 to 3 hours, and generally pays the dealer within 24 hours after First Merchants has received required documentation from the dealer. Management believes that because of its prompt and reliable response time and geographic proximity to dealers, many dealers conduct business with First Merchants. As of December 31, 1995, First Merchants serviced approximately 2,000 dealers, with no single dealer accounting for more than 3% of First Merchants' finance contract portfolio. Using a hub and spoke strategy, First Merchants solicits business from automobile dealers through the business development efforts of its sales force and Dealer Service Centers. First Merchants evaluates each dealer with which it establishes a financing relationship to endeavor to ensure that First Merchants purchases finance contracts from only reputable automobile dealers carrying an inventory of high quality used automobiles. First Merchants evaluates historical financial information on prospective dealers to determine the financial viability of each dealer and assesses the length of service and reputation of prospective dealers through the local Better Business Bureau and state regulatory authorities. Each dealer with which First Merchants establishes a financing relationship enters into a non-exclusive written dealer agreement (a "Dealer
  Agreement") with First Merchants governing First Merchants' finance contract purchases from the dealer. First Merchants periodically reviews each dealer's financial information and inspects its physical premises and automobile inventory to determine whether such dealer appears to be operating its business satisfactorily and maintaining consistently high quality inventory. First Merchants' management information systems track the monthly performance of borrowers' accounts by dealer, allowing First Merchants to review and evaluate the quality of finance contracts purchased from each dealer.

       Attracting and Retaining Experienced Management Personnel. First Merchants actively recruits experienced management personnel at the executive, supervisory and managerial levels. First Merchants believes that the hiring and retention of such experienced management personnel is important in maintaining credit quality, supervising its operations and formulating and implementing its growth strategy. The executive officers of First Merchants have an average of over 15 years of experience in the financial services industry. In addition, First Merchants' Directors of Operations and Directors of Account Services, and the managers of its Dealer Service Centers and Account Service Centers have an average of over 15 years of experience in the consumer or automobile finance industries. In addition to recruiting experienced management personnel, First Merchants places an emphasis on retaining such personnel through professional development programs, competitive compensation and equity incentives.

       Efficient Operational Structure. First Merchants' operational structure is designed to maximize dealer service and finance contract originations, thereby directly contributing to the growth of First Merchants' finance contract portfolio. First Merchants' sales, credit and collection functions are organized as follows: (i) a national sales force dedicated to developing new dealer relationships and expanding the geographic scope of Dealer Service Centers; (ii) local Dealer Service Centers, which coordinate with the sales force to build and nurture dealer relationships through a local market presence, underwrite and process credit applications and disburse funds to dealers; (iii) "Account Service Centers", which perform all account servicing functions such as finance contract verification, payment processing, delinquency follow-ups and cost-effective recovery of charged-off account balances; and (iv) the Asset Disposition Group ("ADG"), which arranges the disposition of repossessed collateral.

       First Merchants establishes Dealer Service Centers in locations that allow First Merchants personnel to provide personalized service to dealers, while covering a wide geographical area. By utilizing a hub and spoke strategy, First Merchants through either its Dealer Service Center managers or its sales professionals meet individually with local dealers to negotiate dealer agreements, quickly resolve problems as they develop and respond to the competitive conditions of a particular market. Management believes that this structure significantly enhances First Merchants' operations and competitive advantage.

       Each Dealer Service Center functions independently of the other centers and is operated by a full-time Dealer Service Center manager who reports to a Director of Operations. The Account Service Centers are primarily responsible for collections, including recoveries of charged-off account balances, and payment processing. Each Account Service Center is operated by a Director of Account Services. The ADG arranges the disposition of repossessed collateral and is under the responsibility of a Director of Asset Disposition. First Merchants' nine Directors of Operations are responsible for reviewing compliance with First Merchants' guidelines and procedures and conducting periodic on-site reviews of First Merchants' Dealer Service Centers. In addition, Directors of Operations provide day-to-day guidance to Dealer Service Center managers in making credit decisions. The Directors of Operations report directly to the Vice President -- Operations. The Directors of Account Services and the Director of Asset Disposition report to the Vice President -- Account Services.

       Utilizing Uniform Guidelines and Procedures for Credit Evaluation. To mitigate the higher risks often associated with "non-prime" borrowers, First Merchants has developed uniform guidelines and procedures for evaluating credit applications in connection with the purchase of automobile finance contracts from dealers. First Merchants' guidelines and procedures relate to such matters as the borrower's stability of residence, employment history, credit history, capacity to pay, income, discretionary income, debt ratio, and credit bureau score, as well as the value of the collateral. First Merchants has also developed a credit scoring system with a leading credit evaluating company that is used as an additional objective guideline for evaluating a "non-prime" borrower's creditworthiness. In addition, First Merchants has assigned each Dealer Service Center manager a maximum credit authority per finance contract based on various factors, including such manager's experience level. Within the guidelines and procedures established by First Merchants, each Dealer Service Center manager is authorized to approve or reject credit applications and to supplement objective credit criteria with subjective judgment and knowledge of local conditions in making credit decisions. If the proposed financing amount exceeds the Dealer Service Center manager's maximum credit authority or does not meet First Merchants' guidelines, the Dealer Service Center manager must obtain the approval of a Director of Operations.

       First Merchants has a risk based pricing system of interest rates representing the varying degrees of risk assigned to different ranges of credit risks.

       Proactive Collection Management. First Merchants pursues a policy of proactive collection management through its Account Service Centers with respect to both current and delinquent accounts, including activities related to monthly billing and collections, borrower inquiries and repossessions. Previously these responsibilities were performed solely at the Dealer Service Centers. In order to allow Dealer Service Centers to operate more efficiently, First Merchants operates two Account Service Centers to perform these tasks. These Account Service Centers service the Dealer Service Centers. Shortly after First Merchants purchases a finance contract, personnel at an Account Service Center typically contact the borrower by telephone to verify the terms of the sale. First Merchants also sends the borrower a letter which describes the procedures and schedules for repaying the finance contract and explains First Merchants' delinquency and repossession policies. The Company utilizes predictive dialing technology to complement its calling efforts. Any finance contract for which a payment is one day overdue is treated as a past due account for collection purposes, and First Merchants typically contacts a borrower within two days after such borrower's account becomes past due. First Merchants typically commences repossession procedures before an account is more than two payments past due. Management believes that proactive collection management is critical in maintaining a low level of delinquencies and charge-offs.

       Monitoring and Supervising the Operational Structure. First Merchants has instituted the following three independent control functions that monitor and review the operations of First Merchants and report their findings to senior management: (i) Risk Management, which analyzes trends in the finance contract portfolio and performs daily analyses of new finance contracts purchased by First Merchants to ensure that such finance contracts meet First Merchants' credit guidelines and were purchased in compliance with First Merchants' operational procedures; (ii) Internal Audit, which performs on-site audits of each Dealer Service Center and Account Service Center at least annually to ensure compliance with First Merchants' guidelines and procedures and maintenance of First Merchants' credit quality standards; and (iii) Directors of Operations, who typically visit and review the operations of each Dealer Service Center throughout the year in order to evaluate compliance with First Merchants' policies and procedures, measure the effectiveness of business development efforts, and review general portfolio credit and performance quality and office profitability. Each control function actively utilizes First Merchants' management information system, which provides real time, on-line reports on a daily basis and which contains operational information from each of First Merchants' Dealer Service Centers, Account Service Centers and the ADG. These functions complement the daily reviews of the volume of finance contracts purchased, aging of accounts, repossession activities, and other operating data conducted by all levels of management. See "First Merchants' Automobile Financing Program -- Management Information Systems".

  CREDIT LOSS EXPERIENCE

       The following table summarizes data relating to First Merchants' charge-off experience and includes Receivables sold or held for sale. The charge-off experience includes estimated losses to be incurred upon the sale of repossessed collateral. An account is charged-off at the earliest of the time the account's collateral is repossessed, the account is 91
  days  or  more  past  due   or  the  account  is  otherwise  deemed  to  be
  uncollectible.

                                              Six Months Ended
                                                   June 30,               Year Ended December 31,
                                       ----------------------------  ---------------------------------------
                                          1996           1995           1995         1994          1993
                                       ------------  --------------  ------------ ----------- --------------
                                                           (Dollars in thousands)
  Average finance receivables serviced   $384,497      $128,000        $171,737      $62,898        $22,005
  Net charge-offs managed . . . . . .      11,204         3,051           8,969        2,820          1,016
  Net charge-offs as a percentage of
     average net finance receivables
     serviced - twelve months
     preceding the date
     set forth above . . . . . . . . .        5.7%         4.7%            5.2%         4.5%           4.6%


  DELINQUENCY EXPERIENCE

       A payment is considered past due if the borrower fails to make any full payment on or before the due date as specified by the terms of the finance contract. First Merchants typically contacts borrowers whose payments are not received by the due date within two days after such due date. For a discussion of First Merchants' delinquency control and collection strategy, see "First Merchants' Automobile Financing Program -- Delinquency Control and Collection".

       The following table summarizes First Merchants' delinquency experience for accounts with payments 31 days or more past due on both a number and dollar basis for its finance contract portfolio and includes Receivables sold or held for sale as of June 30, 1996 and December 31, 1995, 1994 and 1993. The delinquency experience data excludes contracts where the collateral has been repossessed.

                             AS OF JUNE 30,                       As of December 31,
                                  1996               1995               1994              1993
                           ------------------- -------------------  --------------------  -------------------
                                     NUMBER              Number                Number               Number
                                     OF                  of                    of                   of
                           DOLLARS   CONTRACTS  Dollars  Contracts   Dollars   Contracts   Dollars  Contracts
                           --------  ---------  -------- ---------   --------- ---------   -------- ---------
                                                      (Dollars in thousands)
  Net finance receivables
  serviced  . . . . . . .   $479,243    49,287  $284,173    31,082     $94,090    12,670   $ 33,563     6,194
  Past due accounts:
  31 - 60 days  . . . . .     11,171     1,253     5,163       595         446        85        178        42
  61 days or more . . . .      4,323       494     2,021       251         177        29         24         7
                           --------- ---------  -------- ---------   --------- ---------   -------- ---------
            Total . . . .   $15,494      1,747  $  7,184       846    $    623       114    $   202        49
                           ========= =========  ======== =========   ========= =========   ======== =========

  Accounts with payments
    31 days
    or more past due as a
    percentage of net
    finance
    receivables and number
    of contracts                3.2%      3.5%      2.5%      2.7%        0.7%      0.9%       0.6%      0.8%
                           ========= =========  ======== =========   ========= =========   ======== =========



  REPOSSESSED COLLATERAL

       First   Merchants  commences   repossession  procedures   against  the
  underlying collateral when it determines that collection efforts are likely to be unsuccessful. Repossession generally occurs before a borrower has missed more than two consecutive monthly payments. In such cases, the net amount due under the finance contract is reduced to the estimated fair value of the collateral, less the cost of disposition. Repossessed collateral included 786, 505, 150 and 69 automobiles at June 30, 1996, December 31, 1995, December 31, 1994 and December 31, 1993, respectively.

  CONTRACT ACQUISITION PROCESS

       The following is a summary of the process that First Merchants typically follows in connection with its acquisition of an automobile finance contract.

       Dealer Relations. Each dealer with which First Merchants establishes a financing relationship enters into a non-exclusive written Dealer Agreement with First Merchants, which governs First Merchants' finance contract purchases from the dealer. A Dealer Agreement generally provides that the dealer shall indemnify First Merchants against any damages or liabilities, including reasonable attorneys' fees, arising out of (i) any breach of a representation or warranty of the dealer set forth in the Dealer Agreement or (ii) any claim or defense that a borrower may have against a dealer relating to a finance contract. Representations and warranties in a Dealer Agreement generally relate to such matters as whether (i) the financed automobile is free of all liens, claims and encumbrances except First Merchants' lien, (ii) the down payment specified in the finance contract has been paid in full and no part of the down payment was loaned to the borrower by the dealer and (iii) the dealer has complied with applicable law. If the dealer violates the terms of the Dealer Agreement with respect to any finance contract, the dealer must repurchase such contract on demand for the unpaid balance and all other indebtedness due to First Merchants from the borrower.

       Credit Evaluation Procedures. If a "non-prime" borrower elects to finance the purchase of an automobile through a dealer, the dealer will submit the borrower's credit application to First Merchants for review of the borrower's creditworthiness and the proposed transaction terms. Dealer Service Center personnel conduct such review in accordance with First Merchants' guidelines and procedures, which generally take into account, among other things, the individual's stability of residence, employment history, credit history, ability to pay, income, discretionary income, debt ratio, and credit bureau score, as well as the value of the collateral. In addition, Dealer Service Center personnel evaluate a credit bureau report in order to determine if (i) the individual's credit quality is deteriorating, (ii) the individual's credit history suggests a high probability of default or (iii) the individual's credit experience is too limited for First Merchants to assess the probability of performance. First Merchants has also developed a credit scoring system with a leading credit evaluation company that is used as an additional objective guideline for evaluating a "non-prime" borrower's creditworthiness. Dealer Service Center personnel may also require verification of certain applicant or dealer provided information prior to making the credit decision. Such verification typically requires submission of supporting documentation, such as a paycheck stub or other substantiation of income, and is performed solely by First Merchants' personnel. First Merchants has assigned each Dealer Service Center manager a maximum credit authority per finance contract based on various factors, including such manager's experience level. Within the guidelines and procedures established by
  First Merchants, each Dealer Service Center manager is authorized to approve or reject credit applications within such manager's maximum credit authority and to supplement objective credit criteria with subjective judgment and knowledge of local conditions in making credit decisions. If the proposed financing exceeds the Dealer Service Center manager's maximum credit authority or does not meet First Merchants' guidelines, the Dealer Service Center manager must also obtain the approval of a Director of Operations.

       After reviewing the credit application and the terms of the sale, the Dealer Service Center notifies the dealer whether or not First Merchants would be willing to purchase the finance contract upon sale of the automobile to the applicant. First Merchants typically responds to submitted dealer applications on the date received, in many cases within 2 to 3 hours. First Merchants is selective in its approval process. First Merchants historically has approved approximately 25% of all submitted credit applications, and approximately 52% of those approved finance contracts have been purchased by First Merchants. The difference between the number of applications approved and the number of finance contracts entered into is due primarily to industry practice whereby the dealer typically submits the credit application to more than one finance company and then selects the finance company that is willing to provide the most favorable terms. In cases where First Merchants is unwilling to purchase a finance contract from a dealer under the proposed terms but believes the applicant has the capacity to meet other repayment obligations, the Dealer Service Center personnel will work with the dealer to restructure the terms of the financing or suggest the sale of an alternative automobile with a price more suited to the applicant's financial means.

       Approval Process. When First Merchants approves the purchase of a finance contract, the Dealer Service Center notifies the dealer by facsimile or telephone. Such notice specifies all pertinent information relating to the terms of the approval, including the interest rate, the term, information about the automobile to be sold, a list of ancillary products purchased by the borrower and the amount of discount that First Merchants will take from the principal amount of the finance contract. Generally, a borrower is required to make a down payment of at least 10% of the purchase price. First Merchants' guidelines and procedures require that the advance to the dealers on the underlying collateral cannot exceed 110% of the wholesale value. Generally, advances to dealers have not exceeded 100% of the automobile's wholesale value.

       Contract Purchase. Upon final confirmation of the terms by the borrower, the dealer completes the sale of the automobile to the borrower. After the dealer delivers all required documentation to First Merchants, First Merchants remits funds to the dealer, generally within 24 hours. Upon purchase of the finance contract, First Merchants acquires a perfected security interest in the financed automobile. Each finance contract requires that the automobile be properly insured and that First Merchants be named as a loss payee, and compliance with these requirements is verified prior to the remittance of funds to the dealer. Additionally, First Merchants maintains a blanket insurance policy covering physical property damages in the event that the borrower does not maintain insurance.

  CONTRACT SERVICING AND ADMINISTRATION

       First Merchants' contract servicing and administration activities have been specifically tailored to the unique challenges of servicing finance contracts of the "non-prime" borrower. Each Account Service Center (i) collects payments, (ii) accounts for and posts all payments received, (iii) responds to borrower inquiries, (iv) takes all necessary action to maintain the security interest granted in the financed automobile, (v) investigates delinquencies and communicates with the borrower to obtain timely payments and (vi) monitors the finance contract and its related collateral. When necessary, the ADG contracts with third parties to repossess and dispose of the financed automobile.

       First Merchants' activities incorporate proactive procedures and systems. For example, First Merchants has established a process through which it attempts to educate borrowers, both in writing and by telephone, upon First Merchants' purchase of their finance contracts. This process is designed to ensure that borrowers clearly understand their obligations and includes a review of the terms of the finance contract with particular emphasis on the amount and due date of each payment obligation, First
  Merchants'   expectations  as  to  the   timely  receipt  of  payments  and
  maintenance of insurance coverage and First Merchants' delinquency and repossession policies.

       First Merchants utilizes a monthly billing statement system (rather than payment coupon books) to remind borrowers of their monthly payment obligations. This system also serves as an early warning mechanism in the event that a borrower has failed to notify First Merchants of an address change. First Merchants typically contacts borrowers whose payments are not received by the due date earlier than it believes is customary in the industry, commencing within one to two days after a borrower's due date and continuing until payment has been received. First Merchants believes that early and frequent contact with the borrower reinforces the borrower's recognition of his or her obligation and First Merchants' expectation of timely payment.

  DELINQUENCY CONTROL AND COLLECTION

       Personnel  at each  Account Service  Center review  accounts that  are past due to assess collection efforts to date and to define the appropriate collection strategy, if appropriate. Each Account Service Center designs a collection strategy that includes a specific deadline before which each delinquent obligation should be collected. Accounts that have not been collected during such period are again reviewed and, unless there are specific circumstances which warrant further collection efforts, such accounts are assigned to an outside agency for repossession. Repossessed automobiles are generally resold through wholesale auctions. The elapsed time between repossession and resale is generally 30 to 45 days, including passage of the period during which the law of the applicable jurisdiction permits the borrower to redeem the automobile. Since its inception, First Merchants has, on average, recovered approximately 52% of the principal amount of the finance contracts relating to its repossessed automobiles. Typically, after repossession, the borrower will be pursued by recovery specialists based in the Account Service Centers for any deficiency, subject to applicable legal limitations.

  MANAGEMENT INFORMATION SYSTEMS

       Management  believes  that  a  high  level  of  information  flow  and analysis is essential to control First Merchants' decentralized organizational structure and to maintain First Merchants' competitive position. First Merchants has contracted with a third party, Norwest Financial Information Services Group ("Norwest"), to provide data processing for First Merchants' portfolio of finance contracts. Norwest provides on-line, real-time information processing services with terminals located in each of First Merchants' offices that are connected to Norwest's main computer center in Des Moines, Iowa. This system allows for the complete processing of First Merchants' finance contracts, including application processing, the retrieval of credit bureau reports and the processing of finance contract purchases, payments to dealers, payment posting and all other credit and collection monitoring activity. In addition, each Dealer Service Center and Account Service Center has the ability to create its own specialized daily informational reports, such as automatic retrieval of delinquency and collection work lists.

       By utilizing third party processing, management believes that it can focus on the performance of First Merchants' Dealer Service Centers, Account Service Centers and ADG. Management uses the Norwest system to track and monitor Dealer Service Center activity on a real-time basis, allowing senior management, Directors of Operations, Directors of Account Services, Directors of the ADG and Dealer Service Center managers to retrieve information for tracking and analysis. In addition, management uses customized reports, along with a download of information to databases maintained on personal computers, to analyze First Merchants' portfolio on a monthly basis.


                                   THE TRUST

  GENERAL

       The Trust is a business trust formed under the laws of the State of Delaware pursuant to the Trust Agreement for the transactions described in this Prospectus Supplement. After its formation, the Trust will not engage in any activity other than (i) acquiring, holding and managing the Receivables and the other assets of the Trust and the proceeds therefrom,
  (ii) issuing the Notes and the Certificates, (iii) making payments on the Notes and the Certificates and (iv) engaging in other activities that are necessary, suitable or convenient to accomplish the foregoing or that are incidental thereto or connected therewith.

       The  Trust  initially will  be  capitalized  with equity  equal  to  $
                       , excluding amounts in the Reserve Account. Certificates with an original principal balance of $
  (which represents approximately (1)% of the initial Certificate Balance) will be sold to the Seller and the remaining Certificates will be sold to third party investors that are expected to be unaffiliated with the Seller, First Merchants, the Servicer and the Trust. The proceeds from the initial sale of the Notes and Certificates will be used by the Trust to purchase the Receivables from the Seller pursuant to the Sale and Servicing Agreement. The Servicer will service the Receivables pursuant to the Sale and Servicing Agreement and will be compensated for acting as Servicer. See "Description of the Transfer and Servicing Agreements -- Servicing Compensation" herein. To facilitate servicing and to minimize administrative burden and expense, the Servicer will be appointed custodian of the Receivables by the Owner Trustee, but will not stamp the Receivables to reflect their sale and assignment by First Merchants to the Seller or by the Seller to the Trust, or amend the certificates of title of the related Financed Vehicles. In the absence of amendments to the certificates of title, the Trust may not have perfected security interests in the Financed Vehicles securing the Receivables in some states. See "Certain Legal Aspects of the Receivables" in the Prospectus.

       If the protection provided to the investment of the Securityholders by the Reserve Account is insufficient, the Trust will look only to the Obligors on the Receivables and the proceeds from the repossession and sale of Financed Vehicles that secure defaulted Receivables to fund distributions of principal and interest on the Securities. In such event, certain factors, such as the Trust's not having a first priority perfected security interest in some of the Financed Vehicles, may affect the Trust's ability to realize on the collateral securing the Receivables and thus may reduce the proceeds to be distributed to Securityholders with respect to the Securities. See "Description of the Transfer and Servicing Agreements -- Distributions" and "-- Reserve Account" herein and "Certain Legal Aspects of the Receivables" in the Prospectus.

       The Trust's principal offices are located in
                        , Delaware, in care of
                 , as Owner Trustee, at the address listed below under "-- The Owner Trustee".

  CAPITALIZATION OF THE TRUST

       The following table illustrates the capitalization of the Trust as of the Cutoff Date, as if the issuance and sale of the Notes and the Certificates had taken place on such date:

  Class A-1 Notes     . . . . . . . . . . . . . . . . . . . . .    $
  Class A-2 Notes     . . . . . . . . . . . . . . . . . . . . .
  Certificates        . . . . . . . . . . . . . . . . . . . . .
                                                                    ----------
            Total          . . . . . . . . . . . . . . . . . . .   $
                                                                    ==========

  THE OWNER TRUSTEE

                         is the  Owner  Trustee  under the  Trust  Agreement.
                                 is a                banking corporation  and
  its principal offices are located  at                               .   The
  Owner Trustee's liability in connection with the issuance and sale of the Notes and Certificates is limited solely to the express obligations of the Owner Trustee set forth in the Trust Agreement and the Sale and Servicing Agreement. The Seller and its affiliates may maintain normal commercial banking relations with the Owner Trustee and its affiliates.


                              THE RECEIVABLES POOL

       The Receivables were originated or purchased from Dealers by First Merchants in the ordinary course of business, and were selected from First Merchants' portfolio for inclusion in the Receivables Pool based on several criteria, including the following: (i) on the Cutoff Date, each Receivable had an outstanding gross balance of at least $
      , (ii) as of the Cutoff Date,  none of the Receivables was more than days past due and (iii) as of the Cutoff Date, no Obligor on any Receivable was noted in First Merchant's records as being the subject of a bankruptcy proceeding.
  Certain additional criteria that each Receivable must meet are set forth in the Prospectus under "The Receivables Pools". No selection procedures believed by either First Merchants or the Seller to be adverse to Securityholders were used in selecting the Receivables.

       The composition and distribution of the Receivables Pool as of the Cutoff Date are as set forth in the following tables.

           COMPOSITION OF THE RECEIVABLES POOL AS OF THE CUTOFF DATE

     Weighted          Aggregate         Number of       Weighted Average      Weighted Average          Average
   Average APR     Principal Balance    Receivables       Remaining Term        Original Term       Principal Balance
   -----------     -----------------    -----------      ----------------      ----------------     -----------------
              %      $                                            months               months       $


       DISTRIBUTION BY APR OF THE RECEIVABLES POOL AS OF THE CUTOFF DATE

                                                                                      Percentage of
                                       Number of              Aggregate                 Aggregate
    APR Range                         Receivables         Principal Balance        Principal Balance/(1)/
- -----------------------               -----------         -----------------        ----------------------
                                           (Dollars in Thousands)
   0.00% to 15.00%                                        $                                     %
  15.01% to 16.00%
  16.01% to 17.00%
  17.01% to 18.00%
  18.01% to 19.00%
  19.01% to 20.00%
  20.01% to 21.00%
  21.01% to 22.00%
  22.01% to 23.00%
  23.01% to 24.00%
  24.01% to 25.00%
  Greater than 25.00%
                                       -----------         -----------------        ----------------------
                                                            $                                100%
                                       ===========         =================        ======================

  ___________________
  /(1)/  Percentages may not add to 100.00% because of rounding.

  DISTRIBUTION BY REMAINING PRINCIPAL BALANCE OF THE RECEIVABLES POOL AS OF THE CUTOFF DATE

                                                                                    Percentage of
  Range of Remaining                Number of               Aggregate                  Aggregate
  Principal Balances               Receivables          Principal Balance        Principal Balance/(1)/
  ------------------               -----------          -----------------        ----------------------
                                          (Dollars in Thousands)

  $ 1,000 to $ 2,499 . . .                              $                                        %
  $ 2,500 to $ 4,999 . . .
  $ 5,000 to $ 7,499 . . .
  $ 7,500 to $ 9,999 . . .
  $10,000 to $12,499 . . .
  $12,500 to $14,999 . . .
  $15,000 to $17,499 . . .
  $17,500 to $19,999 . . .
  $20,000 to $22,499 . . .
  $22,500 to $24,999 . . .
  $25,000 to $27,499 . . .
  $27,500 to $29,999 . . .
  $30,000 to $39,999 . . .
  $40,000 to $49,999 . . .
                                   -----------          -----------------        ----------------------
     Total                                              $                                 100.00%
                                   ===========          =================        ======================

  _____________
  /(1)/  Percentages may not add to 100.00% because of rounding.


    DISTRIBUTION BY REMAINING TERM OF THE RECEIVABLES POOL AS OF THE CUTOFF
  DATE

                                                                                    Percentage of
                                            Number of          Aggregate               Aggregate
  Range of Remaining Terms                 Receivables    Principal Balances     Principal Balance/(1)/
  ------------------------               -------------   ------------------     -----------------------
                                        (Dollars in Thousands)
   3 to 11 months . . .                                     $                                   %
  12 to 17 months . . .
  18 to 23 months . . .
  24 to 29 months . . .
  30 to 35 months . . .
  36 to 41 months . . .
  42 to 47 months . . .
  48 to 53 months . . .
  54 to 59 months . . .
  60 to 65 months . . .
  66 to 72 months . . .
                                         -------------   ------------------     -----------------------
     Total                                                  $                             100.00%
                                         =============   ==================     =======================

  -------------------
  /(1)/  Percentages may not add to 100.00% because of rounding.


     GEOGRAPHIC DISTRIBUTION OF THE RECEIVABLES POOL AS OF THE CUTOFF DATE

                                                                                      Percentage of
                              Number of              Aggregate                          Aggregate
     State/(1)/              Receivables         Principal Balance               Principal Balance/(2)/
    ------------             -----------         -----------------               ----------------------
                                     (Dollars in Thousands)



                             -----------         -----------------               ----------------------
     Total                                       $                                      100.00%
                             ===========         =================               ======================

  _____________
  /(1)/  Based on billing addresses of the Obligors.
  /(2)/  Percentages may not add to 100.00% because of rounding.


       As of the Cutoff Date, approximately            %  of the Receivables,
  by aggregate  principal balance, constitute Precomputed Receivables and
        % of the Receivables constitute Simple Interest Receivables. See "The Receivables Pools" in the Prospectus for a description of the
  characteristics    of   Precomputed   Receivables   and   Simple   Interest
  Receivables.   As of  the Cutoff Date,  approximately             %  of the
  aggregate principal balance of the Receivables, constituting           % of
  the number of Receivables, represent used vehicles.


                    WEIGHTED AVERAGE LIFE OF THE SECURITIES

       Information regarding certain maturity and prepayment considerations with respect to the Securities is set forth under "Weighted Average Life of the Securities" in the Prospectus. In addition, holders of the Class A-2 Notes will not receive any principal payments until the Class A-1 Notes are paid in full, and holders of the Certificates will not receive any principal payments until the Class A-1 Notes and the Class A-2 Notes have been paid in full. See "Description of the Notes -- Payments of Principal" and "Description of the Certificates -- Distributions of Principal" herein. As the rate of payment of principal of each class of Notes and the Certificates depends on the rate of payment (including prepayments) of the principal balance of the Receivables, final payment of the Class A-1 Notes or the Class A-2 Notes and the final distribution in respect of the Certificates could occur significantly earlier than the Class A-1 Final Scheduled Payment Date, the Class A-2 Final Scheduled Payment Date or the Final Scheduled Distribution Date, as applicable. Securityholders will bear the risk of being able to reinvest principal payments on the Securities at yields at least equal to the yield on their respective Securities.


                            DESCRIPTION OF THE NOTES

  GENERAL

       The Notes will be issued pursuant to the terms of the Indenture, a form of which has been filed as an exhibit to the Registration Statement. A copy of the Indenture will be filed with the Commission following the issuance of the Securities. The following summary describes certain terms of the Notes and the Indenture. The summary does not purport to be complete and is subject to, and is qualified in its entirety by reference to, all the provisions of the Notes and the Indenture. Where particular provisions or terms used in the Indenture are referred to, the actual provisions (including definitions of terms) are incorporated by reference as part of this summary. The following summary supplements the description of the general terms and provisions of the Notes of any given Series and the description of the related Indenture set forth under the headings "Description of the Notes" and "Certain Information Regarding the Securities" in the Prospectus, to which descriptions reference is hereby made.
                           , a                           banking corporation,
  will be the Indenture Trustee under the Indenture.

  PAYMENTS OF INTEREST

       Interest on the principal balance of the Class A-1 Notes and the Class A-2 Notes will accrue at the Class A-1 Rate and Class A-2 Rate, respectively, and will be payable to the holders of the Class A-1 Notes and the Class A-2 Notes monthly on each Distribution Date commencing
                 ,  199   .   Interest with respect  to any Distribution Date
  will accrue from and including the most recent Distribution Date on which interest was distributed to Noteholders (or, with respect to the first Distribution Date, from and including the Closing Date) to but excluding such Distribution Date. Interest on each class of Notes will be calculated on the basis of a 360-day year of twelve 30-day months. Interest accrued as of any Distribution Date but not paid on such Distribution Date will be due on the next Distribution Date, together with interest on such amount at the applicable Interest Rate (to the extent lawful). Interest payments on the Notes will generally be made out of the Total Distribution Amount remaining after the payment of the Servicing Fee and the Reserve Account. See "Description of the Transfer and Servicing Agreements -- Distributions" and "-- Reserve Account" herein. Interest payments to holders of both classes of Notes will have the same priority. Under certain circumstances, the amount available for such payments could be less than the amount of interest payable on the Notes on any Distribution Date, in which case the holders of each class of Notes will receive their ratable share (based on the aggregate amount of interest due on each class of Notes) of the aggregate amount available for distribution in respect of interest on the Notes.

  PAYMENTS OF PRINCIPAL

       On each Distribution Date for as long as the Class A-1 Notes are outstanding, principal of the Class A-1 Notes will be distributed to holders of the Class A-1 Notes in an amount equal to the Total Distribution Amount remaining after payment of the Servicing Fee and the Noteholders' Interest Distributable Amount for such date. On each Distribution Date from and including the Distribution Date on which the Class A-1 Notes are paid in full and for as long as the Class A-2 Notes are outstanding, principal will be distributed to holders of the Class A-2 Notes in an amount equal to the Total Distribution Amount remaining after payment of the Servicing Fee, the Noteholders' Interest Distributable Amount and, on the Distribution Date on which the outstanding principal amount of the Class A-1 Notes is reduced to zero, any amounts distributed as principal to holders of the Class A-1 Notes and funds available, if any, in the Reserve Account. No principal will be paid on the Class A-2 Notes until the Class A-1 Notes have been paid in full. See "Description of the Transfer and Servicing Agreements -- Distributions" and "-- Reserve Account" herein.

       The principal balance of the Class A-1 Notes, to the extent not previously paid, will be due on the Class A-1 Final Scheduled Payment Date and the principal balance of the Class A-2 Notes, to the extent not previously paid, will be due on the Class A-2 Final Scheduled Payment Date. The actual date on which the aggregate outstanding principal amount of either the Class A-1 Notes or the Class A-2 Notes is paid in full may be earlier than the applicable Final Scheduled Payment Date set forth above due to a variety of factors, including those described under "Weighted Average Life of the Securities" herein and in the Prospectus.

  OPTIONAL REDEMPTION

       The Class A-2 Notes may be redeemed in whole, but not in part, on any Distribution Date on which the Servicer exercises its option to purchase the Receivables, which the Servicer may do after the aggregate outstanding principal amount of the Receivables is reduced to 10% or less of the original Pool Balance. See "Description of the Transfer and Servicing Agreements -- Termination" in the
  Prospectus. The redemption price for the Class A-2 Notes will equal the unpaid principal amount of the Class A-2 Notes plus accrued and unpaid interest thereon.

                        DESCRIPTION OF THE CERTIFICATES

  GENERAL

       The Certificates will be issued pursuant to the terms of the Trust Agreement, a form of which has been filed as an exhibit to the Registration Statement. A copy of the Trust Agreement will be filed with the Commission following the issuance of the Securities. The following summary describes certain terms of the Certificates and the Trust Agreement. This summary does not purport to be complete and is subject to, and qualified in its entirety by reference to, all the provisions of the Certificates and the Trust Agreement. The following summary supplements the description of the general terms and provisions of the Certificates of any given Series and the description of the related Trust Agreement set forth in the Prospectus, to which descriptions reference is hereby made.

  DISTRIBUTIONS OF INTEREST

       Certificateholders will  be entitled to  distributions of  interest on
  each Distribution  Date beginning on                            , 199    .
  Interest will accrue on the Certificates at the Pass-Through Rate on the Certificate Balance as of the preceding Distribution Date (or with respect to the first Distribution Date, on the Closing Date) after giving effect to distributions on such Distribution Date. Interest distributable with respect to the Certificates on a Distribution Date will accrue from and including the most recent Distribution Date on which interest was distributed to Certificateholders (or, with respect to the first Distribution Date, from and including the Closing Date) to but excluding such Distribution Date and will be calculated on the basis of a 360-day year of twelve 30-day months. Interest distributions due but not distributed on any Distribution Date will be due on the next Distribution Date, with interest on such overdue interest at the Pass-Through Rate (to the extent lawful). Interest distributions with respect to the Certificates generally will be funded from the portion of the Total Distribution Amount and funds in the Reserve Account remaining after the distribution of the Servicing Fee and the Noteholders' Distributable Amount. See "Description of the Transfer and Servicing Agreements -- Distributions" and "-- Reserve Account" herein.

  DISTRIBUTIONS OF PRINCIPAL

       Certificateholders will not be entitled to distributions of principal on any Distribution Date until the Notes have been paid in full. On each Distribution Date on and after the Distribution Date on which the Class A-2 Notes are paid in full, the Certificateholders will be entitled to distributions of principal in a maximum amount equal to the lesser of (i) the Total Distribution Amount plus any funds in the Reserve Account remaining after payment of the Servicing Fee, the Noteholders' Distributable Amount (on the Distribution Date on which the outstanding principal amount of the Class A-2 Notes is reduced to zero) and the Certificateholders' Interest Distributable Amount and (ii) the outstanding Certificate Balance. See "Description of the Transfer and Servicing Agreements -- Distributions" and "-- Reserve Account" herein.

  OPTIONAL PREPAYMENT

       If the Servicer exercises its option to purchase the Receivables, which it may do when the aggregate outstanding principal amount of the Receivables is reduced to 10% or less of the original Pool Balance, the Certificateholders will receive an amount in respect of the Certificates equal to the outstanding Certificate Balance, together with accrued interest thereon at the Pass-Through Rate, which distribution shall effect an early retirement of the Certificates. See "Description of the Transfer and Servicing Agreements -- Termination" in the Prospectus.


              DESCRIPTION OF THE TRANSFER AND SERVICING AGREEMENTS

       The following summary describes certain terms of the Receivables Purchase Agreement, the Sale and Servicing Agreement, the Administration Agreement and the Trust Agreement (collectively, the "Transfer and Servicing Agreements"). Forms of the Transfer and Servicing Agreements have been filed as exhibits to the Registration Statement. A copy of the Transfer and Servicing Agreements will be filed with the Commission following the issuance of the Securities. This summary does not purport to be complete and is subject to, and is qualified in its entirety by reference to, all the provisions of the Transfer and Servicing Agreements. The following summary supplements the description of the general terms and provisions of the Transfer and Servicing Agreements (as such term is used in the Prospectus) set forth under the heading "Description of the Transfer and Servicing Agreements" in the Prospectus, to which description reference is hereby made.

  SALE AND ASSIGNMENT OF RECEIVABLES

       Certain information with respect to the conveyance of the Receivables on the Closing Date by First Merchants to the Seller pursuant to the Receivables Purchase Agreement and by the Seller to the Trust pursuant to the Sale and Servicing Agreement is set forth under "Description of the Transfer and Servicing Agreements -- Sale and Assignment of Receivables" in the Prospectus. See also "The Receivables Pool" herein and "The Receivables Pools" in the Prospectus for additional information regarding the Receivables and certain obligations of First Merchants and the Servicer with respect to the Receivables.

  ACCOUNTS

       In addition to the Accounts referred to under "Description of the Transfer and Servicing Agreements -- Trust Accounts" in the Prospectus, the Seller will also establish and maintain the Reserve Account with the Indenture Trustee, in the name of the Indenture Trustee on behalf of the Noteholders and the Certificateholders.

  SERVICING COMPENSATION

       The Servicer will be  entitled to receive the  Servicing Fee for  each
  Collection Period in an amount equal to            %  per annum of the Pool
  Balance as of the first day of such Collection Period. The Servicing Fee (together with any portion of the Servicing Fee that remains unpaid from prior Distribution Dates) will be paid on each Distribution Date solely out of the Interest Distribution Amount; however, the Servicing Fee will be paid to the Servicer prior to the distribution of any portion of the Interest Distribution Amount to Noteholders and Certificateholders. See "Description of the Transfer and Servicing Agreements -- Servicing Compensation and Payment of Expenses" in the Prospectus.

  DISTRIBUTIONS

       Deposits to Collection Account.  On or about the          Business Day
  of each month, the Servicer will provide the Indenture Trustee with certain information with respect to the related Collection Period, including the amount of aggregate collections on the Receivables and the aggregate Repurchase Amount of Receivables to be repurchased by First Merchants or to be purchased by the Servicer.

       On or before each Distribution Date, the Servicer will cause the Total Distribution Amount to be deposited into the Collection Account. The "Total Distribution Amount" for a Distribution Date will equal the sum of the Interest Distribution Amount and the Principal Distribution Amount (other than the portion thereof attributable to Realized Losses) for such Distribution Date. "Realized Losses" means the excess of the principal balance of any Liquidated Receivable over Liquidation Proceeds to the extent allocable to principal.

       The "Interest Distribution Amount" for a Distribution Date will equal the sum of the following amounts with respect to the related Collection
  Period: (i) that portion of all collections on the Receivables allocable to interest; (ii) all proceeds of the liquidation of defaulted Receivables ("Liquidated Receivables"), net of expenses incurred by the Servicer in connection with such liquidation and any amounts required by law to be remitted to the related Obligor ("Liquidation Proceeds"), to the extent attributable to interest due thereon in accordance with the Servicer's customary servicing procedures, and all recoveries in respect of Liquidated Receivables that were written off in prior Collection Periods;
  (iii) the Repurchase Amount of each Receivable that was repurchased by First Merchants or purchased by the Servicer during the related Collection Period, to the extent attributable to accrued interest thereon; and (iv) Investment Earnings for such Distribution Date.

       The "Principal Distribution Amount" for a Distribution Date will equal the sum of the following amounts with respect to the related
  Collection Period: (i) that portion of all collections on the Receivables allocable to principal; (ii) all Liquidation Proceeds attributable to the principal amount of Receivables that became Liquidated Receivables during such Collection Period in accordance with the Servicer's customary servicing procedures, plus all Realized Losses with respect to such Liquidated Receivables; (iii) to the extent attributable to principal, the Repurchase Amount received with respect to each Receivable repurchased by First Merchants or purchased by the Servicer during the related Collection Period; (iv) losses caused by the issuance of an order by a court in any insolvency proceeding reducing the amount owed under a Receivable and (v) partial prepayments relating to refunds of extended warranty protection plan costs or of physical damage, credit life or disability insurance policy premiums, but only if such costs or premiums were financed by the respective Obligor as of the date of the original Contract.

       The Interest Distribution Amount and the Principal Distribution Amount on any Distribution Date shall exclude all payments and proceeds (including Liquidation Proceeds) of any Receivables the Repurchase Amount of which has been included in the Total Distribution Amount in a prior Collection Period.

       Deposits to the Distribution Accounts. On each Distribution Date, the Servicer will instruct the Indenture Trustee to make the following deposits and distributions, to the extent of the Total Distribution Amount, in the following order of priority:

            (i) to the Servicer, from the Interest Distribution Amount, the Servicing Fee and all unpaid Servicing Fees from prior Collection Periods;

            (ii)    to  the   Note  Distribution  Account,  from   the  Total
       Distribution Amount remaining after the application of clause (i), the Noteholders' Interest Distributable Amount;

            (iii) to the Note Distribution Account, from the Total Distribution Amount remaining after the application of clauses (i) and (ii), the Noteholders' Principal Distributable Amount;

            (iv) to the Certificate Distribution Account, from the Total Distribution Amount remaining after the application of clauses (i) through (iii), the Certificateholders' Interest Distributable Amount;

            (v) to the Certificate Distribution Account, from the Total Distribution Amount remaining after the application of clauses (i) through (iv), the Certificateholders' Principal Distributable Amount; and

            (vi) to the Reserve Account, the Total Distribution Amount remaining after the application of clauses (i) through (v).

       For purposes hereof, the following terms shall have the following meanings:

            "Noteholders' Distributable Amount" means, with respect to any Distribution Date, the sum of the Noteholders' Principal
       Distributable  Amount  and  the  Noteholders'  Interest  Distributable
       Amount.

            "Noteholders' Interest Distributable Amount" means, with respect to any Distribution Date, the sum of the Noteholders' Monthly Interest Distributable Amount for such Distribution Date and the Noteholders' Interest Carryover Shortfall for such Distribution Date.

            "Noteholders' Monthly Interest Distributable Amount" means, with respect to any Distribution Date, 30 days of interest (or, in the case of the first Distribution Date, interest accrued from and including the Closing Date to but excluding such Distribution Date) on the Class A-1 Notes and the Class A-2 Notes at the Class A-1 Rate and the Class A-2 Rate, respectively, on the respective outstanding principal balance of the Notes of such class on the immediately preceding Distribution Date (or, in the case of the first Distribution Date, on the Closing Date) after giving effect to all payments of principal to the Noteholders of such class on or prior to such Distribution Date.

            "Noteholders' Interest Carryover Shortfall" means, with respect to any Distribution Date, (i) the excess of the Noteholders' Monthly Interest Distributable Amount for the preceding Distribution Date, plus any outstanding Noteholders' Interest Carryover Shortfall on such preceding Distribution Date, over the amount in respect of interest that is actually deposited in the Note Distribution Account on such preceding Distribution Date, plus (ii) interest on the amount of interest due but not paid to Noteholders on the preceding Distribution Date, to the extent permitted by law, at the respective Interest Rates borne by each class of the Notes from such preceding Distribution Date to but excluding such current Distribution Date.

            "Noteholders' Principal Distributable Amount" means, with respect to any Distribution Date, the sum of the Noteholders' Monthly Principal Distributable Amount for such Distribution Date and the Noteholders' Principal Carryover Shortfall as of the close of the preceding Distribution Date; provided, however, that the Noteholders' Principal Distributable Amount shall not exceed the outstanding principal balance of the Notes. In addition, (i) on the Class A-1 Final Scheduled Payment Date, the Noteholder's Principal Distributable Amount will not be less than the amount that is necessary (after giving effect to all other amounts to be deposited in the Note Distribution Account on such Distribution Date and allocable to principal) to reduce the outstanding principal balance of the Class A-1 Notes to zero; and (ii) on the Class A-2 Final Scheduled Payment Date the Noteholders' Principal Distributable Amount will not be less than the amount that is necessary (after giving effect to all other amounts to be deposited in the Note Distribution Account on such Distribution Date and allocable to principal) to reduce the outstanding principal balance of the Class A-2 Notes to zero.

            "Noteholders' Monthly Principal Distributable Amount" means, with respect to any Distribution Date for as long as the Class A-1 Notes or the Class A-2 Notes are outstanding, 100% of the Principal Distribution Amount; provided, however, that on the Distribution Date on which the principal balance of the Class A-2 Notes is reduced to zero, the portion, if any, of the Principal Distribution Amount that is not applied to the principal of the Class A-2 Notes will be applied to the Certificate Balance.

            "Noteholders' Principal Carryover Shortfall" means, as of the close of any Distribution Date, the excess of the Noteholders' Monthly Principal Distributable Amount and any outstanding Noteholders' Principal Carryover Shortfall from the preceding Distribution Date over the amount in respect of principal that is actually deposited in the Note Distribution Account.

            "Certificateholders' Distributable Amount" means, with respect to any Distribution Date, the sum of the Certificateholders' Principal Distributable Amount and the Certificateholders' Interest Distributable Amount.

            "Certificateholders' Interest  Distributable Amount" means,  with respect to any Distribution Date, the sum of the Certificateholders' Monthly Interest Distributable Amount for such Distribution Date and the Certificateholders' Interest Carryover Shortfall for such Distribution Date.

            "Certificateholders' Monthly Interest Distributable Amount" means, with respect to any Distribution Date, 30 days of interest (or, in the case of the first Distribution Date, interest accrued from and including the Closing Date to but excluding such Distribution Date) at the Pass-Through Rate on the Certificate Balance on the last day of the preceding Collection Period (or, in the case of the first Distribution Date, on the Closing Date) after giving effect to all distributions of principal to the Certificateholders on or prior to such Distribution Date.

            "Certificateholders' Interest Carryover Shortfall" means, with respect to any Distribution Date, the excess of the
       Certificateholders' Monthly Interest Distributable Amount for the preceding Distribution Date and any outstanding Certificateholders' Interest Carryover Shortfall on such preceding Distribution Date, over the amount in respect of interest that is actually deposited in the Certificate Distribution Account on such preceding Distribution Date, plus interest on such excess, to the extent permitted by law, at the Pass-Through Rate from such preceding Distribution Date to but excluding such current Distribution Date.

            "Certificateholders' Principal Distributable Amount"  means, with respect to any Distribution Date, the sum of the Certificateholders' Monthly Principal Distributable Amount for such Distribution Date and the Certificateholders' Principal Carryover Shortfall as of the close of the preceding Distribution Date; provided, however, that the Certificateholders' Principal Distributable Amount shall not exceed the Certificate Balance. In addition, on the Final Scheduled Distribution Date, the principal required to be distributed to Certificateholders will include the lesser of (a) the sum of (i) any scheduled payments of principal due and remaining unpaid on each
       Precomputed Receivable and (ii) any principal due and remaining unpaid on each Simple Interest Receivable, in each case, owned by the Trust as of the Final Scheduled Maturity Date or (b) the amount that is necessary (after giving effect to the other amounts to be deposited in the Certificate Distribution Account on such Distribution Date and allocable to principal) to reduce the Certificate Balance to zero.

            "Certificateholders' Monthly Principal Distributable Amount" means, with respect to any Distribution Date prior to the Distribution Date on which the Notes are paid in full, zero; and with respect to any Distribution Date commencing on the Distribution Date on which the Notes are paid in full, 100% of the Principal Distribution Amount (less, on the Distribution Date on which the Notes are paid in full, the portion thereof payable as principal of the Notes).

            "Certificateholders' Principal Carryover Shortfall" means, as of the close of any Distribution Date, the excess of the Certificateholders' Monthly Principal Distributable Amount and any outstanding Certificateholders' Principal Carryover Shortfall from the preceding Distribution Date, over the amount in respect of principalthatis actuallydepositedintheCertificate DistributionAccount.

            "Certificate  Balance"  equals, initially,  $
                  and, thereafter, equals the initial Certificate Balance, reduced by all amounts allocable to principal previously distributed to Certificateholders and all Realized Losses allocable to the Certificates.

       On each Distribution Date, all amounts on deposit in the Note Distribution Account generally will be paid in the following order of priority:

            (i) to the applicable Noteholders, accrued and unpaid interest on the outstanding principal balance of the applicable class of Notes at the applicable Interest Rate;

            (ii) to the Class A-1 Noteholders in reduction of principal until the principal balance of the Class A-1 Notes has been reduced to zero; and

            (iii) to the Class A-2 Noteholders in reduction of principal until the principal balance of the Class A-2 Notes has been reduced to zero.

       On each Distribution Date, all amounts on deposit in the Certificate Distribution Account will be distributed to the Certificateholders, first, on account of the Certificateholders Interest Distributable Amount and second, on account of the Certificateholder's Principal Distributable Amount.

  RESERVE ACCOUNT

       The rights of the Certificateholders to receive distributions with respect to the Receivables generally will be subordinated to the rights of the Noteholders in the event of defaults or delinquencies on the
  Receivables, as provided in the Sale and Servicing Agreement. The protection afforded to the Noteholders through subordination will be effected both by the preferential right of the Noteholders to receive current distributions with respect to the Receivables and by the establishment of the Reserve Account. The Reserve Account will be created with an initial deposit by the Seller on the Closing Date of $
           .   In addition,  on each  Distribution Date until  the amount  on deposit in the Reserve Account equals (state amount or formula for determining amount) (the "Specified Reserve Account Balance"), all amounts remaining in the Collection Account after payment of the Servicing Fee, the Noteholders' Distributable Amount and the Certificateholders' Distributable Amount will be deposited into the Reserve Account. Thereafter, the amount available in the Reserve Account will be reinstated on each Distribution Date up to the Specified Reserve Account Balance by the deposit thereto of any portion of the Total Distribution Amount remaining after payment on such date of the Servicing Fee, the Noteholders' Distributable Amount and the Certificateholders' Distributable Amount. If the amount on deposit in the Reserve Account on any Distribution Date (after giving effect to all deposits or withdrawals therefrom on such Distribution Date) is greater than the Specified Reserve Account Balance for such Distribution Date, the Servicer will instruct the Indenture Trustee to distribute an amount equal to such excess to the Seller, subject to certain limitations set forth in the Sale and Servicing Agreement. Upon any distribution to the Seller of amounts from the Reserve Account, neither the Noteholders nor the Certificateholders will have any rights in, recourse against or claims to, such amounts.

       Except as provided in the previous paragraph, amounts held from time to time in the Reserve Account will continue to be held for the benefit of the Noteholders and Certificateholders. Funds will be withdrawn from cash in the Reserve Account to the extent that the Total Distribution Amount (after the payment of the Servicing Fee) with respect to any Collection Period is less than the Noteholders' Distributable Amount and will be deposited to the Note Distribution Account for distribution to the
  Noteholders. In addition, funds will be withdrawn from cash in the Reserve Account to the extent that the portion of the Total Distribution Amount remaining after the payment of the Servicing Fee and the deposit of the Noteholders' Distributable Amount to the Note Distribution Account is less than the Certificateholders' Distributable Amount and will be deposited to the Certificate Distribution Account for distribution to the Certificateholders.

       If on any Distribution Date the entire Noteholders' Distributable Amount for such Distribution Date (after giving effect to any amounts withdrawn from the Reserve Account) is not deposited in the Note Distribution Account, the Certificateholders generally will not receive any distributions.

       The subordination of the Certificates and the Reserve Account are intended to enhance the likelihood of receipt by Noteholders of the full amount of principal and interest due to them and to decrease the likelihood that the Noteholders will experience losses. In addition, the Reserve Account is intended to enhance the likelihood of receipt by Certificateholders of the full amount of principal and interest due to them and to decrease the likelihood that the Certificateholders will experience losses. However, in certain circumstances, the Reserve Account could be depleted.


                              ERISA CONSIDERATIONS

  THE NOTES

       The Notes may be purchased by an employee benefit plan or an individual retirement account (a "Plan") subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"). A fiduciary of a Plan must determine that the purchase of a Note is consistent with its fiduciary duties under ERISA and will not result in a nonexempt prohibited transaction as defined in Section 406 of ERISA or
  Section 4975 of the Code. For additional information regarding treatment of the Notes under ERISA, see "ERISA Considerations" in the Prospectus.

  THE CERTIFICATES

       The Certificates may not be acquired by (a) an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA, (b) a plan described in Section 4975(e) (1) of the Code or (c) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity. By its acceptance of a Certificate, each Certificateholder will be deemed to have represented and warranted that it is not subject to the foregoing limitations. For additional information regarding treatment of the Certificates under ERISA, see "ERISA Considerations" in the Prospectus.


                                  UNDERWRITING

       Subject to the terms and conditions set forth in the Underwriting Agreement relating to the Notes and the Certificates (the "Underwriting Agreement"), the Seller has agreed to cause the Trust to sell to Salomon Brothers Inc (the "Underwriter"), and the Underwriter has agreed to purchase, all of the Securities.

       The Seller has been advised by the Underwriter that it proposes to offer the Securities to the public initially at the public offering prices set forth on the cover page of this Prospectus Supplement, and to certain
  dealers at such prices less a concession  of         % per Class A-1 Note,
       %  per  Class  A-2  Note  and           %  per  Certificate;  that the
  Underwriter and  such dealers may allow  a discount of         %  per Class
  A-1 Note,         % per  Class A-2 Note  and          % per Certificate  on
  sales to certain other dealers; and that after the initial public offering of the Securities, the public offering prices and the concessions and discounts to dealers may be changed by the Underwriter.

       The Underwriting Agreement provides that the Seller will indemnify the Underwriter against certain liabilities, including liabilities under applicable securities laws, or contribute to payments the Underwriter may be required to make in respect thereof.

       The Trust may, from time to time, invest the funds in the Trust Accounts in Eligible Investments acquired from the Underwriter.

       The closing of the sale of the Certificates is conditioned on the closing of the sale of the Notes, and the closing of the sale of the Notes is conditioned on the closing of the sale of the Certificates.

       Upon receipt of a request by an investor who has received an electronic Prospectus Supplement and Prospectus from the Underwriter or of such investor's representative within the period during which there is an obligation to deliver a Prospectus Supplement and Prospectus, the Seller or the Underwriter will promptly deliver, or cause to be delivered, without charge, a paper copy of the Prospectus Supplement and the Prospectus.


                                 LEGAL MATTERS

       Certain legal matters relating to the Securities will be passed upon for the Trust and the Seller by Sonnenschein Nath & Rosenthal, Chicago, Illinois. Certain federal income tax and other matters will be passed upon for the Trust by Brown & Wood LLP, New York, New York and certain state income and business tax matters will be passed upon for the Trust by Sonnenschein Nath & Rosenthal. It is anticipated that Sonnenschein Nath & Rosenthal will from time to time render legal services to the Seller, the Servicer and their affiliates.

                                 INDEX OF TERMS

  ADG . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-12
  Business Day  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   S-5
  Certificate Balance . . . . . . . . . . . . . . . . . . . . . . . . .  S-27
  Certificateholders  . . . . . . . . . . . . . . . . . . . . . . . . .   S-6
  Certificateholders' Distributable Amount  . . . . . . . . . . . . . .  S-26
  Certificateholders' Interest Carryover Shortfall  . . . . . . . . . .  S-27
  Certificateholders' Interest Distributable Amount . . . . . . . . . .  S-27
  Certificateholders' Monthly Interest Distributable Amount . . . . . .  S-27
  Certificateholders' Monthly Principal Distributable Amount  . . . . .  S-27
  Certificateholders' Principal Carryover Shortfall . . . . . . . . . .  S-27
  Certificateholders' Principal Distributable Amount  . . . . . . . . .  S-27
  Certificates  . . . . . . . . . . . . . . . . . . . . . . . . .  Cover, S-3
  Class A-1 Final Scheduled Payment Date  . . . . . . . . . . . . . . .   S-5
  Class A-1 Notes . . . . . . . . . . . . . . . . . . . . . . . .  Cover, S-3
  Class A-1 Rate  . . . . . . . . . . . . . . . . . . . . . . . . . . .   S-5
  Class A-2 Final Scheduled Payment Date  . . . . . . . . . . . . . . .   S-5
  Class A-2 Notes . . . . . . . . . . . . . . . . . . . . . . . .  Cover, S-3
  Class A-2 Rate  . . . . . . . . . . . . . . . . . . . . . . . . . . .   S-5
  Closing Date  . . . . . . . . . . . . . . . . . . . . . . . . .  Cover, S-3
  Code  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-29
  Collection Account  . . . . . . . . . . . . . . . . . . . . . . . . .   S-7
  Commission  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   S-2
  Contracts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   S-4
  Cutoff Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   S-3
  Dealer Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . .  S-11
  Dealer Service Centers  . . . . . . . . . . . . . . . . . . . . . . .  S-10
  Distribution Date . . . . . . . . . . . . . . . . . . . . . . . .  S-2, S-5
  ERISA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-29
  Final Scheduled Distribution Date . . . . . . . . . . . . . . . . . .   S-6
  Final Scheduled Maturity Date . . . . . . . . . . . . . . . . . . . .   S-4
  Financed Vehicles . . . . . . . . . . . . . . . . . . . . . . . . . .   S-4
  First Merchants . . . . . . . . . . . . . . . . . . . . . . . . . . .   S-3
  franchised dealers  . . . . . . . . . . . . . . . . . . . . . . . . .  S-10
  Indenture . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   S-3
  Indenture Trustee . . . . . . . . . . . . . . . . . . . . . . . . . .   S-3
  independent dealers . . . . . . . . . . . . . . . . . . . . . . . . .  S-10
  Interest Distribution Amount  . . . . . . . . . . . . . . . . . . . .  S-25
  Interest Rates  . . . . . . . . . . . . . . . . . . . . . . . . . . .   S-5
  Liquidated Receivables  . . . . . . . . . . . . . . . . . . . . . . .  S-25
  Liquidation Proceeds  . . . . . . . . . . . . . . . . . . . . . . . .  S-25
  non-prime borrowers . . . . . . . . . . . . . . . . . . . . . . . . .  S-10
  Norwest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-17
  Noteholders . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   S-5
  Noteholders' Distributable Amount . . . . . . . . . . . . . . . . . .  S-26
  Noteholders' Interest Carryover Shortfall . . . . . . . . . . . . . .  S-26
  Noteholders' Interest Distributable Amount  . . . . . . . . . . . . .  S-26
  Noteholders' Monthly Interest Distributable Amount  . . . . . . . . .  S-26
  Noteholders' Monthly Principal Distributable Amount . . . . . . . . .  S-26
  Noteholders' Principal Carryover Shortfall  . . . . . . . . . . . . .  S-26
  Noteholders' Principal Distributable Amount . . . . . . . . . . . . .  S-26
  Notes . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Cover, S-3
  Owner Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . .   S-3
  Pass-Through Rate . . . . . . . . . . . . . . . . . . . . . . . . . .   S-6
  Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-29
  Pool Balance  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   S-4
  Principal Distribution Amount . . . . . . . . . . . . . . . . . . . .  S-25
  Prospectus  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   S-2
  Receivables Purchase Agreement  . . . . . . . . . . . . . . . . . . .   S-3
  Rating Agencies . . . . . . . . . . . . . . . . . . . . . . . . . . .   S-9
  Realized Losses . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-24
  Receivables . . . . . . . . . . . . . . . . . . . . . . . . . .  Cover, S-4
  Record Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   S-5
  Reserve Account . . . . . . . . . . . . . . . . . . . . . . . . . . .   S-7
  Sale and Servicing Agreement  . . . . . . . . . . . . . . . . . . . .   S-4
  Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   S-3
  Securityholders . . . . . . . . . . . . . . . . . . . . . . . . . . .   S-6
  Seller  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Cover, S-3
  Servicer  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   S-3
  Specified Reserve Account Balance . . . . . . . . . . . . . . . . . .  S-28
  Sub-prime Borrowers . . . . . . . . . . . . . . . . . . . . . . . . .   S-4
  Total Distribution Amount . . . . . . . . . . . . . . . . . . . . . .  S-24
  Transfer and Servicing Agreements . . . . . . . . . . . . . . . . . .  S-24
  Trust . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Cover, S-3
  Trust Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . .   S-3
  Underwriter . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-29
  Underwriting Agreements . . . . . . . . . . . . . . . . . . . . . . .  S-29

  No dealer,  salesperson or  other person  has been
  authorized to give any information or to make  any
  representations  other  than  those  contained  or
  incorporated  by  reference  in   this  Prospectus
  Supplement  and the Prospectus in  connection with
  the offer  made by this  Prospectus Supplement and               FIRST MERCHANTS AUTO TRUST
  the  Prospectus  and,  if  given  or   made,  such                        199  -
  information or representations must not be  relied
  upon as  having been authorized.   This Prospectus
  Supplement and the Prospectus do not constitute an            $            (Floating Rate)( %)
  offer  or solicitation  by anyone in any  state in             ASSET BACKED NOTES, CLASS A-1
  which such  offer or  solicitation is unauthorized
  or  in  which  the person  making  such  offer  or            $           (Floating Rate)( %)
  solicitation  is  not  qualified  to do  so  or to             ASSET BACKED NOTES, CLASS A-2
  anyone to  whom it is unlawful  to make such offer
  or  solicitation.   Neither the  delivery of  this                  $
  Prospectus  Supplement and the Prospectus  nor any               ASSET BACKED CERTIFICATES
  sale    made   hereunder    shall,    under    any
  circumstances,  create any  implication  that  the
  information contained herein or therein is correct
  as  of any  time subsequent  to the  date  of this
  Prospectus Supplement or Prospectus.
                                                                      (                  )
                                                                             Seller
                   TABLE OF CONTENTS             Page
                 PROSPECTUS SUPPLEMENT
  Reports to Securityholders  . . . . . . . .     S-2
  Summary of Terms  . . . . . . . . . . . . .     S-3
  Risk Factors  . . . . . . . . . . . . . . . .   S-9        FIRST MERCHANTS ACCEPTANCE CORPORATION
  The Seller  . . . . . . . . . . . . . . . .    S-10                       Servicer
  First Merchants Automobile Financing Program   S-10
  The Trust . . . . . . . . . . . . . . . . .    S-17
  The Receivables Pool  . . . . . . . . . . .    S-18
  Weighted Average Life of the Securities . .    S-21
  Description of the Notes  . . . . . . . . .    S-21
  Description of the Certificates   . . . . .    S-23                PROSPECTUS SUPPLEMENT
  Description of the Transfer and Servicing
  Agreements  . . . . . . . . . . . . . . . .    S-24         ___________________________________
  ERISA Considerations  . . . . . . . . . . .    S-29
  Underwriting  . . . . . . . . . . . . . . .    S-29                 Salomon Brothers Inc
  Legal Matters . . . . . . . . . . . . . . .    S-30         ___________________________________
  Index of Terms  . . . . . . . . . . . . . .    S-31
                       PROSPECTUS
  Available Information . . . . . . . . . . . .     2
  Incorporation of Certain Documents by Reference   2
  Summary of Terms  . . . . . . . . . . . . . .     3
  Risk Factors  . . . . . . . . . . . . . . . .    12
  The Trusts . . . . . . . . . . . . . . . . . .   18
  The Receivables Pools . . . . . . . . . . . .    20
  Weighted Average Life of the Securities . . .    22
  Pool Factors and Trading Information. . . . .    22
  Use of Proceeds . . . . . . . . . . . . . . .    23
  The Company and the Seller . . . . . . . . .     23
  Description of the Notes . . . . . . . . . . .   24
  Description of the Certificates . . . . . . .    28
  Certain Information Regarding the Securities .   29
  Description of the Transfer and Servicing
    Agreements . . . . . . . . . . . . . . . . .   36
  Certain Legal Aspects of the Receivables . . .   46
  Certain Federal Income Tax Consequences . . . .  50
  Certain State Tax Consequences with respect
    to Owner Trusts . . . . . . . . . . . . . . .  61
  ERISA Considerations . . . . . . . . . . . . .   62
  Plan of Distribution . . . . . . . . . . . . .   64
  Legal Matters . . . . . . . . . . . . . . . . .  65
  Index of Principal Terms . . . . . . . . . . .   66


Until 90 days after the date of this Prospectus Supplement, all dealers effecting transactions in the Certificates described in this Prospectus Supplement, whether or not participating in this distribution, may be required to deliver this Prospectus
Supplement and the Prospectus. This is in addition to the obligation of dealers to deliver this Prospectus Supplement and the Prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.



Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.



              Subject to Completion, dated September 6, 1996


PROSPECTUS
- ----------
                        FIRST MERCHANTS AUTO TRUSTS
                            ASSET BACKED NOTES
                         ASSET BACKED CERTIFICATES
                         -------------------------

                  FIRST MERCHANTS ACCEPTANCE CORPORATION
                         -------------------------


    The Asset Backed Notes (the "Notes") and the Asset Backed Certificates (the "Certificates"
and, together with the Notes, the "Securities") described herein may be sold from time to time in one or more series, in amounts, at prices and on terms to be determined at the time of sale and to be set forth in a supplement to this Prospectus (a "Prospectus Supplement"). Each series of Securities, which will include one or more classes of Certificates and may also include one or more classes of Notes, will be issued by a trust to be formed with respect to such series (each, a "Trust"). Each Trust will be formed pursuant to either (i) a Trust
Agreement to be entered into between either First Merchants Acceptance Corporation (the "Company") or a special-purpose finance subsidiary of the Company organized and
established by the Company (each such special-purpose finance subsidiary, a "Transferor"), as depositor, and the Trustee specified in the related Prospectus Supplement (the "Trustee") or
(ii) a Pooling and Servicing Agreement to be entered into among the Trustee, either the Company or a Transferor, as seller, and the Company, as servicer (the "Servicer"). If a series of
Securities includes Notes, such Notes will be issued and secured pursuant to an Indenture between the Trust and the Indenture Trustee specified in the related Prospectus Supplement (the
"Indenture Trustee") and will represent indebtedness of the related Trust. The Certificates of a series will represent fractional undivided interests in the related Trust. Each
Prospectus Supplement will specify which class or classes of Notes, if any, and/or which class or classes of Certificates of the related series are being offered thereby. The property of each Trust will include a pool of motor vehicle retail installment sale contracts and installment loans secured by new or used automobiles, light duty trucks, vans and minivans (the
"Receivables"), certain monies due or received thereunder on and after the applicable Cutoff
Date set forth in the related Prospectus Supplement, security interests in the vehicles financed thereby and certain other property all as described herein and in such Prospectus
Supplement (the "Trust Property"). In addition, if so specified in the related Prospectus
Supplement, the property of the Trust will include monies on deposit in a trust account (the
"Pre-Funding Account") and/or monies on deposit in a trust account (the "Collateral
Reinvestment Account") to be established with the Indenture Trustee, which will be used to purchase additional motor vehicle retail installment sale contracts and installment loans (the
"Subsequent Receivables") from the Seller (as defined herein) from time to time during the
Funding  Period   or  Revolving  Period   specified  in   such  Prospectus
Supplement.

    Except as otherwise provided in the related Prospectus Supplement, each class of
Securities of any series will represent the right to receive a specified amount of payments of principal and interest on the related Receivables, at the rates, on the dates and in the manner described herein and in such Prospectus Supplement. If a series includes multiple classes of Securities, the rights of one or more classes of Securities to receive payments may be senior or subordinate to the rights of one or more of the other classes of such series.
Distributions on Certificates of a series may be subordinated in priority to payments due on the Notes, if any, of such series to the extent described herein and in the related Prospectus
Supplement. A series may include one or more classes of Notes and/or Certificates which differ from the other classes of such series as to the timing and priority of payment, interest rate or amount of distributions in respect of principal or interest or both. A series may include one or more classes of Notes or Certificates entitled to distributions in respect of principal with disproportionate, nominal or no interest distributions, or to interest distributions, with disproportionate,
nominal  or no  distributions in  respect of  principal.   The
rate of payment in
respect of principal of any class of Notes and the rate of distributions in respect of the Certificate Balance of the Certificates of any class will depend on the priority of payment of such class and the rate and timing of payments (including prepayments, defaults, liquidations and repurchases of Receivables) on the related Receivables. A rate of payment lower or higher than that anticipated may affect the weighted average life of each class of
Securities in the manner described herein and in the related Prospectus Supplement.

    PROSPECTIVE INVESTORS SHOULD CONSIDER THE FACTORS SET FORTH UNDER "RISK FACTORS" ON PAGE
12 OF THIS PROSPECTUS AND IN THE RELATED PROSPECTUS SUPPLEMENT.


    EXCEPT AS OTHERWISE SPECIFIED IN THE RELATED PROSPECTUS SUPPLEMENT, THE NOTES OF A SERIES
WILL REPRESENT OBLIGATIONS OF, AND THE CERTIFICATES OF A SERIES WILL REPRESENT BENEFICIAL
INTERESTS IN, THE RELATED TRUST ONLY AND WILL NOT REPRESENT OBLIGATIONS OF OR INTERESTS IN,
AND ARE NOT GUARANTEED OR INSURED BY, FIRST MERCHANTS ACCEPTANCE CORPORATION OR ANY OF ITS
AFFILIATES OR ANY GOVERNMENTAL AGENCY.
                   ------------------------

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
                                    AND
    EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
         PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
         ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

      Retain this Prospectus for future reference.  This Prospectus may not be used to consummate sales of Securities offered hereby unless accompanied by a Prospectus Supplement.


            The date of this Prospectus is September __, 1996.


                        REPORTS TO SECURITYHOLDERS


    With respect to each series of Securities, the Servicer will prepare and forward to the  Applicable Trustee  (as  defined  herein), for  distribution  to  the related
Securityholders, certain monthly and annual reports concerning such Securities and the related Trust.  In addition,  within the prescribed period of time for tax reporting
purposes after the end of each calendar year during the term of each Trust, the Applicable
Trustee will mail to each person who at any time during such calendar year has been a registered Securityholder with respect to such Trust and received any payment thereon a
statement  containing  certain  information  for  the  purposes   of  such
Securityholder's
preparation of federal income tax returns. See "Certain Federal Income Tax Consequences"
and "Certain Information Regarding the Securities -- Reports to Securityholders" herein.


                           AVAILABLE INFORMATION


    The Company has filed with the Securities and Exchange Commission (the "Commission")
a Registration Statement on Form S-3 (together with all amendments and exhibits thereto, the "Registration Statement") under the Securities Act of 1933, as amended (the "Securities
Act"), with respect to the Securities being offered hereby. This Prospectus does not contain all of the information set forth in the Registration Statement, certain parts of which have been omitted in accordance with the rules and regulations of the Commission.
For further information, reference is made  to the Registration Statement, which is
available for inspection without charge at the public reference facilities of the
Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and the
regional offices of the Commission at Citicorp Center, 500 West Madison Street, Suite 1400,
Chicago, Illinois 60661-2511, and Seven World Trade Center, Suite 1300, New York, New York
10048. Copies of such information can be obtained from the Public Reference Section of the
Commission at  Judiciary Plaza, 450  Fifth Street, N.W.,  Washington, D.C.
20549, at
prescribed rates. The Commission maintains a Web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Company, that file electronically with the Commission.

    UPON RECEIPT OF A REQUEST BY AN INVESTOR WHO HAS RECEIVED AN ELECTRONIC PROSPECTUS
SUPPLEMENT  AND  PROSPECTUS FROM  AN  UNDERWRITER  OR  A  REQUEST BY  SUCH
INVESTOR'S
REPRESENTATIVE WITHIN  THE PERIOD DURING  WHICH THERE IS  AN OBLIGATION TO
DELIVER A
PROSPECTUS SUPPLEMENT AND PROSPECTUS, THE SELLER OR THE UNDERWRITERS WITH RESPECT TO THE
RELATED TRUST WILL PROMPTLY DELIVER, OR CAUSE TO BE DELIVERED, WITHOUT CHARGE, TO SUCH
INVESTOR A PAPER COPY OF THE PROSPECTUS SUPPLEMENT AND PROSPECTUS.


              INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE


    All documents filed by the Company on behalf of the Trust referred to in the accompanying Prospectus Supplement with the Commission pursuant to Section 13(a), 13(c),
14 or 15(d) of the Securities Exchange Act of 1934, as amended, after the date of this
Prospectus and prior to the termination of the offering of the Securities offered by such
Trust shall be deemed to be
incorporated by reference in this Prospectus and to be a part hereof from the dates of filing of such documents. Any statement contained herein or in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Prospectus to the extent that a statement contained herein (or in the accompanying Prospectus Supplement) or in any subsequently filed document that also is or is deemed to be incorporated by reference herein modifies or supersedes such statement.
Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Prospectus.

    The Company on behalf of any Trust will provide without charge to each person,
including any beneficial owner, to whom a copy of this Prospectus is delivered, on the written or oral request of such person, a copy of any or all of the documents incorporated herein by reference, except the exhibits to such documents (unless such exhibits are specifically  incorporated by  reference into  the  documents incorporated herein by
reference). Requests for such copies should be directed to Secretary, First Merchants
Acceptance Corporation, 570 Lake Cook Road, Suite 126, Deerfield, Illinois 60015; telephone
(847) 948-9300.


                             SUMMARY OF TERMS

    The following summary is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus and by reference to the information with respect to the Securities of any series contained in the related Prospectus Supplement to be prepared and delivered in connection with the offering of such Securities. Certain capitalized terms used in this summary are defined elsewhere in this Prospectus on the pages indicated in the "Index of Terms".


  Issuer  . . . . . . . . . . . . .      With  respect  to  each  series  of
                                         Securities,
                                         the Trust to be formed pursuant  to
                                         either
                                         a Trust Agreement (as amended and
                                         supplemented from  time to time,  a
                                         "Trust
                                         Agreement")  between the Seller and
                                         the
                                         Trustee   for  such   Trust  or   a
                                         Pooling and
                                         Servicing  Agreement  (a   "Pooling
                                         and
                                         Servicing  Agreement")  among   the
                                         Trustee,
                                         the   Seller  and  First  Merchants
                                         Acceptance
                                         Corporation,   as   servicer   (the
                                         "Servicer")
                                         for  such Trust.   Each  Trust that
                                         is taxable
                                         as a  partnership will be  referred
                                         to herein
                                         as an "Owner Trust" and each  Trust
                                         that is
                                         taxable  as a  grantor trust  under
                                         subpart E,
                                         Part I  of subchapter J of the Code
                                         (as
                                         hereinafter   defined)   will    be
                                         referred to
                                         herein as a "Grantor Trust".


  Company . . . . . . . . . . . . .      First     Merchants      Acceptance
                                         Corporation
                                         ("First    Merchants"    or     the
                                         "Company"), a
                                         Delaware    corporation.        The
                                         Company's
                                         principal   executive  offices  are
                                         located at
                                         570  Lake  Cook  Road,  Suite  126,
                                         Deerfield,
                                         Illinois  60015, and  its telephone
                                         number is
                                         (847) 948-9300.   See "The  Company
                                         and the
                                         Seller".


  Seller  . . . . . . . . . . . . .      With  respect  to  each  series  of
                                         Securities,
                                         either  the Company  or a  special-
                                         purpose
                                         finance  subsidiary of  the Company
                                         (each
                                         such    special-purpose     finance
                                         subsidiary, a
                                         "Transferor").


  Servicer  . . . . . . . . . . . .      First     Merchants      Acceptance
                                         Corporation (the
                                         "Servicer" or "First Merchants").

  Trustee . . . . . . . . . . . . .      With  respect  to  each  series  of
                                         Securities,
                                         the   Trustee   specified  in   the
                                         related
                                         Prospectus Supplement.


  Indenture Trustee . . . . . . . .      With  respect  to  any  series   of
                                         Securities
                                         that is  issued by  an Owner  Trust
                                         and
                                         includes  one or  more  classes  of
                                         Notes, the
                                         Indenture  Trustee specified in the
                                         related
                                         Prospectus Supplement.


  Securities Offered  . . . . . . .      Each  series  of Securities  issued
                                         by an
                                         Owner  Trust will  include  one  or
                                         more
                                         classes  of  Certificates  and  may
                                         also
                                         include  one  or  more  classes  of
                                         Notes.  Each
                                         series  of Securities  issued by  a
                                         Grantor
                                         Trust  will  include  one  or  more
                                         classes of
                                         Certificates,  but will not include
                                         any
                                         Notes.   Each  class of  Notes will
                                         be issued
                                         pursuant to an indenture (each, an
                                         "Indenture")  between  the  related
                                         Owner
                                         Trust  and  the  Indenture  Trustee
                                         specified
                                         in    the    related     Prospectus
                                         Supplement.  Each
                                         class   of  Certificates   will  be
                                         issued
                                         pursuant   to  the   related  Trust
                                         Agreement or
                                         the related Pooling and Servicing
                                         Agreement.  The related Prospectus
                                         Supplement   will   specify   which
                                         class or
                                         classes     of     Notes     and/or
                                         Certificates of the
                                         related  series  are being  offered
                                         thereby.


  The Notes . . . . . . . . . . . .      Unless  otherwise specified  in the
                                         related
                                         Prospectus  Supplement, Notes  will
                                         be
                                         available     for    purchase    in
                                         denominations of
                                         $1,000   and   integral   multiples
                                         thereof and
                                         will  be  available  in  book-entry
                                         form only.
                                         Unless  otherwise specified  in the
                                         related
                                         Prospectus Supplement,  Noteholders
                                         will be
                                         able  to  receive Definitive  Notes
                                         (as
                                         defined   herein)   only   in   the
                                         limited
                                         circumstances  described herein  or
                                         in such
                                         Prospectus    Supplement.       See
                                         "Certain
                                         Information      Regarding      the
                                         Securities            -- Definitive
                                         Securities".

                                         Unless  otherwise specified  in the
                                         related
                                         Prospectus  Supplement,  each class
                                         of Notes
                                         will   have   a  stated   principal
                                         amount and
                                         will accrue  interest thereon at  a
                                         specified
                                         rate  (with respect  to each  class
                                         of Notes,
                                         the "Interest  Rate").  Each  class
                                         of Notes
                                         may   have  a   different  Interest
                                         Rate, which
                                         may   be  a   fixed,  variable   or
                                         adjustable
                                         Interest  Rate, or  any combination
                                         of the
                                         foregoing.  The related Prospectus
                                         Supplement    will   specify    the
                                         Interest Rate
                                         for each  class  of  Notes, or  the
                                         method for
                                         determining such Interest Rate.

                                         With  respect  to  a  series   that
                                         includes two
                                         or  more  classes  of  Notes,  each
                                         such class
                                         may  differ from the other class or
                                         classes
                                         of  such series  as to  the  timing
                                         and
                                         priority of payments, seniority,
                                         allocations  of  losses,   Interest
                                         Rate or
                                         amount of payments of principal or
                                         interest,  or payments of principal
                                         or
                                         interest  in respect  of  any  such
                                         class or
                                         classes  may  or  may not  be  made
                                         upon the
                                         occurrence  of specified  events or
                                         on the
                                         basis of collectionsfrom designated
                                         portions  of  the Receivables  Pool
                                         (as
                                         defined herein).


                                         In addition,  a series may  include
                                         one or
                                         more   classes  of   Notes  ("Strip
                                         Notes")
                                         entitled to (i) principal  payments
                                         with
                                         disproportionate,   nominal  or  no
                                         interest
                                         payments or (ii) interest  payments
                                         with
                                         disproportionate,  nominal  or   no
                                         principal
                                         payments.


                                         If   the  Servicer   exercises  its
                                         option to
                                         purchase   the  Receivables   of  a
                                         Trust (or, if
                                         not,  to the extent provided in the
                                         related
                                         Prospectus      Supplement,      if
                                         satisfactory bids
                                         for    the    purchase   of    such
                                         Receivables are
                                         received) in the manner and on the
                                         respective  terms  and   conditions
                                         described
                                         under  "Description of the Transfer
                                         and
                                         Servicing       Agreements       --
                                          Termination", the
                                         outstanding  Notes will be redeemed
                                         as set
                                         forth     in     such    Prospectus
                                         Supplement.  In
                                         addition,     if    the     related
                                         Prospectus
                                         Supplement   provides   that    the
                                         property of a
                                         Trust  will  include  monies  in  a
                                         Pre-Funding
                                         Account or Collateral  Reinvestment
                                         Account
                                         that  will  be  used  to   purchase
                                         additional
                                         Receivables   after   the   Closing
                                         Date, one or
                                         more  classes  of  the  outstanding
                                         Notes will
                                         be  subject  to partial  redemption
                                         at or
                                         immediately  following  the end  of
                                         the
                                         Funding  Period or Revolving Period
                                         (each as
                                         defined    herein   and   in   such
                                         Prospectus
                                         Supplement),  as applicable,  in an
                                         amount
                                         and  in  the  manner  specified  in
                                         such
                                         Prospectus   Supplement.    In  the
                                         event of
                                         such    partial   redemption,   the
                                         Noteholders
                                         may  be   entitled  to  receive   a
                                         prepayment
                                         premium  from  the  Trust,  in  the
                                         amount and
                                         to  the  extent  provided  in   the
                                         related
                                         Prospectus Supplement.

  The Certificates  . . . . . . . .      Unless  otherwise specified  in the
                                         related
                                         Prospectus              Supplement,
                                         Certificates will be
                                         available   for   purchase   in   a
                                         minimum
                                         denomination    of    $1,000    and
                                         integral
                                         multiples   thereof  and   will  be
                                         available in
                                         book-entry   form  only.     Unless
                                         otherwise
                                         specified     in    the     related
                                         Prospectus
                                         Supplement,      Certificateholders
                                         will be able
                                         to receive Definitive  Certificates
                                         (as
                                         defined   herein)   only   in   the
                                         limited
                                         circumstances  described  herein or
                                         in such
                                         Prospectus    Supplement.       See
                                         "Certain
                                         Information      Regarding      the
                                         Securities            -- Definitive
                                         Securities".

                                         Unless  otherwise specified  in the
                                         related
                                         Prospectus  Supplement, each  class
                                         of
                                         Certificates  will  have  a  stated
                                         Certificate
                                         Balance    specified    in     such
                                         Prospectus
                                         Supplement    (the     "Certificate
                                         Balance") and
                                         will   accrue   interest  on   such
                                         Certificate
                                         Balance at  a specified rate  (with
                                         respect
                                         to each class of Certificates,  the
                                         "Pass
                                         Through  Rate").    Each  class  of
                                         Certificates
                                         may have  a different Pass  Through
                                         Rate,
                                         which may be a fixed, variable or
                                         adjustable  Pass  Through Rate,  or
                                         any
                                         combination of the foregoing.   The
                                         related
                                         Prospectus  Supplement will specify
                                         the Pass
                                         Through  Rate  for  each  class  of
                                         Certificates
                                         or the method for determining  such
                                         Pass
                                         Through Rate.

                                         With  respect  to  a  series   that
                                         includes two
                                         or  more  classes of  Certificates,
                                         each such
                                         class  may differ  from  the  other
                                         class or
                                         classes  of such  series as  to the
                                         timing and
                                         priority     of      distributions,
                                         seniority,
                                         allocations    of   losses,    Pass
                                         Through Rate or
                                         amount  of distributions in respect
                                         of
                                         principal    or    interest,     or
                                         distributions in
                                         respect  of  principal or  interest
                                         in respect
                                         of  any such  class or  classes may
                                         or may not
                                         be  made  upon  the  occurrence  of
                                         specified
                                         events   or   on   the   basis   of
                                         collections from
                                         designated    portions    of    the
                                         Receivables
                                         Pool.


                                         In addition,  a series may  include
                                         one or
                                         more    classes   of   Certificates
                                         ("Strip
                                         Certificates") entitled to (i)
                                         distributions    in    respect   of
                                         principal with
                                         disproportionate,  nominal  or   no
                                         interest
                                         distributions or (ii) interest
                                         distributions                  with
                                         disproportionate,
                                         nominal   or  no  distributions  in
                                         respect of
                                         principal.


                                         If a series of Securities  includes
                                         classes
                                         of   Notes,  distributions  on  the
                                         Certificates
                                         of such series may be  subordinated
                                         in
                                         priority of payment to payments  on
                                         such
                                         Notes  to the  extent specified  in
                                         the
                                         related Prospectus Supplement.

                                         If   the  Servicer   exercises  its
                                         option to
                                         purchase   the  Receivables   of  a
                                         Trust (or, if
                                         not,  and  if  and  to  the  extent
                                         provided in
                                         the related Prospectus  Supplement,
                                         if
                                         satisfactory  bids for the purchase
                                         of such
                                         Receivables  are  received) in  the
                                         manner and
                                         on   the   respective   terms   and
                                         conditions
                                         described  under  "Description   of
                                         the
                                         Transfer  and Servicing  Agreements
                                         --   Termination",
                                         Certificateholders will
                                         receive as a prepayment in  respect
                                         of the
                                         Certificates  an  amount  specified
                                         in such
                                         Prospectus    Supplement.        In
                                         addition, if the
                                         related    Prospectus    Supplement
                                         provides that
                                         the  property   of  a  Trust   will
                                         include monies
                                         in   a   Pre-Funding   Account   or
                                         Collateral
                                         Reinvestment  Account that  will be
                                         used to
                                         purchase   additional   Receivables
                                         after the
                                         Closing Date,  one or more  classes
                                         of the
                                         outstanding    Certificates     may
                                         receive a
                                         partial  prepayment of principal at
                                         or
                                         immediately  following  the end  of
                                         the
                                         Funding    Period   or    Revolving
                                         Period, as
                                         applicable,  in an  amount  and  in
                                         the manner
                                         specified    in   such   Prospectus
                                         Supplement.
                                         In  the   event  of  such   partial
                                         prepayment,
                                         the   Certificateholders   may   be
                                         entitled to
                                         receive  a prepayment  premium from
                                         the
                                         Trust,  in the  amount and  to  the
                                         extent
                                         provided in the related Prospectus
                                         Supplement.

  Master Trusts; Issuance of
  Additional Series . . . . . . . .      If  so  provided  in  the   related
                                         Prospectus
                                         Supplement,  the  Seller may  cause
                                         one or
                                         more  of   the  Trusts  (any   such
                                         Trust, a
                                         "Master     Trust")    to     issue
                                         additional series
                                         of  Securities from  time to  time.
                                         Under
                                         each Trust Agreement relating to  a
                                         Master
                                         Trust   (each,   a  "Master   Trust
                                         Agreement"),
                                         the Seller may determine the  terms
                                         of any
                                         such new series.  See "The  Trusts-
                                         Master
                                         Trusts".


                                         The  Seller may  cause the  related
                                         Trustee to
                                         offer any  such new  series to  the
                                         public or
                                         other  investors,  in  transactions
                                         either
                                         registered  under  the   Securities
                                         Act or
                                         exempt      from       registration
                                         thereunder,
                                         directly or through one or more
                                         underwriters  or  placement agents,
                                         in
                                         fixed-price    offerings   or    in
                                         negotiated
                                         transactions or otherwise.


                                         A  new  series to  be  issued  by a
                                         Master Trust
                                         which has a series outstanding  may
                                         be
                                         issued  only  upon satisfaction  of
                                         the
                                         conditions  described  herein under
                                         "The
                                         Trusts-Master Trusts".   Securities
                                         secured
                                         by  Receivables held  by  a  Master
                                         Trust shall
                                         be   entitled  to  monies  received
                                         relating to
                                         such  Receivables on  a pari  passu
                                         basis with
                                         other  Securities  issued  pursuant
                                         to the
                                         other  Trust Agreements  or Pooling
                                         and
                                         Servicing      Agreements,       as
                                         applicable by such
                                         Master Trust.

  Cross-Collateralization . . . . .       As described in the related Trust
                                         Agreement or Pooling and Servicing
                                         Agreement,  as applicable,  and the
                                         related
                                         Prospectus  Supplement, the  source
                                         of
                                         payment   for  Securities  of  each
                                         series will
                                         be the assets of the related  Trust
                                         Property
                                         only.

                                         However,  as may  be  described  in
                                         the related
                                         Prospectus  Supplement, a series or
                                         class of
                                         Securities  may  include the  right
                                         to receive
                                         monies  from   a  common  pool   of
                                         credit
                                         enhancement  which may be available
                                         for more
                                         than   one  series  of  Securities,
                                         such as a
                                         master   reserve   account,  master
                                         insurance
                                         policy or a master collateral pool
                                         consisting  of similar Receivables.
                                         Notwithstanding the foregoing,  and
                                         as
                                         described     in    the     related
                                         Prospectus
                                         Supplement,  no payment received on
                                         any
                                         Receivable  held by  any Trust  may
                                         be applied
                                         to   the   payment  of   Securities
                                         issued by any
                                         other Trust (except to the  limited
                                         extent
                                         that  certain collections in excess
                                         of the
                                         amounts needed to pay the related
                                         Securities  may be  deposited in  a
                                         common
                                         master reserve account or an
                                         overcollateralization account  that
                                         provides
                                         credit  enhancement  for more  than
                                         one series
                                         of  Securities  issued pursuant  to
                                         the
                                         related  Trust Agreement or Pooling
                                         and
                                         Servicing       Agreement,       as
                                         applicable).

  The Trust Property  . . . . . . .      The  property of  each  Trust  will
                                         include a
                                         pool   of   motor  vehicle   retail
                                         installment
                                         sale   contracts  and   installment
                                         loans
                                         secured     by    new    or    used
                                         automobiles, light
                                         duty   trucks,  vans  and  minivans
                                         (the
                                         "Receivables"), certain monies  due
                                         or
                                         received  thereunder  on and  after
                                         the
                                         applicable  Cutoff  Date set  forth
                                         in the
                                         related   Prospectus    Supplement,
                                         security
                                         interests  in the vehicles financed
                                         thereby
                                         (the  "Financed Vehicles"), certain
                                         accounts
                                         andtheproceedsthereofandanyproceeds
                                         from  claims under  certain related
                                         insurance
                                         policies.    On  the  Closing  Date
                                         specified in
                                         the  related Prospectus  Supplement
                                         with
                                         respect  to  a  Trust,  the  Seller
                                         will, if so
                                         specified   in   such    Prospectus
                                         Supplement,
                                         sell  or transfer  Receivables (the
                                         "Initial
                                         Receivables")  having  an aggregate
                                         principal
                                         balance    specified    in     such
                                         Prospectus
                                         Supplement    as   of    the   date
                                         specified therein
                                         (the   "Initial  Cutoff  Date")  to
                                         such Trust
                                         pursuant to either, in the case  of
                                         certain
                                         Owner Trusts, a Sale and Servicing
                                         Agreement  among  the  Seller,  the
                                         Servicer
                                         and the  Owner Trust  (a "Sale  and
                                         Servicing
                                         Agreement")  or,  in  the  case  of
                                         Grantor
                                         Trusts   and  certain  other  Owner
                                         Trusts, the
                                         related   Pooling   and   Servicing
                                         Agreement
                                         among the Seller, the Servicer  and
                                         the
                                         Trustee.    The  property  of  each
                                         Trust will
                                         also include amounts on deposit  in
                                         certain
                                         trust   accounts,   including   the
                                         related
                                         Collection    Account,   any   Pre-
                                         Funding
                                         Account,       any       Collateral
                                         Reinvestment
                                         Account,  any  Reserve Account  (as
                                         defined
                                         herein)   and  any   other  account
                                         identified in
                                         the      applicable      Prospectus
                                         Supplement and
                                         such    other   property    as   is
                                         specified in such
                                         Prospectus  Supplement,   including
                                         notes or
                                         other   securities  evidencing   or
                                         backed by
                                         Receivables, security interests  in
                                         the
                                         Financed   Vehicles   and   related
                                         property
                                         ("Receivables Backed Assets").

                                         To  the  extent  provided  in   the
                                         related
                                         Prospectus  Supplement,  from  time
                                         to time
                                         (as  frequently  as  daily)  during
                                         the period
                                         (the  "Funding  Period")  specified
                                         in such
                                         Prospectus  Supplement,  the Seller
                                         will be
                                         obligated   (subject  only  to  the
                                         availability
                                         thereof) to  sell, and the  related
                                         Trust
                                         will   be  obligated   to  purchase
                                         (subject to
                                         the    satisfaction   of    certain
                                         conditions
                                         described  in  the applicable  Sale
                                         and
                                         Servicing Agreement or Pooling and
                                         Servicing Agreement), additional
                                         Receivables    (the     "Subsequent
                                         Receivables")
                                         having   an   aggregate   principal
                                         balance
                                         approximately  equal to  the amount
                                         on
                                         deposit  (the "Pre-Funded  Amount")
                                         in an
                                         account      (the      "Pre-Funding
                                         Account") on the
                                         related Closing Date.

                                         In addition, if so provided in  the
                                         related
                                         Prospectus  Supplement, in  lieu of
                                         a Funding
                                         Period,   during  the  period  (the
                                         "Revolving
                                         Period")   from  the  Closing  Date
                                         until the
                                         first  to occur  of (i)  such event
                                         or events
                                         as    are    described   in    such
                                         Prospectus
                                         Supplement    (each,   an    "Early
                                         Amortization
                                         Event") or  (ii)  the  last day  of
                                         the
                                         Collection   Period   (as   defined
                                         herein)
                                         preceding   a   Distribution   Date
                                         specified in
                                         such   Prospectus  Supplement,   an
                                         account will
                                         be  maintained in  the name  of the
                                         related
                                         Trustee or Indenture Trustee (the
                                         "Collateral            Reinvestment
                                         Account").  The
                                         amount    on    deposit   in    the
                                         Collateral
                                         Reinvestment    Account   on    the
                                         Closing Date
                                         may,   if  so   specified  in   the
                                         related
                                         Prospectus  Supplement, include  an
                                         amount to
                                         be   deposited  out   of  the   net
                                         proceeds of the
                                         sale  of  the  related  Securities.
                                         During the
                                         Revolving  Period,  principal  will
                                         not be
                                         distributed  on  the Securities  of
                                         the
                                         related     series.        Instead,
                                         principal
                                         collections,  together with (if and
                                         to the
                                         extent  described  in  the  related
                                         Prospectus
                                         Supplement)  interest   collections
                                         on the
                                         Receivables that  are in excess  of
                                         amounts
                                         required    to    be    distributed
                                         therefrom, will
                                         be  deposited from  time to time in
                                         the
                                         Collateral   Reinvestment   Account
                                         and will be
                                         used    to   purchase    Subsequent
                                         Receivables.


                                         As  used in  this  Prospectus,  the
                                         term
                                         Receivables    will   include   the
                                         Initial
                                         Receivables  transferred to a Trust
                                         on the
                                         Closing   Date  as   well  as   any
                                         Subsequent
                                         Receivables   transferred  to  such
                                         Trust
                                         during  the related  Funding Period
                                         or
                                         Revolving Period, if any.


                                         Amounts  on  deposit  in  any  Pre-
                                         Funding
                                         Account  during the related Funding
                                         Period
                                         or  in any  Collateral Reinvestment
                                         Account
                                         during    the   related   Revolving
                                         Period will be
                                         invested  by the applicable Trustee
                                         (as
                                         directed   by   the  Servicer)   in
                                         Eligible
                                         Investments,   and   any  resultant
                                         investment
                                         income,     less    any     related
                                         investment
                                         expenses   ("Investment   Income"),
                                         will be
                                         added,  on  the  Distribution  Date
                                         immediately
                                         following  the date  on which  such
                                         Investment
                                         Income is  paid  to  the Trust,  to
                                         interest
                                         collections  on the Receivables for
                                         the
                                         related   Collection   Period   and
                                         distributed
                                         in  the  manner  specified  in  the
                                         related
                                         Prospectus  Supplement.   Any funds
                                         remaining
                                         in  a Pre-Funding  Account  at  the
                                         end of the
                                         related  Funding  Period  or  in  a
                                         Collateral
                                         Reinvestment Account at the end  of
                                         the
                                         related Revolving Period will be
                                         distributed   as  a  prepayment  or
                                         early
                                         distribution   of   principal    to
                                         holders of one
                                         or  more   classes  of  the   Notes
                                         and/or
                                         Certificates  of the related series
                                         of
                                         Securities, in the amounts and in
                                         accordance    with    the   payment
                                         priorities
                                         specified     in    the     related
                                         Prospectus
                                         Supplement.   In  no  event will  a
                                         Funding
                                         Period continue  for more than  one
                                         year
                                         after  the  related  Closing  Date.
                                         See "Risk
                                         Factors  -- Pre-Funding  Accounts",
                                         "-- Sales
                                         of   Subsequent   Receivables"  and
                                         "Description
                                         of   the  Transfer   and  Servicing
                                         Agreements --
                                         Accounts".

                                         The   Company   will  acquire   the
                                         Receivables
                                         from  one  or  more  motor  vehicle
                                         dealers
                                         ("Dealers"),      pursuant       to
                                         agreements with
                                         the   Dealers,  or  from  financial
                                         institutions
                                         or    other    holders    of    the
                                         Receivables that
                                         have  originated the Receivables or
                                         have
                                         purchased   them  from  Dealers  or
                                         other
                                         originating    entities.        The
                                         Receivables for
                                         any given Receivables Pool will  be
                                         sold by
                                         the  Company to  the Trust  or to a
                                         Transferor
                                         (which  will   in  turn  sell   the
                                         Receivables to
                                         the  Trust) and  will  be  selected
                                         from the
                                         contracts  and loans  owned by  the
                                         Seller
                                         based on the criteria specified  in
                                         the
                                         related    Sale    and    Servicing
                                         Agreement or
                                         Pooling  and  Servicing  Agreement,
                                         as
                                         applicable,  and  described  herein
                                         and in the
                                         related Prospectus Supplement.

  Credit and Cash Flow
  Enhancement . . . . . . . . . . .      If and to  the extent  specified in
                                         the
                                         related   Prospectus    Supplement,
                                         credit
                                         enhancement   with  respect   to  a
                                         Trust or any
                                         class or classes of Securities  may
                                         include
                                         any one or more of the following:
                                         subordination of one or more  other
                                         classes
                                         of  Securities,  reserve  funds,  a
                                         Reserve
                                         Account, spread accounts,
                                         overcollateralization,    insurance
                                         policies,
                                         letters   of   credit,  credit   or
                                         liquidity
                                         facilities,     cash     collateral
                                         accounts,
                                         surety      bonds,       guaranteed
                                         investment
                                         contracts,  swaps or other interest
                                         rate
                                         protection agreements, repurchase
                                         obligations,    yield    supplement
                                         agreements,
                                         other  agreements  with respect  to
                                         third
                                         party  payments  or other  support,
                                         cash
                                         deposits  or  other   arrangements.
                                         To the
                                         extent  specified  in  the  related
                                         Prospectus
                                         Supplement,   a   form  of   credit
                                         enhancement
                                         will    be   subject   to   certain
                                         limitations and
                                         exclusions      from       coverage
                                         thereunder.

  Reserve Account . . . . . . . . .      If and  to the extent specified  in
                                         the
                                         related  Prospectus  Supplement,  a
                                         Reserve
                                         Account  will  be  created  for   a
                                         Trust with an
                                         initial  deposit by  the Seller  of
                                         cash or
                                         certain  investments having a value
                                         equal to
                                         the   amount   specified  in   such
                                         Prospectus
                                         Supplement.       To   the   extent
                                         specified in the
                                         related   Prospectus    Supplement,
                                         funds in the
                                         Reserve Account will thereafter be
                                         supplemented   by  the  deposit  of
                                         amounts
                                         remaining  on any Distribution Date
                                         after
                                         making   all  other   distributions
                                         required on
                                         such    date   and    any   amounts
                                         deposited from
                                         time to  time from the  Pre-Funding
                                         Account
                                         or Collateral Reinvestment  Account
                                         in
                                         connection   with  a   purchase  of
                                         Subsequent
                                         Receivables.      Amounts  in   the
                                         Reserve
                                         Account, if any, will be  available
                                         to cover
                                         shortfalls  in amounts  due to  the
                                         holders of
                                         those    classes    of   Securities
                                         specified in
                                         the  related Prospectus  Supplement
                                         in the
                                         manner and under the circumstances
                                         specified  therein.    The  related
                                         Prospectus
                                         Supplement  will  also  specify  to
                                         whom and
                                         the  manner and circumstances under
                                         which
                                         amounts on  deposit in the  Reserve
                                         Account
                                         (after giving  effect to all  other
                                         required
                                         distributions  to be  made  by  the
                                         applicable
                                         Trust) in  excess of the  Specified
                                         Reserve
                                         Account   Balance  (as  defined  in
                                         such
                                         Prospectus   Supplement)   will  be
                                         distributed.

  Transfer and Servicing
  Agreements  . . . . . . . . . . .      With  respect to  each  Trust,  the
                                         Seller will
                                         sell  the  related Receivables  and
                                         such other
                                         Trust Property  as is specified  in
                                         the
                                         related  Prospectus  Supplement  to
                                         such Trust
                                         pursuant  to a  Sale and  Servicing
                                         Agreement
                                         or    a   Pooling   and   Servicing
                                         Agreement, as
                                         applicable.      The   rights   and
                                         benefits of an
                                         Owner  Trust  under  any  Sale  and
                                         Servicing
                                         Agreement   will,  if   such  Owner
                                         Trust issues
                                         Notes, be  assigned to the  related
                                         Indenture
                                         Trustee   as  collateral  for  such
                                         Notes
                                         pursuant  to the related Indenture.
                                         The
                                         Servicer   will  agree   with  each
                                         Trust to be
                                         responsible     for      servicing,
                                         managing,
                                         maintaining custody of and making
                                         collections  on  the   Receivables.
                                         The
                                         Company will undertake certain
                                         administrative duties under an
                                         Administration    Agreement    with
                                         respect to
                                         each  Owner Trust  that  is  formed
                                         pursuant to
                                         a Trust Agreement.

                                         If  so  provided  in  the   related
                                         Prospectus
                                         Supplement,   the   Servicer   will
                                         advance
                                         scheduled  payments not timely made
                                         with
                                         respect  to Precomputed Receivables
                                         (a
                                         "Precomputed  Advance")  and   will
                                         advance
                                         shortfalls  in  interest   payments
                                         with
                                         respect    to    Simple    Interest
                                         Receivables (a
                                         "Simple   Interest  Advance"),   in
                                         each case to
                                         the  extent that  the Servicer,  in
                                         its sole
                                         discretion, expects  to be able  to
                                         recoup
                                         such  Precomputed Advance or Simple
                                         Interest
                                         Advance  from  subsequent  payments
                                         on or with
                                         respect to the Receivables or  from
                                         any
                                         other  source  identified  in  such
                                         Prospectus
                                         Supplement.      As  used   herein,
                                         "Advance"
                                         means  any  Precomputed Advance  or
                                         Simple
                                         Interest  Advance.    The  Servicer
                                         will be
                                         entitled   to   reimbursement    of
                                         Advances from
                                         subsequent   payments  on  or  with
                                         respect to
                                         the   Receivables  or   from  other
                                         sources to
                                         the   extent   described   in   the
                                         related
                                         Prospectus Supplement.


                                         Unless  otherwise  provided in  the
                                         related
                                         Prospectus  Supplement, the  Seller
                                         will be
                                         obligated    to   repurchase    any
                                         Receivable in
                                         which    the   interest    of   the
                                         applicable Trust
                                         is    materially   and    adversely
                                         affected as a
                                         result   of   a   breach   of   any
                                         representation or
                                         warranty  made by the Seller in the
                                         related
                                         Sale  and  Servicing  Agreement  or
                                         Pooling and
                                         Servicing       Agreement,       as
                                         applicable, if such
                                         breach  is  not cured  in a  timely
                                         manner
                                         following   the  discovery   by  or
                                         notice to the
                                         Seller thereof.


                                         Unless  otherwise  provided in  the
                                         related
                                         Prospectus     Supplement,      the
                                         Servicer will be
                                         obligated    to    purchase     any
                                         Receivable if,
                                         among other things, it extends  the
                                         date for
                                         final  payment by  the Obligor  (as
                                         defined
                                         herein)  of such  Receivable beyond
                                         the last
                                         day   of   the  Collection   Period
                                         relating to
                                         the   applicable  Final   Scheduled
                                         Maturity
                                         Date    (as    defined   in    such
                                         Prospectus
                                         Supplement),   changes  the  annual
                                         percentage
                                         rate   ("APR")  or   amount  of   a
                                         scheduled
                                         payment   of  such   Receivable  or
                                         fails to
                                         maintain   a   perfected   security
                                         interest in
                                         the related Financed Vehicle.

                                         Unless  otherwise specified  in the
                                         related
                                         Prospectus     Supplement,      the
                                         Servicer will be
                                         entitled  to  receive  a  fee   for
                                         servicing the
                                         Receivables of each Trust equal  to
                                         a
                                         specified    percentage    of   the
                                         aggregate
                                         principal balance of the related
                                         Receivables Pool,  as set forth  in
                                         such
                                         Prospectus     Supplement,     plus
                                         certain late
                                         fees, prepayment charges and other
                                         administrative   fees  or   similar
                                         charges.
                                         See  "Description  of the  Transfer
                                         and
                                         Servicing Agreements -- Servicing
                                         Compensation    and   Payment    of
                                         Expenses"
                                         herein    and   in    the   related
                                         Prospectus
                                         Supplement.

  Certain Legal Aspects of the
  Receivables; Repurchase
  Obligations . . . . . . . . . . .      In connection with the sale of the
                                         Receivables, security interests  in
                                         the
                                         Financed   Vehicles   securing  the
                                         Receivables
                                         will be assigned by the Company  to
                                         (i) the
                                         related Trust pursuant to either  a
                                         Sale and
                                         Servicing  Agreement  or a  Pooling
                                         and
                                         Servicing   Agreement  and  may  be
                                         pledged by
                                         the Trust pursuant to an  Indenture
                                         as
                                         security  for the Notes, if any, or
                                         (ii) a
                                         Transferor     pursuant    to     a
                                         Receivables
                                         Purchase      Agreement,      which
                                         Transferor will,
                                         in   turn,  assign   such  security
                                         interests to
                                         the  Trust  pursuant  to  either  a
                                         Sale and
                                         Servicing  Agreement  or a  Pooling
                                         and
                                         Servicing Agreement.  Due to the
                                         administrative burden and  expense,
                                         however,
                                         the  certificates of  title to  the
                                         Financed
                                         Vehicles  will not  be  amended  or
                                         reissued to
                                         reflect    the    sale    of    the
                                         Receivables to
                                         either  a Transferor  or the  Trust
                                         or the
                                         pledge  pursuant to  any Indenture.
                                         In the
                                         absence  of such amendments, either
                                         the
                                         related   Trust,   the   Applicable
                                         Trustee or
                                         both  may  not  have  a   perfected
                                         security
                                         interest  in the  Financed Vehicles
                                         securing
                                         the  Receivables  in  some  states.
                                         The
                                         Company   will   be  obligated   to
                                         repurchase any
                                         Receivables  sold  to  the  related
                                         Trust or to
                                         a   Transferor  (and   subsequently
                                         sold by such
                                         Transferor  to such  Trust)  as  to
                                         which there
                                         did not  exist on the Closing  Date
                                         a first
                                         priority     perfected     security
                                         interest in the
                                         name  of the Company in the related
                                         Financed
                                         Vehicle  if such failure materially
                                         and
                                         adversely  affects the  interest of
                                         the
                                         Transferor  or such  Trust in  such
                                         Receivable
                                         and if  such failure  is not  cured
                                         in a
                                         timely manner.

                                         To   the  extent  their  respective
                                         security
                                         interests  in  a  Financed  Vehicle
                                         are
                                         perfected,  the  related Trust  and
                                         the
                                         Applicable   Trustee  will  have  a
                                         prior claim
                                         over  subsequent purchasers of such
                                         Financed
                                         Vehicle     and     holders      of
                                         subsequently
                                         perfected    security     interests
                                         therein.
                                         However,   as  against   liens  for
                                         repairs or
                                         storage  of a  Financed Vehicle  or
                                         for taxes
                                         unpaid by  the related Obligor,  or
                                         through
                                         fraud  or  negligence, the  related
                                         Trust or
                                         the  Applicable Trustee  could lose
                                         its
                                         security  interest or  the priority
                                         of its
                                         security  interest  in  a  Financed
                                         Vehicle.
                                         The  Company  will  not  have   any
                                         obligation to
                                         repurchase    a   Receivable   with
                                         respect to
                                         which  the  related  Trust  or  the
                                         Applicable
                                         Trustee    loses    its    security
                                         interest or the
                                         priority  of its  security interest
                                         in the
                                         related  Financed Vehicle after the
                                         Closing
                                         Date  due  to  any  such  lien  for
                                         repairs,
                                         storage or taxes or the  negligence
                                         or fraud
                                         of a third party.

                                         Federal    and    state    consumer
                                         protection laws
                                         impose  requirements upon creditors
                                         in
                                         connection   with   extensions   of
                                         credit and
                                         collections  of retail  installment
                                         loans,
                                         and  certain of  these laws make an
                                         assignee
                                         of  such  a  loan  liable  to   the
                                         obligor
                                         thereon  for any  violation by  the
                                         lender.
                                         Unless otherwise
                                         specified in the related
                                         Prospectus  Supplement, the  Seller
                                         will be
                                         obligated  to  repurchase from  the
                                         applicable
                                         Trust any Receivable that fails  to
                                         comply
                                         with such requirements.



  Tax Status  . . . . . . . . . . .      Unless  the  Prospectus  Supplement
                                         specifies
                                         that the  related Trust  will be  a
                                         Grantor
                                         Trust   and,  except  as  otherwise
                                         provided in
                                         such  Prospectus  Supplement,  upon
                                         the
                                         issuance of the related series of
                                         Securities,     (a) Federal     Tax
                                         Counsel (as
                                         defined herein) to such Trust  will
                                         deliver
                                         an opinion to  the effect that, for
                                         federal
                                         income  tax purposes: (i) any Notes
                                         of such
                                         series  will  be  characterized  as
                                         debt and
                                         (ii) such   Trust   will   not   be
                                         characterized
                                         as  an association  (or a  publicly
                                         traded
                                         partnership)    taxable    as     a
                                         corporation and
                                         (b) Illinois   Tax   Counsel    (as
                                         defined
                                         herein) to such Trust will  deliver
                                         an
                                         opinion  to  the  effect  that  the
                                         same
                                         characterizations should apply  for
                                         Illinois
                                         income tax  purposes as for
                                         federal  income tax  purposes.   In
                                         respect of
                                         any  such series,  each Noteholder,
                                         if any,
                                         by  the  acceptance  of a  Note  of
                                         such series,
                                         will agree to treat such Note as
                                         indebtedness,       and        each
                                         Certificateholder,
                                         by the acceptance of a  Certificate
                                         of such
                                         series,  will agree  to treat  such
                                         Trust as
                                         a partnership in which such
                                         Certificateholder  is a partner for
                                         federal
                                         income   and  Illinois  income tax
                                         purposes.  Alternative
                                         characterizations of
                                         such  Trust  and such  Certificates
                                         are
                                         possible, but would not result in
                                         materially       adverse        tax
                                         consequences to
                                         Certificateholders.

                                         If    a    Prospectus    Supplement
                                         specifies that
                                         the   related  Trust   will  be   a
                                         Grantor Trust
                                         and,  except as  otherwise provided
                                         in such
                                         Prospectus  Supplement,  upon   the
                                         issuance of
                                         the      related     series      of
                                         Certificates, Federal
                                         Tax  Counsel  to  such  Trust  will
                                         deliver an
                                         opinion  to the  effect  that  such
                                         Trust will
                                         be treated as  a grantor  trust for
                                         federal
                                         income  tax purposes  and will  not
                                         be subject
                                         to federal income tax.
                                         See "Certain Federal Income Tax
                                         Consequences"  and  "Certain  State
                                         Tax
                                         Consequences  with Respect to Owner
                                         Trusts"
                                         for     additional      information
                                         concerning the
                                         application    of    federal    and
                                         Illinois tax
                                         laws.


  ERISA Considerations  . . . . . .      Subject   to   the   considerations
                                         discussed
                                         under    "ERISA     Considerations"
                                         herein and in
                                         the related Prospectus  Supplement,
                                         and
                                         unless     otherwise      specified
                                         therein, any
                                         Notes  of  a  series issued  by  an
                                         Owner Trust
                                         and   any  Certificates   that  are
                                         issued by a
                                         Grantor   Trust   and   that   meet
                                         certain
                                         Department  of  Labor  requirements
                                         are
                                         eligible  for purchase  by employee
                                         benefit
                                         plans.


                                         Unless  otherwise specified  in the
                                         related
                                         Prospectus     Supplement,      the
                                         Certificates of
                                         any series that are subordinate  to
                                         any
                                         other Security  of that series  may
                                         not be
                                         acquired  by  any employee  benefit
                                         plan
                                         subject  to the Employee Retirement
                                         Income
                                         Security  Act of  1974, as  amended
                                         ("ERISA"),
                                         or  by  any  individual  retirement
                                         account.
                                         See  "ERISA Considerations"  herein
                                         and in
                                         the related Prospectus Supplement.

  Ratings   . . . . . . . . . . . .      It  is a  condition to the issuance
                                         of the
                                         Securities  to be offered hereunder
                                         that
                                         they be  rated in  one of the  four
                                         highest
                                         rating categories by at least one
                                         nationally  recognized  statistical
                                         rating
                                         organization.  A rating is not a
                                         recommendation  to  purchase,  hold
                                         or sell
                                         Securities  inasmuch as such rating
                                         does not
                                         comment  as  to  market  price   or
                                         suitability
                                         for    a    particular    investor.
                                         Ratings of
                                         Securities    will    address   the
                                         likelihood of
                                         the   payment   of  principal   and
                                         interest
                                         thereon  pursuant  to their  terms.
                                         The
                                         ratings   of  Securities  will  not
                                         address the
                                         likelihood     of     an      Early
                                         Amortization Event.
                                         There  can be  no assurance  that a
                                         rating
                                         will  remain for  a given period of
                                         time or
                                         that a  rating will not be  lowered
                                         or
                                         withdrawn   entirely  by  a  rating
                                         agency if in
                                         its  judgment circumstances  in the
                                         future so
                                         warrant.      For   more   detailed
                                         information
                                         regarding  the ratings  assigned to
                                         any class
                                         of    a   particular    series   of
                                         Securities, see
                                         "Summary of Terms -- Rating of the
                                         Securities"    or "  -- Ratings  of
                                         the
                                         Certificates",  as applicable,  and
                                         "Risk
                                         Factors    --   Ratings    of   the
                                         Securities" or "
                                         --  Ratings  of the  Certificates",
                                         as
                                         applicable,    in    the    related
                                         Prospectus
                                         Supplement.


                               RISK FACTORS

    In addition to the other information contained in this Prospectus and in the related
Prospectus Supplement to be prepared and delivered in connection with the offering of any series of Securities, prospective investors should carefully consider the following risk factors before investing in any class or classes of Securities of any such series.


    Pre-Funding Accounts and Collateral Reinvestment Accounts. If so provided in the related Prospectus Supplement, on the Closing Date the Pre-Funded Amount specified in such
Prospectus Supplement will be deposited into the Pre-Funding Account. In no event will the
Pre-Funded Amount exceed 40% of the initial aggregate principal amount of the Notes and/or
Certificates of the related series of Securities. In addition, if so specified in the related Prospectus Supplement, on the Closing Date specified amounts will be deposited into the Collateral Reinvestment Account. During the Revolving Period, principal will not be distributed on the Securities of the related series, and principal collections, together with (if and to the extent described in the related Prospectus Supplement) interest collections on the Receivables that are in excess of amounts required to be distributed therefrom, will be deposited from time to time in the Collateral Reinvestment Account. The
Pre-Funded Amount and the amounts on deposit in the Collateral Reinvestment Account will be used to purchase Subsequent Receivables from the Seller (which, if not the Company, in turn, will acquire such Subsequent Receivables from the Company) from time to time during the related Funding Period or Revolving Period, as applicable. During such Funding Period or Revolving Period and  until such amounts are applied by  the Trustee to purchase
Subsequent Receivables, amounts on deposit in the Pre-Funding Account or the Collateral
Reinvestment Account will be invested by the Applicable Trustee (as instructed by the
Servicer) in Eligible Investments. Any investment income with respect thereto (net of any related investment expenses) will be added to amounts received on or in respect of the
Receivables during the related Collection Period (as defined herein) and allocated to interest. Such amounts will be distributed on the Distribution Date pursuant to the payment priorities specified in the related Prospectus Supplement. No Funding Period will end more than one year after the related Closing Date.

    To the extent that the entire Pre-Funded Amount or the entire amount on deposit in the
CollateralReinvestment Accounthasnotbeen appliedtothe purchaseofSubsequent Receivables by the end of the related Funding Period or Revolving Period, any amounts remaining in the Pre-Funding Account or the Collateral Reinvestment Account will be
distributed   as   a  prepayment   of   principal   to   Noteholders   and
Certificateholders
(collectively, the "Securityholders") on the Distribution Date at or immediately following the end of such Funding Period or Revolving Period, in the amounts and pursuant to the priorities set forth in the related Prospectus Supplement.

    Sales of Subsequent Receivables. If so provided in the related Prospectus Supplement, the Seller will be obligated pursuant to the Pooling and Servicing Agreement or Sale and
Servicing Agreement, as applicable, to sell Subsequent
Receivables to the Trust, and the Trust will be obligated to purchase such Subsequent
Receivables, subject only to the satisfaction of certain conditions set forth in the
Pooling and Servicing Agreement or Sale and Servicing Agreement, as applicable, and described in such Prospectus Supplement. If the principal amount of the eligible
Subsequent Receivables acquired by the Company from Dealers or other originators during a
Funding Period or Revolving Period is less than the Pre-Funded Amount or the amount on deposit in the Collateral Reinvestment Account, as the case may be, the Company may have insufficient Subsequent Receivables to transfer to a Trust. As a result, holders of one or more classes of the related series of Securities may receive a prepayment or early distribution of principal at the end of the Funding Period or Revolving Period as described above under "--Pre-Funding Accounts and Collateral Reinvestment Accounts".

    Any conveyance of Subsequent Receivables to a Trust is subject to the satisfaction, on or before the related transfer date (each, a "Subsequent Transfer Date"), of the following conditions precedent, among others: (i) each such Subsequent Receivable must satisfy the eligibility criteria specified in the related Pooling and Servicing Agreement or Sale and Servicing Agreement, as applicable; (ii) the Seller shall not have selected such Subsequent Receivables in a manner that is adverse to the interests of holders of the related Securities; (iii) as of the respective Cutoff Dates (as such term is defined in the related Prospectus Supplement) for such Subsequent Receivables, all of the Receivables in the Trust, including the Subsequent Receivables to be conveyed to the Trust as of such date, must satisfy the parameters described under "The Receivables Pools" herein and "The
Receivables Pool" in such Prospectus Supplement; and (iv) the Seller must execute and deliver to such Trust a written assignment conveying such Subsequent Receivables to such
Trust. In addition, as and to the extent specified in the related Prospectus Supplement, the conveyance of Subsequent Receivables to a Trust is subject to the satisfaction of the condition subsequent, among others, which must be satisfied within the applicable time period specified in such Prospectus Supplement, that the Seller deliver certain legal opinions to the related Trustee with respect to the validity of the conveyance of the
Subsequent Receivables to the Trust. If any such conditions precedent or conditions subsequent are not met with respect to any Subsequent Receivables within the time period specified in the related Prospectus Supplement, the Seller will be required to repurchase such Subsequent Receivables from the related Trust, at a purchase price equal to the related Purchase Amounts (as defined herein) therefor.


    Except as described herein and in the related Prospectus Supplement, there will be no other required characteristics of Subsequent Receivables. Therefore, the characteristics of the entire Receivables Pool included in any Trust may vary significantly as Subsequent
Receivables are conveyed to such Trust from time to time during the Funding Period or
Revolving Period.  See "The Receivables Pools" herein.


    Certain Legal Aspects - Security Interests in Financed Vehicles. In connection with the sale and assignment of the Receivables by the Company to either the related Trust or a Transferor, if any, and by such Transferor to such Trust and any pledge of the Receivables by such Trust to the related Indenture Trustee, the security interests in the related Financed Vehicles granted to the Company by the Obligors on such
Receivables will be transferred and assigned by the Company to either such Trust or such
Transferor and by such Transferor, if any, to such Trust and may be pledged by such Trust to the Indenture Trustee as security for the Notes, if any. Due to the administrative burden and expense, however, the certificates of title to the Financed Vehicles will not be amended or reissued to reflect the assignment of such security interests by the Company to the related Trust or related Transferor, if any, or by such Transferor to such Trust or any pledge pursuant to an Indenture. In the absence of such amendments, either the Trust, the Applicable Trustee or both may not have a perfected security interest in the Financed
Vehicles securing the Receivables in some states. In addition, by not identifying the related Trust as the secured party on the certificate of title, the security interest of either such Trust, the Indenture Trustee or both could be defeated through the negligence or fraud of the Company or as a result of the imposition of a lien for repairs or storage of a Financed Vehicle or for taxes unpaid by the related Obligor. The Company will make certain representations and warranties in the related Receivables Purchase Agreement (in the case of a sale of the Receivables from the Company to a Transferor) or in the related
Sale and Servicing Agreement or Pooling and Servicing Agreement (in the case of a sale of the Receivables from the Company to the related Trust) with respect to its conveyance of a perfected security interest in the Financed Vehicles and will be obligated to repurchase from the Trust any Receivable with respect to which the interest of either the Trust, the
Applicable Trustee or both is materially and adversely affected by (1) the failure to amend or reissue the certificate of title of the Financed Vehicle to reflect the Trust's interest therein or (2) the failure of the Company to have a first priority perfected security interest in its name in the Financed Vehicle on the Closing Date if such failure is not cured in a timely manner. The Servicer also will be obligated under the related Sale and
Servicing Agreement or Pooling and Servicing Agreement to purchase from the Trust any
Receivable with respect to which the Servicer fails to maintain a perfected security interest in the name of the Company in the related Financed Vehicle if such failure (i) is not cured in a timely manner and (ii) materially and adversely affects the interest of the
Trust in such Receivable. The repurchase obligations of the Company and the Servicer will constitute the sole remedy available to the Trust with respect to the Company or the
Servicer for any such uncured breach or failure.

    To the extent that the Trust's and the Indenture Trustee's security interest in a
Financed Vehicle is perfected, the Trust and the Indenture Trustee will have a prior claim under applicable state laws over subsequent purchasers of such Financed Vehicle and holders of subsequently perfected security interests therein. However, as against liens for repairs or storage of a Financed Vehicle or taxes unpaid by the Obligor on the Receivable secured thereby, the Trust and the Applicable Trustee could lose their respective security interests or the priority of such security interests in a Financed Vehicle. In addition, even if the Seller, the Trust or the Applicable Trustee were to be identified as the secured party on the certificate of title of a
Financed Vehicle, such secured party's security interest could be defeated by the fraud or forgery of the vehicle owner or by administrative errors by applicable state or local agencies responsible for titling vehicles. The Company will not have any obligation to repurchase a Receivable with respect to which the Trust or the Applicable Trustee loses its security interest in the related Financed Vehicle after the Closing Date due to any such lien for repairs, storage or taxes or due to the negligence or fraud of a third party.

    Certain Legal Aspects--Consumer Protection Laws. Federal and state consumer protection laws impose requirements on creditors in connection with extensions of credit and collections of retail installment loans, and certain of these laws make an assignee of such a loan liable to the obligor thereon for any violation by the lender. Unless otherwise specified in the related Prospectus Supplement, the Seller will be obligated to repurchase from the applicable Trust any Receivable that does not comply with such consumer protection law requirements.


    Most states impose requirements and restrictions relating to foreclosure sales of vehicles and on obtaining deficiency judgments relating to such sales. A Trust may not realize the full amount due on a Receivable because of the application of those requirements and restrictions, or because of depreciation, damage or loss of a Financed
Vehicle or other factors. Federal bankruptcy laws and related state laws also may interfere with or affect the ability of a secured party to realize upon collateral or enforce a deficiency judgment. For example, in a Chapter 13 proceeding under the federal bankruptcy law, a court may prevent a creditor from repossessing a Financed Vehicle and, as part of the rehabilitation plan, reduce the amount of the secured indebtedness to the market value of the Financed Vehicle at the time of the bankruptcy, leaving the creditor as a general unsecured creditor for the remainder of the indebtedness.

    Certain Legal Aspects--Insolvency Considerations. The Company will take steps in structuring the transactions contemplated hereby that are intended to ensure that the voluntary or involuntary application for relief by the Company under the United States
Bankruptcy Code or similar applicable state laws ("Insolvency Laws") will not result in the consolidation of the assets and liabilities of any Transferor with those of the Company.
These  steps include the creation  of such  Transferor, if any,  as a separate,
limited-purpose entity pursuant to a certificate of incorporation containing certain limitations (including restrictions on the nature of its business, the requirement that an independent director be on its Board of Directors and a restriction on its ability to commence a voluntary case or proceeding under any Insolvency Law without the prior unanimous affirmative vote of all its directors). In connection with the issuance of the
Securities, counsel to the Company will deliver its opinion to the effect that the assets and liabilities of the related Trust and the related Transferor, if any, would not be consolidated with those of the Company in the case of a proceeding under any Insolvency Law in respect of the Company. However, there can be no assurance that the assets and liabilities of the related Trust and the related Transferor, if any, would not be consolidated with those of the Company in a proceeding under an Insolvency Law. See "The Company and the Seller".

    First Merchants will warrant either (i) to a Transferor, if any, in the related
Receivables Purchase Agreement or (ii) to the related Trust in the related Sale and
Servicing Agreement or Pooling and Servicing Agreement that the sale of the related
Receivables to such Transferor or Trust, respectively, by the Company will be a valid sale.
In addition, the Company will treat the transactions described herein as sales of the
Receivables to such Transferor or such Trust and will commit to take all actions that are required to perfect such Transferor's  or such Trust's ownership interests in the
Receivables, and the related Transferor, if any, will treat the transactions described herein as sales to such Trust of all of such Transferor's right, title and interest in and to the Receivables and will take all actions required to protect such Trust's ownership
interest  in  the Receivables.    Notwithstanding  the  foregoing, if  the
Company or any
Transferor were to become a debtor in a bankruptcy case, and if a creditor
or
trustee-in-bankruptcy of such debtor or such debtor itself were to take the position that the sales of  the Receivables to such Transferor or  Trust, as applicable, should be
recharacterized as pledges of the Receivables to secure a borrowing of the debtor, then delays in payments to such Trust of collections on the Receivables could occur or (should the court rule in favor of any such trustee, debtor or creditor) reductions in the amounts of such payments could result. If the sales of Receivables to any Transferor or Trust are recharacterized as pledges, a tax or government lien arising before the transfer of such
Receivables to such Transferor or Trust, as applicable, might have priority over such
Trust's interest in such Receivables. Each Trust will receive an opinion of counsel to the effect that the transactions contemplated herein will be treated as sales and the
Receivables would not be part of the Company's or any Transferor's bankruptcy estate and would not be available to the Company's or any Transferor's creditors or, in the alternative, that the transferor will have a perfected first priority security interest in the Receivables.

    The U.S. Court of Appeals for the Tenth Circuit in its decision in Octagon Gas
Systems,  Inc. v. Rimmer  (In re Meridian Reserve,  Inc.) (decided May 27,
1993) determined
that "accounts," a defined term under the Uniform Commercial Code, would be included in the bankruptcy estate of a transferor regardless of whether the transfer is treated as a sale or a secured loan. Although the Receivables are likely to be viewed as "chattel paper," as defined under the Uniform Commercial Code, rather than as accounts, the Octagon holding is equally applicable to chattel paper. The circumstances under which the Octagon ruling would apply are not fully known and the extent to which the Octagon decision will be followed in other courts or outside the Tenth Circuit is not certain. If the holding in the Octagon case were applied in a bankruptcy of the Company or any Transferor, even if the transfer of Receivables were treated as a sale, the Receivables would be part of the
Company's or such Transferor's bankruptcy estate and would be subject to claims of certain creditors, and delays and reductions in payments to the Securityholders could result.


    Unless otherwise provided in the related Prospectus Supplement, with respect to each
Trust that is not a grantor trust, if an Insolvency Event occurs with respect to the
Seller, the Indenture Trustee or Trustee for such Trust will promptly sell, dispose of or otherwise liquidate the  related Receivables in a  commercially reasonable manner on
commercially reasonable terms, except under certain limited circumstances. The proceeds from  any such  sale, disposition  or liquidation  of Receivables  will be treated as
collections on the Receivables and deposited in the Collection Account of such Trust. If the proceeds from the liquidation of the Receivables and any amounts on deposit in the
Reserve Account, if any, the Note Distribution Account, if any, and the Certificate
Distribution Account with respect to any such Trust and any amounts available from any credit enhancement are not sufficient to pay any Notes and the Certificates of the related series in full, the amount of principal returned to any Noteholders or the Certificateholders will be reduced and such Noteholders and Certificateholders will incur a loss. See "Description of the Transfer and Servicing Agreements-Insolvency Event".

    Nature of Obligors and Financed Vehicles; Servicing. The Obligors on the Receivables
are primarily "non-prime" borrowers who are generally relatively higher credit risks due to various factors, including their past credit experience and the absence or limited extent of their credit history. Typical "non-prime" borrowers include young borrowers (18 to 25 years old) who are trying to establish an initial credit history, previously bankrupt borrowers who desire to re-establish their credit history, slow payers of credit cards and department store accounts and borrowers who desire payment terms slightly longer than the maximum term permitted by traditional sources of consumer credit. The average interest rate charged by the Company to such "non-prime" borrowers is generally higher than that charged  by commercial banks,  financing arms of  automobile manufacturers and other
traditional sources of consumer credit, which typically impose more stringent credit requirements. The payment experience on receivables of obligors with this credit profile is likely to be different from that on receivables of traditional auto financing sources in that default and delinquency rates are likely to be higher. In addition, the payment experience on such receivables is likely to be more sensitive to changes in the economic climate in the areas in which such obligors reside. As a result of the credit profile of the Obligors and the APRs of the Receivables, the historical credit loss and delinquency rates on the Receivables may be higher than those experienced by banks and the captive finance companies of the automobile manufacturers. In the event of a default under a
Receivable, the only source of repayment may be liquidation proceeds from the related
Financed Vehicle; the Financed Vehicles securing the Receivables will consist primarily of used vehicles which may not have a liquidation value sufficient to pay in full the amount financed by the related Receivable. See "First Merchants' Automobile Financing Program --
Credit Loss  Experience" and  "-- Delinquency  Experience" in  the related
Prospectus
Supplement.

    The servicing of receivables of customers with such credit profiles requires special skill and diligence. The Servicer believes that its credit loss and delinquency experience reflect
in part its  trained staff and collection  procedures.  If the  Company is removed as
Servicer, or if the Company resigns or is terminated as Servicer by the Security Insurer
(as defined in the related Prospectus Supplement), if any, then a backup servicer, if any, or other successor servicer will agree to assume the obligations of successor servicer under the related Sale and Servicing Agreement or the related Pooling and Servicing
Agreement. There can be no assurance, however, that collections with respect to the
Receivables would not be adversely affected by a change in servicer.


    Trust's Relationship to the Seller, the Company and their Affiliates. None of the
Company, any Transferor or any of their affiliates is generally obligated to make any payments in respect of any Notes, the Certificates or the Receivables of a given Trust.

    However, in connection with the sale of Receivables by the Seller to a given Trust, the Seller will make representations and warranties with respect to the characteristics of such Receivables and, in certain circumstances, the Seller may be required to repurchase
Receivables with respect to which such representations and warranties have been breached.
See "Description of the Transfer and Servicing Agreements -- Sale and Assignment of
Receivables". In addition, under certain circumstances, the Servicer may be required to purchase Receivables or to advance amounts with respect to payments due on the Receivables.
See "Description of the Transfer and Servicing Agreements -- Servicing Procedures".
Moreover, if the Company were to cease acting as Servicer, delays in processing payments on the Receivables and information in respect thereof could occur and result in delays in payments to the Securityholders.


    The related  Prospectus Supplement  may set  forth certain  additional information
regarding the Company and any Transferor. In addition, the Company is subject to the information requirements of the Securities Exchange Act of 1934, as amended (the "Exchange
Act"), and in accordance therewith files reports and other information with the Securities and Exchange Commission (the "Commission"). For further information regarding the Company, reference is made to such reports and other information, which are available as described under "Available Information".


    Subordination of Certain Classes of Securities. To the extent specified in the related Prospectus Supplement, distributions of interest and principal on one or more classes of Notes or Certificates of a series may be subordinated in priority of payment to interest and principal due on certain of the Notes, if any, of such series or one or more classes of Certificates of such series.


    Limited Assets of the Trust. None of the Trusts will have, nor will any Trust be permitted or expected to have, any significant assets or sources of funds other than the
Receivables and, to the extent provided in the related Prospectus Supplement, a Pre-Funding
Account, a Collateral Reinvestment Account, a Reserve Account and any other credit enhancement or Trust Property. The Notes of any series will represent obligations solely of, and the Certificates of any series will represent interests solely in, the related
Trust, and neither the Notes nor
the Certificates of any series will be insured or guaranteed by the Seller, the Servicer, the applicable Trustee, any Indenture Trustee or any other person or entity. Consequently, holders of the Securities of any series must rely for repayment upon payments on the related Receivables and, if and to the extent available, amounts on deposit in the Pre-Funding Account (if any), the Collateral Reinvestment Account (if any), the Reserve Account
(if any) and any other credit enhancement, all as specified in the related Prospectus
Supplement.

    Master Trusts. As may be described in the related Prospectus Supplement, a Master
Trust may issue from time to time more than one series. While the terms of any additional series will be specified in a supplement to the related Master Trust Agreement, the provisions of such supplement and, therefore, the terms of such additional series, will not be subject to prior review by, or consent of, holders of the Securities of any series previously issued by such Master Trust. Such terms may include methods for determining applicable investor percentages and allocating collections, provisions creating different or additional security or credit enhancements and any other provisions which are made applicable only to such series. The obligation of the related Trustee to issue any new series is subject to the condition, among others, that such issuance will not result in any
Rating Agency (as such term is defined in the related Prospectus Supplement) reducing or withdrawing its rating of the Securities of any outstanding series (any such reduction or withdrawal is referred to herein as a "Ratings Effect"). There can be no assurance, however, that the terms of any series might not have an impact on the timing or amount of payments received by a Securityholder of another series issued by the same Master Trust.
See "The Trusts -- Master Trusts".

    Maturity and Prepayment Considerations. All the Receivables are prepayable at any time. (For this purpose, the term "prepayments" includes prepayments in full, partial prepayments (including those related to rebates of extended warranty contract costs and insurance premiums), liquidations due to default, losses caused by the issuance of an order by a court in any insolvency proceeding reducing the amount owed under a Receivable, as well as receipts of proceeds from physical damage, credit life and disability insurance policies and certain other Receivables repurchased for administrative reasons.) The rate of prepayments on the Receivables may be influenced by a variety of economic, social and other factors, including the fact that an Obligor generally may not sell or transfer the
Financed Vehicle securing a Receivable without the consent of the Seller. The rate of prepayment on the Receivables may also be influenced by the structure of the loan. In addition,  under certain  circumstances, the Seller  will be  obligated to repurchase
Receivables pursuant to a Sale and Servicing Agreement or Pooling and Servicing Agreement
as a result of breaches of representations and warranties and, under certain circumstances, the Servicer will be obligated to purchase Receivables pursuant to a Sale and Servicing
Agreement or Pooling and Servicing Agreement as a result of breaches of certain covenants.
See "Description of the Transfer and Servicing Agreements -- Sale and Assignment of
Receivables". Any reinvestment risks resulting from a faster or slower incidence of prepayment of Receivables held by a  given Trust will be borne entirely by the
Securityholders of the related series of Securities. See also "Description of the Transfer and Servicing Agreements -- Termination" regarding the Servicer's option to purchase the
Receivables of a given Receivables Pool and "-- Insolvency Event" regarding the sale of the
Receivables owned by an Owner Trust if an Insolvency Event with respect to the Seller occurs.

    Holders of Notes and Certificates should consider, in the case of Securities purchased at a discount, the risk that a slower than anticipated rate of principal payments on the
Receivables could result in an actual yield that is less than the anticipated yield and, in the case of any Securities purchased at a premium, the risk that a faster than anticipated rate of principal payments on the Receivables could result in an actual yield that is less than the anticipated yield.

    Risk of  Commingling.  With respect  to each Trust, the  Servicer will deposit all
payments on the related Receivables (from whatever source) and all proceeds of such
Receivables collected during each Collection Period into the Collection Account of such
Trust within two business days of receipt thereof. However, if so provided in the related
Prospectus Supplement, in the event that the Company satisfies certain requirements for monthly or less frequent remittances and the Rating Agencies affirm their ratings of the related Securities at the initial level, then for so long as the Company is the Servicer and provided that (i) there exists no Servicer Default (as defined herein) and (ii) each other condition to making such monthly or less frequent deposits as may be specified by the
Rating Agencies and described in such Prospectus Supplement is satisfied, the Servicer will not be required to deposit such amounts into the Collection Account of such Trust until on or before the business day preceding each Distribution Date. The Servicer will deposit the aggregate Purchase Amount of Receivables purchased by the Servicer into the applicable
Collection Account on or before the business day preceding each Distribution Date. Pending deposit into such Collection Account, collections may be invested by the Servicer at its own risk and for its own benefit and will not be segregated from funds of the Servicer.
If the Servicer were unable to remit such funds, the applicable Securityholders might incur a loss. To the extent set forth in the related Prospectus Supplement, the Servicer may, in order to satisfy the requirements described above, obtain a letter of credit or other security for the benefit of the related Trust to secure timely remittances of collections on the related Receivables and payment of the aggregate Purchase Amount with respect to
Receivables purchased by the Servicer.

    Servicer Default. Unless otherwise provided in the related Prospectus Supplement with respect to a series of Securities issued by an Owner Trust that includes Notes, in the event a Servicer Default occurs, the related Indenture Trustee or the Noteholders with respect to such series, as described under "Description of the Transfer and Servicing
Agreements -- Rights upon Servicer Default", may remove the Servicer without the consent of the Trustee or any of the Certificateholders with respect to such series. The Trustee or the Certificateholders with respect to such series will not have the ability to remove the Servicer if a Servicer Default occurs. In addition, the Noteholders of such series have the ability, with certain
specified exceptions, to waive defaults by the Servicer, including defaults that could materially adversely affect the Certificateholders of such series. See "Description of the
Transfer and Servicing Agreements -- Waiver of Past Defaults".

    Ratings of the Securities. It is a condition to the issuance of the Securities to be offered hereunder that they be rated in one of the four highest rating categories by at least one nationally recognized statistical rating organization. A rating is not a recommendation to purchase, hold or sell Securities inasmuch as such rating does not comment as to market price or suitability for a particular investor. Ratings of Securities will address the likelihood of the payment of principal and interest thereon pursuant to their terms. The ratings of Securities will not address the likelihood of an Early
Amortization Event. There can be no assurance that a rating will remain for a given period of time or that a rating will not be lowered or withdrawn entirely by a rating agency if in its judgment circumstances in the future so warrant. For more detailed information regarding the ratings assigned to any class of a particular series of Securities, see
"Summary of  Terms  -- Rating  of the  Securities"  and "Risk  Factors  --
Ratings of the
Securities" in the related Prospectus Supplement.

    Book-Entry  Registration.  Unless  otherwise specified in  the related
Prospectus
Supplement, each class of Securities of a given series will be initially represented by one or more certificates registered in the name of Cede & Co. ("Cede"), or any other nominee for The Depository Trust Company ("DTC") set forth in such Prospectus Supplement (Cede, or such other nominee, "DTC's Nominee"), and will not be registered in the names of the holders of the Securities of such series or their nominees. Because of this, unless and until Definitive Securities (as defined herein) for such series are issued, holders of such
Securities will not be recognized by the applicable Trustee or any applicable Indenture
Trustee as "Certificateholders", "Noteholders" or "Securityholders", as the case may be (as such terms are used herein or in the related Pooling and Servicing Agreement or related
Indenture and Trust Agreement, as applicable). Hence, until Definitive Securities are issued, holders of such Securities will be able to exercise the rights of Securityholders only indirectly through DTC and its participating organizations. See "Certain Information
Regarding the Securities -- Book-Entry Registration" and "-- Definitive Securities".


                                 THE TRUSTS


    With respect to each series of Securities, the Seller will establish a separate Trust pursuant to  the  respective  Trust  Agreement or  Pooling  and  Servicing
Agreement, as
applicable, for the transactions described herein and in the related Prospectus Supplement.
The property of each Trust will include a pool (a "Receivables Pool") of motor vehicle retail installment sales contracts and installment loans generally between dealers (the
"Dealers") and purchasers (the "Obligors") of new and used automobiles, light duty trucks, vans and minivans and, unless otherwise provided in the related Prospectus Supplement, all payments due thereunder on and after the applicable Cutoff Date in the case of Precomputed
Receivables (as defined herein) and all payments received thereunder on and after the applicable
Cutoff Date in the case of Simple Interest Receivables (as defined herein). The Company will acquire the Receivables of each Receivables Pool from Dealers, pursuant to agreements with the Dealers ("Dealer Agreements"), or from financial institutions or other holders of the Receivables that have originated the Receivables or have purchased them from Dealers or other originating entities. Such Receivables will subsequently be sold to the Seller and will continue to be serviced by the Servicer. On the applicable Closing Date, after the issuance of the Certificates and any Notes of a given series, the Seller will sell the
Initial Receivables of the applicable Receivables Pool to the Trust to the extent, if any, specified in the related Prospectus Supplement. If and to the extent so provided in the related Prospectus Supplement, Subsequent Receivables will be conveyed to the Trust as frequently as daily during the Funding Period. In addition, if so provided in the related
Prospectus Supplement, the property of a Trust may also include monies deposited into the
Collateral Reinvestment Account on the Closing Date.  During the Revolving
Period,
principal will not be distributed on the Securities of the related series, and principal collections on  the Receivables of such  series, together with (if  and to the extent
described in the related Prospectus Supplement) interest collections on such Receivables that are in excess of amounts required to be distributed therefrom, will be deposited from time to time in the Collateral Reinvestment Account and will be used by the Trust to purchase Subsequent Receivables during such Revolving Period. Any Subsequent Receivables so conveyed will also be assets of the applicable Trust, subject, in the case of any Owner
Trust that issues Notes, to the prior rights of the related Indenture Trustee and the
Noteholders, if any, in such Subsequent Receivables. The property of each Trust will also include (i) such amounts as from time to time may be held in separate trust accounts established and maintained pursuant to the related Sale and Servicing Agreement or Pooling and Servicing Agreement and the proceeds of such accounts, as described herein and in the related Prospectus Supplement; (ii) security interests in the Financed Vehicles and any other interest of the Seller in such Financed Vehicles; (iii) the rights to proceeds from claims on certain physical damage, credit life and disability insurance policies covering the Financed Vehicles or the Obligors, as the case may be; (iv) the interest of the Seller in any proceeds from recourse to Dealers or other originators on Receivables or Financed
Vehicles with respect to which the Servicer has determined that eventual repayment in full is unlikely; (v) any property that shall have secured a Receivable and that shall have been acquired by the applicable Trust; and (vi) any and all proceeds of the foregoing. To the extent specified in the related Prospectus Supplement, a Pre-Funding Account, a Collateral
Reinvestment Account, a Reserve Account or other form of credit enhancement or such other property, including Receivables Backed Assets, may be a part of the property of any given
Trust or may be held by the Trustee or an Indenture Trustee for the benefit of holders of the related Securities. Additionally, pursuant to contracts between the Company and the
Dealers  or lenders,  the  Dealers  or lenders  have  an obligation  after origination to
repurchase    Receivables   as   to   which   they   have   made   certain
misrepresentations.


    The Servicer will continue to service the Receivables held by each Trust and will receive fees for such services.  See
"Description of the Transfer and Servicing Agreements -- Servicing Compensation and Payment
of Expenses" herein and in the related Prospectus Supplement. To facilitate the servicing of the Receivables, the Seller and each Trustee will authorize the Servicer to retain physical possession of the Receivables held by each Trust and other documents relating thereto as custodian for each such Trust. Due to the administrative burden and expense, the certificates of title to the Financed Vehicles will not be amended to reflect the sale and assignment of the security interest in the Financed Vehicles to each Trust. In the absence of such an amendment, any Trust may not have a perfected security interest in the
Financed Vehicles in all states. See "Certain Legal Aspects of the Receivables" and
"Description   of  the  Transfer  and  Servicing  Agreements  -- Sale  and
Assignment of
Receivables".


    If the protection provided to any Noteholders of a given series by the subordination of the related Certificates and by the Reserve Account, if any, or other credit enhancement for such series or the protection provided to Certificateholders by any such Reserve
Account or other credit enhancement is insufficient, such Noteholders or Certificateholders, as the case may be, would have to look principally to the Obligors on the related Receivables, the proceeds from the repossession and sale of Financed Vehicles which secure defaulted Receivables and the proceeds from any recourse against Dealers or other originators with respect to such Receivables. In such event, certain factors, such as the applicable Trust's not having perfected security interests in the Financed Vehicles in all states, may affect the Servicer's ability to repossess and sell the collateral securing the Receivables, and thus may reduce the proceeds to be distributed to the holders
of the Securities  of such series.   See "Description of the  Transfer and
Servicing
Agreements -- Distributions", "-- Credit and Cash Flow Enhancement" and "Certain Legal
Aspects of the Receivables".


    The principal offices of each Trust and the related Trustee will be specified in the applicable Prospectus Supplement.

THE TRUSTEE


    The Trustee for each Trust will be specified in the related Prospectus Supplement.
The Trustee's liability in connection with the issuance and sale of the related Securities will be limited solely to the express obligations of such Trustee set forth in the related
Trust Agreement and the Sale and Servicing Agreement or the related Pooling and Servicing
Agreement, as applicable. A Trustee may resign at any time, in which event the Servicer, or its successor (or, in the case of an Owner Trust that issues Notes, the Administrator
(as defined herein) thereof), will be obligated to appoint a successor trustee. The
Administrator of any Owner Trust that issues Notes and the Servicer in respect of any
Grantor Trust may also remove the Trustee if the Trustee ceases to be eligible to continue as Trustee under the related Trust Agreement or Pooling and Servicing Agreement, as
applicable, or if the Trustee becomes insolvent. In such circumstances, the Administrator or Servicer, as applicable, will be obligated to appoint a successor trustee. Any resignation or removal of a Trustee and appointment of a successor trustee will not become effective until acceptance of the appointment by the successor trustee.


MASTER TRUSTS


    If so provided in the related Prospectus Supplement, each Trust Agreement or Pooling and Servicing Agreement, as applicable, may provide that, pursuant to any one or more supplements thereto, the Seller may direct the related Trustee to issue from time to time new series subject to the conditions described below (each such issuance, a "Master Trust
New Issuance"). Each Master Trust New Issuance will have the effect of decreasing the residual interest in the related Master Trust. Under each such Master Trust Agreement, the
Seller may designate, with respect to any newly issued series: (i) its name or designation;
(ii) its initial principal amount (or method for calculating such amount);
(iii) its
Interest Rate (or a formula for the determination thereof); (iv) the Distribution Dates and the  date or  dates from which interest  shall accrue; (v)  the method for allocating
collections to Securityholders of such series; (vi) any bank accounts to be used by such series and the  terms governing the operation  of any such bank  accounts;
(vii) the
percentage used to calculate monthly servicing fees; (viii) the provider and terms of any form of credit enhancement with respect thereto; (ix) the terms on which the Securities of such series may be repurchased or remarketed to other investors; (x) the number of classes of Securities of such series and, if such series consists of more than one class, the rights and priorities of each such class; (xi) the extent to which the Securities of such series will be issuable in book-entry form; (xii) the priority of such series with respect
to any  other series; and  (xiii) any other  relevant terms.   None of the
Seller, the
Servicer, the related Trustee or any Master Trust is required or intends to obtain the consent of any Securityholder of any outstanding series to issue any additional series.


    Each Master Trust Agreement provides that the Seller may designate terms such that each Master Trust New Issuance has an amortization period which may have a different length and begin on a different date than such periods for any series previously issued by the related Master Trust and then outstanding. Moreover, each Master Trust New Issuance may have the benefits of credit enhancements issued by enhancement providers different from the providers of the credit enhancement, if any, with respect to any series previously issued by the related Master Trust and then outstanding. Under each Master Trust Agreement, the related  Trustee shall hold any such  credit enhancement only on behalf of the
Securityholders to which such credit enhancement relates. The Seller will have the option under each Master Trust Agreement to vary among series the terms upon which a series may be repurchased by the Issuer or remarketed to other investors. As more fully described in a related Prospectus Supplement, there is no limit to the number of Master Trust New
Issuances that the Seller may cause under a Master Trust Agreement. Each Master Trust will terminate only as provided in the related Master Trust Agreement. There can be no assurance that the terms of any Master Trust New Issuance might not have an impact on the timing and amount of payments received by Securityholders of another series issued by the same Master Trust.


    Under each Master Trust Agreement and pursuant to a related supplement, a Master Trust
New Issuance may occur only upon the satisfaction of certain conditions provided in each such Master Trust Agreement. The obligation of the related Trustee to authenticate the
Securities of any such Master Trust New Issuance and to execute and deliver the supplement to the related Master Trust Agreement is subject to the satisfaction of the following conditions: (a) on or before the date upon which the Master Trust New Issuance is to occur, the Seller shall have given the related Trustee, the Servicer, the Rating Agencies and certain related providers of credit enhancement, if any, written notice of such Master
Trust New Issuance and the date upon which the Master Trust New Issuance is to occur; (b)
the  Seller shall  have delivered  to such  Trustee  a supplement  to such
Master Trust
Agreement, in form satisfactory to such Trustee, executed by each party to such Master
Trust Agreement other than such Trustee; (c) the Seller shall have delivered to such
Trustee any related credit enhancement agreement; (d) such Trustee shall have received confirmation from the Rating Agency that such Master Trust New Issuance will not result in any Rating Agency reducing or withdrawing its rating with respect to any other series or class of such Trust (any such reduction or withdrawal is referred to herein as a "Ratings
Effect"); (e) the Seller shall have delivered to such Trustee, the Rating Agency and certain providers of credit enhancement, if any, an opinion of counsel acceptable to such
Trustee that for federal income tax purposes (i) following such Master Trust New Issuance the related Master Trust will not be deemed to be an association (or publicly traded partnership) taxable as a corporation, (ii) such Master Trust New Issuance will not affect the tax characterization as debt of Securities of any outstanding series or class issued by such Master Trust that were characterized as debt at the time of their issuance and
(iii) such Master Trust New Issuance will not cause or constitute an event in which gain or loss would be recognized by any Securityholders or such Master Trust; and (f) any other conditions specified in any supplement. Upon satisfaction of the above conditions, the related Trustee shall execute the supplement to the related Master Trust Agreement and issue the Securities of such new series.


                           THE RECEIVABLES POOLS

GENERAL


    The Receivables in each Receivables Pool have been or will be purchased by the Company from Dealers or lenders in the ordinary course of business through the Company's branches located in the United States. The retail installment sale contracts and installment loans are purchased pursuant to the Dealer Agreements or other lender agreements. The Company purchases contracts and loans in accordance with its credit standards, which are based upon the vehicle buyer's ability and willingness to repay the obligation as well as the value of the vehicle being financed. The Company will sell retail installment sale contracts and installment loans that it acquires to either (i) the related Trust pursuant to a Sale and
Servicing Agreement or a Pooling and Servicing Agreement or (ii) a Transferor pursuant to a Receivables Purchase Agreement.

    The Receivables to be held by each Trust will be selected from the Company's portfolio for inclusion in a Receivables Pool by several criteria, including that, unless otherwise provided in the related Prospectus Supplement, each Receivable (i) is secured by a new or used vehicle, (ii) was originated or acquired (either from a Dealer, financial institution or other holder of the Receivables) by the Company in the United States,
(iii) provides for
level monthly payments (except for the last payment, which may be minimally different from the level payments that fully amortize the amount financed over the original term to maturity of the related Receivable, (iv) is a Precomputed Receivable or a Simple Interest
Receivable and (v) satisfies the other criteria, if any, set forth in such Prospectus
Supplement. No selection procedures believed by the Seller to be adverse to the
Securityholders of any series were or will be used in selecting the related Receivables.

    "Precomputed Receivables"  consist  of  either  (i) monthly  actuarial receivables
("Actuarial Receivables") or (ii) receivables that provide for allocation of payments according to the "sum of periodic balances" or "sum of monthly payments" method ("Rule of
78's Receivables"). An Actuarial Receivable provides for amortization of the loan over a series of fixed level payment monthly installments. Each monthly installment, including the monthly installment representing the final payment on the Receivable, consists of an amount of interest equal to 1/12 of the APR of the loan multiplied by the unpaid principal balance of the loan, and an amount of principal equal to the remainder of the monthly payment. A Rule of 78's Receivable provides for the payment by the obligor of a specified total amount of payments, payable in equal monthly installments on each due date, which total represents the principal amount financed and add-on interest in an amount calculated at the stated APR for the term of the receivable. The rate at which such amount of add-on interest is earned and, correspondingly, the amount of each fixed monthly payment allocated to reduction of the outstanding principal are calculated in accordance with the
"Rule of 78's".


    "Simple Interest Receivables" are receivables that provide for the amortization of the amount financed under each receivable over a series of fixed level monthly payments.
However, unlike the monthly payment under an Actuarial Receivable, each monthly payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the receivable multiplied by the stated APR and further multiplied by the period elapsed (as a fraction of a calendar year) since the preceding payment of interest was made. As payments are received under a Simple Interest Receivable, the amount received is applied first to interest accrued to the date of payment and the balance is applied to reduce the unpaid principal balance. Accordingly, if an obligor pays a fixed monthly installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater. Conversely, if an obligor pays a fixed monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the
preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less. In either case, the obligor pays a fixed monthly installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance.


    In the event of the prepayment in full (voluntarily or by acceleration) of a Rule of
78's Receivable, under the terms of the contract or loan, a "refund" or "rebate" will be made to the obligor of the portion of the total amount of payments then due and payable under  the  contract or  loan  allocable  to  "unearned" add-on  interest, calculated in
accordance with a method equivalent to the Rule of 78's. If an Actuarial Receivable is prepaid in full, with minor variations based upon state law, the Actuarial Receivable requires that the rebate be calculated on the basis of a constant interest rate. If a
Simple Interest Receivable is prepaid, rather than receive a rebate, the obligor is required to pay interest only to the date of prepayment. The amount of a rebate under a
Rule of 78's Receivable generally will be less than the amount of a rebate on an Actuarial
Receivable and generally will be less than the remaining scheduled payments of interest that would have been due under a Simple Interest Receivable for which all payments were made on schedule.

    Unless otherwise provided in the related Prospectus Supplement, each Trust will account for the Rule of 78's Receivables as if such Receivables were Actuarial Receivables.
Amounts received upon prepayment in full of a Rule of 78's Receivable in excess of the then outstanding principal balance of such Receivable and accrued interest thereon (calculated pursuant to the actuarial method) will not be paid to the Noteholders, if any, or passed through to the Certificateholders of the applicable series but will be paid to the Servicer as additional servicing compensation.


    Information with respect to each Receivables Pool will be set forth in the related
Prospectus Supplement, including, to the extent appropriate, the composition, the distribution by APR and by the states of origination, the portion of such Receivables Pool consisting of Precomputed Receivables and of Simple Interest Receivables and the portion of such Receivables Pool secured by new vehicles and by used vehicles.

DELINQUENCIES, REPOSSESSIONS AND NET LOSSES

    Certain information concerning the experience of the Company pertaining to delinquencies, repossessions and net losses with respect to new and used retail automobile, light duty truck, van and minivan receivables (including receivables previously sold which the Company continues to service) will be set forth in each Prospectus Supplement. There can be no assurance that the delinquency, repossession and net loss experience on any
Receivables Pool will be comparable to prior experience or to such information.

                  WEIGHTED AVERAGE LIFE OF THE SECURITIES


    The weighted average life of the Notes, if any, and the Certificates of any series will generally be influenced by the rate at which the principal balances of the related
Receivables are paid, which payment may be in the form of scheduled amortization or prepayments. (For this purpose, the term "prepayments" includes prepayments in full, partial prepayments (including those related to rebates of extended warranty contract costs and insurance premiums), liquidations due to default, losses caused by the issuance of an order by a court in any insolvency proceeding reducing the amount owed under a Receivable, as well as receipts of proceeds from physical damage, credit life and disability insurance policies and certain other Receivables repurchased by the Seller or the Servicer for administrative reasons.) All of the Receivables are prepayable at any time without penalty to the Obligor. The rate of prepayment of automotive receivables is influenced by a variety of economic, social and other factors, including the fact that an Obligor generally may not sell or transfer the Financed Vehicle securing a Receivable without the consent of the Seller. The rate of prepayment on the Receivables may also be influenced by the
structure  of the  loan.   In addition,  under certain  circumstances, the
Company or a
Transferor, if any, will be obligated to repurchase Receivables from a given Trust pursuant to the related Sale and Servicing Agreement or Pooling and Servicing Agreement as a result of breaches of representations and warranties and, under certain circumstances, the
Servicer will be obligated to purchase Receivables from such Trust pursuant to such Sale and Servicing Agreement or Pooling and Servicing Agreement as a result of breaches of certain covenants. See "Description of the Transfer and Servicing Agreements -- Sale and
Assignment of Receivables" and "-- Servicing Procedures". See also "Description of the
Transfer and Servicing Agreements -- Termination" regarding the Servicer's option to purchase the Receivables from a given Trust and "-- Insolvency Event" regarding the sale of the Receivables owned by an Owner Trust if an Insolvency Event with respect to the
Seller applicable to such Trust occurs.


    In light of the above considerations, there can be no assurance as to the amount of principal payments to be made on the Notes, if any, or the Certificates of a given series on each  Distribution Date since such amount will  depend, in part, on the amount of
principal collected on the related Receivables Pool during the applicable Collection
Period. Any reinvestment risks resulting from a faster or slower incidence of prepayment of Receivables will be borne entirely by the Noteholders, if any, and the Certificateholders of a given series. The related Prospectus Supplement may set forth certain additional information with respect to the maturity and prepayment considerations applicable to the particular Receivables Pool and the related series of Securities.

                   POOL FACTORS AND TRADING INFORMATION

    The "Note Pool Factor" for each class of Notes will be a seven-digit decimal which the
Servicer will compute prior to each distribution with respect to such class of Notes indicating the remaining outstanding principal balance of such class of Notes, as of the applicable Distribution Date  (after giving effect to  payments to be made on such
Distribution Date), as a fraction of the initial outstanding principal balance of such class of Notes.
The "Certificate Pool Factor" for each class of Certificates will be a seven-digit decimal which the Servicer will compute prior to each distribution with respect to such class of
Certificates indicating the remaining Certificate Balance of such class of Certificates, as of the applicable Distribution Date (after giving effect to distributions to be made on such Distribution Date), as a fraction of the initial Certificate Balance of such class of
Certificates. Each Note Pool Factor and each Certificate Pool Factor will initially be
1.0000000 and thereafter will decline to reflect reductions in the outstanding principal balance of the applicable class of Notes, or the reduction of the Certificate Balance of the applicable class of Certificates, as the case may be. A Noteholder's portion of the aggregate outstanding principal balance of the related class of Notes is the product of
(i) the original denomination of such Noteholder's Note and (ii) the applicable Note Pool
Factor. A Certificateholder's portion of the aggregate outstanding Certificate Balance for the related class of Certificates is the product of (a) the original denomination of such
Certificateholder's  Certificate and  (b) the applicable  Certificate Pool
Factor.


    Unless otherwise provided in the related Prospectus Supplement, the Noteholders, if any, and the Certificateholders will receive reports on or about each Distribution Date concerning, with respect to the Collection Period immediately preceding such Distribution
Date, payments received on the Receivables, the Pool Balance (as such term is defined in such Prospectus  Supplement), each  Certificate Pool  Factor or  Note Pool
Factor, as
applicable, and various other items of information. In addition, Securityholders of record during any calendar year will be furnished information for tax reporting purposes not later than the latest date permitted by law. See "Certain Information Regarding the Securities -- Reports to Securityholders".


                              USE OF PROCEEDS


    Unless otherwise provided in the related Prospectus Supplement, the net proceeds from the sale of the Securities of a series will be applied by the applicable Trust (i) to the purchase of the Receivables from the Seller, (ii) to make the initial deposit into the
Reserve Account, if any, (iii) to make the deposit, if any, of the Pre-Funded Amount into the Pre-Funding Account, if any, and (iv) to make the initial deposit, if any, to the
Collateral Reinvestment  Account, if any.   Unless otherwise  specified in
the related
Prospectus Supplement, the Seller will use that portion of such net proceeds paid to it with respect to any such Trust for general corporate purposes.


                        THE COMPANY AND THE SELLER

THE COMPANY


    The Company is a specialty finance company primarily engaged in financing the purchase of used automobiles by acquiring dealer-originated
retail  installment contracts and installment loans.   Since the  Company's
incorporation in March 1991, it has expanded its operations by targeting and servicing an under-served market -- financing used automobile purchases by consumers who have limited access to traditional sources of credit.
In general, the Company serves two customers, the automobile dealer and, indirectly, the dealer's customer, the "non-prime" borrower.
See "First Merchants' Automobile Financing Program -- General" in the related Prospectus Supplement.

    The Company is a Delaware corporation. The Company's principal executive office and mailing address is 570 Lake Cook Road, Suite 126, Deerfield, Illinois 60015 and its telephone number is (847) 948-9300.
The  common stock of the  Company is quoted on The Nasdaq Stock Market's
National  Market  under the  symbol  "FMAC".   The Company is subject to
the informational requirements of the Exchange Act and in accordance therewith files reports and other information with the Commission.


    The   Company  will  take   steps  in  structuring   the  transactions
contemplated hereby that are intended to ensure that the voluntary or involuntary application for relief by the Company under any Insolvency Laws will not result in the consolidation of the assets and liabilities of the related Transferor, if any, or the related Trust with those of the
Company.  These  steps include the creation  of a  Transferor as  a separate, limited-purpose subsidiary pursuant to a certificate of incorporation containing certain limitations on its activities (including restrictions on the nature of such Transferor's business, the requirement of an independent director being on such Transferor's Board of Directors and a restriction on such Transferor's ability to commence a voluntary
case or proceeding   under  any  Insolvency   Law  without  the   prior
unanimous affirmative vote of all of its directors).

THE SELLER


    With respect to each series of Securities, the Seller will be either the Company or a Transferor. Each Transferor, if any, will be a special-purpose finance subsidiary of the Company.




                        DESCRIPTION OF THE NOTES

GENERAL

    Each Owner Trust may issue one or more classes of Notes pursuant to an Indenture, a form of which has been filed as an exhibit to the Registration Statement of which this Prospectus forms a part. The following summary does not purport to be complete and is subject to, and is qualified in its entirety by reference to, all the provisions of the Notes and the Indenture.




    Unless otherwise specified in the related Prospectus Supplement, each class of Notes will initially be represented by one or more Notes, in  each  case registered in the name of the nominee of DTC (together with any successor depository selected by the Trust, the "Depository"), except as
set forth below.   Unless otherwise specified in the related Prospectus
Supplement,  the  Notes  will  be  available  for  purchase in denominations
of $1,000 and integral multiples  thereof in book-entry form only.   The
Company has been informed by DTC that DTC's nominee will be Cede, unless another nominee is specified in the related Prospectus Supplement. Accordingly, such nominee is expected to be the holder of record of the
Notes  of each class.   Unless and  until Definitive Notes (as defined
herein) are issued under the limited circumstances described herein or in the related Prospectus Supplement, no Noteholder will be entitled to receive a physical certificate representing a Note. All references herein and in the related Prospectus Supplement to actions by Noteholders refer to actions taken by DTC upon instructions from its participating organizations (the "Participants"), and all references herein and in the related Prospectus Supplement to distributions, notices, reports and statements to Noteholders refer to distributions, notices, reports and statements to DTC or its nominee, as the registered holder of the Notes, for distribution to Noteholders in accordance with DTC's procedures with respect thereto. See "Certain Information Regarding the Securities -- Book-Entry Registration" and "-- Definitive Securities".


PRINCIPAL AND INTEREST ON THE NOTES


    The timing and priority of payment, seniority, allocations of  losses,
Interest Rate and amount of or method of determining payments  of principal and interest on each class of Notes of  a  given series  will  be described in the  related  Prospectus Supplement.  The right of holders of  any class of Notes  to receive payments  of principal  and interest may be senior or  subordinate to  the rights  of holders  of any  other class  or classes of Notes of such series,  as described in  the related Prospectus
Supplement.  Unless otherwise provided in the related Prospectus Supplement, payments of interest on the Notes of such series will
be made prior  to payments of  principal thereon.   If so provided in  the
related Prospectus Supplement,  a  series may  include  one or  more  classes of  Strip Notes entitled to (i) principal  payments  with  disproportionate, nominal or  no  interest payments or (ii) interest  payments  with disproportionate,  nominal  or  no principal payments.  Each class of  Notes may  have  a different  Interest  Rate,  which may  be a  fixed, variable or adjustable Interest Rate (and which may be  zero for certain classes of
Strip Notes), or any combination  of the  foregoing.   The related  Prospectus
Supplement  will specify the Interest Rate  for each  class  of  Notes of a  given  series or  the  method  for determining such Interest
Rate.  See  also "Certain  Information Regarding  the Securities  -- Fixed
Rate Securities" and "-- Floating Rate  Securities".  One or more classes  of
Notes of a series may be redeemable in whole  or in  part under  the
circumstances  specified  in the  related Prospectus Supplement,							       =
including, if a Pre-Funding Account or Collateral Reinvestment Account has
been established with respect to a related series, from amounts remaining in the applicable account at the end of the Funding Period or Revolving Period,
as the case may be, or as a result of the Servicer's exercising its option to purchase the related Receivables Pool.
<R/>

    To the extent specified in any Prospectus Supplement, one or more classes of Notes of a given series may have fixed principal payment schedules, as set forth in such Prospectus Supplement; Noteholders of such Notes would be entitled to receive as payments of principal on any given Distribution Date the applicable amounts set forth on such schedule with respect to such Notes, in the manner and to the extent set forth in the related Prospectus Supplement.




    Unless otherwise specified in the related Prospectus Supplement, payments to holders of Notes of all classes within a series in respect of interest will have the same priority.
Under certain circumstances, the amount available for such payments could be less than the amount of interest payable on the Notes on any of the dates specified for payments in the related Prospectus Supplement (each, a "Distribution Date"), in which case each class of Noteholders will receive its ratable share (based upon the aggregate amount of interest due to the holders of  such class of Notes) of the  aggregate amount available
to be distributed in respect of interest  on the Notes of such series.   See
"Description of the Transfer and Servicing Agreements -- Distributions" and "-- Credit and Cash Flow Enhancement".

    In the case of a series of Securities which includes two or more classes of Notes, the sequential order and priority of payment in respect of principal and interest, and any schedule or formula or other provisions applicable to the determination thereof, of each such class will be set forth in the related Prospectus Supplement. Payments in respect of principal of and interest on any class of Notes will be made on a pro rata basis among all the Noteholders of such class. One or more classes of Notes of a series may be redeemable in whole or in part under the circumstances specified in the related Prospectus Supplement, including, if a Pre-Funding Account or Collateral Reinvestment Account has been established with respect to the related series, from amounts remaining in the applicable account at the end of the Funding Period or Revolving Period, as the case may be, or as a result of the exercise by the Servicer, a subservicer or such other party as may be specified in the related Prospectus Supplement of its option to purchase the related Receivables Pool. See "Description of the Transfer and Servicing Agreements -- Termination".


CERTAIN PROVISIONS OF THE INDENTURE


    Events of Default; Rights upon Event of Default. With respect to the Notes of a given series, unless otherwise specified in the related Prospectus Supplement, "Events of Default" under the related Indenture will include the following: (i) a default for five days or more in the payment of any interest on any such Note; (ii) a default in the payment of the principal, or any installment of the principal, of any such Note when the same becomes due and payable; (iii) a default in the observance or performance of any covenant or agreement of the applicable
Trust made in such Indenture and the continuation of any such default for a period of 30 days after notice thereof is given to such Trust by the applicable Indenture Trustee or to such Trust and such Indenture Trustee by the holders of at least 25% in principal amount of such Notes then outstanding; (iv) any representation or warranty made by such Trust in such Indenture or in any certificate delivered pursuant thereto or in connection therewith having been incorrect in a material respect as of the time made, if such breach is not cured within 30 days after notice thereof is given to such Trust by the applicable Indenture Trustee or to such Trust and such Indenture Trustee by the holders of at least
25% in principal amount of such Notes then outstanding; or (v) certain events of bankruptcy, insolvency, receivership or liquidation of the applicable Trust. However, the amount of principal required to be paid to Noteholders of such series under the related Indenture will generally be limited to amounts available to be deposited in the applicable Note Distribution Account. Therefore, unless otherwise specified in the related Prospectus Supplement, the failure to pay principal on a class of Notes generally will not result in the occurrence of an Event of Default until the final scheduled Distribution Date for such class of Notes.


    Unless otherwise specified in the related Prospectus Supplement, if an Event of Default should occur and be continuing with respect to the Notes of any series, the related Indenture Trustee or holders of a majority in principal amount of such Notes then outstanding may declare the principal of such Notes to be immediately due and payable. Unless otherwise specified in the related Prospectus Supplement, such declaration may, under certain circumstances, be rescinded by the holders of a majority in principal amount of such Notes then outstanding.


    If the Notes of  any series are declared due and  payable following an
Event of Default with   respect  thereto,  the  related  Indenture  Trustee
may institute proceedings to collect amounts due or foreclose on Trust Property, exercise remedies as a secured party, sell the related Receivables or elect to have the applicable Trust maintain possession of such Receivables and continue to apply collections on such Receivables as if there had been no declaration of acceleration. Unless otherwise specified in the related Prospectus Supplement, however, such Indenture Trustee is prohibited from selling such Receivables following an Event of Default, other than a default in the payment of any principal of, or a default for five days or more in the payment of any interest on, any Note of such series, unless (i) the holders of all such outstanding Notes consent to such sale, (ii) the proceeds of such sale are sufficient to pay in full the principal of and the accrued interest on such outstanding Notes at the date of such sale or (iii) such Indenture Trustee determines that the proceeds of the Receivables would not be sufficient on an ongoing basis to make all payments on such Notes as such payments would have become due if such obligations had not been declared due and payable, and such Indenture Trustee obtains the consent of the holders of a majority of the aggregate outstanding principal amount of such Notes.

    Subject to the provisions of the applicable Indenture relating to the duties of the related Indenture Trustee, if an Event of Default occurs and is continuing with respect to a series of Notes, such Indenture Trustee will be under no obligation to exercise any of the rights or powers under such Indenture at the request or direction of any of the holders of such Notes if such Indenture Trustee reasonably believes it will not be adequately indemnified against the costs, expenses and liabilities which
might be incurred by it in complying   with   such  request.  Subject to
the provisions for indemnification and certain limitations contained in the related Indenture, the holders of a majority in principal amount of the outstanding Notes of a given series will have the right to direct the time, method and place of conducting any proceeding or any remedy available to the applicable Indenture Trustee, and the holders of a majority in principal amount of such Notes then outstanding may, in certain cases, waive any default with respect thereto, except a default in the payment of principal or interest or a default in respect of a covenant or provision of such Indenture that cannot be modified without the waiver or consent of all the holders of each such outstanding Note.


    Unless otherwise specified in the related Prospectus Supplement, no holder of a Note of any series will have the right to institute any proceeding with respect to the related Indenture, unless (i) such holder previously has given to the applicable Indenture Trustee written notice of a continuing Event of Default, (ii) the holders of not less than 25% in principal amount of the outstanding Notes of such series have made written request to such Indenture Trustee to institute such proceeding in its own name as Indenture Trustee, (iii) such holder or holders have offered such Indenture Trustee reasonable indemnity, (iv) such Indenture Trustee has for 60 days failed to institute such proceeding and (v) no direction inconsistent with such written request has been given to such Indenture Trustee during such 60-day period by the holders of a majority in principal amount of such outstanding Notes.


    In addition, unless otherwise specified in the related Prospectus Supplement, each Indenture Trustee and the related Noteholders, by accepting the related Notes, will covenant that they will not at any time institute against the Seller or the applicable Trust any bankruptcy, reorganization or other proceeding under any federal or state bankruptcy or similar law.


    With respect to any Trust, neither the related Indenture Trustee nor the related Trustee in its individual capacity, nor any holder of a Certificate representing an ownership interest in such Trust nor any of their respective owners, beneficiaries, agents, officers, directors, employees, affiliates, successors or assigns will, in the absence of an express agreement to the contrary, be personally liable for the payment of the principal of or interest on the related Notes or for the agreements of such Trust contained in the applicable Indenture.


    Certain Covenants. Each Indenture will provide that the related Trust may not consolidate with or merge into any other entity, unless, among such other requirements as may be specified in the related Prospectus Supplement, (i) the entity formed by or surviving such consolidation or merger is organized under the laws of the United States, any state or the District of Columbia, (ii) such entity expressly assumes such Trust's obligation to make due and punctual payments upon the Notes of the related series and to perform or observe every agreement and covenant of such Trust under the Indenture, (iii) no Event of Default shall have occurred and be continuing immediately after such merger or consolidation, (iv) such Trust has been advised that the rating of the Notes (and, if so provided in such Indenture, the Certificates) of such series then in effect would not be reduced or withdrawn by the Rating Agencies as a result of such merger or consolidation and (v) such Trust has received an opinion of counsel to the effect that such consolidation or merger would have no material adverse tax consequence to the Trust or to any related Noteholder or Certificateholder.

    No Owner Trust will, among other things, (i) except as expressly permitted by the applicable Indenture, the applicable Transfer and Servicing
Agreements or certain related documents  with  respect   to  such  Trust
(collectively,   the  "Related Documents"), sell, transfer, exchange  or
otherwise dispose of any of the assets of such Trust, (ii) claim any credit on or make any deduction from the principal and interest payable in respect of the Notes of the related series (other than amounts properly withheld under the Code or applicable state law) or assert any claim against any present or former holder of such Notes because of the payment of taxes levied or assessed upon such Trust, (iii) permit the validity or effectiveness of such Indenture to be impaired or permit any person to be released from any covenants or obligations with respect to such Notes under such Indenture except as may be expressly permitted thereby or (iv) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance to be created on or extend to or otherwise arise upon or burden the assets of such Trust or any part thereof, or any interest therein or the proceeds thereof.


    No Trust may engage in any activity  other than as described herein or
in the Prospectus  Supplement.   No Trust  will  incur, assume  or  guarantee
any indebtedness other than indebtedness incurred pursuant to the related Notes and the related Indenture, pursuant to any Advances made to it by the Servicer or otherwise in accordance with the Related Documents.

    Modification of Indenture. Each Owner Trust and the related Indenture Trustee may, with the consent of the holders of a majority of the outstanding Notes of the related series, execute a supplemental indenture to add provisions to, change in any manner or eliminate any provisions of, the related Indenture, or modify (except as provided below) in any manner the rights of the related Noteholders.


    However,  unless  otherwise  specified   in  the  related   Prospectus
Supplement with respect to a series of Notes, without the consent of the holder of each such outstanding Note affected thereby, no supplemental indenture will: (i) change the due date of any installment of principal of or interest on any such Note or reduce the principal amount thereof, the interest rate specified thereon or the redemption price with respect thereto or change any place of payment where or the coin or currency in which any such Note or any interest thereon is payable; (ii) impair the right to institute suit for the enforcement of certain provisions of the related Indenture regarding payment; (iii) reduce the percentage of the aggregate amount of the outstanding Notes of such series, the consent of the holders of which is required for any such supplemental indenture or the consent of the holders of which is required for any waiver of compliance with certain provisions of such Indenture or of certain defaults thereunder and their consequences as provided for in such Indenture; (iv) modify or alter the provisions of such Indenture regarding the voting of Notes held by the applicable Trust, any other obligor on such Notes, the Seller or an affiliate of any of them;
(v) reduce the percentage of the aggregate outstanding amount of such Notes, the consent of the holders of which is required to direct the related Indenture Trustee to sell or liquidate the Receivables if the proceeds of such sale would be insufficient to pay the principal amount and accrued but unpaid interest on the outstanding Notes of such series; (vi) decrease the percentage of the aggregate principal amount of such Notes required to amend the sections of such Indenture which specify the applicable percentage of the aggregate principal amount of the Notes of such series necessary to amend such Indenture or certain other related agreements; or
(vii) permit the creation of any lien ranking prior to or on a parity with the lien of such Indenture with respect to any of the collateral for such Notes or, except as otherwise permitted or contemplated in such Indenture, terminate the lien of such Indenture on any such collateral or deprive the holder of any such Note of the security afforded by the lien of such Indenture.


    Unless  otherwise provided in the applicable Prospectus Supplement, an
Owner Trust and the   applicable  Indenture  Trustee  may  also  enter  into
supplemental indentures, without obtaining the consent of the Noteholders of the related series, for the purpose of, among other things, adding any provisions to or changing in any manner or eliminating any of the provisions of the related Indenture or of modifying in any manner the rights of such Noteholders; provided that such action will not materially and adversely affect the interest of any such Noteholder.

    Annual Compliance Statement. Each Owner Trust that issues Notes will be required to file annually with the related Indenture Trustee a written statement as to the fulfillment of its obligations under the Indenture.


    Indenture Trustee's  Annual Report.   The Indenture  Trustee for  each
Owner Trust that issues Notes will be required to mail each year to all related Noteholders a brief report relating to its eligibility and qualification to continue as Indenture Trustee under the related Indenture, any amounts advanced by it under the Indenture, the amount, interest rate and maturity date of certain indebtedness owing by the related Owner Trust to the applicable Indenture Trustee in its individual capacity, the property and funds physically held by such Indenture
Trustee as such and any action taken by it that materially affects the related Notes and that has not been previously reported.


    Satisfaction  and  Discharge  of  Indenture.   An  Indenture  will  be
discharged with respect to the collateral securing the related Notes upon the delivery to the related Indenture Trustee for cancellation of all such Notes or, with certain limitations, upon deposit with such Indenture Trustee of funds sufficient for the payment in full of all such Notes.

THE INDENTURE TRUSTEEE

    The Indenture Trustee for a series of Notes will be specified in the related Prospectus Supplement. The Indenture Trustee for any series may resign at any time, in which event the related Owner Trust will be obligated to appoint a successor trustee for such series. An Owner Trust may also remove any such Indenture Trustee if such Indenture
Trustee ceases  to  be eligible  to continue  as  such under  the  related
Indenture or if such Indenture  Trustee becomes insolvent.   In such
circumstances, such Owner Trust will be obligated to appoint a successor trustee for the applicable series of Notes. Any resignation or removal of the Indenture Trustee and appointment of a successor trustee for any series of Notes does not become effective until acceptance of the appointment by the successor trustee for such series.

                      DESCRIPTION OF THE CERTIFICATES

GENERAL

    With respect to each Trust, one or more classes of Certificates of the related series will be issued pursuant to the terms of a Trust Agreement or a Pooling and Servicing Agreement, a  form of each  of which has been filed as an  exhibit to the Registration Statement  of which this  Prospectus
forms a part.   The following summary does not purport to be  complete and is subject to, and is qualified in its entirety by reference to, all the provisions of the Certificates and the Trust Agreement or Pooling and Servicing Agreement, as applicable.


    Unless otherwise specified in the related Prospectus Supplement and except for the Certificates, if any, of a given series purchased by the Seller, each class of Certificates will initially be represented by one or more Certificates registered in the name of the Depository, except as set forth below. Unless otherwise specified in the related Prospectus Supplement and except for the Certificates, if any, of a given series purchased by the Seller, the Certificates will be available for purchase in minimum denominations of $1,000 and integral multiples thereof in book-entry form
only.   The Company has been informed by DTC that DTC's nominee will be Cede, unless another nominee is specified in the related Prospectus Supplement. Accordingly, such nominee is expected to be the holder of record of the Certificates of any series that are not purchased by the Seller. Unless and until Definitive Certificates (as defined herein) are issued under the limited circumstances described herein or in the related Prospectus Supplement, no Certificateholder (other than the Seller) will be
entitled  to receive a physical certificate representing a Certificate.   All
references herein and in the related Prospectus Supplement to actions by Certificateholders refer to actions taken by DTC upon instructions from the Participants, and all references herein and in the related Prospectus Supplement to distributions, notices, reports and statements to Certificateholders refer to distributions, notices, reports and statements to DTC or its nominee, as the case may be, as the registered holder of the Certificates, for distribution to Certificateholders in accordance with
DTC's procedures  with respect thereto.   See "Certain Information Regarding
the Securities -- Book-Entry Registration" and " -- Definitive Securities". Any Certificates of a given series owned by the Seller or its affiliates will be entitled to equal and proportionate benefits under the applicable Trust Agreement or Pooling and Servicing Agreement, except that such Certificates
will  be deemed not to be outstanding for the  purpose   of  determining
whether the requisite percentage of Certificateholders has given any request, demand, authorization, direction, notice or consent or taken any other action under the Related Documents (other than the commencement by the related Trust of a voluntary proceeding in bankruptcy as described under "Description of the Transfer and Servicing Agreements --
Insolvency Event").


DISTRIBUTIONS OF PRINCIPAL AND INTEREST


    The timing and priority of distributions, seniority, allocations of losses, Pass Through Rate and amount of or method of determining distributions with respect to principal of and interest on each class of Certificates of a given series will be described in the
related   Prospectus  Supplement.    Distributions  of  interest  on  such
Certificates will be made on the Distribution Dates specified in the related Prospectus Supplement and will be made prior to distributions with respect to principal of such Certificates. To the extent provided in the related Prospectus Supplement, a series may include one or more classes of
Strip Certificatesentitled to (i) distributionsin respect ofprincipal with disproportionate, nominal or no interest distributions or (ii) interest distributions with disproportionate, nominal or no distributions in respect of principal. Each class of Certificates may have a different Pass Through Rate, which may be a fixed, variable or adjustable Pass Through Rate (and which may be zero for certain classes of Strip Certificates) or any combination of the foregoing. The related Prospectus Supplement will specify the Pass  Through Rate for each  class of Certificates of  a given
series or the method  for  determining  such  Pass  Through  Rate.   See  also
"Certain Information Regarding the Securities  -- Fixed Rate Securities"
and "-- Floating  Rate Securities".  Unless otherwise
provided in the related Prospectus Supplement, distributions in respect of the Certificates of a given series  that includes Notes may be subordinated
to payments in respect of the Notes  of  such  series  as   more  fully
described in such Prospectus Supplement. Unless otherwise provided in the related Prospectus Supplement, distributions in respect of interest on and principal of any class of Certificates will be made on a pro rata basis among all the Certificateholders of such class.

    In the case of a series of Certificates which includes two or more classes of Certificates, the timing, sequential order, priority of payment or amount of distributions in respect of interest and principal, and any schedule or formula or other provisions applicable to the determination thereof, of each such class shall be as set forth in the related Prospectus Supplement. One or more classes of Certificates of a series may be redeemable in whole or in part under the circumstances specified in the related Prospectus Supplement, including, if a Pre-Funding Account or Collateral Reinvestment Account has been established with respect to the related series, from amounts remaining in the applicable account at the end of the Funding Period or Revolving Period, as the case may be, or as a result of the exercise by the Servicer, a subservicer or such other party as may be specified in such Prospectus Supplement of its
option to  purchase the related Receivables Pool.   See  "Description  of
the Transfer  and  Servicing Agreements  --  Termination".


               CERTAIN INFORMATION REGARDING THE SECURITIES

FIXED RATE SECURITIES

    Each class of Securities (other than certain classes of Strip Notes or Strip Certificates) may bear interest at a fixed rate per annum ("Fixed Rate Securities") or at a variable or adjustable rate per annum ("Floating Rate Securities"), as more fully described below and in the applicable Prospectus Supplement. Each class of Fixed Rate Securities will bear interest at the applicable per annum Interest Rate or Pass Through Rate, as the case may be, specified in the applicable Prospectus Supplement.
Unless otherwise set forth in the applicable Prospectus Supplement, interest on each class of Fixed Rate Securities will be computed on the
basis of a 360-day year of twelve 30-day months.   See "Description of the
Notes -- Principal and Interest on the Notes" and "Description of the Certificates -- Distributions of Principal and Interest".

FLOATING RATE SECURITIES


    Each class of Floating Rate Securities will bear interest for each applicable Interest Reset Period (as such term is defined in the related Prospectus Supplement with respect to a class of Floating Rate Securities) at a rate per annum determined by reference to an interest rate basis
(the "Base Rate"), plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any, in each case as specified in such Prospectus Supplement. The "Spread" is the number of basis points (one basis point equals one one-hundredth of a percentage point) that may be specified in the applicable Prospectus Supplement as being applicable to such class, and the "Spread Multiplier" is the percentage that may be specified in the applicable Prospectus Supplement as being applicable to such class.


    The applicable Prospectus Supplement will designate one of the following Base Rates as applicable to a given Floating Rate Security:
(i) LIBOR  (a "LIBOR Security"), (ii) the Commercial  Paper Rate
(a "Commercial  Paper Rate  Security"), (iii)  the Treasury Rate (a
"Treasury Rate Security"), (iv) the Federal Funds Rate (a "Federal Funds Rate Security"), (v) the CD Rate (a "CD Rate Security") or (vi) such other
Base Rate as is set forth in such Prospectus Supplement.   The  "Index
Maturity"  for any class  of Floating Rate Securities is
the period of maturity of the instrument or obligation from which the Base Rate is calculated. "H.15(519)" means the publication entitled "Statistical Release H.15(519), Selected Interest Rates", or any successor publication, published by the Board of Governors of the Federal Reserve
System.   "Composite Quotations" means  the daily statistical release entitled "Composite 3:30 p.m. Quotations for U.S. Government Securities" published by the Federal Reserve Bank of New York. "Interest Reset Date" will be the first day of the applicable Interest Reset Period, or such other day as may be specified in the related Prospectus Supplement with respect to a class of Floating Rate Securities.

    As specified in the applicable Prospectus Supplement, Floating Rate Securities of a given class may also have either or both of the following (in each case expressed as a rate per annum): (i) a maximum limitation, or ceiling, on the rate at which interest may accrue during any interest period and (ii) a minimum limitation, or floor, on the rate at which interest
may  accrue during  any  interest period.   In  addition  to any maximum
interest rate that may be applicable to any class of Floating Rate Securities, the interest rate applicable to any class of Floating Rate Securities will in no event be higher than the maximum rate permitted by applicable law, as the same may be modified by United States law of general application.

    Each Trust with respect to which a class of Floating Rate Securities will be issued will appoint, and enter into agreements with, a calculation agent (each, a "Calculation Agent") to calculate interest rates on each such class of Floating Rate Securities issued with respect thereto. The applicable Prospectus Supplement will set forth the identity of the Calculation Agent for each such class of Floating Rate Securities of a given series, which may be either the related Trustee or Indenture Trustee with respect to such series. All determinations of interest by the Calculation Agent shall, in the absence of manifest error, be conclusive for all purposes and binding on the holders of Floating Rate Securities of a given class. Unless otherwise specified in the applicable Prospectus Supplement, all percentages resulting from any calculation of the rate of interest on a Floating Rate Security will be rounded, if necessary, to the nearest 1/100,000 of 1% (.0000001), with five one-millionths of a percentage point rounded upward.

    CD Rate Securities. Each CD Rate Security will bear interest for each Interest Reset Period at the interest rate calculated with reference to the CD Rate and the Spread or Spread Multiplier, if any, specified in such Security and in the applicable Prospectus Supplement.

    Unless otherwise  specified in the  applicable Prospectus  Supplement, the "CD Rate" for each Interest Reset Period shall be the rate as of the
second business day prior to the Interest  Reset  Date   for  such  Interest
Reset   Period  (a  "CD  Rate Determination Date") for
negotiable certificates of deposit having the Index Maturity designated in the applicable Prospectus Supplement as published in H.15(519) under the heading "CDs (Secondary Market)". In the event that such rate is not published prior to 3:00 p.m., New York City time, on the
Calculation  Date   (as  defined  below)   pertaining  to  such   CD  Rate
Determination Date, then the "CD Rate" for such Interest Reset Period will be the rate on such CD Rate Determination Date for negotiable certificates of deposit of the Index Maturity designated in the applicable Prospectus Supplement as published in Composite Quotations under the heading
"Certificates of Deposit".   If by 3:00 p.m., New York City  time, on such
Calculation Date such  rate  is  not  yet   published  in  either  H.15(519)
or Composite Quotations, then the "CD Rate" for such Interest Reset Period will be calculated by the Calculation Agent for such CD Rate Security and will be the arithmetic mean of  the secondary market offered rates as of 10:00 a.m., New York City time, on such CD Rate Determination  Date, of
three leading nonbank dealers in negotiable U.S.   dollar certificates of
deposit in The City of New York selected by the Calculation Agent for such CD Rate Security for negotiable certificates of deposit of major United States money center banks of the highest credit standing (in the market for negotiable certificates of deposit) with a remaining maturity closest to the Index Maturity designated in the related Prospectus Supplement in a denomination of $5,000,000; provided, however, that if the dealers selected as aforesaid by such Calculation Agent are not quoting offered rates as mentioned in this sentence, the "CD Rate" for such Interest Reset Period will be the same as the CD Rate for the immediately preceding
Interest Reset Period.

    The "Calculation Date" pertaining to any CD Rate Determination Date shall be the first to occur of (a) the tenth calendar day after such CD Rate Determination Date or, if such day is not a business day, the next succeeding business day or (b) the second business day preceding the date any payment is required to be made for any period following the applicable Interest Reset Date.

    Commercial Paper Rate Securities. Each Commercial Paper Rate Security will bear interest for each Interest Reset Period at the interest rate calculated with reference to the Commercial Paper Rate and the Spread or Spread Multiplier, if any, specified in such Security and in the applicable Prospectus Supplement.

    Unless otherwise specified  in the  applicable Prospectus  Supplement, the "Commercial Paper Rate" for each Interest Reset Period will be determined by the Calculation Agent for such Commercial Paper Rate Security as of the second business day prior to the Interest Reset Date for such Interest Reset Period (a "Commercial Paper Rate Determination Date") and shall be the Money Market Yield (as defined below) on such Commercial
Paper Rate Determination  Date of  the rate  for  commercial paper  having the Index Maturity specified in the applicable Prospectus Supplement, as such rate shall be published in H.15(519) under the heading "Commercial Paper". In the event that such rate is not published prior to 3:00 p.m., New York City time, on the Calculation Date (as defined below)
pertaining to such Commercial Paper Rate Determination Date, then the "Commercial Paper Rate" for such Interest Reset Period shall be the Money Market Yield on such Commercial Paper Rate Determination Date of the rate for commercial paper of the specified Index Maturity as published in Composite Quotations under the heading "Commercial Paper".
If by 3:00 p.m., New York City time, on such Calculation Date such rate is not yet published in either H.15(519) or Composite Quotations, then the "Commercial Paper Rate" for such Interest Reset Period shall be the Money Market Yield of the arithmetic mean of the offered rates, as of 11:00 a.m.,
New   York  City   time,  on  such   Commercial  Paper   Rate
Determination Date of three leading dealers of  commercial paper in The
City of New York  selected by the Calculation Agent for such Commercial
Paper Rate Security for  commercial paper of the specified
Index Maturity placed for an industrial issuer whose bonds are rated "AA" or the equivalent by a nationally recognized rating agency; provided, however, that if the dealers selected as aforesaid by such Calculation
Agent are not quoting offered rates as mentioned in this sentence, the "Commercial Paper Rate" for such Interest Reset Period will be the same as the Commercial Paper Rate for the immediately preceding Interest Reset Period.

    "Money Market Yield" shall be a yield calculated in accordance with the following formula:

                                   D x  360
          Money Market Yield =  -------------  /  X 100
                                 360 - (D x M)

where "D" refers to the applicable per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal, and "M" refers to the actual number of days in the specified Index Maturity.

    The "Calculation Date" pertaining to any Commercial Paper Rate Determination Date shall be the first to occur of (a) the tenth calendar day after such Commercial Paper Rate Determination Date or, if such day is not a business day, the next succeeding business day or (b) the second business day preceding the date any payment is required to be made for any period following the applicable Interest Reset Date.

    Federal Funds Rate Securities.   Each Federal Funds Rate Security will
bear interest for each Interest Reset Period at the interest rate calculated with reference to the Federal Funds Rate and the Spread or Spread Multiplier, if any, specified in such Security and in the applicable Prospectus Supplement.

    Unless otherwise  specified in  the applicable  Prospectus Supplement, the "Federal Funds Rate" for each Interest Reset Period shall be the effective rate on the Interest Reset Date for such Interest Reset Period (a "Federal Funds Rate Determination Date") for Federal Funds as published in
H.15(519)  under  the  heading   "Federal  Funds (Effective)".  In the
event that such rate is not published prior to 3:00 p.m., New York City time, on the Calculation Date (as defined below) pertaining to such Federal Funds Rate Determination Date, the "Federal Funds Rate" for such Interest Reset Period shall be the rate on such Federal Funds Rate Determination Date as published in Composite Quotations under the heading "Federal Funds/Effective Rate". If by 3:00 p.m., New York City time, on such Calculation Date such rate is not yet published in either H.15(519) or Composite Quotations, then the "Federal Funds Rate" for such Interest Reset Period shall be the rate on such Federal Funds Rate Determination Date made publicly available by the Federal Reserve Bank of New York which is equivalent to the rate which appears in H.15(519) under the heading "Federal Funds (Effective)"; provided, however, that if such rate is not made publicly available by the Federal Reserve Bank of New York by 3:00 p.m., New York City time, on such Calculation Date, the "Federal Funds Rate" for such Interest Reset Period will be the same as the Federal Funds Rate in effect for the immediately preceding Interest Reset Period. In the case of a Federal Funds Rate Security that resets daily, the interest rate on such Security for the period from and including a Monday to but excluding the succeeding Monday will be reset by the Calculation Agent for such Security on such second Monday (or, if not a business day, on the next succeeding business day) to a rate equal to the average of the Federal Funds Rates in effect with respect to each such day in such week.

    The   "Calculation  Date"  pertaining   to  any  Federal   Funds  Rate
Determination Date shall be the next succeeding business day.

    LIBOR Securities.   Each  LIBOR Security will  bear interest  for each
Interest Reset Period at the interest rate calculated with reference to LIBOR and the Spread or Spread Multiplier, if any, specified in such Security and in the applicable Prospectus Supplement.


    Unless otherwise specified in the applicable Prospectus Supplement, with respect to LIBOR indexed to the offered rates for U.S. dollar deposits, "LIBOR" for each Interest Reset Period will be established by the Calculation Agent for any LIBOR Security and will equal the offered rate for United States dollar deposits for one month that appears on Telerate Page 3750 as of 11:00 a.m., London time, on the second LIBOR Business Day prior to the Interest Reset Date for such Interest Reset Period (the "LIBOR Determination Date"). "Telerate Page 3750" means the display page so designated on the Dow
Jones Telerate Service (or such other page as may replace that page on that service or such other service as may be nominated by the information vendor for the purpose of displaying London interbank offered rates of major banks). If such rate appears on Telerate Page 3750 on a LIBOR Determination Date, LIBOR for the related Interest Reset Period will be such rate.
If on  any LIBOR  Determination Date  such offered  rate does  not appear on Telerate Page  3750, the Calculation Agent will request each of the reference banks (which will be major banks that are engaged in transactions in the London interbank market selected by the Calculation Agent) to provide the Calculation Agent with its offered quotation for United States dollar deposits for one month to prime banks in the
London interbank market as of 11:00 a.m., London  time, on such date.   If
at least two reference banks provide the Calculation Agent with such offered quotations, LIBOR with respect to such date will be the arithmetic mean (rounded upwards, if necessary, to the nearest one-sixteenth of one percent) of all such quotations. If on such date fewer than two of the reference banks provide the Calculation Agent with such offered quotations, LIBOR with respect to such date will be the arithmetic mean (rounded upwards, if necessary, to the nearest one-sixteenth of one percent) of the offered per annum rates that one or more leading banks in The City of New York selected by the Calculation Agent are quoting as of 11:00 a.m., New York City time, on such date to leading European banks for United States dollar deposits for one month; provided, however, that if such banks are not quoting as described above, LIBOR with respect to such date will be LIBOR applicable to the immediately preceding Interest Reset Period.
"LIBOR Business Day" as used herein means a day that is both a Business Day and a day on which banking institutions in the City of London, England are not required or authorized by law to be closed.


    Treasury  Rate Securities.    Each Treasury  Rate  Security will  bear
interest for each Interest Reset Period at the interest rate calculated with reference to the Treasury Rate and the Spread or Spread Multiplier, if any, specified in such Security and in the applicable Prospectus Supplement.

    Unless otherwise  specified in  the applicable Prospectus  Supplement, the "Treasury Rate" for each Interest Period will be the rate for the auction held on the Treasury Rate Determination Date (as defined below)
for such Interest  Reset Period of direct obligations of  the  United
States ("Treasury bills") having the Index Maturity specified in the applicable Prospectus Supplement, as such rate shall be published in H.15(519) under the heading "U.S. Government Securities -- Treasury bills
 -- auction average (investment)" or, in the event that such rate is not published prior to 3:00 p.m., New York City time, on the
Calculation Date (as defined below) pertaining to such Treasury Rate Determination Date, the auction average rate (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) on  such Treasury Rate Determination
Date as otherwise announced by the United States Department of
the Treasury.   In the event that  the results of the  auction of Treasury bills having the specified Index Maturity are not published or reported as provided above by 3:00 p.m., New York City time, on such Calculation Date, or if no such auction is held on such Treasury Rate Determination Date, then the "Treasury Rate" for such Interest Reset Period shall be calculated by the Calculation Agent for such Treasury Rate Security and shall be the yield to maturity (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 p.m., New York City time, on such Treasury Rate Determination Date, of three leading primary United States government securities dealers selected by such Calculation Agent for the issue of Treasury bills with a remaining maturity closest to the specified Index Maturity; provided, however, that if the dealers selected as aforesaid by such Calculation Agent are not quoting bid rates as mentioned in this sentence, then the "Treasury Rate" for such Interest Reset Period will be the same as the Treasury Rate for the immediately preceding Interest Reset Period.

    The "Treasury Rate Determination Date" for each Interest Reset Period will be the day of the week in which the Interest Reset Date for such Interest Reset Period falls on which Treasury bills would normally be
auctioned.   Treasury bills are normally sold at auction on Monday of
each week, unless that day is a legal holiday, in which case the auction is normally held on the following Tuesday, except that such auction may be held on the preceding Friday. If, as the result of a legal holiday, an auction is so held on the preceding Friday, such Friday will be the Treasury Rate Determination Date pertaining to the Interest Reset Period commencing in the next succeeding week. If an auction date shall fall on any day that would otherwise be an Interest Reset Date for a Treasury Rate Security, then such Interest Reset Date shall instead be the business day immediately following such auction date.

    Unless otherwise specified in the applicable Prospectus Supplement, the "Calculation Date" pertaining to any Treasury Rate Determination Date shall be the first to occur of (a) the tenth calendar day after such Treasury Rate Determination Date or, if such a day is not a business day, the next succeeding business day or (b) the second business day preceding the date any payment is required to be made for any period following the applicable Interest Reset Date.

BOOK-ENTRY REGISTRATION


    Unless otherwise specified in the related Prospectus Supplement, DTC will act as securities depository for each class of Securities offered hereby. Each class of Securities initially will be represented by one or more certificates registered in the name of Cede, the nominee of DTC. As such, it is anticipated that the only "Noteholder" and/or "Certificateholder" with respect to a series of Securities will be Cede, as nominee of DTC. Beneficial owners of the Securities ("Security Owners") will not be recognized by the related Indenture Trustee as "Noteholders", as such term is used in each Indenture, or by the related Trustee as "Certificateholders", as such term is used in each Trust Agreement and Pooling and Servicing Agreement, and Security Owners will be permitted to exercise the rights of Noteholders or Certificateholders only indirectly through DTC and its Participants.


    DTC is a limited-purpose trust company organized under the laws of the State of New York, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the Uniform Commercial Code as in effect in the State of New York, and a "clearing agency" registered
pursuant to  the provisions of Section 17A  of the Exchange Act.   DTC was
created to hold securities for the Participants and to facilitate the clearance and settlement of securities transactions between Participants through electronic book-entries, thereby eliminating the need for physical movement of certificates. Participants include securities brokers and dealers, banks, trust companies and clearing corporations. Indirect access to the DTC system also is available to banks, brokers, dealers and
trust companies that  clear  through   or  maintain  a   custodial
relationship with a Participant, either directly or indirectly ("Indirect Participants").

    Unless otherwise specified in the related Prospectus Supplement, Security Owners that are not Participants or Indirect Participants but desire to purchase, sell or otherwise transfer ownership of, or an interest in, the Securities may do so only through Participants and Indirect Participants. In addition, all Security Owners will receive all distributions of principal and interest from the related Indenture Trustee or the related
Trustee, as applicable (the "Applicable Trustee"), through Participants. Under a book-entry format, Security Owners may experience some delay in their receipt of payments, since such payments will be forwarded by the Applicable Trustee to DTC's nominee. DTC will then forward such payments to the Participants, which thereafter will forward them to Indirect Participants or Security Owners.

    Under the rules, regulations and procedures creating and affecting DTC and its operations (the "Rules"), DTC is required to make book-entry transfers among Participants on whose behalf it acts with respect to the
Securities  and to receive and transmit distributions   of  principal   of
and  interest   on  the   Securities.  Participants and Indirect
Participants with which Security Owners have accounts with respect to the Securities similarly are required to make book-entry transfers and to receive and transmit such payments on behalf of their respective Security
Owners.   Accordingly, although Security Owners will not possess physical certificates representing the Securities, the Rules provide a mechanism by which Participants and Indirect Participants will receive payments and transfer interests, directly or indirectly, on behalf of Security Owners.


    Because DTC can act only on behalf of Participants, which in turn act on behalf of Indirect Participants and certain banks, the ability of a Security Owner to pledge Securities to persons or entities that do not participate in the DTC system, or otherwise take actions with respect to such Securities, may be limited due to the lack of a physical certificate representing such Securities.

    DTC has advised the Company that it will take any action permitted to be taken by a Security Owner under the Indenture, Trust Agreement or Pooling and Servicing Agreement, as applicable, only at the direction of one or more Participants to whose account with DTC the Securities are credited. DTC may take conflicting actions with respect to other undivided interests to the extent that such actions are taken on behalf of Participants whose holdings include such undivided interests.


    Except as required by law, none of the Seller, the Servicer, the related Administrator or the Applicable Trustee will have any liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of Securities of any series held by DTC's nominee, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

DEFINITIVE SECURITIES

    Unless otherwise specified in the related Prospectus Supplement, the Notes, if any, and the Certificates of a given series will be issued in fully registered, certificated form ("Definitive Notes" and "Definitive Certificates", respectively, and collectively referred to herein as
"Definitive  Securities")  to   Noteholders  or Certificateholders or
their respective  nominees, rather than  to DTC  or its  nominee, only  if
(i) the related Administrator of an Owner Trust or Trustee of a Grantor Trust, as applicable, determines that DTC is no longer willing or able to discharge properly its responsibilities as depository with respect to such Securities and such Administrator or Trustee is unable to locate a qualified successor (and if it is an Administrator that has made such determination, such Administrator so notifies the Applicable Trustee in writing), (ii) the Administrator or Trustee, as applicable, at its option, elects to terminate the book-entry system through DTC or (iii) after the occurrence of an Event of Default or a Servicer Default with respect to such Securities, Security Owners representing at least a majority of the outstanding principal amount of the Notes or the Certificates, as the case may be, of such series advise the Applicable Trustee through DTC in writing that the continuation of a book-entry system through DTC
(or a successor thereto) with respect to such Notes or Certificates is no longer in the best interest of the related Security Owners.


    Upon the occurrence of any event described in the immediately preceding paragraph, DTC or the Applicable Trustee will be required to notify all applicable Security Owners of a given series through Participants of the availability of Definitive Securities. Upon surrender by DTC
of  the  definitive  certificates   representing  the corresponding
Securities and receipt of instructions for re-registration, the Applicable Trustee will reissue such Securities as Definitive Securities to such Security Owners.


    Distributions of principal of, and interest on, such Definitive Securities will thereafter be made by the Applicable Trustee in accordance with the procedures set forth in the related Indenture or the related Trust Agreement or Pooling and Servicing Agreement, as
applicable, directly to holders of Definitive Securities in whose names the Definitive Securities were registered at the close of business on
the applicable Record Date specified for  such  Securities  in   the
related  Prospectus  Supplement.     Such distributions will be made
by  check mailed  to  the address  of such  holder  as it  appears on  the
register maintained by the  Applicable  Trustee.    The  final  payment on
any such Definitive Security, however, will be made only upon presentation and surrender of such Definitive Security at the office or agency specified in the notice of final distribution to the applicable Securityholders.

    Definitive Securities  will be  transferable and  exchangeable at  the offices of the Applicable  Trustee  or of  a  registrar named  in  a notice
delivered to holders of Definitive Securities.   No service  charge will
be imposed for any registration of transfer or exchange, but the Applicable Trustee may require payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith.

REPORTS TO SECURITYHOLDERS


    With respect to each series of Securities that includes Notes, on or prior to each Distribution Date, the Servicer will prepare and provide
to the related Indenture Trustee a  statement  to   be  delivered  to  the
related Noteholders on such Distribution Date, and on or prior to each Distribution Date, the Servicer will prepare and provide to the related Trustee a statement to be delivered to the related Certificateholders. With respect to each series of Securities, each such statement to be delivered to Noteholders will include (to the extent applicable) the following information (and any other information so specified in the related Prospectus Supplement) as to the Notes of such series with respect to such Distribution Date or the period since the previous Distribution Date, as applicable, and each such statement to be delivered to Certificateholders will include (to the extent applicable) the following information (and any other information so specified in such Prospectus Supplement) as to the Certificates of such series with respect to such Distribution Date or the period since the previous Distribution Date, as applicable:

        (i) the amount of the distribution allocable to principal of each class of such Notes and to the Certificate Balance of each class of such Certificates;


       (ii) the amount of the distribution allocable to interest on or with respect to each class of Securities of such series;

      (iii) the Pool Balance as of the close of business on the last day of the preceding Collection Period;

       (iv) the aggregate outstanding principal balance and the Note Pool Factor for each class of such Notes, and the Certificate Balance and the Certificate Pool Factor for each class of such Certificates, each as of the related record date;

        (v) the amount of the Servicing Fee paid to the Servicer with respect to the related Collection Period or Collection Periods, as the case may be;

        (vi) the Interest Rate or Pass Through Rate for the next period for any class of Notes or Certificates of such series with variable or adjustable rates;

       (vii) the amount of the aggregate realized losses, if any, for the related Collection Period;


      (viii) the  Noteholders'   Interest  Carryover   Shortfall,  the
    Noteholders' Principal Carryover Shortfall, the Certificateholders' Interest Carryover Shortfall and the Certificateholders' Principal Carryover Shortfall (each such term, if applicable, as defined in the related Prospectus Supplement), if any, in each case as applicable to each class of Securities, and the change in such amounts from the preceding statement;


        (ix) the aggregate Purchase Amounts for receivables, if any, that were repurchased in the related Collection Period;

         (x) the balance of the Reserve Account (if any) on such date, after giving effect to changes therein on such date;

        (xi) for each such date during the Funding Period (if any), the remaining Pre-Funded Amount;

        (xii) for the first such date that is on or immediately following the end of the Funding Period (if any), the amount of any remaining Pre-Funded Amount that has not been used to fund the purchase of Subsequent Receivables and is being passed through as payments of principal on the Securities of such series;


        (xiii) for each such date during the Revolving Period (if any), the remaining amount in the Collateral Reinvestment Account; and


        (xiv) for the first such date that is on or immediately following the end of the Revolving Period (if any), the amount remaining in the Collateral Reinvestment Account that has not been used to fund the purchase of Subsequent Receivables and is being passed through as payments of principal on the Securities of such series.

    Each amount set forth pursuant to subclauses (i), (ii), (v) and (viii) with respect to the Notes or the Certificates of any series will be expressed as a dollar amount per $1,000 of the initial principal balance of such Notes or the initial Certificate Balance of such Certificates, as applicable.

    Within the prescribed period of time for tax reporting purposes after the end of each calendar year during the term of each Trust, the Applicable Trustee will mail to each person who at any time during such calendar year has been a registered Securityholder with respect to such Trust and received any payment thereon a statement containing certain information for the purposes of such Securityholder's preparation of federal income tax returns. See "Certain Federal Income Tax Consequences".

LIST OF SECURITYHOLDERS


    Unless otherwise specified in the related Prospectus Supplement with respect to the Notes of any series, three or more holders of the Notes of such series or one or more holders of such Notes evidencing not less than 25% of the aggregate outstanding principal balance of such Notes may, by written request to the related Indenture Trustee, obtain access to the list of all Noteholders maintained by such Indenture Trustee for the purpose of communicating with other Noteholders with respect to their rights under the related Indenture or under such Notes. Such Indenture
Trustee may elect not to afford the requesting Noteholders access to the list of Noteholders if it agrees to mail the desired communication or proxy, on behalf of and at the expense of the requesting Noteholders, to all Noteholders of such series.


    Unless otherwise specified in the related Prospectus Supplement with respect to the Certificates of any series, three or more holders of the Certificates of such series or one or more holders of such Certificates evidencing not less than 25% of the Certificate Balance of such Certificates may, by written request to the related Trustee, obtain access to the list of all Certificateholders maintained by such Trustee for the purpose of communicating with other Certificateholders with respect to
their rights under the related Trust  Agreement  or  Pooling  and   Servicing
Agreement  or  under  such Certificates.


           DESCRIPTION OF THE TRANSFER AND SERVICING AGREEMENTS


    The following summary describes certain terms of each Sale and Servicing Agreement or Pooling and Servicing Agreement pursuant to which a Trust will purchase Receivables and other Trust Property from the Seller and the Servicer will agree to service such Receivables, each Trust Agreement or Pooling and Servicing Agreement, as applicable, pursuant to which a Trust will be created and Certificates will be issued and each Administration Agreement pursuant to which the Company will undertake certain administrative duties with respect to an Owner Trust that issues Notes (collectively, the "Transfer and Servicing Agreements"). Forms of the Transfer and Servicing Agreements have been filed as exhibits to the Registration Statement of which this Prospectus forms a part. This summary does not purport to be complete and is subject to, and qualified in its entirety by reference to, all the provisions of the Transfer and Servicing Agreements.


SALE AND ASSIGNMENT OF RECEIVABLES


    On the Closing Date specified with respect to any given Trust in the related Prospectus Supplement (the "Closing Date"), the Seller will, if  so specified in such Prospectus  Supplement, transfer  and  assign to the applicable Trustee, without recourse, pursuant to a Sale and Servicing Agreement or a Pooling and Servicing Agreement, as applicable, its entire interest in the Initial Receivables, including its security interests in the related Financed Vehicles. Each such Receivable will be identified in a schedule appearing as an exhibit to such Pooling and Servicing Agreement or Sale and Servicing Agreement (a "Schedule of
Receivables").    The applicable  Trustee  will,  concurrently  with  such
transfer and assignment, execute and deliver the related Notes and/or Certificates. Unless otherwise provided in the related Prospectus Supplement, the net proceeds received from the sale of the Certificates and the Notes of a given series will be applied to the purchase of the related Receivables and other Trust Property from the Seller and, to the extent specified in such Prospectus Supplement, to the deposit of the Pre-Funded Amount into the Pre-Funding Account and the initial deposit into the Collateral Reinvestment Account. The related Prospectus Supplement for a given Trust will specify whether, and the terms, conditions and manner under which, Subsequent Receivables will be sold by the Seller to the applicable Trust from time to time during any Funding Period or Revolving Period on each date specified as a transfer date in such Prospectus Supplement (each, a "Subsequent Transfer Date").

    In each Sale and Servicing Agreement or Pooling and Servicing Agreement, the Seller will represent and warrant to the applicable Trust, among other things, that: (i) the information provided in the related Schedule of Receivables is correct in all material respects as of the applicable Cutoff Date; (ii) the Obligor on each related Receivable is required to maintain physical damage insurance covering the Financed Vehicle in accordance with the Seller's normal requirements; (iii) as of the applicable Closing Date or the applicable Subsequent Transfer Date, if any, to the best of its knowledge, the related
Receivables are free  and clear of all  security interests, liens, charges
and encumbrances and  no   offsets,  defenses  or  counterclaims  have
been asserted or threatened; (iv) as of the Closing Date or the applicable Subsequent Transfer Date, if any, each of such Receivables is or will be secured by a first priority perfected security interest in favor of the Seller in the Financed Vehicle; and (v) each related Receivable, at the time it was originated, complied and, as of the Closing Date or the applicable Subsequent Transfer
Date, if any, complies in all material respects with applicable federal and state laws, including, without limitation, consumer credit, truth in lending, equal credit opportunity and disclosure laws; and the Seller will make any other representations and warranties that may be set forth in the related Prospectus Supplement.


    Unless otherwise provided in the related Prospectus Supplement, as of the last day of the second (or, if the Seller elects, the first) month following the discovery by or notice to the Seller of a breach of any representation or warranty of the Seller that materially and adversely
affects  the  interests   of  the  related  Trust  in  any Receivable, the
Seller, unless the breach is cured, will repurchase such Receivable from such Trust at a price equal to the unpaid principal balance owed by the Obligor thereof plus interest thereon at the respective APR to the last day of the month of repurchase (the "Purchase Amount"). The repurchase obligation constitutes the sole remedy available to the Certificateholders or the Trustee and any Noteholders or Indenture Trustee in respect of such Trust for any such uncured breach.


    Pursuant to each Sale and Servicing Agreement or Pooling and Servicing Agreement, to assure uniform quality in servicing the Receivables and to reduce administrative costs, the Seller and each Trust will designate the Servicer as custodian to maintain possession, as such Trust's agent, of the related motor vehicle retail installment sale contracts and installment loans and any other documents relating to the Receivables. The Seller's and the Servicer's accounting records and computer systems will reflect the sale and assignment of the related Receivables to the applicable Trust, and Uniform Commercial Code ("UCC") financing statements reflecting such sale and assignment will be filed.


ACCOUNTS


    With respect to Owner Trusts that issue Notes, the Servicer will establish and maintain with the related Indenture Trustee one or more
accounts, in  the name of the Indenture   Trustee   on   behalf   of   the
related Noteholders and Certificateholders, into which all payments made on or with respect to the related Receivables will be deposited (the "Collection Account"). The Servicer will establish and maintain with such Indenture Trustee an account, in the name of such Indenture Trustee on behalf of such Noteholders, into which amounts released from the Collection Account and any Pre-Funding Account, Collateral Reinvestment
Account,   Reserve  Account   or  other   credit enhancement for payment
to such Noteholders will be deposited and from  which all distributions to
such Noteholders will  be made  (the "Note  Distribution Account").   With
respect to each Owner Trust and each Grantor Trust, the Servicer will establish and maintain with the related Trustee an account, in the name of such Trustee on behalf of such Certificateholders, into which amounts released from the Collection Account and any Pre-Funding Account, any Collateral Reinvestment Account, Reserve Account or other credit or cash flow enhancement for distribution to such Certificateholders will be deposited and from which all distributions to such Certificateholders will be made (the "Certificate Distribution Account"). With respect to each Grantor Trust and each Owner Trust that does not issue Notes, the Servicer will also establish and maintain the Collection
Account and any other Trust Account (as defined herein) in the name of the related Trustee on behalf of the related Certificateholders.


    If so provided in the related Prospectus Supplement, the Servicer will establish for each series of Securities an additional account (the "Payahead Account"), in the name of the related Indenture Trustee (in the case of Owner Trusts that issue Notes) or Trustee (in the case of a Grantor Trust or an Owner Trust that does not issue Notes), into which, to the extent required in the related Sale and Servicing Agreement or Pooling and Servicing Agreement, as applicable, early payments made by or on behalf of Obligors on Precomputed Receivables will be deposited until such time as such payments become due. Until such time as payments are transferred from the Payahead Account to the Collection Account, they will not constitute collected interest or collected principal and will not be available for distribution to Noteholders or Certificateholders.


    If so provided in the related Prospectus Supplement, the Servicer will establish and maintain a Pre-Funding Account, in the name of the related Trustee on behalf of the related Securityholders, into which the
Seller will  deposit the  Pre-Funded Amount  on the related  Closing Date.
The Pre-Funded Amount will  not exceed 40%  of the initial aggregate principal amount of the Notes and Certificates of the related series. In addition, if so provided in the related Prospectus Supplement, the Servicer will establish and maintain a Collateral Reinvestment Account, in the name of the related Trustee on behalf of the related Securityholders, into which the Seller will deposit the amount, if any, specified in such Prospectus Supplement.  During the Revolving Period, principal will not be distributed on the Securities of the related
series, and principal collections, together with (if and to the extent described in the related Prospectus Supplement) interest collections on the Receivables that are in excess of amounts required to be distributed therefrom, will be deposited from time to time in the Collateral Reinvestment Account. The Pre-Funded Amount and the amounts on deposit in the
Collateral Reinvestment Account will be used by the related Trustee to purchase Subsequent Receivables from the Seller from time to time during
the Funding Period and Revolving Period, respectively.   The amounts on
deposit in the Pre-Funding Account during the Funding Period and the amount on deposit in the Collateral Reinvestment Account will be invested by the Trustee in Eligible Investments.  Any Investment Income received on the Eligible Investments during  a Collection Period  will be included  in the interest distribution amount on  the following  Distribution Date.
The Funding  Period  or Revolving Period, if any, for
a Trust will begin on the related Closing Date and will end on the date specified in the related Prospectus Supplement, which, in the case of the Funding Period, in no event will be later than the date that is one year
after  such Closing Date.   Any amounts remaining in the Pre-Funding  Account
at the end of the Funding Period or in the Collateral Reinvestment Account at the end of the Revolving Period will be distributed to the related Securityholders in the manner and priority specified in the related Prospectus Supplement, as a prepayment of principal of the related Securities.


    Any other accounts to be established with respect to a Trust, including any Reserve Account, will be described in the related Prospectus Supplement.


    For any series of Securities, funds in the Collection Account, the Note Distribution Account, if any, any Pre-Funding Account, any Collateral Reinvestment Account, any Reserve Account and other accounts identified as such in the related Prospectus Supplement (collectively, the "Trust Accounts") will be invested as provided in the related Sale and
Servicing Agreement or Pooling and Servicing Agreement in Eligible Investments. "Eligible Investments" are generally limited to investments acceptable to the Rating Agencies rating such Securities as being consistent with the rating of such Securities and may include motor vehicle retail installment sale contracts and installment loans. Except as described below or in the related Prospectus Supplement, Eligible Investments are limited to obligations or securities that mature on or before the date
of  the next distribution for such series.   However, to the  extent permitted
by  the Rating  Agencies, funds in any Reserve Account may be invested in securities that will not mature prior to the date of the next distribution with respect to such Certificates or Notes and will not be sold to meet any shortfalls.  Thus, the amount of cash in
any Reserve Account at any time may be less than the balance of the Reserve Account. If the amount required to be withdrawn from any Reserve Account to cover shortfalls in collections on the related Receivables  (as provided in the related Prospectus Supplement) exceeds the amount of cash in the Reserve Account, a temporary shortfall in the amounts distributed to the related Noteholders or Certificateholders could result, which could, in turn, increase the average life of the Notes or the
Certificates of such series.   Except as otherwise specified in  the related
Prospectus Supplement, investment earnings on funds deposited in the Trust Accounts, net of losses and investment expenses (collectively, "Investment Earnings"), shall be deposited in the applicable Collection Account on each Distribution Date and shall be treated as collections of interest on the related Receivables.


    The Trust Accounts  will be maintained  as Eligible Deposit  Accounts.
"Eligible Deposit Account"   means  either  (a) a   segregated  account
with   an  Eligible Institution or (b) a segregated  trust  account  with the corporate trust department of a depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), having corporate trust powers and acting as trustee for funds deposited in such account, so long as any of the securities of such depository institution have a credit rating from each Rating Agency in one of its generic rating categories which signifies investment grade.
"Eligible Institution" means, with respect to a Trust, (a) the corporate trust department of the related Indenture Trustee or the related Trustee, as applicable, or (b) a depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), (i) which has either (A) a long-term unsecured debt rating acceptable to the Rating Agencies or (B) a short-term unsecured debt rating or certificate of deposit rating acceptable to the Rating Agencies and (ii) whose deposits are insured up to applicable limits by the FDIC.

SERVICING PROCEDURES


    The Servicer will make reasonable efforts to collect all payments due with respect to the Receivables held by any Trust and will, consistent with the related Sale and Servicing Agreement or Pooling and Servicing Agreement, follow such collection procedures as it follows with respect to comparable motor vehicle  retail installment sale contracts and
installment loans  it services for itself or others.   Consistent with its
normal procedures, the Servicer may, in its discretion, arrange with the Obligor on a Receivable to extend or modify the payment schedule, but no such arrangement will, for purposes of any Sale and Servicing Agreement or Pooling and Servicing Agreement, modify the original due dates or the amount of the scheduled payments or extend the final payment date of any Receivable beyond the last day of the Collection Period relating to the Final Scheduled Maturity Date (as such term is defined with respect to any Receivables Pool in the related Prospectus
Supplement). Some of such arrangements may result in the Servicer purchasing the Receivable for the Purchase Amount, while others may result in the Servicer making Advances. The Servicer may sell the Financed
Vehicle securing the  respective Receivable at public  or private sale, or
take any other action permitted  by applicable law.   See "Certain  Legal
Aspects  of the Receivables".


    If so specified in the related Prospectus Supplement, a "backup servicer" may be appointed and assigned certain oversight servicing responsibilities with respect to the
Receivables. The identity of any backup servicer, as well as a description of its responsibilities, of any fees payable to such backup servicer and the source of payment of such fees, will be included in the related Prospectus Supplement.

COLLECTIONS

    With respect to each Trust, the Servicer will deposit all payments on the related
Receivables (from whatever source) and all proceeds of such Receivables collected during each collection period specified in the related Prospectus Supplement (each, a "Collection
Period") into the related Collection Account within two business days after receipt thereof.

    Collections on a Precomputed Receivable made during a Collection Period shall be applied first to repay any outstanding Precomputed Advances made by the Servicer with respect to such Receivable (as described below), and to the extent that collections on a
Precomputed Receivable during a Collection Period exceed the outstanding Precomputed
Advances, the collections shall then be applied to the scheduled payment on such
Receivable. If any collections remaining after the scheduled payment is made are insufficient to prepay the Precomputed Receivable in full, then, unless otherwise provided in the related Prospectus Supplement, generally such remaining collections (the
"Payaheads") shall be transferred to and kept in the Payahead Account, until such later
Collection Period as the collections may be transferred to the Collection Account and applied either to the scheduled payment or to prepay such Receivable in full.

ADVANCES

    If so provided in the related Prospectus Supplement, to the extent the collections of interest and principal on a Precomputed Receivable with respect to a Collection Period fall short of the respective scheduled payment, the Servicer will make a Precomputed Advance of
the shortfall.   The  Servicer  will be  obligated to  make a  Precomputed
Advance on a
Precomputed Receivable only to the extent that the Servicer, in its sole discretion, expects to recoup such advance from subsequent collections or recoveries on such Receivable or other Precomputed Receivables in the related Receivables Pool or from any other source of funds identified in the related Prospectus Supplement. The Servicer will deposit the
Precomputed Advance in the applicable Collection Account on or before the business day preceding the applicable Distribution Date. To the extent possible, the Servicer will recoup its Precomputed Advance from subsequent payments by or on behalf of the respective
Obligor or from insurance or liquidation proceeds with respect to the Receivable and will release its right to reimbursement in conjunction with its purchase of the Receivable as
Servicer, or,
upon the determination that reimbursement from the preceding sources is unlikely, will recoup its Precomputed Advance from any collections made on other Precomputed Receivables in the related Receivables Pool or from any other source of funds identified in the related
Prospectus Supplement.


    If so provided in the related Prospectus Supplement, on or before the business day prior to each applicable Distribution Date, the Servicer shall deposit into the related
Collection Account as a Simple Interest Advance an amount equal to the amount of interest that would have been due on the related Simple Interest Receivables at their respective
APRs for the related Collection Period (assuming that such Simple Interest Receivables are paid on their respective due dates) minus the amount of interest actually received on such
Simple Interest Receivables during such Collection Period. If such calculation results in a  negative number, an amount  equal to such  amount shall be  paid to the
Servicer in
reimbursement of outstanding Simple Interest Advances. In addition, in the event that a
Simple Interest Receivable becomes a Liquidated Receivable (as such term is defined in the related Prospectus Supplement), the amount of accrued and unpaid interest thereon (but not including interest for the then current Collection Period) shall be withdrawn from the
Collection Account and paid to the Servicer in reimbursement of outstanding Simple Interest
Advances.  No  advances of principal will  be made with respect  to Simple
Interest
Receivables. As used herein, "Advances" means both Precomputed Advances and Simple
Interest Advances.


SERVICING COMPENSATION AND PAYMENT OF EXPENSES

    Unless otherwise specified in the Prospectus Supplement with respect to any Trust, the
Servicer will be entitled to receive the Servicing Fee for each Collection Period in an amount equal to specified percentage per annum (as set forth in the related Prospectus
Supplement, the "Servicing Fee Rate") of the Pool Balance as of the first day of the related Collection Period (the "Servicing Fee"). The Servicing Fee (together with any portion of the Servicing Fee that remains unpaid from prior Distribution Dates) will be paid solely to the extent of the Interest Distribution Amount. However, unless otherwise specified in the related Prospectus Supplement, the Servicing Fee will be paid prior to the distribution of any portion of the Interest Distribution Amount to the Noteholders or the
Certificateholders of the given series.

    Unless otherwise provided in the related Prospectus Supplement with respect to a given
Trust, the Servicer will also collect and retain any late fees, prepayment charges and other administrative fees or similar charges allowed by applicable law with respect to the related Receivables and will be entitled to reimbursement from such Trust for certain liabilities. Payments by or on behalf of Obligors will be allocated to scheduled payments and late fees and other charges in accordance with the Servicer's normal practices and procedures.

    The Servicing Fee will compensate the Servicer for performing the functions of a third party servicer of motor vehicle receivables as an agent for their beneficial owner, including collecting and posting all payments, responding to inquiries of Obligors on the Receivables, investigating delinquencies, sending payment coupons to Obligors, reporting tax information to Obligors, paying costs of collections and
disposition of  defaults and policing  the collateral.   The Servicing Fee
also will
compensate the Servicer for administering the particular Receivables Pool, including making
Advances, accounting for collections and furnishing monthly and annual statements to the related Trustee and Indenture Trustee with respect to distributions and generating federal income tax information for such Trust and for the related Noteholders and Certificateholders. The Servicing Fee also will reimburse the Servicer for certain taxes, the fees of the related Trustee and Indenture Trustee, if any, accounting fees, outside auditor fees, data processing costs and other costs incurred in connection with administering the applicable Receivables Pool.

DISTRIBUTIONS


    With respect to each series of Securities, beginning on the Distribution Date specified in the related Prospectus Supplement, distributions of principal and interest
(or, where applicable, of principal or interest only) on each class of such Securities entitled thereto will be made by the Applicable Trustee to the Noteholders and the
Certificateholders of such series. The timing, calculation, allocation, order, source and priorities of, and the requirements for, all payments to the holders of each class of
Notes, if any, and all distributions to the holders of each class of Certificates of such series will be set forth in the related Prospectus Supplement.

    With respect to each Trust, on each Distribution Date collections on the related
Receivables will be transferred from the Collection Account to the Note Distribution
Account, if any, and the Certificate Distribution Account for distribution to Noteholders, if any, and Certificateholders to the extent provided in the related Prospectus Supplement.
Credit enhancement, such as a Reserve Account, will be available to cover any shortfalls in the amount available for distribution on such date to the extent specified in the
related Prospectus  Supplement.   As more  fully described in  the related
Prospectus
Supplement, and unless otherwise specified therein, distributions in respect of principal of a class of Securities of a given series will be subordinated to distributions in respect of interest on such class, and distributions in respect of one or more classes of
Certificates of such series may be subordinated to payments in respect of Notes, if any, of such series or to distributions in respect of other classes of Certificates of such series. Distributions of principal on the Securities of a series may be based on the amount of principal collected or due, or the amount of Realized Losses incurred, in a Collection
Period.


CREDIT AND CASH FLOW ENHANCEMENT


    The amounts and types of credit and cash flow enhancement arrangements, if any, and the provider thereof, if applicable, with respect to each class of Securities of a given series will be set forth in the related Prospectus Supplement. If and to the extent provided in the related Prospectus Supplement, credit and cash flow enhancement may be in the form of subordination of one or more classes of Securities, Reserve Accounts, spread accounts,
overcollateralization, letters of credit, credit or liquidity facilities, surety bonds, insurance  policies,  guaranteed  investment  contracts,  swaps  or  other interest rate
protection   agreements,   repurchase    obligations,   yield   supplement
agreements, other
agreements with respect to third party payments or other support, cash deposits or such other arrangements as may be described in such Prospectus Supplement, or any combination of two or more of the foregoing. If specified in the applicable Prospectus Supplement, credit or cash flow enhancement for a class of Securities may cover one or more other classes of Securities of the same series, and credit or cash flow enhancement for a series of Securities may cover one or more other series of Securities.


    The presence of a Reserve Account and other forms of credit enhancement for the benefit of any class or series of Securities is intended to enhance the likelihood of receipt by the Securityholders of such class or series of the full amount of principal and
interest  due  thereon   and  to   decrease  the   likelihood  that   such
Securityholders will
experience losses. Unless otherwise specified in the related Prospectus Supplement, the credit enhancement for a class or series of Securities will not provide protection against all risks of loss and will not guarantee repayment of the entire principal balance and interest thereon.  If losses occur which exceed the amount  covered by any credit
enhancement or which are not covered by any credit enhancement, Securityholders of any class or series will bear their allocable share of deficiencies, as described in the related Prospectus Supplement. In addition, if a form of credit enhancement covers more than one series of Securities, Securityholders of any such series will be subject to the risk that such credit enhancement will be exhausted by the claims of Securityholders of other series.


    Reserve Account. If so provided in the related Prospectus Supplement, pursuant to the related Sale and Servicing Agreement or Pooling and Servicing Agreement, the Seller will establish for a series or class of Securities an account, as specified in such Prospectus
Supplement (the "Reserve Account"), which will be maintained with the related Trustee or
Indenture Trustee, as applicable. Unless otherwise provided in the related Prospectus
Supplement, the Reserve Account will be funded by an initial deposit by the Seller on the
Closing Date in the amount set forth in such Prospectus Supplement and, if the related series has a Funding Period, will also be funded on each Subsequent Transfer Date to the extent described in such Prospectus Supplement. As further described in the related
Prospectus Supplement, the amount on deposit in the Reserve Account will be increased on each Distribution Date thereafter up to the Specified Reserve Account Balance (as defined in such Prospectus Supplement) by the deposit therein of the amount of collections on the related Receivables remaining on each such Distribution Date after the payment of all other required payments and distributions on such date. The related Prospectus Supplement will describe the circumstances and the manner under which distributions may be made out of the
Reserve Account, either to holders of the Securities covered thereby or to the Seller or to any other entity.


NET DEPOSITS

    If so specified in the related Prospectus Supplement as an administrative convenience, unless the Servicer is required to remit collections daily (see "-- Collections" above), the Servicer will be permitted to make the deposit of collections, aggregate Advances and
Purchase Amounts for any Trust for or with respect to the related Collection Period net of distributions to be made to the Servicer for such Trust with respect to such Collection
Period. The Servicer may cause to be made a single, net transfer from the Collection
Account to the related Payahead Account, if any, or vice versa. The Servicer, however, will account to the Trustee, any Indenture Trustee, the Noteholders, if any, and the
Certificateholders with respect to each Trust as if all deposits, distributions and transfers were made individually. With respect to any Trust that issues both Certificates and Notes, if the related Distribution Dates do not coincide with Distribution Dates, all distributions, deposits or other remittances made on a Distribution Date will be treated as having been distributed, deposited or remitted on the Distribution Date for the applicable Collection Period for purposes of determining other amounts required to be distributed, deposited or otherwise remitted on such Distribution Date.

STATEMENTS TO TRUSTEES AND TRUST

    Prior to each Distribution Date with respect to each series of Securities, the
Servicer will provide to the applicable Indenture Trustee, if any, and the applicable
Trustee as of the close of business on the last day of the preceding Collection Period a statement setting forth substantially the same information as is required to be provided in the periodic reports provided to Securityholders of such series described under "Certain
Information Regarding the Securities -- Reports to Securityholders".

EVIDENCE AS TO COMPLIANCE


    Each Sale and Servicing Agreement and Pooling and Servicing Agreement will provide that a firm of independent public accountants will furnish annually to the related Trust and Indenture Trustee or Trustee, as applicable, a statement as to compliance by the
Servicer during the preceding twelve months (or, in the case of the first such statement, from the applicable Closing Date) with certain standards relating to the servicing of the applicable Receivables, the Servicer's accounting records and computer files with respect thereto and certain other matters.

    Each Sale and Servicing Agreement and Pooling and Servicing Agreement will also provide for  delivery to  the related Trust  and the Indenture  Trustee or
Trustee, as
applicable, substantially simultaneously with the delivery of such accountants' statement referred to above, of a certificate signed by an officer of the Servicer stating that the
Servicer has fulfilled its obligations under the Sale and Servicing Agreement or Pooling and Servicing Agreement, as applicable, throughout the preceding twelve months (or, in the case of the first such certificate, from the applicable Closing Date) or, if there has been a default in the fulfillment of any such obligation, describing each such default. The
Servicer has agreed to give each Indenture Trustee and/or each Trustee notice of certain
Servicer Defaults under the
related Sale and Servicing Agreement or Pooling and Servicing Agreement, as applicable.


    Copies of such statements and certificates may be obtained by Securityholders by a request in writing addressed to the Applicable Trustee.

CERTAIN MATTERS REGARDING THE SERVICER

    Each Sale and Servicing Agreement and Pooling and Servicing Agreement will provide that the Company may not resign from its obligations and duties as Servicer thereunder, except upon determination that the Company's performance of such duties is no longer permissible under applicable law. No such resignation will become effective until the related Indenture Trustee or Trustee, as applicable, or a successor servicer has assumed the Company's servicing obligations and duties under such Sale and Servicing Agreement or
Pooling and Servicing Agreement.

    Each Sale and Servicing Agreement and Pooling and Servicing Agreement will further provide that neither the Servicer nor any of its directors, officers, employees and agents will be under any liability to the related Trust or the related Noteholders or
Certificateholders for taking any action or for refraining from taking any action pursuant to such Sale and Servicing Agreement or Pooling and Servicing Agreement or for errors in judgment; except that neither the Servicer nor any such person will be protected against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of the Servicer's duties thereunder or by reason of reckless disregard of its obligations and duties thereunder. In addition, each Sale and
Servicing Agreement and Pooling and Servicing Agreement will provide that the Servicer is under no obligation to appear in, prosecute or defend any legal action that is not incidental to the Servicer's servicing responsibilities under such Sale and Servicing
Agreement or Pooling and Servicing Agreement and that, in its opinion, may cause it to incur any expense or liability.

    Under the circumstances specified in each Sale and Servicing Agreement and Pooling and
Servicing Agreement , any entity into which the Servicer may be merged or consolidated, or any entity resulting from any merger or consolidation to which the Servicer is a party, or any entity succeeding to the business of the Servicer or, with respect to its obligations as Servicer, any corporation 50% or more of the voting stock of which is owned, directly or indirectly, by the Company, which corporation or other entity in each of the foregoing cases assumes the obligations of the Servicer, will be the successor of the Servicer under such Sale and Servicing Agreement or Pooling and Servicing Agreement.


    Under each Sale and Servicing Agreement and Pooling and Servicing Agreement, the
Servicer may appoint a subservicer to perform all or any portion of its obligations as
Servicer; however, in the event that the Servicer does appoint any such subservicer, the
Servicer will remain obligated and liable to the related Trustee and Securityholders for servicing and administering the Receivables and will also be responsible for any fees and expenses of the subservicer.


SERVICER DEFAULT


    Except as otherwise provided in the related Prospectus Supplement, "Servicer Default"
under each Sale and Servicing Agreement and Pooling and Servicing Agreement will consist of (i) any failure by the Servicer to deliver to the Applicable Trustee for deposit in any of the Trust Accounts or the Certificate Distribution Account any required payment or to
direct  the  Applicable   Trustee  to  make  any   required  distributions
therefrom, which failure
continues unremedied for five business days after written notice from the Applicable
Trustee is received by the Servicer or after discovery of such failure by the Servicer;
(ii) any failure by the Servicer duly to observe or perform in any material respect any other covenant or agreement in such Sale and Servicing Agreement or Pooling and Servicing
Agreement, which failure materially and adversely affects the rights of the Noteholders or
the  Certificateholders  of   the  related  series  and   which  continues
unremedied for 60 days
after the  giving of written notice of such failure (A) to the Servicer by the Applicable Trustee or (B) to the Servicer and to the Applicable Trustee by holders of Notes or Certificates of such series, as applicable, evidencing not less than 25% in principal amount of such outstanding
Notes or of such Certificate Balance; and (iii) the occurrence of an Insolvency Event with
respect to the  Servicer.   "Insolvency Event" means,  with
respect to any
person, any of the following events or actions: certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings with respect to such person and certain actions by such person indicating its insolvency, reorganization pursuant to bankruptcy proceedings or inability to pay its obligations.


RIGHTS UPON SERVICER DEFAULT


    In the case of Owner Trusts that issue Notes, unless otherwise provided in the related
Prospectus Supplement, as long as a Servicer Default under a Sale and Servicing Agreement remains unremedied, the related Indenture Trustee or holders of Notes of the related series evidencing not less than 25% of the principal amount of such Notes then outstanding may terminate all the rights and obligations of the Servicer under such Sale and Servicing
Agreement, whereupon such Indenture Trustee or a successor servicer appointed by such
Indenture Trustee will succeed to all the responsibilities, duties and liabilities of the
Servicer under such Sale  and Servicing Agreement and will  be entitled to similar
compensation arrangements. In the case of any Grantor Trust and any Owner Trust that does not issue Notes, unless otherwise provided in the related Prospectus Supplement, as long as a Servicer Default under the related Pooling and Servicing Agreement remains unremedied, the related Trustee or holders of Certificates of the related series evidencing not less than 25% of the principal amount of such Certificates then outstanding may terminate all the rights and obligations of the Servicer under such Pooling and Servicing Agreement, whereupon such Trustee or a successor servicer appointed by such Trustee will succeed to all the responsibilities, duties and liabilities of the Servicer under such Pooling and
Servicing  Agreement  and   will  be  entitled  to   similar  compensation
arrangements.  If,
however, a bankruptcy trustee or similar official has been appointed for the Servicer, and no Servicer Default other than such appointment has occurred, such trustee or official may have the power to prevent any such Indenture Trustee, Noteholders, Trustee
or
Certificateholders from effecting  a transfer of servicing.   In the event
that such
Indenture Trustee or Trustee is unwilling or unable to so act, it may appoint, or petition a court of competent jurisdiction for the appointment of, a successor with a net worth of at least $100,000,000 (or such other amount as is specified in the related Prospectus
Supplement) and whose regular business includes the servicing of motor vehicle receivables.
Such Indenture Trustee or Trustee may make such arrangements for compensation to be paid, which in no event may be greater than the servicing compensation to the Servicer under such
Sale and Servicing Agreement or Pooling and Servicing Agreement.


WAIVER OF PAST DEFAULTS

    With respect to each Owner Trust that issues Notes, unless otherwise provided in the related Prospectus Supplement, the holders of Notes evidencing at least a majority in principal amount of the then outstanding Notes of the related series (or the holders of the
Certificates of  such series evidencing  not less  than a majority  of the outstanding
Certificate Balance, in the case of any Servicer Default which does not adversely affect the related Indenture Trustee or such Noteholders) may, on behalf of all such Noteholders and Certificateholders, waive any default by the Servicer in the performance of its obligations under the related Sale and Servicing Agreement and its consequences, except a
Servicer Default in making any required deposits to or payments from any of the Trust
Accounts or to the Certificate Distribution Account in accordance with such Sale and
Servicing Agreement. With respect to each Grantor Trust and each Owner Trust that is formed pursuant to a Pooling and Servicing Agreement, holders of Certificates of such series evidencing not less than a majority of the principal amount of such Certificates then outstanding may, on behalf of all such Certificateholders, waive any default by the
Servicer in the performance of its obligations under the related Pooling and Servicing
Agreement, except a Servicer Default in making any required deposits to or payments from the Certificate Distribution Account or the related Trust Accounts in accordance with such
Pooling  and  Servicing  Agreement.    No  such waiver  will  impair  such
Noteholders' or
Certificateholders' rights with respect to subsequent defaults.

AMENDMENT

    Unless otherwise provided in the related Prospectus Supplement, each of the Transfer and Servicing Agreements may be amended by the parties thereto, without the consent of the related Noteholders or Certificateholders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of such Transfer and Servicing
Agreements or of modifying in any manner the rights of such Noteholders or Certificateholders; provided that such action will not, in the opinion of counsel satisfactory to the related Trustee or Indenture Trustee, as applicable, materially and adversely affect the interest of any such Noteholder or Certificateholder.

    Unless otherwise specified in the related Prospectus Supplement, the Transfer and
Servicing Agreements may also be amended by the Seller, the Servicer, the related Trustee and any related Indenture Trustee with the consent of the holders of Notes evidencing at least a majority in principal amount of then outstanding Notes, if any, of the related series and the holders of the Certificates of such series evidencing at least a majority of the principal amount of such Certificates then outstanding, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of such
Transfer and Servicing Agreements or of modifying in any manner the rights of such
Noteholders or Certificateholders; provided, however, that no such amendment may (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on the related Receivables or distributions that are required to be made for the benefit of such Noteholders or Certificateholders or
(ii) reduce the
aforesaid percentage of the Notes or Certificates of such series which are required to consent to any such amendment, without the consent of the holders of all the outstanding
Notes or Certificates, as the case may be, of such series.

INSOLVENCY EVENT


    With respect to any Owner Trust that issues Notes, if an Insolvency Event occurs with respect to the Seller, the related Receivables of such Trust will be liquidated and the
Trust will be terminated 90 days after the date of such Insolvency Event, unless, before the end of such 90-day period, the related Trustee shall have received written instructions from (i) holders of each class of Certificates (excluding any Certificates held by the
Seller) with respect to such Trust representing more than 50% of the aggregate unpaid principal amount of each such class (not including the principal amount of such
Certificates held by the Seller) and (ii) holders of each class of Notes, if any, with respect to such Trust representing more than 50% of the aggregate unpaid principal amount of each such class, to the effect that each such party disapproves of the liquidation of such Receivables and termination of such Trust. Promptly after the occurrence of an
Insolvency Event with respect to the Seller, notice thereof is required to be given to the related Securityholders; provided that any failure to give such required notice will not prevent or delay termination of such Trust. Upon termination of any Trust, the related
Trustee shall, or shall direct the related Indenture Trustee to, promptly sell the assets of such Trust (other than the Trust Accounts and the Certificate Distribution Account) in a commercially reasonable manner and on commercially reasonable terms. The proceeds from any such sale, disposition or liquidation of the Receivables of such Trust will be treated as collections on such Receivables and deposited in the related Collection Account. With respect to any Trust, if the proceeds from the liquidation of the related Receivables and any amounts on deposit in the Reserve Account (if any), the Payahead Account (if any), the
Note Distribution Account (if any) and the Certificate Distribution Account are not sufficient to pay in full the Notes, if any, and the Certificates of the related series, the amount of principal returned to Noteholders and Certificateholders thereof will be reduced and some or all of such Noteholders and Certificateholders will incur a loss.


    Each Trust Agreement will provide that the applicable Trustee does not have the power to commence a voluntary proceeding in bankruptcy with respect to the related Trust without the unanimous prior approval of all Certificateholders (including the Seller) of such Trust and the delivery to such Trustee by each such Certificateholder (including the Seller) of a certificate certifying that such Certificateholder reasonably believes that such Trust is insolvent.

PAYMENT OF NOTES

    Upon the payment in full of all outstanding Notes of a given series and the satisfaction and discharge of the related Indenture, the related Trustee will succeed to all the rights of the Indenture Trustee, and the Certificateholders of such series will succeed to all the rights of the Noteholders of such series, under the related Sale and
Servicing Agreement, except as otherwise provided therein.

SELLER LIABILITY

    In the case of each Owner Trust that issues Notes, under each Trust Agreement, the
Seller will agree to be liable directly to an injured party for the entire amount of any losses, claims, damages or liabilities (other than those incurred by a Noteholder or a
Certificateholder in the capacity of an investor with respect to such Owner Trust) arising out of or based on the arrangement created by such Trust Agreement as though such arrangement created a partnership under the Delaware Revised Uniform Limited Partnership
Act in which the Seller was a general partner.

TERMINATION


    Unless otherwise specified in the related Prospectus Supplement, with respect to each
Trust, the obligations of the Servicer, the Seller, the related Trustee and the related
Indenture Trustee, if any, pursuant to the Transfer and Servicing Agreements will terminate upon the earliest to occur of (i) the maturity or other liquidation of the last related
Receivable and the disposition of any amounts received upon liquidation of any such remaining Receivables, (ii) the payment to Noteholders, if any, and Certificateholders of the related series of all amounts required to be paid to them pursuant to the Transfer and
Servicing Agreements and (iii) the occurrence of either of the events described in the two immediately following paragraphs.

    Unless otherwise provided in the related Prospectus Supplement, in order to avoid excessive administrative expense, the Servicer will be permitted at its option to purchase from each Trust, as of the end of any applicable Collection Period, if the then outstanding
Pool Balance with respect to the Receivables held by such Trust is 10% or less of the
Initial  Pool  Balance  (as defined  in  such  Prospectus  Supplement, the
"Initial Pool
Balance"), all remaining related Receivables at a price equal to the aggregate of the
Purchase Amounts thereof as of the end of such Collection Period.

    If and to the extent provided in the related Prospectus Supplement with respect to a
Trust, the Applicable Trustee will,
within ten days following a Distribution Date as of which the Pool Balance is equal to or less than the percentage of the Initial Pool Balance specified in such Prospectus
Supplement, solicit bids for the purchase of the Receivables remaining in such Trust, in the manner and subject to the terms and conditions set forth in such Prospectus Supplement.
If the Applicable Trustee receives satisfactory bids as described in such Prospectus
Supplement, then the Receivables remaining in such Trust will be sold to the highest bidder.

    As more fully described in the related Prospectus Supplement, any outstanding Notes of the related series will be redeemed concurrently with either of the events specified above, and the subsequent distribution to the related Certificateholders of all amounts required to be distributed to them pursuant to the applicable Trust Agreement or Pooling and Servicing Agreement will effect early retirement of the Certificates of such series.


ADMINISTRATION AGREEMENT


    The Company, in its capacity as administrator (the "Administrator"), will enter into an agreement (an "Administration Agreement") with each Owner Trust that issues Notes and the related Indenture Trustee pursuant to which the Administrator will agree, to the extent provided in such Administration Agreement, to provide the notices and to perform other administrative obligations required by the related Indenture. Unless otherwise specified in the related Prospectus Supplement with respect to any such Trust, as compensation for the performance of the Administrator's obligations under the applicable Administration
Agreement and as reimbursement for its expenses related thereto, the Administrator will be entitled to a monthly administration fee (the "Administration Fee"), which fee will be paid by the Servicer.



                 CERTAIN LEGAL ASPECTS OF THE RECEIVABLES

SECURITY INTEREST IN VEHICLES


    The Receivables in general evidence the credit sale of new and used automobiles, light duty trucks, vans and minivans by dealers to Obligors and also constitute personal property security agreements granting the holder of such Receivable a security interest in the
Financed Vehicles under the applicable UCC. Perfection of security interests in the
Financed Vehicles is generally governed by the motor vehicle registration laws of the state in which a Financed Vehicle is located. In almost all states in which the Receivables have been originated, a security interest in automobiles, light duty trucks, vans and minivans is perfected by notation of the secured party's lien on the vehicle's certificate of title.


    All of the Receivables purchased by the Company name the Company as obligee (by assignment or otherwise) and as the secured party. The Company also takes all actions necessary under the laws of the state in which the Financed Vehicle is located to perfect the Company's security interest in the Financed Vehicle, including, where applicable, having a notation of its lien recorded on such vehicle's certificate of title.

    The Company will sell its interests in Receivables and assign its security interests in the Financed Vehicles securing the Receivables to either (i) the related Trust pursuant to either a Sale and Servicing Agreement or a Pooling and Servicing Agreement or (ii) a
Transferor pursuant to a Receivables Purchase Agreement, which Transferor will, in turn, sell such interests and assign such security interests to the Trust pursuant to either a
Sale and Servicing Agreement or a Pooling and Servicing Agreement. However, because of the administrative burden and expense, the certificates of title to the Financed Vehicles will not be amended to reflect any Transferor or the Trust as the new secured party on the certificate of title relating to the Financed Vehicles. Each Sale and Servicing Agreement or Pooling and Servicing Agreement, as applicable, provides that the Company, as custodian, will hold any certificates of title and the documents and other items relating to the
Financed Vehicles in its possession on behalf of the Trust and the Indenture Trustee.

    With respect to certain limitations on the enforceability of the Indenture Trustee's security interest, see "Risk Factors -- Certain Legal Aspects".


    Under the laws of most states, the perfected security interest in a Financed Vehicle would continue for four months after such vehicle is moved to a state other than the state in which it is initially registered, and thereafter until the owner of the Financed Vehicle re-registers it in the new state. A majority of states generally require surrender of a certificate of title in connection with the re-registration of a vehicle; accordingly, a secured party must surrender possession if it holds the certificate of title to the vehicle, or, in the case of a vehicle registered in a state providing for the notation of a lien on the certificate of title but not possession by the secured party, assuming no fraud or negligence, the secured party noted on the certificate of title would receive notice of surrender if the security interest is noted on the certificate of title. Thus, the secured party would have the opportunity to re-perfect its security interest in the vehicle in the state of relocation. In states that do not require a certificate of title for registration of a motor vehicle, a re-registration could defeat perfection. In the ordinary course of servicing Receivables, the Servicer takes steps to effect re-perfection upon receipt of notice of re-registration or information from the Obligor as to relocation.
Similarly, when an Obligor sells a Financed Vehicle, the Servicer must surrender possession of the certificate of title or will receive notice as a result of its lien noted thereon and, accordingly, will have an  opportunity to require satisfaction of the related
Receivable before release of the lien. Under each Sale and Servicing Agreement or Pooling and Servicing Agreement, as applicable, the Servicer is obligated to take appropriate steps, at its own expense, to maintain perfection of security interests in such Financed
Vehicle and is obligated to repurchase the related Receivable if it fails to do so.


    Under the laws of most states, liens for repairs performed on a motor vehicle, liens for unpaid storage fees and liens for unpaid taxes take priority over even a perfected security
interest in a  Financed Vehicle.  The  Company will represent that,  as of the date of
issuance of the Notes, each security interest in a Financed Vehicle is prior to all other present liens upon and security interests in such Financed Vehicle. However, liens for repairs, unpaid storage fees  or taxes could arise at any  time during the term of a
Receivable. No notice will be given to the Indenture Trustee or the Noteholders in the event such a lien arises nor will the Company be obligated to repurchase the related
Receivable if such a lien arises after the Closing Date.

REPOSSESSION


    In the event of default by a vehicle purchaser, a holder of a retail installment sale contract or installment loan has all the remedies of a secured party under the UCC, except where specifically limited by other state laws. Among its UCC remedies, the secured party has the right to perform self-help repossession unless such act would constitute a breach of the peace. Self-help is the method employed by the Servicer in most cases and is accomplished simply by retaking possession of the Financed Vehicle. In the event of default by the Obligor, some jurisdictions require that the Obligor be notified of the default and be given a time period within which he or she may cure the default prior to repossession. Generally, the right to cure a default may be exercised on a limited number of occasions in any one-year period. In cases where the Obligor objects or raises a defense to repossession, if a Financed Vehicle cannot be retaken without a breach of the peace, or if otherwise required by applicable state law, a court order must be obtained from an appropriate court, and the Financed Vehicle must then be repossessed in accordance with that order.


NOTICE OF SALES; REDEMPTION RIGHTS


    The UCC and other state laws require the secured party to provide the Obligor with reasonable notice of the date, time and place of any public sale or the date after which any private sale or other intended disposition of the collateral may be held. All aspects of the disposition of the collateral, including the method, manner, time, place and terms must be commercially reasonable. The Obligor has the right to redeem the collateral prior to actual sale by paying the secured party the unpaid principal balance of the obligation plus reasonable expenses for repossessing, holding, and preparing the collateral for disposition and arranging for its sale plus, in some jurisdictions, reasonable attorneys' fees. In some states the Obligor may have a post-repossession right to reinstate the terms of the contract or loan and redeem the collateral by the payment of delinquent installments and expenses incurred by the secured party in repossessing the collateral.


DEFICIENCY JUDGMENTS AND EXCESS PROCEEDS

    The proceeds obtained upon repossession and resale of the Financed Vehicles generally will be  applied first to the expenses of resale and repossession and then to the
satisfaction of the indebtedness. While some states impose prohibitions or limitations on deficiency judgments if the net proceeds from resale do not cover the full amount of the indebtedness, a deficiency judgment can be sought in those states that do not prohibit or limit such judgments, provided that certain procedures are followed. However, the deficiency judgment would be a personal judgment against the Obligor for the shortfall, and a defaulting Obligor can be expected to have very little capital or sources of income available following repossession. Therefore, in many cases, it may not be useful to seek a deficiency judgment or, if one is obtained, it may be settled at a significant discount.

    Occasionally, after resale of collateral and payment of all expenses and all indebtedness, there is a surplus of funds. In that case, the UCC requires the secured party to remit the surplus to any holder of a lien with respect to the collateral or, if no such lienholder exists or there are remaining funds, the UCC requires the secured party to remit the surplus to the former owner of the collateral. Certain other statutory provisions, including federal and state bankruptcy and insolvency laws, may limit or delay the ability of a lender to repossess and resell collateral or enforce a deficiency judgment.

CONSUMER PROTECTION LAWS

    Courts have applied general equitable principles to limit and restrict secured parties pursuing repossession or litigation involving deficiency balances. These equitable principles may have the effect of relieving an Obligor from some or all of the legal consequences of a default.

    In several cases, consumers have asserted that the self-help remedies of secured parties under the UCC and related laws violate the due process protection provided under the 14th Amendment of the Constitution of the United States. Courts have generally upheld the notice provisions of the UCC and related laws as reasonable or have found that the repossession and resale by the creditor do not involve sufficient state action to afford constitutional protection to consumers.


    Numerous federal and state consumer protection laws and related regulations impose substantial requirements upon lenders and servicers involved in consumer finance, including requirements regarding the adequate disclosure of loan terms (including finance charges and deemed finance charges) and limitations on loan terms (including the permitted finance charge  or  deemed finance  charge),  collection  practices  and  creditor remedies.  The
application of these laws to particular circumstances is not always certain and some courts and regulatory authorities have shown a willingness to adopt novel interpretations of such laws. These laws include the Truth in Lending Act, the Equal Credit Opportunity Act, the
Federal Trade Commission Act, the Fair Credit Reporting Act, the Fair Credit Billing Act,
the Fair Debt Collection Procedures Act, the Moss-Magnuson Warranty Act, the Federal
Reserve Board's Regulations B and Z, the Soldiers' and Sailors' Civil Relief Act, state adaptations of the Uniform Consumer Credit Code and state motor vehicle retail installment sales acts, retail installment sales acts, and other similar laws. State laws generally impose finance charge ceilings and other restrictions on consumer transactions and often require contract disclosure  in addition to  those required under  federal law.  These
requirements impose specific statutory liabilities upon creditors who fail to comply with their provisions. In some cases, this liability could affect an assignee's ability to enforce consumer finance contracts or loans such as the Receivables.

    Under the laws of certain states, finance charges with respect to motor vehicle retail installment contracts may include the additional amount, if any, that a purchaser pays as part of the purchase price for a vehicle solely because the purchaser is buying on credit rather than for cash (a "cash sale differential"). If a dealer charges such a cash sale differential, applicable finance charge ceilings could be exceeded.

    The so-called "Holder-in-Due-Course" Rule of the Federal Trade Commission (the "FTC
Rule"), the provisions of which are generally duplicated by the Uniform Consumer Credit
Code and other state laws, has the effect of subjecting an assignee of a seller of goods
(and certain related creditors) to all claims and defenses that the obligor in the transaction could assert against the seller of the goods. With respect to used automobiles specifically, the FTC Rule requires that all sellers of used automobiles prepare, complete and display a Buyer's Guide that explains the warranty coverage for such automobiles.

    All of the Receivables will be subject to the requirements of  the FTC
Rule.
Accordingly, the Trust, as holder of the Receivables, will be subject to any claims or defenses that the purchaser of the related Financed Vehicle may assert against the seller of the Vehicle. Such claims are limited to a maximum liability equal to the amounts actually paid by the Obligor on the Receivable. If an Obligor were successful in asserting any such claim or defense, such claim or defense would constitute a breach of the Company's representations and warranties under the related Receivables Purchase Agreement and would create an obligation of the Company to repurchase the related Receivable unless the breach were cured. The Seller will assign its rights under the related Receivables Purchase
Agreement, including its right to cause the Company to repurchase Receivables with respect to which it is in breach of its representations and warranties, to the Trust pursuant to either the related Sale and Servicing Agreement or Pooling and Servicing Agreement. See
"Description  of  the  Transfer  and  Servicing  Agreements  --  Sale  and
Assignment of
Receivables".


    Under most state vehicle dealer licensing laws, sellers of automobiles, minivans and light duty  trucks are required to be licensed  to sell vehicles at retail sale.  In
addition, with respect to used vehicles, the Federal Trade Commission's Rule on Sale of
Used Vehicles requires that all sellers of used vehicles prepare, complete and display a
"Buyer's Guide" which explains the warranty coverage for such vehicles. Furthermore,
Federal Odometer Regulations promulgated under the Motor Vehicle Information and Cost
Savings Act and the motor vehicle title laws of most states require that all sellers of used vehicles furnish a written statement signed by the seller certifying the accuracy of the odometer reading. If a seller is not properly licensed or if either a Buyer's Guide or Odometer Disclosure Statement was not provided to the purchaser of a Financed Vehicle, the Obligor may be able to assert a defense against the seller of the Financed Vehicle.
If an Obligor on a Receivable were successful in asserting any such claim or defense, the Servicer would pursue on behalf of the Trust any reasonable remedies against the seller or the manufacturer of the vehicle, subject to certain limitations as to the expense of any such action to be specified in the Sale and
Servicing Agreement.


    The Company will warrant under either a Receivables Purchase Agreement, a Sale and
Servicing Agreement or a Pooling and Servicing Agreement that each Receivable complies with all requirements of law in all material respects. Accordingly, if an Obligor has a claim against the related Trust for violation of any law and such claim materially and adversely affects such Trust's interest in a Receivable, such violation would constitute a breach of the warranties of the Company under such Receivables Purchase Agreement, Sale and Servicing
Agreement or Pooling and Servicing Agreement and would create an obligation of the Company to repurchase the Receivable from the Trust unless the breach were cured. See "Description of the Transfer and Servicing Agreements -- Sale and Assignment of Receivables".


OTHER LIMITATIONS


    In addition to the laws limiting or prohibiting deficiency judgments, numerous other statutory provisions, including federal bankruptcy laws and related state laws, may interfere with or affect the ability of a secured party to realize upon collateral or enforce a deficiency judgment. For example, in a Chapter 13 proceeding under the federal bankruptcy code, a court may prevent a secured party from repossessing an automobile and, as part of the rehabilitation plan, may reduce the amount of the secured indebtedness to the market value of the automobile at the time of bankruptcy (as determined by the court), leaving the party providing financing as a general unsecured creditor for the remainder of the indebtedness. A bankruptcy court may also reduce the monthly payments due under a contract or loan or change the rate of interest and time of repayment of the indebtedness.


                  CERTAIN FEDERAL INCOME TAX CONSEQUENCES

    The following is a general summary of certain federal income tax consequences of the purchase, ownership and disposition of the Notes and the Certificates. The summary does not purport to deal with federal income tax consequences applicable to all categories of holders, some of which may be subject to special rules. For example, it does not discuss the tax treatment of Noteholders or Certificateholders that are insurance companies, regulated investment companies or dealers in securities. Moreover, there are no cases or
Internal Revenue Service ("IRS") rulings on similar transactions involving both debt and equity interests issued by a trust with terms similar to those of the Notes and the
Certificates. As a result, the IRS may disagree with all or a part of the discussion below. Prospective investors are urged to consult their own tax advisors in determining the federal, state, local, foreign and any other tax consequences to them of the purchase, ownership and disposition of the Notes and the Certificates.

    The following summary is based upon current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the Treasury regulations promulgated thereunder and judicial or ruling authority, all of which are subject to change, which change may be retroactive. Each Trust will be provided with an opinion of special Federal tax counsel to each Trust specified in the related Prospectus Supplement ("Federal Tax Counsel"), regarding certain federal income tax matters discussed below. An opinion of Federal Tax
Counsel, however, is not binding on the IRS or the courts. No ruling on any of the issues discussed below will be sought from the IRS. For purposes of the following summary, references to the Trust, the Notes, the Certificates and related terms, parties and documents shall be deemed to refer, unless otherwise specified herein, to each Trust and the Notes, Certificates and related terms, parties and documents applicable to such Trust.

    The federal income tax consequences to Certificateholders will vary depending on whether an election is made to treat the Trust as a partnership under the Code or whether the Trust will be treated as a grantor trust. The Prospectus Supplement for each series of Certificates will specify whether a partnership election will be made or the Trust will be treated as a grantor trust.

OWNER TRUSTS

TAX CHARACTERIZATION OF OWNER TRUSTS

    Federal Tax Counsel will deliver its opinion that a Trust for which a partnership election is made will not be an association (or publicly traded partnership) taxable as a corporation for federal income tax purposes. This opinion will be based on the assumption that the terms of the Trust Agreement and related documents will be complied with, and on counsel's conclusions that (1) the Trust will not have certain characteristics necessary for a business trust to be classified as an association taxable as a corporation and
(2) the nature of the income of the Trust will exempt it from the rule that certain publicly traded partnerships are taxable as corporations.

    If an Owner Trust were taxable as a corporation for federal income tax purposes, such
Trust would be subject to corporate income tax on its taxable income. The Trust's taxable income would include all its income on the Receivables, possibly reduced by its interest expense on the Notes, if any. Any such corporate income tax could materially reduce cash available to make payments on the Notes, if any, and distributions on the Certificates, and
Certificateholders could be liable for any such tax that is unpaid by the Trust.

TAX CONSEQUENCES TO HOLDERS OF THE NOTES

    General. The following discussion only applies to a Trust which elects to be treated as a partnership and issues one or more classes of Notes. Furthermore, the following discussion assumes that all payments on the Notes are denominated in U.S. dollars and that any such Notes are sold to persons other than the Seller. If these conditions are not satisfied with respect to any given series of Notes, any additional tax considerations with respect to such Notes will be disclosed in the applicable Prospectus Supplement.

    Treatment of the Notes as Indebtedness. The Seller will agree, and the beneficial owners of the Notes (the "Note Owners") will agree by their purchase of Notes, to treat the
Notes as  debt for federal income tax purposes.  Federal Tax Counsel will, except as
otherwise provided in the related Prospectus Supplement, advise the Trust that the Notes will be classified as debt for federal income tax purposes. The discussion below assumes this characterization of the Notes is correct.

    OID, etc. The discussion below assumes that all payments on the Notes are denominated in U.S. dollars and that the Notes are not Strip Notes. Moreover, the discussion assumes that the interest formula for the Notes meets the requirements for "qualified stated
interest" under Treasury regulations (the "OID regulations") relating to original issue discount ("OID"), and that any OID on the Notes (i.e., any excess of the principal amount of the Notes over their issue price) does not exceed a de minimis amount (i.e., 1/4% of their principal amount multiplied by the number of full years included in their term), all within the meaning of the OID regulations. If these conditions are not satisfied with respect to any given series of Notes, additional tax considerations with respect to such
Notes will be disclosed in the applicable Prospectus Supplement.

    Interest Income on the Notes. Based on the above assumptions, except as discussed in the following paragraph, the Notes will not be considered issued with OID. The stated interest thereon will be taxable to a Noteholder as ordinary interest income when received or accrued in accordance with such Noteholder's method of tax accounting. Under the OID regulations, a holder of a Note issued with a de minimis amount of OID must include such
OID in income, on a pro rata basis, as principal payments are made on the Note. It is believed that any prepayment premium paid as a result of a mandatory redemption will be taxable as contingent interest when it becomes fixed and unconditionally payable. A purchaser who buys a Note for more or less than its principal amount will generally be subject, respectively, to the premium amortization or market discount rules of the Code.

    A holder of a Note that has a fixed maturity date of not more than one year from the issue date of such Note (a "Short-Term Note") may be subject to special rules. An accrual basis holder of a Short-Term Note (and certain cash method holders, including regulated investment companies, as set forth in Section 1281 of the Code) generally would be required to report interest income as interest accrues on a straight-line basis over the term of each interest period. Other cash basis holders of a Short-Term Note would, in general, be required to report interest income as interest is paid (or, if earlier, upon the taxable disposition of the Short-Term Note). However, a cash basis holder of a Short-Term Note reporting interest income as it is paid may be required to defer a portion of any interest expense otherwise deductible on indebtedness incurred to purchase or carry the Short-Term
Note until the taxable disposition of the Short-Term Note. A cash basis taxpayer may elect under Section 1281 of the Code to accrue interest income on all nongovernment debt obligations with a term of one year or less, in which case the taxpayer would include interest on the Short-Term Note in income as it accrues, but would not be subject to the interest expense deferral rule referred to in the preceding sentence.
Certain special rules apply if a Short-Term Note is purchased for more or less than its principal amount.

    Sale or Other Disposition. If a Note Owner sells a Note, the holder will recognize gain or loss in an amount equal to the difference between the amount realized on the sale and the holder's adjusted tax basis in the Note. The adjusted tax basis of a Note to a particular Note Owner will equal the holder's cost for the Note, increased by any market discount, acquisition discount, OID and gain previously included by such Note Owner in income with respect to the Note and decreased by the amount of bond premium (if any)
previously amortized and by the amount of principal payments previously received by such
Note Owner with respect to such Note. Any such gain or loss will be capital gain or loss if the Note was held as a capital asset, except for gain representing accrued interest and accrued market discount not previously included in income. Capital losses generally may be used only to offset capital gains.

    Foreign Holders.   Interest payments made (or accrued) to a Note Owner
who is a
nonresident alien, foreign corporation or other non-United States person (a "foreign person") generally will be considered "portfolio interest", and generally will not be subject to United States federal income tax and withholding tax, if the interest is not effectively connected with the conduct of a trade or business within the United States by the foreign person and the foreign person (i) is not actually or constructively a "10 percent shareholder" of the Trust or the Seller (including a holder of 10%
of the
outstanding Certificates) or a "controlled foreign corporation" with respect to which the
Trust or the Seller is a "related person" within the meaning of the Code and (ii) provides the Trustee or other person who is otherwise required to withhold U.S. tax with respect to the Notes with an appropriate statement (on Form W-8 or a similar form), signed under penalties of perjury, certifying that the beneficial owner of the Note is a foreign person and  providing the foreign person's  name and address.  If  a Note is held through a
securities clearing organization or certain other financial institutions, the organization or institution may provide the relevant signed statement to the withholding agent; in that case, however, the signed statement must be accompanied by a Form W-8 or substitute form provided by the foreign person that owns the Note. If such interest is not portfolio interest, then it will be subject to United States federal income and withholding tax at a rate of 30 percent, unless reduced or eliminated pursuant to an applicable tax treaty.

    Any capital gain realized on the sale, redemption, retirement or other taxable disposition of a Note by a foreign person will be exempt from United States federal income and withholding tax, provided that (i) such gain is not effectively connected with the conduct of a trade or business in the United States by the foreign person and (ii) in the case of an individual foreign person, the foreign person is not present in the United
States for 183 days or more in the taxable year.

    Backup Withholding. Each holder of a Note (other than an exempt holder such as a corporation, tax-exempt organization, qualified pension and profit-sharing trust,
individual retirement account or nonresident alien who provides certification as to status as a nonresident) will be required to provide, under penalties of perjury, a certificate containing the holder's name, address, correct federal taxpayer identification number and a statement that the holder is not subject to backup withholding. Should a nonexempt Note
Owner fail to provide the required certification, the Trust will be required to withhold
31 percent of the amount otherwise payable to the holder, and remit the withheld amount to the IRS as a credit against the holder's federal income tax liability.

    Possible Alternative Treatments of the Notes. If, contrary to the opinion of Federal
Tax Counsel, the IRS successfully asserted that one or more of the Notes did not represent debt for federal income tax purposes, the Notes might be treated as equity interests in the
Trust.  If  so treated, the Trust  might be taxable as  a corporation with the adverse
consequences described above (and the taxable corporation would not be able to reduce its taxable income by deductions for interest expense on Notes recharacterized as equity).
Alternatively, and most likely in the view of Federal Tax Counsel, the Trust might be treated as a publicly traded partnership that would not be taxable as a corporation because it would meet certain qualifying income tests. Nonetheless, treatment of the Notes as equity interests in such a publicly traded partnership could have adverse tax consequences to certain holders. For example, income to certain tax-exempt entities (including pension funds) would be "unrelated business taxable income", income to foreign holders generally would be subject to U.S. tax and U.S. tax return filing and withholding requirements, and individual holders might be subject to certain limitations on their ability to deduct their share of Trust expenses.

TAX CONSEQUENCES TO HOLDERS OF THE CERTIFICATES ISSUED BY AN OWNER TRUST

    Treatment of the Trust as a Partnership. The Seller and the Servicer will agree, and the beneficial owners of Certificates (the "Certificate Owners") will agree by their purchase of Certificates, to treat the Trust as a partnership for purposes of federal and state income tax, franchise tax and any other tax measured in whole or in part by income, with the assets of the partnership being the assets held by the Trust, the partners of the partnership being the Certificate Owners (including the Seller in its capacity as recipient of distributions from the Reserve Account), and the Notes, if any, being debt of the partnership. However, the proper characterization of the arrangement involving the Trust, the Certificates, the Notes, if any, the Seller and the Servicer is not clear because there is no authority on transactions closely comparable to that contemplated herein.

    A variety of alternative characterizations are possible. For example, because the
Certificates have certain features characteristic of debt, the Certificates might be considered debt of the Seller or the Trust. Any such characterization would not result in materially adverse tax consequences to Certificate
Owners as compared to the consequences from treatment of the Certificates as equity in a partnership, described below. The following discussion assumes that the Certificates represent equity interests in a partnership, that all payments on the Certificates are denominated in U.S. dollars, none of the Certificates are Strip Certificates, and that a series of Securities includes a single class of Certificates. If these conditions are not satisfied with respect to any given series of Certificates, additional tax considerations with respect to such Certificates will be disclosed in the applicable Prospectus
Supplement.

    Partnership Taxation. As a partnership, the Trust will not be subject to federal income tax. Rather, each Certificate Owner will be required to separately take into account such holder's allocated share of income, gains, losses, deductions and credits of the Trust. The Trust's income will consist primarily of interest and finance charges earned on the Receivables (including appropriate adjustments for market discount, OID and bond premium) and any gain upon collection or disposition of Receivables. The Trust's deductions will consist primarily of interest accruing with respect to the Notes, servicing and other fees, and losses or deductions upon collection or disposition of Receivables.


    The tax items of a partnership are allocable to the partners in accordance with the
Code, Treasury regulations and the partnership agreement (here, the Trust Agreement and related documents). The Trust Agreement will provide, in general, that the Certificate
Owners will be allocated taxable income of the Trust for each month equal to the sum of
(i) the interest that accrues on the Certificates in accordance with their terms for such month, including interest accruing at the Pass Through Rate for such month and interest on amounts previously  due  on  the  Certificates but  not  yet  distributed;
(ii) any Trust income
attributable to discount on the Receivables that corresponds to any excess of the principal amount of the Certificates over their initial issue price; (iii) any prepayment premium payable to the Certificate Owners for such month; and (iv) any other amounts of income payable to the Certificate Owners for such month. Such allocation will be reduced by any amortization by the Trust of premium on Receivables that corresponds to any excess of the issue price of Certificates over their principal amount. All remaining taxable income of the Trust will be allocated to the Seller. Based on the economic arrangement of the parties, this approach for allocating Trust income should be permissible under applicable
Treasury regulations, although no assurance can be given that the IRS would not require a greater amount of income to be allocated to Certificate Owners. Moreover, even under the foregoing method of allocation, Certificate Owners may be allocated income equal to the entire Pass Through Rate plus the other items described above even though the Trust might not have sufficient cash to make current cash distributions of such amount. Thus, cash basis holders will in effect be required to report income from the Certificates on the accrual basis and Certificate Owners may become liable for taxes on Trust income even if they have not received cash from the Trust to pay such taxes. In addition, because tax allocations and tax reporting will be done on a uniform basis for all Certificate Owners but Certificate Owners may be purchasing Certificates at different times and at different prices, Certificate Owners may be required to report on their tax returns taxable income that is greater or less than the amount reported to them by the
Trust.


    All of the taxable income allocated to a Certificate Owner that is a pension, profit sharing or employee benefit plan or other tax-exempt entity (including an individual retirement account) will constitute "unrelated business taxable income" generally taxable to such a holder under the Code.


    An individual  taxpayer's share  of expenses of  the Trust  (including fees to the
Servicer but not interest expense) would be miscellaneous itemized deductions. Such miscellaneous itemized deductions are allowed only to the extent they exceed, in the
aggregate,  2% of  an individual's  adjusted gross  income.   Furthermore,
Section 68 of the
Code provides that itemized deductions otherwise allowable for a taxable year of an individual taxpayer whose adjusted gross income exceeds a specified amount will be reduced by the lesser of (i) 3% of the excess, if any, of adjusted gross income over such amount, or (ii) 80% of the amount of itemized deductions otherwise allowable for such year.
Accordingly, such deductions might be disallowed to the individual in whole or in part and might result in such holder being taxed on an amount of income that exceeds the amount of cash actually distributed to such holder over the life of the Trust.


    The Trust intends to make all tax calculations relating to income and allocations to
Certificate Owners on an aggregate basis. If the IRS were to require that such calculations be made separately for each Receivable, the Trust might be required to incur additional expense but it is believed that there would not be a material adverse effect on
Certificate Owners.

    Discount and Premium. It is believed that the Receivables were not issued with OID, and, therefore, the Trust should not have OID income. However, the purchase price paid by the Trust for the Receivables may be greater or less than the remaining principal balance of the Receivables at the time of purchase. If so, the Receivables will have been acquired at a premium or discount, as the case may be. (As indicated above, the Trust will make this calculation on an aggregate basis, but might be required to recompute it on a
Receivable-by-Receivable basis.)

    If the Trust acquires the Receivables at a market discount or premium, the Trust will elect to include any such discount in income currently as it accrues over the life of the
Receivables or to offset any such premium against interest income on the Receivables. As indicated above, a portion of such market discount income or premium deduction may be allocated to Certificate Owners.

    Section 708 Termination. Under Section 708 of the Code, the Trust will be deemed to terminate for federal income tax purposes if 50% or more of the capital and profits interests in the Trust are sold or exchanged within a 12-month period.  If such a
termination occurs, the Trust will be considered to distribute its assets to the partners, who would then be treated as  recontributing those assets to the Trust, as a new
partnership.     The  Trust   will  not  comply   with  certain  technical
requirements
that might apply when such a constructive termination occurs. As a result, the Trust may be subject to certain tax penalties and may incur additional expenses if it is required to comply with those requirements. Furthermore, the Trust might not be able to comply due to lack of data.

    Disposition of Certificates. Generally, capital gain or loss will be recognized on a sale of Certificates in an amount equal to the difference between the amount realized and the seller's tax basis in the Certificates sold. A Certificate Owner's tax basis in a
Certificate will generally equal the holder's cost increased by the holder's share of Trust income (includible in income) and decreased by any distributions received with respect to such Certificate. In addition, both the tax basis in the Certificates and the amount realized on a sale of a Certificate would include the holder's share of the Notes and other liabilities of the Trust. A holder acquiring Certificates at different prices may be required to maintain a single aggregate adjusted tax basis in such Certificates, and, upon sale or other disposition of some of the Certificates, allocate a portion of such aggregate tax basis to the Certificates sold (rather than maintaining a separate tax basis in each
Certificate for purposes of computing gain or loss on a sale of that Certificate).

    Any  gain on the  sale of a  Certificate attributable  to the holder's share of
unrecognized accrued market discount on the Receivables would generally be treated as ordinary income to the holder and would give rise to special tax reporting requirements.
The Trust does not expect to have any other assets that would give rise to such special reporting requirements. Thus, to avoid those special reporting requirements, the Trust will elect to include market discount in income as it accrues.

    If a Certificate Owner is required to recognize an aggregate amount of income (not including income attributable to disallowed itemized deductions described above) over the life of the Certificates that exceeds the aggregate cash distributions with respect thereto, such excess will generally give rise to a capital loss upon the retirement of the
Certificates.

    Allocations Between Transferors and Transferees. In general, the Trust's taxable income and losses will be determined monthly and the tax items for a particular calendar month will be apportioned among the Certificate Owners in proportion to the principal amount of Certificates owned by them as of the close of the last day of such month. As a result, a holder purchasing Certificates may be allocated tax items (which will affect its tax liability and tax basis) attributable to periods before the actual transaction.

    The use of such a monthly convention may not be permitted by existing regulations.
If a monthly convention is not allowed (or only applies to transfers of less than all of the partner's interest), taxable income or losses of the Trust might be reallocated among the Certificate Owners. The Seller is authorized to revise the Trust's method of allocation between transferors and transferees to conform to a method permitted by future regulations.

    Section 754 Election. In the event that a Certificate Owner sells its Certificates at a profit (loss), the purchasing Certificate Owner will have a higher (lower) basis in the Certificates than the selling Certificate Owner had. The tax basis of the Trust's assets will not be adjusted to reflect that higher (or lower) basis unless the Trust were to file an election under Section 754 of the Code. In order to avoid the administrative complexities that would be involved in keeping accurate accounting records, as well as potentially onerous information reporting requirements, the Trust will not make such election. As a result, Certificate Owners might be allocated a greater or lesser amount of Trust income than would be appropriate based on their own purchase price for
Certificates.

    Administrative Matters. The Trustee is required to keep or have kept complete and accurate books of the Trust. Such books will be maintained for financial reporting and tax purposes on an accrual basis and the fiscal year of the Trust will be the calendar year.
The Trustee will file a partnership information return (IRS Form 1065) with the IRS for each taxable year of the Trust and will report each Certificate Owner's allocable share of items of Trust income and expense to holders and the IRS on Schedule K-1. The Trust will provide the Schedule K-1 information to nominees that fail to provide the Trust with the information statement described below and such nominees will be required to forward such information to the beneficial owners of the Certificates. Generally, holders must file tax returns that are consistent with the information return filed by the Trust or be subject
to   penalties  unless   the  holder   notifies  the   IRS  of   all  such
inconsistencies.

    Under Section 6031 of the Code, any person that holds Certificates as a nominee at any time during a calendar year is required to furnish the Trust with a statement containing certain information on the nominee, the beneficial owners and the Certificates so held.
Such information includes (i) the name, address and taxpayer identification number of the nominee and (ii) as to each beneficial owner (x) the name, address and identification number of such person, (y) whether such person is a United States person, a tax-exempt entity or a foreign government, an international organization, or any wholly owned agency or instrumentality of either of the foregoing, and (z) certain information on Certificates that were held, bought or sold on behalf of such person throughout the year. In addition, brokers and financial institutions that hold Certificates through a nominee are required to furnish directly to the Trust information as to themselves and their ownership of
Certificates. A clearing agency registered under Section 17A of the Exchange Act is not required to furnish any such information statement to the Trust. The information referred to above for any calendar year must be furnished to the Trust on or before the following
January 31. Nominees, brokers and financial institutions that fail to provide the Trust with the information described above may be subject to penalties.

    The  Seller will  be designated  as  the tax  matters  partner in  the related Trust
Agreement and, as such, will be responsible for representing the Certificate Owners in any dispute with the IRS. The Code provides for administrative examination of a partnership as if the partnership were a separate and distinct taxpayer.
Generally, the statute of limitations for partnership items does not expire before three years after the date on which the partnership information return is filed. Any adverse determination following an audit of the return of the Trust by the appropriate taxing authorities could result in an adjustment of the returns of the Certificate Owners, and, under certain circumstances, a Certificate Owner may be precluded from separately litigating a proposed adjustment to the items of the Trust. An adjustment could also result in an audit of a Certificate Owner's returns and adjustments of items not related to the income and losses of the Trust.

    Tax Consequences to Foreign Certificate Owners. It is not clear whether the Trust would be considered to be engaged in a trade or business in the United States for purposes of federal withholding taxes with respect to non-U.S. persons because there is no clear authority dealing with that issue under facts substantially similar to those described herein. Although it is not expected that the Trust would be engaged in a trade or business in the United States for such purposes, the Trust will withhold as if it were so engaged in order to protect the Trust from possible adverse consequences of a failure to withhold.
The Trust expects to withhold on the portion of its taxable income that is allocable to foreign Certificate Owners pursuant to Section 1446 of the Code, as if such income were effectively connected to a U.S. trade or business, at a rate of 35% for foreign holders that are taxable as corporations and 39.6% for all other foreign holders. Subsequent adoption of Treasury regulations or the issuance of other administrative pronouncements may require the Trust to change its withholding procedures. In determining a holder's withholding status, the Trust may rely on IRS Form W-8, IRS Form W-9 or the holder's certification of nonforeign status signed under penalties of perjury.

    Each foreign holder might be required to file a U.S. individual or corporate income tax return  (including, in the case  of a corporation,  the branch profits tax) on its share
of the Trust's income. Each foreign holder must obtain a taxpayer identification number from the IRS and submit that number to the Trust on Form W-8 in order to assure appropriate crediting of the taxes withheld. A foreign holder generally would be entitled to file with the IRS a claim for refund with respect to taxes withheld by the Trust, taking the position that no taxes were due because the Trust was not engaged in a U.S. trade or business.
However, interest payments made (or accrued) to a Certificate Owner who is a foreign person generally will be considered guaranteed payments to the extent such payments are determined without regard to the income of the Trust.  If these interest payments are properly
characterized as guaranteed payments, then the interest will not be considered "portfolio interest." As a result, Certificate Owners will be subject to United States federal income tax and withholding tax at a rate of 30 percent, unless reduced or eliminated pursuant to an applicable treaty. In such case, a foreign holder would only be entitled to claim a refund for that portion of the taxes in excess of the taxes that should be withheld with respect to the guaranteed payments.

    Backup  Withholding.   Distributions  made  on  the  Certificates  and
proceeds from the sale
of the Certificates will be subject to
a "backup" withholding tax of 31% if, in general, the Certificate Owner fails to comply with certain identification procedures, unless the holder is an exempt recipient under applicable provisions of the Code.


GRANTOR TRUSTS

TAX CHARACTERIZATION OF GRANTOR TRUSTS

    If a partnership election is not made, Federal Tax Counsel will deliver its opinion that the Trust will not be classified as an association taxable as a corporation and that such Trust will be classified as a grantor trust under subpart E, Part I of subchapter J of the Code. In this case, beneficial owners of Certificates (referred to herein as
"Grantor Trust Certificate Owners") will be treated for federal income tax purposes as owners of a portion of the Trust's assets as described below. The Certificates issued by a Trust that is treated as a grantor trust are referred to herein as "Grantor Trust
Certificates".

    Characterization. Each Grantor Trust Certificate Owner will be treated as the owner of a pro rata undivided interest in the interest and principal portions of the Trust represented by the Grantor Trust Certificates and will be considered the equitable owner of a pro rata undivided interest in each of the Receivables and any other assets in the
Trust. Any amounts received by a Grantor Trust Certificate Owner in lieu of amounts due with respect to any Receivable or other asset in the Trust because of a default or delinquency in payment will be treated for federal income tax purposes as having the same character as the payments they replace.

    Each Grantor Trust Certificate Owner will be required to report on its federal income tax return in accordance with such Grantor Trust Certificate Owner's method of accounting its pro rata share of the entire income from the Receivables and any other assets in the
Trust  represented by Grantor Trust Certificates, including interest, OID, if any,
prepayment fees, assumption fees, any gain recognized upon an assumption and late payment charges received by the Servicer. Under Sections 162 or 212 each Grantor Trust Certificate
Owner will be entitled to deduct its pro rata share of servicing fees, prepayment fees, assumption fees, any loss recognized upon an assumption and late payment charges retained by the Servicer, provided that such amounts are reasonable compensation for services rendered to the Trust. Grantor Trust Certificate Owners that are individuals, estates or trusts will be entitled to deduct their share of expenses only to the extent such expenses plus all other Section 212 expenses exceed two percent of its adjusted gross income. A
Grantor Trust Certificate Owner using the cash method of accounting must take into account its pro rata share of income and deductions as and when collected by or paid to the
Servicer. A Grantor Trust Certificate Owner using an accrual method of accounting must take into account its pro rata share of income and deductions as they become due or are paid to the Servicer, whichever is earlier. If the servicing fees paid to the Servicer are deemed to exceed reasonable servicing compensation, the amount of such excess could be considered as an ownership interest retained by the Servicer (or any person to whom the
Servicer assigned for value all or a portion of the servicing fees) in a portion of the interest payments on the Receivables. The Receivables would then be subject to the "coupon stripping" rules of the Code discussed below.

    Premium. The price paid for a Grantor Trust Certificate by a holder will be allocated to such holder's undivided interest in each asset of the Trust based on such asset's relative fair market value, so that such holder's undivided interest in each asset will have its own tax basis. A Grantor Trust Certificate Owner that acquires an interest in
Receivables or Receivables Backed Assets at a premium may elect to amortize such premium under a constant interest method. Amortizable bond premium will be treated as an offset to interest income on such Grantor Trust Certificate. The basis for such Grantor Trust
Certificate will be reduced to the extent that amortizable premium is applied to offset interest payments. It is not clear whether a reasonable prepayment assumption should be used in computing amortization of premium allowable under Section 171. A Grantor Trust
Certificate Owner that makes this election for a Grantor Trust Certificate that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such Grantor Trust Certificate
Owner acquires during the year of the election or thereafter.

    If a premium is not subject to amortization using a reasonable prepayment assumption, the holder of a Grantor Trust Certificate acquired at a premium should recognize a loss if a Receivable or Receivables Backed Asset prepays in full, equal to the difference between the portion of the prepaid principal amount of such asset that is allocable to the Grantor
Trust Certificate and the portion of the adjusted basis of the Grantor Trust Certificate that is allocable to such asset. If a reasonable prepayment assumption is used to amortize such premium, it appears that such a loss would be available, if at all, only if prepayments have occurred at a rate faster than the reasonable assumed prepayment rate.
It is not clear whether any other adjustments would be required to reflect differences between an assumed prepayment rate and the actual rate of prepayments.

STRIPPED BONDS AND STRIPPED COUPONS

    Although the tax treatment of stripped bonds is not entirely clear, based on recent guidance by the IRS, each purchaser of a Grantor Trust Certificate will be treated as the purchaser of a stripped bond which generally should be treated as a single debt instrument issued on the day it is purchased for purposes of calculating any original issue discount.
Generally, under recently  issued Treasury regulations (the  "Section 1286
Treasury
Regulations"), if the discount on a stripped bond is larger than a de minimis amount (as calculated for purposes of the OID rules of the Code) such stripped bond will be considered to have been issued with OID. See "- Original Issue Discount" below. Based on the preamble to the Section 1286 Treasury Regulations, Federal Tax Counsel is of the opinion that, although the matter is not entirely clear, the interest income on the Certificates at the sum of the Pass Through Rate and the portion of the Servicing Fee Rate that does not constitute excess servicing will be treated as "qualified stated interest" within the meaning of the Section 1286 Treasury Regulations and such income will be so treated in the Trustee's tax information reporting.

    Original  Issue Discount.   The  IRS has  stated in  published rulings
that, in
circumstances similar to those described herein, the special rules of the Code relating to
"original  issue discount" (currently Sections 1271 through 1273 and 1275)
will be
applicable  to  a Grantor  Trust  Certificate  Owner's  interest in  those
Receivables or
Receivables Backed Assets meeting the conditions necessary for these sections to apply.
Generally, a Grantor Trust Certificate Owner that acquires an undivided interest in a
Receivable or Receivables Backed Asset issued or acquired with OID must include in gross income the sum of the "daily portions," as defined below, of the OID on such asset for each day on which it owns a Certificate, including the date of purchase but excluding the date of disposition. In the case of an original Grantor Trust Certificate Owner, the daily portions of OID with respect to a Receivable or a Receivables Backed Asset generally would be determined as follows. A calculation will be made of the portion of OID that accrues on such asset during each successive monthly accrual period (or shorter period in respect of the date of original issue or the final Distribution Date). This will be done, in the case of each full monthly accrual period, by adding (i) the present value of all remaining payments to be received on such asset under the prepayment assumption used in respect of such assets and (ii) any payments received during such accrual period, and subtracting from that total the "adjusted issue price" of such asset at the beginning of such accrual
period.   No representation is  made that  such assets will prepay  at any prepayment
assumption. The "adjusted issue price" of a Receivable or Receivables Backed Asset at the beginning of the first accrual period is its issue price (as determined for purposes of the
OID rules of the Code) and the "adjusted issue price" of such asset at the beginning of a subsequent accrual period is the "adjusted issue price" at the beginning of the immediately preceding accrual period plus the amount of OID allocable to that accrual period and reduced by the amount of any payment (other than "qualified stated interest") made at the end of or during that accrual period. The OID accruing during such accrual period will then be divided by the number of days in the period to determine the daily portion of OID for each day in the period. With respect to an initial accrual period shorter than a full monthly accrual period, the daily portions of OID must be determined according to an appropriate allocation under either an exact or approximate method set forth in the OID
Regulations, or some other reasonable method, provided that such method is consistent with the method used to determine the yield to maturity of such assets.

    With  respect to  the Receivables  or Receivables  Backed Assets,  the
method of
calculating OID as described above will cause the accrual of OID to either increase or decrease (but never below zero) in any given accrual period to reflect the fact that prepayments are occurring at a faster or slower rate than the prepayment assumption used in respect of such assets. Subsequent purchasers that purchase such assets at more than a de minimis discount should consult their tax advisors with respect to the proper method to accrue such OID.

    Market Discount.   A Grantor Trust Certificate Owner  that acquires an
undivided
interest in Receivables or Receivables Backed Assets may be subject to the market discount rules of Sections 1276 through 1278 to the extent an undivided interest in a Receivable or
Receivables Backed Asset is considered or to have been purchased at a "market discount."
Generally, the amount of market discount is equal to the excess of the portion of the principal amount of such asset allocable to such holder's undivided interest over such holder's tax basis in such interest. Market discount with respect to a Grantor Trust
Certificate will be considered to be zero if the amount allocable to the Grantor Trust
Certificate is less than 0.25% of the Grantor Trust Certificate's stated redemption price at maturity multiplied by the weighted average maturity remaining after the date of purchase. Treasury regulations implementing the market discount rules have not yet been issued; therefore, investors should consult their own tax advisors regarding the application of these rules and the advisability of making any of the elections allowed under Code Sections 1276 through 1278.

    The Code provides that any principal payment (whether a scheduled payment or a prepayment) or any gain on disposition of a market discount bond shall be treated as ordinary income to the extent that it does not exceed the accrued market discount at the time of such payment. The amount of accrued market discount for purposes of determining the tax treatment of subsequent principal payments or dispositions of the market discount bond is to be reduced by the amount so treated as ordinary income.

    The Code also grants the Treasury Department authority to issue regulations providing for the computation of accrued market discount on debt instruments, the principal of which is payable in more than one installment. While the Treasury Department has not yet issued regulations, rules described in the relevant legislative history will apply. Under those rules, the holder of a market discount bond may elect to accrue market discount either on the basis of a constant interest rate or according to one of the following methods. If a
Grantor Trust Certificate is issued with OID, the amount of market discount that accrues during any accrual period would be equal to the product of (i) the total remaining market discount and (ii) a fraction, the numerator of which is the OID accruing during the period and the denominator of which is the total remaining OID at the beginning of the accrual period. For Grantor Trust Certificates issued without OID, the amount of market discount that accrues during a period is equal to the product of (i) the total remaining market discount and (ii) a fraction, the numerator of which is the amount of stated interest paid during the accrual period and the denominator of which is the total amount of stated interest remaining to be paid at the beginning of the accrual period. For purposes of calculating market discount under any of the above methods in the case of instruments (such as the Grantor Trust Certificates) that provide for payments that may be accelerated by reason of prepayments of other obligations securing such instruments, the same prepayment assumption applicable to calculating the accrual of OID will apply. Because the regulations described above have not been issued, it is impossible to predict what effect those regulations might have on the tax treatment of a Grantor Trust Certificate purchased at a discount or premium in the secondary market.

    A holder who acquired a Grantor Trust Certificate at a market discount also may be required to defer a portion of its interest deductions for the taxable year attributable to  any indebtedness  incurred  or  continued to  purchase  or carry  such
Grantor Trust
Certificate purchased with market discount. For these purposes, the de minimis rule referred above applies. Any such deferred interest expense would not exceed the market discount that accrues during such taxable year and is, in general, allowed as a deduction not later than the year in which such market discount is includible in income. If such holder elects to include market discount in income currently as it accrues on all market discount instruments acquired by such holder in that taxable year or thereafter, the interest deferral rule described above will not apply.

    Premium.    To  the  extent  a  Grantor  Trust  Certificate  Owner  is considered to have
purchased an undivided interest in a Receivable or Receivables Backed Asset for an amount that is greater than its stated redemption price at maturity of such asset, such Grantor
Trust  Certificate Owner  will be  considered to  have purchased  the such asset with
"amortizable bond premium" equal in amount to such excess. A Grantor Trust Certificate
Owner (who does not hold the Certificate for sale to customers or in inventory) may elect under Section 171 of the Code to  amortize such premium.  Under the  Code, premium is
allocated among the interest payments on the assets to which it relates and is considered as an offset against (and thus a reduction of) such interest payments. With certain exceptions, such an election would apply to all debt instruments held or subsequently acquired by the electing holder. Absent such an election, the premium will be deductible as an ordinary loss only upon disposition of the Certificate or pro rata as principal is paid on such assets.

    Election to Treat All Interest as OID. The OID regulations permit a Grantor Trust
Certificate Owner to elect to accrue all interest, discount (including de minimis market or original issue discount) and premium in income as interest, based on a constant yield method. If such an election were to be made with respect to a Grantor Trust Certificate with market discount, the Certificate Owner would be deemed to have made an election to include in income currently market discount with respect to all other debt instruments having market discount that such Grantor Trust Certificate Owner acquires during the year of the election or thereafter. Similarly, a Grantor Trust Certificate Owner that makes this election for a Grantor Trust Certificate that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such Grantor Trust Certificate Owner owns or acquires.
See "-- Premium" herein. The election to accrue interest, discount and premium on a constant yield method with respect to a Grantor Trust Certificate is irrevocable.


    Subordinate Certificates. In the event the Trust issues two classes of Grantor Trust
Certificates, one class being a subordinate class and the other being a senior class
(referred   to  herein  as  the  "Subordinate  Certificates"  and  "Senior
Certificates",
respectively) the Trust will be deemed to have acquired the following assets: (i) the principal portion of each Receivable or Receivables Backed Asset plus a portion of the interest due on each such asset (the "Trust Stripped Bond"), and (ii) a portion of the interest due on each such asset equal to the difference between the pass-through rate on the Subordinate Certificates and the pass-through rate on the Senior Certificates, if any, which difference is then multiplied by the Subordinate Class Percentage (the "Trust
Stripped Coupon"). The "Subordinate Class Percentage" equals the initial aggregate principal amount of the Subordinate Certificates divided by the sum of the initial aggregate principal amount of the Subordinate Certificates and the Senior Certificates.
The "Senior Class Percentage" equals the initial aggregate principal amount of the Senior
Certificates divided by the sum of the initial aggregate principal amount of the
Subordinate Certificates and the Senior Certificates.


    The Senior Certificateholders in the aggregate will own the Senior Class Percentage of the Trust Stripped Bond and accordingly each Senior Certificateholder will be treated as owning its pro rata share of such asset. The Senior Certificateholders will not own any portion of the Trust Stripped Coupon. The Subordinate Certificateholders in the aggregate own both the Subordinate Class Percentage of the Trust Stripped Bond plus 100% of the Trust
Stripped Coupon, if any, and accordingly each Subordinate Certificateholder will be treated as owning its pro rata share in both such assets. The Trust Stripped Bond will be treated as a "stripped bond" and the Trust Stripped Coupon will be treated as "stripped coupons"
within the meaning of Section 1286 of the Code. Because the purchase price paid by each
Subordinate Certificateholder will be allocated between that Certificateholder's interest in the Trust Stripped Bond and the Trust Stripped Coupon based on the relative fair market values of each asset on the date such Subordinate Certificate is purchased, the Trust
Stripped Bond may be issued with original issue discount.

    Trust Stripped Bond.  Except to  the extent modified below, the income
    -------------------
of the Trust
Stripped Bond represented by a Certificate will be reported in the same manner as described generally above for holders of Certificates. The interest income on the Subordinate
Certificates at the Senior Certificate pass-through rate and the portion of the Servicing
Fee that does not constitute excess servicing will be treated as qualified stated interest.

    Trust Stripped Coupon.  The Trust Stripped Coupon will be treated as a
    ---------------------
debt instrument
with original issued discount equal to the excess of the total amount payable with respect to such Trust Stripped Coupon (based on the prepayment assumption used in pricing the
Certificates) over the portion of the purchase price allocated thereto. The sum of the daily portions of original issue discount on the Trust Stripped Coupon for each day during a year in which the Subordinate Certificateholder holds the Trust Stripped Coupon will be included in the Subordinate Certificateholder's income.

    Effect  of  Subordination.    If  the  Subordinate  Certificateholders
    -------------------------
receive distribution
of less than their share of the Trust's receipts of principal or interest (the "Shortfall
Amount") because of the subordination of the Subordinate Certificates, holders of
Subordinate Certificates would probably
be treated for federal income tax purposes as if they had (i) received as distributions their full share of such receipts, (ii) paid over to the Senior Certificateholders an amount equal to such Shortfall Amount and (iii) retained the right to reimbursement of such amounts to the extent such amounts are otherwise available as a result of collections on the Receivables or amounts available from a Reserve Account or other form of credit enhancement, if any.

    Under this analysis, (a) Subordinate Certificateholders would be required to accrue as current income any interest or OID income of the Trust that was a component of the
Shortfall Amount, even though such amount was in fact paid to the Senior Certificateholders, (b) a loss would only be allowed to the Subordinate Certificateholders when their right to receive reimbursement of such Shortfall Amount became worthless (i.e., when it becomes clear that amount will not be available from any source to reimburse such loss) and (c) reimbursement of such Shortfall Amount prior to such a claim of worthlessness would not be taxable income to Subordinate Certificateholders because such amount was previously included in income. Those results should not significantly affect the inclusion of income for Subordinate Certificateholders on the accrual method of accounting, but could accelerate inclusion of income to Subordinate Certificateholders on the cash method of accounting by, in effect, placing them on the accrual method. Moreover, the character and timing of loss deductions is unclear. Subordinate Certificateholders are strongly urged to consult their own tax advisors regarding the appropriate timing, amount and character of any losses sustained with respect to the Subordinate Certificates including any loss resulting from the failure to recover previously accrued interest or discount income.


    Sale or Exchange of a Grantor Trust Certificate. The sale or exchange of a Grantor
Trust Certificate prior to its maturity  will result in gain or loss equal to the
difference, if any, between the amount received and the owner's adjusted basis in the
Grantor Trust Certificate. Such adjusted basis generally will equal the seller's purchase price for the Grantor Trust Certificate, increased by the OID included in the seller's gross income with respect to the Grantor Trust Certificate, and reduced by principal payments on the Grantor Trust Certificate previously received by the seller. Such gain or loss will be capital gain or loss to an owner for which a Grantor Trust Certificate is a
"capital asset" within the meaning of Section 1221, and will be long-term or short-term depending on whether the Grantor Trust Certificate has been owned for the long-term capital gain holding period (currently more than one year).


    Grantor Trust Certificates will be "evidences of indebtedness" within the meaning of
Section 582(c)(1), so that gain or loss recognized from the sale of a Grantor Trust
Certificate by a bank or a thrift institution to which such section applies will be treated as ordinary income or loss.

    Non-U.S. Persons. Generally, to the extent that a Grantor Trust Certificate evidences ownership in underlying Receivables that were issued on or before July 18, 1984, interest or OID paid by the person required to withhold tax under Section 1441 or 1442 to (i) an owner that is not a U.S. Person (as defined below) or
(ii) a Grantor Trust Certificate Owner holding on behalf of an owner that is not a U.S.
Person will be subject to federal income tax, collected by withholding, at a rate of 30% or such lower rate as may be provided for interest by an applicable tax treaty. Accrued
OID recognized by the owner on the sale or exchange of such a Grantor Trust Certificate also will be subject to federal income tax at the same rate. Generally, such payments would not be subject to withholding if such Grantor Trust Certificate Owner complies with certain identification requirements (including delivery of a statement, signed by the
Grantor Trust Certificate Owner under penalties of perjury, certifying that such Grantor
Trust Certificate Owner is not a U.S. Person and providing the name and address of such
Grantor Trust Certificate Owner).

    As used herein, a "U.S. Person" means a citizen or resident of the United States, a corporation or a partnership organized in or under the laws of the United States or any political subdivision thereof or an estate or trust, the income of which from sources outside the United States is includible in gross income for federal income tax purposes regardless of its connection with the conduct of a trade or business within the United
States.

    Information Reporting and Backup Withholding. The Servicer will furnish or make available, within a reasonable time after the end of each calendar year, to each person who was a Grantor Trust Certificate Owner at any time during such year, such information as may be deemed necessary or desirable to assist Grantor Trust Certificate Owners in preparing their federal income tax returns, or to enable holders to make such information available to beneficial owners or financial intermediaries that hold Grantor Trust Certificates as
nominees on behalf of beneficial owners.   If a holder, beneficial  owner,
financial
intermediary or other recipient of a payment on behalf of a beneficial owner fails to supply a certified taxpayer identification number or if the Secretary of the Treasury determines that such person has not reported all interest and dividend income required to be shown on its federal income tax return, 31% backup withholding may be required with respect to any payments. Any amounts deducted and withheld from a distribution to a recipient would be allowed as a credit against such recipient's federal income tax liability.


        CERTAIN STATE TAX CONSEQUENCES WITH RESPECT TO OWNER TRUSTS

    The activities to be undertaken by the Servicer in servicing and collecting the
Receivables will take place in Illinois. The State of Illinois imposes a state income tax on corporations, partnerships and other entities doing business in the State of Illinois.
This discussion relates only to Owner Trusts, and is based upon present provisions of
Illinois statutes and the regulations promulgated thereunder, and applicable judicial or ruling authority, all of which are subject to change, which change may be retroactive. No ruling on any of the issues discussed below will be sought from the Illinois Department of
Revenue.

    Because of the variation in each state's tax laws based in whole or in part upon income, it is impossible to predict tax consequences to holders of Notes and Certificates in all of the state taxing jurisdictions in which they are already subject to tax. Noteholders and Certificate Owners are urged to consult their own tax advisors with respect to state tax consequences arising out of the purchase, ownership and disposition of Notes and Certificates.

    For purposes  of the following  summary, references to the  Trust, the
Notes, the
Certificates and related terms, parties and documents shall be deemed to refer, unless otherwise specified herein, to each Owner Trust and the Notes, Certificates and related terms, parties and documents applicable to such Trust.

TAX CONSEQUENCES WITH RESPECT TO THE NOTES


    It is expected that special Illinois tax counsel to the Trust ("Illinois Tax Counsel") will advise each such Trust that issues Notes that, assuming the Notes will be treated as debt for federal income tax purposes, the Notes will be treated as debt for Illinois income tax purposes. Accordingly, Note Owners not otherwise subject to taxation in Illinois should not become subject to taxation in Illinois solely because of a holder's ownership of Notes. However, a Note Owner already subject to Illinois's income tax could be required to pay additional Illinois tax as a result of the holder's ownership or disposition of
Notes.


TAX CONSEQUENCES WITH RESPECT TO THE CERTIFICATES ISSUED BY AN OWNER TRUST


    If the arrangement created by the Trust Agreement is treated as a partnership (not taxable as a corporation) for federal income tax purposes, Illinois Tax Counsel will deliver its opinion that the same treatment should also apply for Illinois tax purposes.
The Owner Trust will take the position that neither it nor the Certificate Owners are, as a result of the transactions described herein, doing business in Illinois but rather that the Owner Trust should be viewed as a passive holder of investments. As a result, neither the Owner Trust nor the Certificate Owners should be subject to Illinois income taxes
(which, if applicable, could possibly result in reduced distributions to Certificate
Owners). Alternative characterizations of the Owner Trust and the Certificates are possible but would not result in materially adverse tax consequences to Certificate Owners.


                                   * * *

    THE FEDERAL AND STATE TAX DISCUSSIONS SET FORTH ABOVE ARE INCLUDED FOR
GENERAL
INFORMATION ONLY AND MAY NOT BE APPLICABLE DEPENDING UPON A NOTEHOLDER'S OR CERTIFICATE
OWNER'S PARTICULAR TAX SITUATION. PROSPECTIVE PURCHASERS SHOULD CONSULT THEIR TAX ADVISORS
WITH RESPECT TO THE TAX CONSEQUENCES TO THEM OF THE PURCHASE, OWNERSHIP AND DISPOSITION OF
NOTES AND CERTIFICATES, INCLUDING THE TAX CONSEQUENCES UNDER STATE, LOCAL, FOREIGN AND
OTHER TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX
LAWS.


                           ERISA CONSIDERATIONS

    Section 406 of ERISA and Section 4975 of the Code prohibit a pension, profit-sharing or other employee benefit plan, as well as individual retirement accounts and certain types of Keogh Plans (each a "Benefit Plan"), from engaging in certain transactions with persons that are "parties in interest" under ERISA or "disqualified persons" under the Code with respect to such Benefit Plan. A violation of these "prohibited transaction" rules may result in an excise tax or other penalties and liabilities under ERISA and the Code for such persons.

    Certain transactions involving a Trust might be deemed to constitute prohibited transactions under ERISA and the Code with respect to a Benefit Plan that purchased Notes or Certificates if assets of the Trust were deemed to be assets of the Benefit Plan. Under a regulation issued  by the United States  Department of Labor  (the "Plan
Assets
Regulation"), the assets of a Trust would be treated as plan assets of a Benefit Plan for the purposes of ERISA and the Code only if the Benefit Plan acquired an "equity interest"
in the Trust and none of the exceptions contained in the Plan Assets Regulation was applicable. An equity interest is defined under the Plan Assets Regulation as an interest other than an instrument which is treated as indebtedness under applicable local law and which has no substantial equity features.

    Employee benefit plans that are governmental plans (as defined in Section 3(32) of
ERISA) and certain church plans (as defined in Section 3(33) of ERISA) are not subject to
ERISA requirements.

    A plan fiduciary considering the purchase of Securities of a given series should consult its tax and/or legal advisors regarding whether the assets of the related Trust would be considered plan assets, the possibility of exemptive relief from the prohibited transaction rules and other issues and their potential consequences.

THE NOTES


    Unless otherwise specified in the Prospectus Supplement, the Notes of each series may be purchased by an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions  of Title I of  ERISA or by a plan described  in
Section 4975(e)(1)
of the Code, including an individual retirement account (a "Plan"). A fiduciary of the
Plan must determine that the purchase of a Note is consistent with its fiduciary duties under ERISA and does not result in a nonexempt prohibited transaction (as defined in
Section 3(32) of ERISA) and certain church plans (as defined in Section 3(33) of ERISA) are not subject to the fiduciary responsibility or prohibited transaction provisions of ERISA or the Code.


SENIOR CERTIFICATES


    Unless otherwise specified in the related Prospectus Supplement, the following discussion applies only to nonsubordinate Certificates (referred to herein as "Senior
Certificates") issued by a Grantor Trust or an Owner Trust.

    The U.S. Department of Labor has granted to the lead Underwriter named in the
Prospectus Supplement an exemption (the "Exemption") from certain of the prohibited transaction rules of ERISA with respect to the initial purchase, the holding and the subsequent resale by Benefit Plans of certificates representing interests in asset-backed pass-through trusts that consist of certain receivables, loans and other obligations that meet the conditions and requirements of the Exemption. The receivables covered by the
Exemption include motor vehicle retail installment sales contracts and installment loans such as the Receivables. The Exemption will apply to the acquisition, holding and resale of the Senior Certificates by a Benefit Plan, provided that certain conditions (certain of which are described below) are met.


    Among the conditions which must be satisfied for the Exemption to apply to the Senior
Certificates are the following:

        (1) The acquisition of the Senior Certificates by a Benefit Plan is on terms
    (including the price for the Senior Certificates) that are at least as favorable to the Benefit Plan as they would be in an arm's length transaction with an unrelated party;


        (2) The rights and interests evidenced by the Senior Certificates acquired by the
    Benefit Plan are not subordinate to the rights and interests evidenced by other certificates of the Trust;

        (3) The Senior Certificates acquired by the Benefit Plan have received a rating at the time of such acquisition that is in one of the three highest generic rating categories from either Standard & Poor's Corporation, Moody's Investors Service, Inc., Duff
    & Phelps Inc. or Fitch Investors Service, Inc.;


        (4) The Trustee is not an affiliate of any other member of the Restricted Group
    (as defined below);


        (5)  The  sum  of  all  payments   made  to  the  Underwriters  in
    connection with the
    distribution of the Senior Certificates represents not more than reasonable compensation for underwriting the Senior Certificates; the sum of all payments made to and retained by the Seller pursuant to the sale of the Receivables to the Trust represents not more than the fair market value of such Receivables; and the sum of all payments made to and retained by the Servicer represents not more than reasonable compensation for the Servicer's services under the Agreement and reimbursement of the Servicer's reasonable expenses in connection therewith; and


        (6) The Benefit Plan investing in the Senior Certificates is an "accredited investor" as defined in Rule 501 (a)(1) of Regulation D of the Securities and Exchange
    Commission under the Securities Act of 1933.


    Moreover, the Exemption would provide relief from certain self-dealing/conflict of interest or  prohibited transactions  only if,  among other  requirements,
(i) in the case of
the acquisition
of Senior Certificates in connection with the initial issuance, at least fifty (50) percent of the Senior Certificates are acquired by persons independent of the Restricted Group (as defined below), (ii) the Benefit Plan's investment in Senior Certificates does not exceed twenty-five (25) percent of all of the Senior Certificates outstanding at the time of the acquisition, and (iii) immediately after the acquisition, no more than twenty-five (25)
percent of the assets of the Benefit Plan are invested in certificates representing an interest in one or more trusts containing assets sold or serviced by the same entity. The
Exemption does not apply to Plans sponsored by the Seller, any Underwriter, the Trustee, the Servicer, any obligor with respect to Receivables included in the Trust constituting more than five percent of the aggregate unamortized principal balance of the assets in the
Trust, or any affiliate of such parties (the "Restricted Group").

    Unless otherwise specified in the Prospectus Supplement, the Company believes that the
Exemption will apply to the acquisition and holding by Benefit Plans of Senior Certificates sold by the Underwriter or Underwriters named in the Prospectus Supplement and that all conditions of the Exemption other than those within the control of the investors have been met. In addition, as of the date hereof, no obligor with respect to Receivables included in the Trust constitutes more than five percent of the aggregate unamortized principal balance of the assets of the Trust.


SUBORDINATE CERTIFICATES


    Unless otherwise specified in the Prospectus Supplement, the Certificates issued by
Owner Trusts that also issue Notes and Subordinate Certificates issued by Grantor Trusts may not be purchased by a Plan or by any entity whose underlying assets include plan assets by reason of a plan's investment in the entity. Such purchase of an equity interest in the
Trust will result in the assets of the Trust being deemed assets of a Benefit Plan for the purposes of ERISA and the Code, and certain transactions involving the Trust may then be deemed to constitute prohibited transactions under Section 406 of ERISA and Section 4975 of the Code. A violation of the "prohibited transaction" rules may result in an excise tax or other penalties and liabilities under ERISA and the Code for such persons.


    By its acceptance of such Certificate, each Certificateholder will be deemed to have represented and warranted that it is not a Benefit Plan.

    If a given series of Certificates may be acquired by a Benefit Plan because of the application of an exception contained in the Plan Assets Regulation, such exception will be discussed in the related Prospectus Supplement.

    A plan fiduciary considering the purchase of Securities of a given series should consult its tax and/or legal advisors regarding whether the assets of the related Trust would be considered plan assets, the possibility of exemptive relief from the prohibited transaction rules and other issues and their potential consequences.

                           PLAN OF DISTRIBUTION


    On the terms and conditions set forth in an underwriting agreement with respect to the
Notes,  if any,  of  a given  series  and an  underwriting agreement  with respect to the
Certificates of such series (collectively, the "Underwriting Agreements"), the Seller will agree to cause the related Trust to sell to the underwriters named therein and in the related Prospectus Supplement, and each of such underwriters will severally agree to purchase, the principal amount of each class of Notes and Certificates, as the case may be, of the related series set forth in such underwriting agreements and in such Prospectus
Supplement.


    In each of the Underwriting Agreements with respect to any given series of Securities, the several underwriters will agree, subject to the terms and conditions set forth therein, to purchase all the Notes and Certificates, as the case may be, described therein which are offered hereby and by the related Prospectus Supplement if any of such Notes and
Certificates, as the case may be, are purchased.

    Each Prospectus Supplement will either (i) set forth the price at which each class of
Notes and Certificates, as the case may be, being offered thereby will be offered to the public and any concessions that may be offered to certain dealers participating in the offering of such Notes and Certificates or (ii) specify that the related Notes and
Certificates, as the case may be, are to be resold by the underwriters in negotiated transactions at varying prices to be determined at the time of such sale. After the initial public offering of any such Notes and Certificates, such public offering prices and such concessions may be changed.

    Each Underwriting Agreement will provide that the Seller will indemnify the underwriters against certain civil liabilities, including liabilities under the Securities
Act, or contribute to payments the several underwriters may be required to make in respect thereof.

    Each Trust may, from time to time, invest the funds in its Trust Accounts in Eligible
Investments acquired from such underwriters or from the Seller.

    Pursuant to each Underwriting Agreement with respect to a given series of Securities, the closing of the sale of any class of Securities subject to such Underwriting Agreement will be conditioned on the closing of the sale of all other such classes of Securities of that series.

    The place and time of delivery for the Securities in respect of which this Prospectus is delivered will be set forth in the related Prospectus Supplement.


                               LEGAL MATTERS

    Certain legal matters relating to the Securities of any series will be passed upon for the related Trust, the Seller, the Servicer and the Administrator by Sonnenschein Nath &
Rosenthal, New York, New York, and for the underwriters for such series by Brown & Wood LLP, New York, New York. Certain federal income tax and other matters will be passed upon for each Trust by Brown & Wood LLP and certain Illinois state tax and other matters will be passed upon for each Trust by Sonnenschein Nath & Rosenthal, Chicago, Illinois. It is anticipated that Sonnenschein Nath & Rosenthal will from time to time render legal services to the Seller, the Servicer and their affiliates.




                              INDEX OF TERMS


Actuarial Receivables        21
Adjusted Issue Price         57
Administration Agreement     46
Administration Fee       46
Administrator        46
Advance      8
Advances         40
Applicable Trustee       34
APR     9
Base Rate        29
Benefit Plan         62
Calculation Agent        30
Calculation Date         31,32,33
CD Rate      30
CD Rate Determination Date       30
CD Rate Security         30
Cede         17
Certificate Balance      4
Certificate Distribution Account      38
Certificate Owners       52
Certificate Pool Factor      22
Certificateholders       17
Certificates         1
Closing Date         37
Code         50
Collateral Reinvestment Account       1,7
Collection Account       37
Collection Period        39
Commercial Paper Rate        31
Commercial Paper Rate
Determination Date         31
Commercial Paper Rate Security        30
Commission       2, 16
Company      1,3
Composite Quotations         30
Cutoff Date      18
Dealer Agreements        18
Dealers      7,18
Definitive Certificates      35
Definitive Notes         35
Definitive Securities        35
Depository       24
Distribution Date        25,29
DTC     18
DTC's Nominee        18
Early Amortization Event     6
Eligible Deposit Account     39
Eligible Institution         39
Eligible Investments         38
ERISA        10
Events of Default        25
Exchange Act         16
Exemption        62
Federal Funds Rate       31,32
Federal Funds Rate Determination Date         31
Federal Funds Rate Security      30
Federal Tax Counsel      50
Final Scheduled Maturity Date         9
Financed Vehicles        6
First Merchants      3
Fixed Rate Securities        29
Floating Rate Securities     29
Foreign Person       51
FTC Rule         49
Funding Period       4
Grantor Trust        3
Grantor Trust Certificate Owners      56
Grantor Trust Certificates       56
H.15(519)        30
Illinois Tax Counsel         61
Indenture        3
Indenture Trustee        1
Index Maturity       30
Indirect Participants          33
Initial Cutoff Date      6
Initial Pool Balance         46
Initial Receivables      6
Insolvency Event         43
Insolvency Laws      14
Interest Rate        4
Interest Reset Date      30
Interest Reset Period        29
Investment Earnings      39
Investment Income        7
IRS     50
LIBOR        32
LIBOR Business Day       32
LIBOR Determination Date     32
LIBOR Security       30
Master Trust         5
Master Trust Agreement       5
Master Trust New Issuance        19
Money Market Yield       31
Note Distribution Account        38
Noteholders      18,33
Note Owners      50
Note Pool Factor         22
Notes        1
Obligors         18
OID     51
OID Regulations      51
Owner Trust      3
Participants         25
Pass Through Rate        4
Payahead Account         38
Payaheads        40
Plan         62
Plan Assets Regulation       62
Pool Balance         23
Pooling and Servicing Agreement       3
Pre-Funded Amount        6
Pre-Funding Account      1
Precomputed Advance      8
Precomputed Receivables      21
Prepayments      16
Prospectus Supplement        1
Purchase Amount      37
Qualified Stated Interest        57
Rating Agencies      17
Ratings Effect       16,20
Receivables      1,6
Receivables Backed Assets        6
Receivables Pool         18
Registration Statement       2
Related Documents        27
Reserve Account      42
Restricted Group         63
Revolving Period         6
Rule of 78's Receivables     21
Rules        34
Sale and Servicing Agreement     6
Schedule of Receivables      37
Section 1286 Treasury Regulations         57
Securities       1
Securities Act       2
Security Owners      33
Securityholders      12,17
Seller       3
Senior Certificates      59,62
Senior Class Percentage      59
Servicer         1,3
Servicer Default         43
Servicing Fee        40
Servicing Fee Rate       40
Shortfall Amount         59
Short-Term Note      51
Simple Interest Advance      8
Simple Interest Receivables      21
Spread       29
Spread Multiplier        29
Strip Certificates       5
Strip Notes      4
Subordinate Certificates     59
Subordinate Class Percentage     59
Subsequent Receivables       1,6
Subsequent Transfer Date     12,37
Sum of Periodic Balances     21
Telerate Page 3750       32
Transfer and Servicing Agreements         36
Transferor       1,3
Treasury bills       32
Treasury Rate        32,33
Treasury Rate Determination Date      33
Treasury Rate Security       30
Trust        1
Trustee      1
Trust Accounts       38
Trust Agreement      3
Trust Property       1
Trust Stripped Bond      59
Trust Stripped Coupon        59
UCC     37
Underwriting Agreements      64
U.S. Person      60


                                  PART II


                  INFORMATION NOT REQUIRED IN PROSPECTUS


ITEM 14. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.*

    Expenses in connection with the offering of the Securities being registered herein are estimated as follows:


    SEC registration fee  . . . . . . . . . . . . . . . .      $215,517
    Legal fees and expenses   . . . . . . . . . . . . . . .    $135,000
    Accounting fees and expenses  . . . . . . . . . . . . . .  $ 25,000
    Blue sky fees and expenses  . . . . . . . . . .            $ 10,000
    Rating agency fees  . . . . . . . . . . . . . . . . . .    $ 60,000
    Trustee's fees and expenses   . . . . . . . . . . . . . .  $ 10,000
    Printing  . . . . . . . . . . . . . . . . . . . . . . . .  $ 35,000
    Miscellaneous   . . . . . . . . . . . . . . . . . . . . .  $ 20,000
        Total   . . . . . . . . . . . . . . . . . .            $510,517
                                                            =============

* All amounts except the SEC Registration Fee are estimates of expenses incurred or to be incurred in connection with the issuance and distribution of a Series of Securities in an aggregate principal amount assumed for these purposes to be equal to $150,000,000 of Securities registered hereby.





ITEM 15.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

    First Merchants Acceptance Corporation has undertaken in its certificate of incorporation and bylaws to indemnify, to the maximum extent permitted by the Delaware
General Corporation Law as from time to time amended, any currently acting or former director, officer, employee and agent of First Merchants Acceptance Corporation against any and all liabilities incurred in connection with their services in such capacities.


ITEM 16.  EXHIBITS.


 1.1    Form of Underwriting Agreement for Owner Trusts
 1.2    Form of Underwriting Agreement for Grantor Trusts
 3.1    Restated Certificate of Incorporation of the Company
 3.2    Bylaws of the Company
 4.1    Form of Trust Agreement (including form of Certificates)
 4.2    Form  of  Pooling  and  Servicing  Agreement  (including  form  of
Certificates)
 4.3    Form of Indenture (including form of Notes)
 5.1    Opinion of Sonnenschein Nath & Rosenthal with respect to legality
 8.1    Opinion of Brown & Wood LLP with respect to tax matters
10.1    Form of Sale and Servicing Agreement
10.2    Form of Administration Agreement
10.3    Form of Receivables Purchase Agreement for Owner Trusts
10.4    Form of Receivables Purchase Agreement for Grantor Trusts
23.1    Consent of  Sonnenschein  Nath &  Rosenthal  (included in  Exhibit
5.1)
23.2    Consent of Brown & Wood LLP (included in Exhibit 8.1)
24.1    Power of Attorney (included on Page II-3)*
25.1    Statement of Eligibility and Qualification of Indenture Trustee
99.1    Form of Transfer Agreement
99.2    Form of Security Agreement

- -----------------------------
    * Filed previously with the Commission on August 2, 1996 as an exhibit to the
Registration Statement on Form S-3 (No. 333-09487).


ITEM 17. UNDERTAKINGS.


    The undersigned registrant hereby undertakes:

    (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement;

        (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

        (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof)
which, individually or in the aggregate, represent a fundamental change in the information
set forth  in the registration statement.   Notwithstanding the foregoing,
any increase or
decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high and of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

        (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

    (2) That, for the purpose of determining any liability under the Securities Act of
1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

    (3) To  remove  from  registration   by  means  of  a   post-effective
amendment any of the
securities being registered which remain unsold at the termination of the offering.

    The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section
15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

    Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

    The undersigned registrant hereby undertakes that:

    (2) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

    The undersigned registrant hereby undertakes to file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of Section 310 of the Trust Indenture Act in accordance with the rules and regulations prescribed by the
Commission under Section 305(b)(2) of the Act.



                                SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Form S-3 Registration
Statement (File No. 333-09487) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Deerfield, the State of Illinois, on September 6, 1996.


                         FIRST MERCHANTS ACCEPTANCE CORPORATION



                         By:      /s/ Thomas R. Ehmann
				--------------------------------------
                                Name: Thomas R. Ehmann
                                Title:   Vice President and
                                Chief Financial Officer


    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment
No. 1 to Form S-3 Registration Statement (File No. 333-09487) has been signed below by the following persons in the capacities and on the dates indicated:


Signature                                      Title                                         Date
- ---------                                      -----                                         ----

*
- ----------------------------    President, Chief Executive Officer and Director      September 6, 1996
Mitchell C. Kahn                (Principal Executive Officer)

/s/ Thomas R. Ehmann
- ----------------------------    Vice President and Chief Financial Officer,          September 6, 1996
Thomas R. Ehmann                Assistant Secretary (Principal Financial
                                Officer and Principal Accounting Officer)
*
- ----------------------------    Director                                             September 6, 1996
Thomas A. Hiatt

*
- ----------------------------    Director                                             September 6, 1996
William N. Plamondon

*
- ----------------------------    Director                                             September 6, 1996
Marcy H. Shockey

*
- ----------------------------    Director                                             September 6, 1996
Richard J. Uhl

*
- ----------------------------    Director                                             September 6, 1996
Solomon A. Weisgal

*
- ----------------------------    Director                                             September 6, 1996
Stowe W. Wyant



*By: /s/ Thomas R. Ehmann
     _________________
     Thomas R. Ehmann
     Attorney-in-fact







                                                Registration No. 333-09487


==========================================================================









                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549


                           _____________________


                            AMENDMENT NO. 1 TO

                                 FORM S-3
                          REGISTRATION STATEMENT
                                   UNDER
                        THE SECURITIES ACT OF 1933


                           _____________________


                        FIRST MERCHANTS AUTO TRUSTS
                  (Issuer with respect to the Securities)


                  FIRST MERCHANTS ACCEPTANCE CORPORATION
                 (Sponsor of the Trusts described herein)
          (Exact name of Registrant as specified in its charter)

                           _____________________


                              EXHIBIT VOLUME






==========================================================================




                               EXHIBIT INDEX


Exhibit      Description                                      Page
- -------      -----------                                      ----


 1.1    Form of Underwriting Agreement for Owner Trusts
 1.2    Form of Underwriting Agreement for Grantor Trusts
 3.1    Restated Certificate of Incorporation of the Company
 3.2    Bylaws of the Company
 4.1    Form of Trust Agreement (including form of Certificates)
 4.2    Form of Pooling and Servicing Agreement (including form of
Certificates)
 4.3    Form of Indenture (including form of Notes)
 5.1    Opinion of Sonnenschein Nath & Rosenthal with respect to legality
 8.1    Opinion of Brown & Wood LLP with respect to tax matters
10.1    Form of Sale and Servicing Agreement
10.2    Form of Administration Agreement
10.3    Form of Receivables Purchase Agreement for Owner Trusts
10.4    Form of Receivables Purchase Agreement for Grantor Trusts
23.1    Consent of Sonnenschein Nath & Rosenthal (included in Exhibit
5.1)
23.2    Consent of Brown & Wood LLP (included in Exhibit 8.1)
24.1    Power of Attorney (included on Page II-3)*
25.1    Statement of Eligibility and Qualification of Indenture Trustee
99.1    Form of Transfer Agreement
99.2    Form of Security Agreement


___________________________________
    * Filed previously with the Commission on August 2, 1996 as an exhibit to the
Registration Statement on Form S-3 (No. 333-09487).